UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number   811-3010

Fidelity Advisor Series VII

 (Exact name of registrant as specified in charter)

245 Summer St., Boston, Massachusetts  02210

 (Address of principal executive offices)       (Zip code)

Marc Bryant Secretary

245 Summer St.

Boston, Massachusetts  02210

(Name and address of agent for service)

Registrant's telephone number, including area code:

617-563-7000

Date of fiscal year end:	July 31

Date of reporting period:	July 31, 2018

Item 1.

Reports to Stockholders

Fidelity Advisor® Real Estate Fund Class A, Class M, Class C and Class I Annual Report July 31, 2018

Contents

Performance
Management's Discussion of Fund Performance
Investment Summary
Schedule of Investments
Financial Statements
Notes to Financial Statements
Report of Independent Registered Public Accounting Firm
Trustees and Officers
Shareholder Expense Example
Distributions

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov.

You may also call 1-877-208-0098 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third-party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2018 FMR LLC. All rights reserved.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC’s web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.

For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.institutional.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED •MAY LOSE VALUE •NO BANK GUARANTEE

Neither the Fund nor Fidelity Distributors Corporation is a bank.

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The hypothetical investment and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund’s total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

For the periods ended July 31, 2018	Past 1 year	Past 5 years	Past 10 years
Class A (incl. 5.75% sales charge)	(3.34)%	5.87%	6.72%
Class M (incl. 3.50% sales charge)	(1.25)%	6.13%	6.72%
Class C (incl. contingent deferred sales charge)	0.81%	6.32%	6.55%
Class I	2.84%	7.42%	7.63%

 Class C shares' contingent deferred sales charges included in the past one year, past five years and past ten years total return figures are 1%, 0% and 0%, respectively.

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity Advisor® Real Estate Fund - Class A on July 31, 2008, and the current 5.75% sales charge was paid.

The chart shows how the value of your investment would have changed, and also shows how the S&P 500® Index performed over the same period.

Period Ending Values
$19,160	Fidelity Advisor® Real Estate Fund - Class A
$27,551	S&P 500® Index

Management's Discussion of Fund Performance

Market Recap:  The U.S. equity bellwether S&P 500® index gained 16.24% for the 12 months ending July 31, 2018, despite a resurgence in volatility that challenged the multiyear bull market. Stocks maintained their steady growth until a sharp reversal in February, as volatility spiked amid fear that rising inflation and the potential for the economy to overheat would prompt the U.S. Federal Reserve to pick up the pace of interest rate hikes. The index posted its first negative monthly result since October 2016, and then lost further ground in March on fear of a global trade war. The market stabilized in April and turned upward through mid-June, when escalating trade tension between the U.S. and China soured investor sentiment. The resulting uncertainty lingered into July, but strong corporate earnings helped the S&P 500 rise 3.72% that month to cap the period. For the full one-year period, growth handily topped value, while small-caps bested large-caps. By sector, information technology (+28%) led the way, boosted by strong earnings growth from several major index constituents. Consumer discretionary rose roughly 24%, driven by retailers (+49%). Energy (+20%) gained alongside higher oil prices. Laggards were telecommunication services (-2%), consumer staples (0%) and utilities (+3%), defensive groups that struggled amid rising interest rates and a general preference for risk. Real estate (+5%) fared a bit better but still lagged, as did financials, industrials, health care (each up 13%) and materials (+11%).

Comments from Portfolio Manager Samuel Wald:  For the fiscal year, the fund's share classes (excluding sales charges, if applicable) gained roughly 2% to 3%, trailing the 3.85% return of the Dow Jones U.S. Select Real Estate Securities Index℠ and significantly lagging the S&P 500®. Versus the Dow Jones real estate index, security selection was the primary detractor, especially in the hotels and diversified segments. An underweighting in hotels also hurt, as did overweighting the lagging residential category, where a stake in apartment REIT Avalon Bay Communities detracted. Despite the underperformance in hotels, a non-index position in Marriott International, later sold for valuation reasons, contributed. Security selection in retail contributed versus the sector index, as not owning index component and shopping-center REIT Kimco Realty helped. Overweighting another shopping-center REIT, however, Urban Edge Properties, detracted. Industry positioning was favorable, thanks primarily to an underweighting in health care. Here, an overweighting in Ventas – one of the fund's largest holdings – was detrimental, although it was partly counterbalanced by not owning poor-performing index component HCP. Elsewhere, self-storage REIT Extra Space contributed, while lack of exposure to two competitors and index components, Life Storage and CubeSmart, detracted. Another top relative contributor was DCT Industrial Trust, an owner of warehouse properties that agreed to be acquired by Prologis, another large fund holding, as well as a relative detractor.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Investment Summary (Unaudited)

Top Ten Stocks as of July 31, 2018

% of fund's net assets
Simon Property Group, Inc.	8.0
Public Storage	7.1
AvalonBay Communities, Inc.	5.9
Boston Properties, Inc.	5.5
Equity Residential (SBI)	4.9
Ventas, Inc.	4.4
Essex Property Trust, Inc.	3.9
Prologis, Inc.	3.5
SL Green Realty Corp.	3.5
Duke Realty Corp.	3.1
49.8

Top Five REIT Sectors as of July 31, 2018

% of fund's net assets
REITs - Apartments	17.6
REITs - Office Property	16.2
REITs - Regional Malls	10.8
REITs - Diversified	9.6
REITs - Health Care	9.4

Asset Allocation (% of fund's net assets)

As of July 31, 2018
Stocks	98.7%
Short-Term Investments and Net Other Assets (Liabilities)	1.3%

Schedule of Investments July 31, 2018

Showing Percentage of Net Assets

Common Stocks - 98.7%
	Shares	Value
Equity Real Estate Investment Trusts (REITs) - 97.5%
REITs - Apartments - 17.6%
American Homes 4 Rent Class A	384,200	$8,506,188
AvalonBay Communities, Inc.	205,940	36,420,489
Equity Residential (SBI)	459,909	30,091,846
Essex Property Trust, Inc.	101,247	24,344,841
UDR, Inc.	234,100	9,008,168
		108,371,532
REITs - Diversified - 9.6%
Clipper Realty, Inc.	65,100	692,664
Digital Realty Trust, Inc.	38,200	4,638,244
Duke Realty Corp.	659,700	19,210,464
Equinix, Inc.	40,500	17,790,840
Vornado Realty Trust	53,600	3,854,912
Washington REIT (SBI)	438,300	13,363,767
		59,550,891
REITs - Health Care - 9.4%
Healthcare Realty Trust, Inc.	410,200	12,187,042
Ventas, Inc.	486,105	27,406,600
Welltower, Inc.	293,719	18,386,809
		57,980,451
REITs - Hotels - 7.4%
Braemar Hotels & Resorts, Inc.	182,500	2,085,975
DiamondRock Hospitality Co.	910,050	10,847,796
Host Hotels & Resorts, Inc.	871,734	18,254,110
Sunstone Hotel Investors, Inc.	895,200	14,564,904
		45,752,785
REITs - Management/Investment - 1.1%
American Tower Corp.	20,200	2,994,448
Retail Properties America, Inc.	320,800	4,026,040
		7,020,488
REITs - Manufactured Homes - 2.7%
Equity Lifestyle Properties, Inc.	183,803	16,724,235
REITs - Office Property - 16.2%
Boston Properties, Inc.	268,447	33,698,152
Corporate Office Properties Trust (SBI)	388,900	11,565,886
Douglas Emmett, Inc.	467,600	18,161,584
Highwoods Properties, Inc. (SBI)	304,100	14,934,351
SL Green Realty Corp.	209,600	21,611,856
		99,971,829
REITs - Regional Malls - 10.8%
Simon Property Group, Inc.	281,050	49,523,820
Taubman Centers, Inc.	143,700	8,916,585
The Macerich Co.	135,900	8,026,254
		66,466,659
REITs - Shopping Centers - 6.5%
Acadia Realty Trust (SBI)	398,571	10,793,303
Cedar Realty Trust, Inc.	838,570	3,991,593
DDR Corp.	383,150	5,249,155
Urban Edge Properties	690,541	15,661,470
Weingarten Realty Investors (SBI)	137,100	4,143,162
		39,838,683
REITs - Storage - 8.3%
Extra Space Storage, Inc.	74,900	7,038,353
Public Storage	201,550	43,903,637
		50,941,990
REITs - Warehouse/Industrial - 7.9%
Americold Realty Trust	170,600	3,669,606
DCT Industrial Trust, Inc.	265,566	17,758,398
Prologis, Inc.	333,977	21,915,571
Rexford Industrial Realty, Inc.	180,100	5,518,264
		48,861,839

TOTAL EQUITY REAL ESTATE INVESTMENT TRUSTS (REITS)		601,481,382

Hotels, Restaurants & Leisure - 0.6%
Hotels, Resorts & Cruise Lines - 0.6%
Hilton Grand Vacations, Inc. (a)	112,300	3,884,457
Real Estate Management & Development - 0.6%
Real Estate Development - 0.6%
Howard Hughes Corp. (a)	26,400	3,578,520
TOTAL COMMON STOCKS
(Cost $467,881,769)		608,944,359

Money Market Funds - 1.6%
Fidelity Cash Central Fund, 1.96% (b)
(Cost $9,952,957)	9,950,967	9,952,957
TOTAL INVESTMENT IN SECURITIES - 100.3%
(Cost $477,834,726)		618,897,316
NET OTHER ASSETS (LIABILITIES) - (0.3)%		(1,741,957)
NET ASSETS - 100%		$617,155,359

Legend

 (a) Non-income producing

 (b) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

Affiliated Central Funds

Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:

Fund	Income earned
Fidelity Cash Central Fund	$87,804
Fidelity Securities Lending Cash Central Fund	1,116
Total	$88,920

Amounts in the income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line-item in the Statement of Operations if applicable.

Investment Valuation

All investments are categorized as Level 1 under the Fair Value Hierarchy. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

See accompanying notes which are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities

		July 31, 2018
Assets
Investment in securities, at value — See accompanying schedule: Unaffiliated issuers (cost $467,881,769)	$608,944,359
Fidelity Central Funds (cost $9,952,957)	9,952,957
Total Investment in Securities (cost $477,834,726)		$618,897,316
Cash		3,561
Receivable for investments sold		1,092,294
Receivable for fund shares sold		269,059
Distributions receivable from Fidelity Central Funds		13,507
Prepaid expenses		6,744
Other receivables		77,727
Total assets		620,360,208
Liabilities
Payable for investments purchased	$1,190,981
Payable for fund shares redeemed	1,359,252
Accrued management fee	281,706
Distribution and service plan fees payable	124,022
Other affiliated payables	137,258
Other payables and accrued expenses	111,630
Total liabilities		3,204,849
Net Assets		$617,155,359
Net Assets consist of:
Paid in capital		$461,117,515
Undistributed net investment income		2,818,971
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		12,156,283
Net unrealized appreciation (depreciation) on investments		141,062,590
Net Assets		$617,155,359
Calculation of Maximum Offering Price
Class A:
Net Asset Value and redemption price per share ($161,570,462 ÷ 7,319,955 shares)		$22.07
Maximum offering price per share (100/94.25 of $22.07)		$23.42
Class M:
Net Asset Value and redemption price per share ($127,037,714 ÷ 5,761,274 shares)		$22.05
Maximum offering price per share (100/96.50 of $22.05)		$22.85
Class C:
Net Asset Value and offering price per share ($43,690,040 ÷ 2,028,347 shares)(a)		$21.54
Class I:
Net Asset Value, offering price and redemption price per share ($284,857,143 ÷ 12,784,057 shares)		$22.28

 (a) Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

		Year ended July 31, 2018
Investment Income
Dividends		$20,455,820
Income from Fidelity Central Funds		88,920
Total income		20,544,740
Expenses
Management fee	$3,978,421
Transfer agent fees	1,642,249
Distribution and service plan fees	1,658,150
Accounting and security lending fees	259,285
Custodian fees and expenses	30,685
Independent trustees' fees and expenses	11,542
Registration fees	72,200
Audit	50,793
Legal	12,345
Interest	5,430
Miscellaneous	82,598
Total expenses before reductions	7,803,698
Expense reductions	(52,616)
Total expenses after reductions		7,751,082
Net investment income (loss)		12,793,658
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	33,473,211
Fidelity Central Funds	295
Foreign currency transactions	3,485
Total net realized gain (loss)		33,476,991
Change in net unrealized appreciation (depreciation) on investment securities		(35,357,635)
Net gain (loss)		(1,880,644)
Net increase (decrease) in net assets resulting from operations		$10,913,014

See accompanying notes which are an integral part of the financial statements.

Statement of Changes in Net Assets

	Year ended July 31, 2018	Year ended July 31, 2017
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$12,793,658	$12,983,654
Net realized gain (loss)	33,476,991	50,441,686
Change in net unrealized appreciation (depreciation)	(35,357,635)	(127,656,753)
Net increase (decrease) in net assets resulting from operations	10,913,014	(64,231,413)
Distributions to shareholders from net investment income	(12,752,889)	(12,016,018)
Distributions to shareholders from net realized gain	(37,943,280)	(47,681,990)
Total distributions	(50,696,169)	(59,698,008)
Share transactions - net increase (decrease)	(207,917,506)	(90,656,092)
Total increase (decrease) in net assets	(247,700,661)	(214,585,513)
Net Assets
Beginning of period	864,856,020	1,079,441,533
End of period	$617,155,359	$864,856,020
Other Information
Undistributed net investment income end of period	$2,818,971	$3,115,350

See accompanying notes which are an integral part of the financial statements.

Financial Highlights

Fidelity Advisor Real Estate Fund Class A

Years ended July 31,	2018	2017	2016	2015	2014
Selected Per–Share Data
Net asset value, beginning of period	$22.96	$25.93	$22.90	$22.57	$20.92
Income from Investment Operations
Net investment income (loss)A	.37	.33	.37	.30	.31
Net realized and unrealized gain (loss)	.21B	(1.82)	3.61	1.82	2.13
Total from investment operations	.58	(1.49)	3.98	2.12	2.44
Distributions from net investment income	(.36)	(.30)	(.36)	(.30)	(.27)
Distributions from net realized gain	(1.11)	(1.18)	(.59)	(1.49)	(.52)
Total distributions	(1.47)	(1.48)	(.95)	(1.79)	(.79)
Net asset value, end of period	$22.07	$22.96	$25.93	$22.90	$22.57
Total ReturnC,D	2.55%	(5.63)%	18.33%	9.70%	12.34%
Ratios to Average Net AssetsE,F
Expenses before reductions	1.10%	1.09%	1.09%	1.10%	1.16%
Expenses net of fee waivers, if any	1.10%	1.09%	1.09%	1.10%	1.16%
Expenses net of all reductions	1.10%	1.08%	1.08%	1.09%	1.15%
Net investment income (loss)	1.70%	1.42%	1.62%	1.32%	1.47%
Supplemental Data
Net assets, end of period (000 omitted)	$161,570	$249,442	$370,408	$327,489	$274,136
Portfolio turnover rateG	41%	69%	62%	57%	83%

 A Calculated based on average shares outstanding during the period.

 B The amount shown for a share outstanding does not correspond with the aggregate net gain (loss) on investments for the period due to the timing of sales and repurchases of shares in relation to fluctuating market values of the investments of the Fund.

 C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 D Total returns do not include the effect of the sales charges.

 E Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 G Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Fidelity Advisor Real Estate Fund Class M

Years ended July 31,	2018	2017	2016	2015	2014
Selected Per–Share Data
Net asset value, beginning of period	$22.94	$25.90	$22.88	$22.55	$20.91
Income from Investment Operations
Net investment income (loss)A	.32	.27	.32	.25	.26
Net realized and unrealized gain (loss)	.21B	(1.81)	3.60	1.82	2.13
Total from investment operations	.53	(1.54)	3.92	2.07	2.39
Distributions from net investment income	(.31)	(.24)	(.30)	(.25)	(.23)
Distributions from net realized gain	(1.11)	(1.18)	(.59)	(1.49)	(.52)
Total distributions	(1.42)	(1.42)	(.90)C	(1.74)	(.75)
Net asset value, end of period	$22.05	$22.94	$25.90	$22.88	$22.55
Total ReturnD,E	2.34%	(5.83)%	18.02%	9.46%	12.07%
Ratios to Average Net AssetsF,G
Expenses before reductions	1.33%	1.33%	1.33%	1.34%	1.37%
Expenses net of fee waivers, if any	1.33%	1.33%	1.33%	1.34%	1.37%
Expenses net of all reductions	1.32%	1.32%	1.32%	1.33%	1.36%
Net investment income (loss)	1.47%	1.18%	1.38%	1.09%	1.26%
Supplemental Data
Net assets, end of period (000 omitted)	$127,038	$153,285	$199,431	$168,375	$138,783
Portfolio turnover rateH	41%	69%	62%	57%	83%

 A Calculated based on average shares outstanding during the period.

 B The amount shown for a share outstanding does not correspond with the aggregate net gain (loss) on investments for the period due to the timing of sales and repurchases of shares in relation to fluctuating market values of the investments of the Fund.

 C Total distributions of $.90 per share is comprised of distributions from net investment income of $.303 and distributions from net realized gain of $.594 per share.

 D Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 E Total returns do not include the effect of the sales charges.

 F Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 H Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Fidelity Advisor Real Estate Fund Class C

Years ended July 31,	2018	2017	2016	2015	2014
Selected Per–Share Data
Net asset value, beginning of period	$22.46	$25.43	$22.49	$22.23	$20.61
Income from Investment Operations
Net investment income (loss)A	.20	.15	.19	.13	.15
Net realized and unrealized gain (loss)	.20B	(1.78)	3.54	1.78	2.10
Total from investment operations	.40	(1.63)	3.73	1.91	2.25
Distributions from net investment income	(.21)	(.16)	(.20)	(.16)	(.11)
Distributions from net realized gain	(1.11)	(1.18)	(.59)	(1.49)	(.52)
Total distributions	(1.32)	(1.34)	(.79)	(1.65)	(.63)
Net asset value, end of period	$21.54	$22.46	$25.43	$22.49	$22.23
Total ReturnC,D	1.77%	(6.34)%	17.40%	8.85%	11.52%
Ratios to Average Net AssetsE,F
Expenses before reductions	1.88%	1.86%	1.86%	1.87%	1.90%
Expenses net of fee waivers, if any	1.88%	1.86%	1.86%	1.87%	1.90%
Expenses net of all reductions	1.87%	1.86%	1.85%	1.86%	1.89%
Net investment income (loss)	.92%	.65%	.85%	.56%	.73%
Supplemental Data
Net assets, end of period (000 omitted)	$43,690	$62,551	$86,755	$79,291	$64,822
Portfolio turnover rateG	41%	69%	62%	57%	83%

 A Calculated based on average shares outstanding during the period.

 B The amount shown for a share outstanding does not correspond with the aggregate net gain (loss) on investments for the period due to the timing of sales and repurchases of shares in relation to fluctuating market values of the investments of the Fund.

 C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 D Total returns do not include the effect of the contingent deferred sales charge.

 E Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 G Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Fidelity Advisor Real Estate Fund Class I

Years ended July 31,	2018	2017	2016	2015	2014
Selected Per–Share Data
Net asset value, beginning of period	$23.17	$26.15	$23.09	$22.74	$21.07
Income from Investment Operations
Net investment income (loss)A	.43	.39	.43	.36	.36
Net realized and unrealized gain (loss)	.21B	(1.83)	3.64	1.83	2.15
Total from investment operations	.64	(1.44)	4.07	2.19	2.51
Distributions from net investment income	(.42)	(.36)	(.41)	(.35)	(.32)
Distributions from net realized gain	(1.11)	(1.18)	(.59)	(1.49)	(.52)
Total distributions	(1.53)	(1.54)	(1.01)C	(1.84)	(.84)
Net asset value, end of period	$22.28	$23.17	$26.15	$23.09	$22.74
Total ReturnD	2.84%	(5.36)%	18.61%	9.99%	12.64%
Ratios to Average Net AssetsE,F
Expenses before reductions	.82%	.82%	.84%	.85%	.89%
Expenses net of fee waivers, if any	.82%	.82%	.83%	.85%	.89%
Expenses net of all reductions	.81%	.81%	.83%	.84%	.88%
Net investment income (loss)	1.98%	1.69%	1.87%	1.57%	1.74%
Supplemental Data
Net assets, end of period (000 omitted)	$284,857	$399,578	$422,848	$349,301	$298,932
Portfolio turnover rateG	41%	69%	62%	57%	83%

 A Calculated based on average shares outstanding during the period.

 B The amount shown for a share outstanding does not correspond with the aggregate net gain (loss) on investments for the period due to the timing of sales and repurchases of shares in relation to fluctuating market values of the investments of the Fund.

 C Total distributions of $1.01 per share is comprised of distributions from net investment income of $.413 and distributions from net realized gain of $.594 per share.

 D Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 E Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 G Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Notes to Financial Statements

For the period ended July 31, 2018

1. Organization.

Fidelity Advisor Real Estate Fund (the Fund) is a non-diversified fund of Fidelity Advisor Series VII (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund offers Class A, Class M, Class C, and Class I shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class.

2. Investments in Fidelity Central Funds.

The Fund invests in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of the investment adviser. Annualized expenses of the Money Market Central Funds as of their most recent shareholder report date are less than .005%.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC website or upon request.

3. Significant Accounting Policies.

The Fund is an investment company and applies the accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services – Investments Companies. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has delegated the day to day responsibility for the valuation of the Fund's investments to the Fair Value Committee (the Committee) established by the Fund's investment adviser. In accordance with valuation policies and procedures approved by the Board, the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and reports to the Board on the Committee's activities and fair value determinations. The Board monitors the appropriateness of the procedures used in valuing the Fund's investments and ratifies the fair value determinations of the Committee.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

  Level 1 – quoted prices in active markets for identical investments
  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
  Level 3 – unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. Utilizing these techniques may result in transfers between Level 1 and Level 2. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy.

Foreign Currency. The Fund may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Certain distributions received by the Fund represent a return of capital or capital gain. The Fund determines the components of these distributions subsequent to the ex-dividend date, based upon receipt of tax filings or other correspondence relating to the underlying investment. These distributions are recorded as a reduction of cost of investments and/or as a realized gain. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Class Allocations and Expenses. Investment income, realized and unrealized capital gains and losses, common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated daily on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions may also differ by class. For the reporting period, the allocated portion of income and expenses to each class as a percent of its average net assets may vary due to the timing of recording these transactions in relation to fluctuating net assets of the classes. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Deferred Trustee Compensation. Under a Deferred Compensation Plan (the Plan), certain independent Trustees have elected to defer receipt of a portion of their annual compensation. Deferred amounts are invested in a cross-section of Fidelity funds, are marked-to-market and remain in the Fund until distributed in accordance with the Plan. The investment of deferred amounts and the offsetting payable to the Trustees of $61,635 are included in the accompanying Statement of Assets and Liabilities in other receivables and other payables and accrued expenses, respectively.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of July 31, 2018, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are declared and recorded on the ex-dividend date. Income and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. In addition, the Fund claimed a portion of the payment made to redeeming shareholders as a distribution for income tax purposes.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to deferred trustees compensation and losses deferred due to wash sales.

As of period end, the cost and unrealized appreciation (depreciation) in securities, and derivatives if applicable, for federal income tax purposes were as follows:

Gross unrealized appreciation	$147,393,130
Gross unrealized depreciation	(9,440,615)
Net unrealized appreciation (depreciation)	$137,952,515
Tax Cost	$480,944,801

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$2,880,606
Undistributed long-term capital gain	$15,266,358
Net unrealized appreciation (depreciation) on securities and other investments	$137,952,515

The tax character of distributions paid was as follows:

	July 31, 2018	July 31, 2017
Ordinary Income	$12,752,889	$ 12,016,018
Long-term Capital Gains	37,943,280	47,681,990
Total	$50,696,169	$ 59,698,008

4. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $297,842,480 and $531,092,154, respectively.

5. Fees and Other Transactions with Affiliates.

Management Fee. Fidelity SelectCo, LLC (the investment adviser) and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .30% of the Fund's average net assets and an annualized group fee rate that averaged .24% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by Fidelity Management & Research Company (FMR) and the investment adviser. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the reporting period, the total annual management fee rate was .54% of the Fund's average net assets.

Distribution and Service Plan Fees. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Corporation (FDC), an affiliate of the investment adviser, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition, FDC may pay financial intermediaries for selling shares of the Fund and providing shareholder support services. For the period, the Distribution and Service Fee rates, total fees and amounts retained by FDC were as follows:

	Distribution Fee	Service Fee	Total Fees	Retained by FDC
Class A	-%	.25%	$491,687	$–
Class M	.25%	.25%	662,374	–
Class C	.75%	.25%	504,089	–
			$1,658,150	$–

Sales Load. FDC may receive a front-end sales charge of up to 5.75% for selling Class A shares and 3.50% for selling Class M shares, some of which is paid to financial intermediaries for selling shares of the Fund. Depending on the holding period, FDC may receive contingent deferred sales charges levied on Class A, Class M and Class C redemptions. The deferred sales charges are 1.00% for Class C shares, 1.00% for certain purchases of Class A shares and .25% for certain purchases of Class M shares.

For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC
Class A	$23,020
Class M	4,603
Class C(a)	2,159
$29,782

 (a) When Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc., (FIIOC), an affiliate of the investment adviser, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the Fund. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements.

For the period, transfer agent fees for each class were as follows:

	Amount	% of Class-Level Average Net Assets
Class A	$475,047.24
Class M	290,848.22
Class C	134,314.27
Class I	742,040.21
	$1,642,249

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of the investment adviser, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for each month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions. For the period, the fees were equivalent to an annual rate of .04%.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. Brokerage commissions are included in net realized gain (loss) and change in net unrealized appreciation (depreciation) in the Statement of Operations. The commissions paid to these affiliated firms were $6,726 for the period.

Interfund Lending Program. Pursuant to an Exemptive Order issued by the SEC, the Fund, along with other registered investment companies having management contracts with Fidelity Management & Research Company (FMR) or other affiliated entities of FMR, may participate in an interfund lending program. This program provides an alternative credit facility allowing the funds to borrow from, or lend money to, other participating affiliated funds. At period end, there were no interfund loans outstanding. The Fund's activity in this program during the period for which loans were outstanding was as follows:

Borrower or Lender	Average Loan Balance	Weighted Average Interest Rate	Interest Expense
Borrower	$25,039,750	1.95%	$5,430

Interfund Trades. The Fund may purchase from or sell securities to other Fidelity Funds under procedures adopted by the Board. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act. Interfund trades are included within the respective purchases and sales amounts shown in the Purchases and Sales of Investments note.

Other. During the period, the investment adviser reimbursed the Fund for certain losses in the amount of $4,339.

6. Committed Line of Credit.

The Fund participates with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $2,172 and is reflected in Miscellaneous expenses on the Statement of Operations. During the period, the Fund did not borrow on this line of credit.

7. Security Lending.

The Fund lends portfolio securities through a lending agent from time to time in order to earn additional income. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. The Fund or borrower may terminate the loan at any time, and if the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, the Fund may apply collateral received from the borrower against the obligation. The Fund may experience delays and costs in recovering the securities loaned. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. At period end, there were no security loans outstanding. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Total security lending income during the period amounted to $1,116.

8. Expense Reductions.

Commissions paid to certain brokers with whom the investment adviser, or its affiliates, places trades on behalf of the Fund include an amount in addition to trade execution, which may be rebated back to the Fund to offset certain expenses. This amount totaled $45,521 for the period.

In addition, during the period the investment adviser reimbursed and/or waived a portion of fund-level operating expenses in the amount of $7,095.

9. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

	Year ended July 31, 2018	Year ended July 31, 2017
From net investment income
Class A	$3,331,946	$4,093,430
Class M	1,886,568	1,850,037
Class C	517,055	523,780
Class I	7,017,320	5,548,771
Total	$12,752,889	$12,016,018
From net realized gain
Class A	$10,241,885	$16,499,323
Class M	6,686,045	8,976,938
Class C	2,729,897	3,942,806
Class I	18,285,453	18,262,923
Total	$37,943,280	$47,681,990

10. Share Transactions.

Share transactions for each class were as follows and may contain automatic conversions between classes or exchanges between affiliated funds:

	Shares	Shares	Dollars	Dollars
	Year ended July 31, 2018	Year ended July 31, 2017	Year ended July 31, 2018	Year ended July 31, 2017
Class A
Shares sold	1,262,391	2,873,672	$27,206,084	$66,336,642
Reinvestment of distributions	589,388	875,188	13,010,989	19,973,289
Shares redeemed	(5,396,386)	(7,171,585)	(116,593,147)	(163,182,157)
Net increase (decrease)	(3,544,607)	(3,422,725)	$(76,376,074)	$(76,872,226)
Class M
Shares sold	571,538	1,097,966	$12,280,331	$25,270,280
Reinvestment of distributions	382,137	466,802	8,433,594	10,646,212
Shares redeemed	(1,874,375)	(2,581,646)	(40,727,468)	(58,846,191)
Net increase (decrease)	(920,700)	(1,016,878)	$(20,013,543)	$(22,929,699)
Class C
Shares sold	121,070	434,716	$2,559,474	$9,891,189
Reinvestment of distributions	144,584	186,230	3,123,837	4,173,962
Shares redeemed	(1,022,590)	(1,247,114)	(21,460,230)	(27,771,413)
Net increase (decrease)	(756,936)	(626,168)	$(15,776,919)	$(13,706,262)
Class I
Shares sold	3,744,282	9,790,992	$80,976,845	$223,594,423
Reinvestment of distributions	1,104,959	869,513	24,571,000	20,031,574
Shares redeemed	(9,312,160)	(9,584,158)	(201,298,815)	(220,773,902)
Net increase (decrease)	(4,462,919)	1,076,347	$(95,750,970)	$22,852,095

11. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Advisor Series VII and Shareholders of Fidelity Advisor Real Estate Fund:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statement of assets and liabilities of Fidelity Advisor Real Estate Fund (the "Fund"), a fund of Fidelity Advisor Series VII, including the schedule of investments, as of July 31, 2018, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of July 31, 2018, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on the Fund's financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of July 31, 2018, by correspondence with the custodians and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ Deloitte & Touche LLP

Boston, Massachusetts

September 12, 2018

We have served as the auditor of one or more of the Fidelity investment companies since 1999.

Trustees and Officers

The Trustees, Members of the Advisory Board (if any), and officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance.  Except for Michael E. Wiley, each of the Trustees oversees 286 funds. Mr. Wiley oversees 197 funds.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust.  Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the fund is referred to herein as an Independent Trustee.  Each Independent Trustee shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs.  The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees.  Officers and Advisory Board Members hold office without limit in time, except that any officer or Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund’s Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-877-208-0098.

Experience, Skills, Attributes, and Qualifications of the Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Board Structure and Oversight Function. James C. Curvey is an interested person and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Ned C. Lautenbach serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity® funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's high income and certain equity funds, and other Boards oversee Fidelity's investment-grade bond, money market, asset allocation, and other equity funds. The asset allocation funds may invest in Fidelity® funds overseen by the fund's Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity® funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity® funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks.  The Board, acting through its committees, has charged SelectCo and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above.  Because the day-to-day operations and activities of the fund are carried out by or through SelectCo, its affiliates, and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees.  While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations, Audit, and Compliance Committees.  In addition, the Independent Trustees have worked with Fidelity to enhance the Board's oversight of investment and financial risks, legal and regulatory risks, technology risks, and operational risks, including the development of additional risk reporting to the Board.  Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), SelectCo's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of Fidelity's risk management program for the Fidelity® funds.  The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Trustees."

Interested Trustees*:

Correspondence intended for a Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

James C. Curvey (1935)

Year of Election or Appointment: 2018

Trustee

Chairman of the Board of Trustees

Mr. Curvey also serves as Trustee of other Fidelity® funds. Mr. Curvey is Vice Chairman (2007-present) and Director of FMR LLC (diversified financial services company). In addition, Mr. Curvey is an Overseer Emeritus for the Boston Symphony Orchestra, a Director of Artis-Naples, and a Trustee of Brewster Academy in Wolfeboro, New Hampshire. Previously, Mr. Curvey served as a Director of Fidelity Research & Analysis Co. (investment adviser firm, 2009-2018), Director of Fidelity Investments Money Management, Inc. (investment adviser firm, 2009-2014) and a Director of FMR and FMR Co., Inc. (investment adviser firms, 2007-2014).

Charles S. Morrison (1960)

Year of Election or Appointment: 2018

Trustee

Mr. Morrison also serves as Trustee of other funds. He serves as President of Fidelity SelectCo, LLC (investment adviser firm, 2017-present) and Fidelity Management & Research Company (FMR) (investment adviser firm, 2016-present), a Director of Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2014-present), Director of Fidelity SelectCo, LLC (investment adviser firm, 2014-present), President, Asset Management (2014-present), and is an employee of Fidelity Investments. Previously, Mr. Morrison served as Vice President of Fidelity's Fixed Income and Asset Allocation Funds (2012-2014), President, Fixed Income (2011-2014), Vice President of Fidelity's Money Market Funds (2005-2009), President, Money Market Group Leader of FMR (investment adviser firm, 2009), and Senior Vice President, Money Market Group of FMR (2004-2009). Mr. Morrison also served as Vice President of Fidelity's Bond Funds (2002-2005), certain Balanced Funds (2002-2005), and certain Asset Allocation Funds (2002-2007), and as Senior Vice President (2002-2005) of Fidelity's Bond Division.

 * Determined to be an "Interested Trustee" by virtue of, among other things, his or her affiliation with the trusts or various entities under common control with SelectCo.

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Independent Trustees:

Correspondence intended for an Independent Trustee may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Dennis J. Dirks (1948)

Year of Election or Appointment: 2018

Trustee

Mr. Dirks also serves as Trustee of other Fidelity® funds. Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) and President and Board member of the National Securities Clearing Corporation (NSCC). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation, Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation, as a Trustee and a member of the Finance Committee of Manhattan College (2005-2008), as a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-2008), as a member of the Independent Directors Council (IDC) Governing Council (2010-2015), and as a member of the Board of Directors for The Brookville Center for Children’s Services, Inc. (2009-2017). Mr. Dirks is a member of the Finance Committee (2016-present), Board of Directors (2017-present) and Board of Trustees (2018-present) and is Treasurer (2018-present) of the Asolo Repertory Theatre.

Donald F. Donahue (1950)

Year of Election or Appointment: 2018

Trustee

Mr. Donahue also serves as a Trustee of other Fidelity® funds. Mr. Donahue is President and Chief Executive Officer of Miranda Partners, LLC (risk consulting for the financial services industry, 2012-present). Previously, Mr. Donahue served as a Member of the Advisory Board of certain Fidelity® funds (2015-2018) and Chief Executive Officer (2006-2012), Chief Operating Officer (2003-2006), and Managing Director, Customer Marketing and Development (1999-2003) of The Depository Trust & Clearing Corporation (financial markets infrastructure). Mr. Donahue serves as a Member (2007-present) and Co-Chairman (2016-present) of the Board of Directors of United Way of New York, Member of the Board of Directors of NYC Leadership Academy (2012-present) and Member of the Board of Advisors of Ripple Labs, Inc. (financial services, 2015-present). He also served as Chairman (2010-2012) and Member of the Board of Directors (2012-2013) of Omgeo, LLC (financial services), Treasurer of United Way of New York (2012-2016), and Member of the Board of Directors of XBRL US (financial services non-profit, 2009-2012) and the International Securities Services Association (2009-2012).

Alan J. Lacy (1953)

Year of Election or Appointment: 2018

Trustee

Mr. Lacy also serves as Trustee of other Fidelity® funds. Mr. Lacy serves as a Director of Bristol-Myers Squibb Company (global pharmaceuticals, 2008-present). He is a Trustee of the California Chapter of The Nature Conservancy (2015-present) and a Director of the Center for Advanced Study in the Behavioral Sciences at Stanford University (2015-present). In addition, Mr. Lacy served as Senior Adviser (2007-2014) of Oak Hill Capital Partners, L.P. (private equity) and also served as Chief Executive Officer (2005) and Vice Chairman (2005-2006) of Sears Holdings Corporation (retail) and Chief Executive Officer and Chairman of the Board of Sears, Roebuck and Co. (retail, 2000-2005). Previously, Mr. Lacy served as Chairman (2014-2017) and a member (2010-2017) of the Board of Directors of Dave & Buster’s Entertainment, Inc. (restaurant and entertainment complexes), as Chairman (2008-2011) and a member (2006-2015) of the Board of Trustees of the National Parks Conservation Association, and as a member of the Board of Directors for The Hillman Companies, Inc. (hardware wholesalers, 2010-2014), Earth Fare, Inc. (retail grocery, 2010-2014), and The Western Union Company (global money transfer, 2006-2011).

Ned C. Lautenbach (1944)

Year of Election or Appointment: 2018

Trustee

Chairman of the Independent Trustees

Mr. Lautenbach also serves as Trustee of other Fidelity® funds. Mr. Lautenbach currently serves as Vice Chair of the Board of Governors, State University System of Florida (2013-present) and is a member of the Council on Foreign Relations (1994-present). He is also a member and has most recently served as Chairman of the Board of Directors of Artis-Naples (2012-present). Previously, Mr. Lautenbach served as a member and then Lead Director of the Board of Directors of Eaton Corporation (diversified industrial, 1997-2016). He was also a Partner and Advisory Partner at Clayton, Dubilier & Rice, LLC (private equity investment, 1998-2010), as well as a Director of Sony Corporation (2006-2007). In addition, Mr. Lautenbach also had a 30-year career with IBM (technology company) during which time he served as Senior Vice President and a member of the Corporate Executive Committee (1968-1998).

Joseph Mauriello (1944)

Year of Election or Appointment: 2018

Trustee

Mr. Mauriello also serves as Trustee of other Fidelity® funds. Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services, 1965-2005). Mr. Mauriello currently serves as a member of the Board of Directors of XL Group plc. (global insurance and re-insurance, 2006-present) and the Independent Directors Council (IDC) Governing Council (2015-present). Previously, Mr. Mauriello served as a Director of the Hamilton Funds of the Bank of New York (2006-2007) and of Arcadia Resources Inc. (health care services and products, 2007-2012).

Cornelia M. Small (1944)

Year of Election or Appointment: 2018

Trustee

Ms. Small also serves as Trustee of other Fidelity® funds. Ms. Small is a member of the Board of Directors (2009-present) and Chair of the Investment Committee (2010-present) of the Teagle Foundation. Ms. Small also serves on the Investment Committee of the Berkshire Taconic Community Foundation (2008-present). Previously, Ms. Small served as Chairperson (2002-2008) and a member of the Investment Committee and Chairperson (2008-2012) and a member of the Board of Trustees of Smith College. In addition, Ms. Small served as Chief Investment Officer, Director of Global Equity Investments, and a member of the Board of Directors of Scudder, Stevens & Clark and Scudder Kemper Investments.

Garnett A. Smith (1947)

Year of Election or Appointment: 2013

Trustee

Mr. Smith also serves as Trustee of other Fidelity® funds. Prior to Mr. Smith's retirement, he served as Chairman and Chief Executive Officer of Inbrand Corp. (manufacturer of personal absorbent products, 1990-1997). He also served as President (1986-1990) of Inbrand Corp. Prior to his employment with Inbrand Corp., he was employed by a retail fabric chain and North Carolina National Bank. In addition, Mr. Smith served as a Member of the Advisory Board of certain Fidelity® funds (2012-2013) and as a board member of the Jackson Hole Land Trust (2009-2012).

David M. Thomas (1949)

Year of Election or Appointment: 2018

Trustee

Mr. Thomas also serves as Trustee of other Fidelity® funds. Mr. Thomas serves as Non-Executive Chairman of the Board of Directors of Fortune Brands Home and Security (home and security products, 2011-present), as a member of the Board of Directors (2004-present) and Presiding Director (2013-present) of Interpublic Group of Companies, Inc. (marketing communication), and as a member of the Board of Trustees of the University of Florida (2013-present). Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions), and a Director of Fortune Brands, Inc. (consumer products, 2000-2011).

Michael E. Wiley (1950)

Year of Election or Appointment: 2008

Trustee

Mr. Wiley also serves as Trustee or Member of the Advisory Board of other Fidelity® funds. Mr. Wiley serves as a Director of Andeavor Corporation (independent oil refiner and marketer, 2005-present), a Director of Andeavor Logistics LP (natural resources logistics, 2015-present), and a Director of Bill Barrett Corporation (exploration and production, 2005-present). In addition, Mr. Wiley also serves as a Director of Post Oak Bank (privately-held bank, 2004-present). Previously, Mr. Wiley served as a Trustee of other Fidelity® funds (2008-2013), as a Director of Asia Pacific Exploration Consolidated (international oil and gas exploration and production, 2008-2013), as a member of the Board of Trustees of the University of Tulsa (2000-2006; 2007-2010), as a Senior Energy Advisor of Katzenbach Partners, LLC (consulting, 2006-2007), as an Advisory Director of Riverstone Holdings (private investment), Chairman, President, and CEO of Baker Hughes, Inc. (oilfield services, 2000-2004), and as Director of Spinnaker Exploration Company (exploration and production, 2001-2005).

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Advisory Board Members and Officers:

Correspondence intended for a Member of the Advisory Board (if any) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.  Correspondence intended for an officer or Peter S. Lynch may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.  Officers appear below in alphabetical order.

Name, Year of Birth; Principal Occupation

Peter S. Lynch (1944)

Year of Election or Appointment: 2018

Member of the Advisory Board

Mr. Lynch also serves as Member of the Advisory Board of other Fidelity® funds. Mr. Lynch is Vice Chairman and a Director of FMR (investment adviser firm) and FMR Co., Inc. (investment adviser firm). In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served on the Special Olympics International Board of Directors (1997-2006).

William S. Stavropoulos (1939)

Year of Election or Appointment: 2018

Member of the Advisory Board

Mr. Stavropoulos also serves as Member of the Advisory Board of other Fidelity® funds. Mr. Stavropoulos serves as President and Founder of the Michigan Baseball Foundation, the Great Lakes Loons (2007-present). Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company, where he previously served in numerous senior management positions, including President, CEO (1995-2000; 2002-2004), Chairman of the Executive Committee (2000-2006), and as a member of the Board of Directors (1990-2006). Currently, Mr. Stavropoulos is Chairman of the Board of Directors of Univar Inc. (global distributor of commodity and specialty chemicals), a Director of Teradata Corporation (data warehousing and technology solutions), and a member of the Advisory Board for Metalmark Capital LLC (private equity investment, 2005-present). Mr. Stavropoulos is an operating advisor to Clayton, Dubilier & Rice, LLC (private equity investment). In addition, Mr. Stavropoulos is a member of the University of Notre Dame Advisory Council for the College of Science, a Trustee of the Rollin L. Gerstacker Foundation, and a Director of Artis-Naples in Naples, Florida. Previously, Mr. Stavropoulos served as Trustee of certain Fidelity® funds (2001-2018) and as a Director of Chemical Financial Corporation (bank holding company, 1993-2012) and Tyco International, Ltd. (multinational manufacturing and services, 2007-2012).

Carol B. Tomé (1957)

Year of Election or Appointment: 2017

Member of the Advisory Board

Ms. Tomé also serves as Member of the Advisory Board of other Fidelity® funds. Ms. Tomé is Chief Financial Officer (2001-present) and Executive Vice President of Corporate Services (2007-present) of The Home Depot, Inc. (home improvement retailer) and a Director (2003-present) and Chair of the Audit Committee (2004-present) of United Parcel Service, Inc. (package delivery and supply chain management). Previously, Ms. Tomé served as Trustee of certain Fidelity® funds (2017), Senior Vice President of Finance and Accounting/Treasurer (2000-2007) and Vice President and Treasurer (1995-2000) of The Home Depot, Inc. and Chair of the Board (2010-2012), Vice Chair of the Board (2009 and 2013), and a Director (2008-2013) of the Federal Reserve Bank of Atlanta. Ms. Tomé is also a director or trustee of many community and professional organizations.

Elizabeth Paige Baumann (1968)

Year of Election or Appointment: 2017

Anti-Money Laundering (AML) Officer

Ms. Baumann also serves as AML Officer of other funds. She is Chief AML Officer (2012-present) and Senior Vice President (2014-present) of FMR LLC (diversified financial services company) and is an employee of Fidelity Investments. Previously, Ms. Baumann served as AML Officer of the funds (2012-2016), and Vice President (2007-2014) and Deputy Anti-Money Laundering Officer (2007-2012) of FMR LLC.

Marc R. Bryant (1966)

Year of Election or Appointment: 2013

Secretary and Chief Legal Officer (CLO)

Mr. Bryant also serves as Secretary and CLO of other funds. Mr. Bryant serves as CLO, Secretary, and Senior Vice President of Fidelity Management & Research Company (investment adviser firm, 2015-present) and FMR Co., Inc. (investment adviser firm, 2015-present); Secretary of Fidelity SelectCo, LLC (investment adviser firm, 2015-present) and Fidelity Investments Money Management, Inc. (investment adviser firm, 2015-present); and CLO of Fidelity Management & Research (Hong Kong) Limited and FMR Investment Management (UK) Limited (investment adviser firms, 2015-present) and Fidelity Management & Research (Japan) Limited (investment adviser firm, 2016-present). He is Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company). Previously, Mr. Bryant served as Secretary and CLO of Fidelity Rutland Square Trust II (2010-2014) and Assistant Secretary of Fidelity's Fixed Income and Asset Allocation Funds (2013-2015). Prior to joining Fidelity Investments, Mr. Bryant served as a Senior Vice President and the Head of Global Retail Legal for AllianceBernstein L.P. (2006-2010), and as the General Counsel for ProFund Advisors LLC (2001-2006).

John J. Burke III (1964)

Year of Election or Appointment: 2018

Chief Financial Officer

Mr. Burke also serves as Chief Financial Officer of other funds. Mr. Burke serves as Head of Investment Operations for Fidelity Fund and Investment Operations (2018-present) and is an employee of Fidelity Investments (1998-present). Previously Mr. Burke served as head of Asset Management Investment Operations (2012-2018).

William C. Coffey (1969)

Year of Election or Appointment: 2009

Assistant Secretary

Mr. Coffey also serves as Assistant Secretary of other funds. He is Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company, 2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Vice President and Associate General Counsel of FMR LLC (2005-2009).

Timothy M. Cohen (1969)

Year of Election or Appointment: 2018

Vice President

Mr. Cohen also serves as Vice President of other funds. Mr. Cohen serves as Co-Head of Global Equity Research (2016-present), a Director of Fidelity Management & Research (Japan) Limited (investment adviser firm, 2016-present), and is an employee of Fidelity Investments. Previously, Mr. Cohen served as Chief Investment Officer - Equity and a Director of Fidelity Management & Research (U.K.) Inc. (investment adviser firm, 2013-2015) and as a Director of Fidelity Management & Research (Hong Kong) Limited (investment adviser firm, 2017).

Jonathan Davis (1968)

Year of Election or Appointment: 2010

Assistant Treasurer

Mr. Davis also serves as Assistant Treasurer of other funds. Mr. Davis serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (diversified financial services company, 2003-2010).

Adrien E. Deberghes (1967)

Year of Election or Appointment: 2018

Assistant Treasurer

Mr. Deberghes also serves as an officer of other funds. He serves as Assistant Treasurer of FMR Capital, Inc. (2017-present), Executive Vice President of Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2016-present), and is an employee of Fidelity Investments (2008-present). Previously, Mr. Deberghes served as President and Treasurer of certain Fidelity® funds (2013-2018). Prior to joining Fidelity Investments, Mr. Deberghes was Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005). Previously, Mr. Deberghes served in other fund officer roles.

Laura M. Del Prato (1964)

Year of Election or Appointment: 2018

Assistant Treasurer

Ms. Del Prato also serves as an officer of other funds. Ms. Del Prato is an employee of Fidelity Investments (2017-present). Prior to joining Fidelity Investments, Ms. Del Prato served as a Managing Director and Treasurer of the JPMorgan Mutual Funds (2014-2017). Prior to JPMorgan, Ms. Del Prato served as a partner at Cohen Fund Audit Services (accounting firm, 2012-2013) and KPMG LLP (accounting firm, 2004-2012).

Colm A. Hogan (1973)

Year of Election or Appointment: 2018

Deputy Treasurer

Mr. Hogan also serves as an officer of other funds. Mr. Hogan serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (2005-present). Previously, Mr. Hogan served as Assistant Treasurer of certain Fidelity® funds (2016-2018).

Pamela R. Holding (1964)

Year of Election or Appointment: 2018

Vice President

Ms. Holding also serves as a Vice President of other funds. Ms. Holding serves as Co-Head of Global Equity Research (2018-present) and is an employee of Fidelity Investments (2013-present).

Chris Maher (1972)

Year of Election or Appointment: 2013

Assistant Treasurer

Mr. Maher serves as Assistant Treasurer of other funds. Mr. Maher is Vice President of Valuation Oversight, serves as Assistant Treasurer of FMR Capital, Inc. (2017-present), and is an employee of Fidelity Investments. Previously, Mr. Maher served as Vice President of Asset Management Compliance (2013), Vice President of the Program Management Group of FMR (investment adviser firm, 2010-2013), and Vice President of Valuation Oversight (2008-2010).

Rieco E. Mello (1969)

Year of Election or Appointment: 2017

Assistant Treasurer

Mr. Mello also serves as Assistant Treasurer of other funds. Mr. Mello serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (1995-present).

Kenneth B. Robins (1969)

Year of Election or Appointment: 2018

Chief Compliance Officer

Mr. Robins also serves as an officer of other funds. Mr. Robins serves as Compliance Officer of Fidelity Management & Research Company and FMR Co., Inc. (investment adviser firms, 2016-present) and is an employee of Fidelity Investments (2004-present). Previously, Mr. Robins served as Executive Vice President of Fidelity Investments Money Management, Inc. (investment adviser firm, 2013-2016) and served in other fund officer roles.

Stacie M. Smith (1974)

Year of Election or Appointment: 2018

President and Treasurer

Ms. Smith also serves as an officer of other funds. Ms. Smith serves as Assistant Treasurer of FMR Capital, Inc. (2017-present), is an employee of Fidelity Investments (2009-present), and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (accounting firm, 1996-2009). Previously, Ms. Smith served as Assistant Treasurer (2013-2018) and Deputy Treasurer (2013-2016) of certain Fidelity® funds.

Marc L. Spector (1972)

Year of Election or Appointment: 2017

Assistant Treasurer

Mr. Spector also serves as an officer of other funds. Mr. Spector serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (2016-present). Prior to joining Fidelity Investments, Mr. Spector served as Director at the Siegfried Group (accounting firm, 2013-2016), and prior to Siegfried Group as audit senior manager at Deloitte & Touche (accounting firm, 2005-2013).

Renee Stagnone (1975)

Year of Election or Appointment: 2016

Assistant Treasurer

Ms. Stagnone also serves as an officer of other funds. Ms. Stagnone serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (1997-present). Previously, Ms. Stagnone served as Deputy Treasurer of certain Fidelity® funds (2013-2016).

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments or redemption proceeds, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (February 1, 2018 to July 31, 2018).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Expense Ratio-A	Beginning Account Value February 1, 2018	Ending Account Value July 31, 2018	Expenses Paid During Period-B February 1, 2018 to July 31, 2018
Class A	1.12%
Actual		$1,000.00	$1,054.60	$5.71
Hypothetical-C		$1,000.00	$1,019.24	$5.61
Class M	1.34%
Actual		$1,000.00	$1,053.70	$6.82
Hypothetical-C		$1,000.00	$1,018.15	$6.71
Class C	1.89%
Actual		$1,000.00	$1,050.50	$9.61
Hypothetical-C		$1,000.00	$1,015.42	$9.44
Class I	.83%
Actual		$1,000.00	$1,056.30	$4.23
Hypothetical-C		$1,000.00	$1,020.68	$4.16

 A Annualized expense ratio reflects expenses net of applicable fee waivers.

 B Expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

 C 5% return per year before expenses

Distributions (Unaudited)

The fund hereby designates as a capital gain dividend with respect to the taxable year ended July 31, 2018, $33,178,465, or, if subsequently determined to be different, the net capital gain of such year.

A total of 0.07% of the dividends distributed during the fiscal year was derived from interest on U.S. Government securities which is generally exempt from state income tax.

The fund will notify shareholders in January 2019 of amounts for use in preparing 2018 income tax returns.

ARE-ANN-0918
1.789690.115

Fidelity Advisor Focus Funds®
Class A, Class M, Class C and Class I

Fidelity Advisor® Biotechnology Fund

Fidelity Advisor® Communications Equipment Fund

Fidelity Advisor® Consumer Discretionary Fund

Fidelity Advisor® Energy Fund

Fidelity Advisor® Financial Services Fund

Fidelity Advisor® Health Care Fund

Fidelity Advisor® Industrials Fund

Fidelity Advisor® Semiconductors Fund

Fidelity Advisor® Technology Fund

Fidelity Advisor® Utilities Fund

Annual Report

July 31, 2018

Contents

Fidelity Advisor® Biotechnology Fund
Performance
Management's Discussion of Fund Performance
Investment Summary
Schedule of Investments
Financial Statements
Fidelity Advisor® Communications Equipment Fund
Performance
Management's Discussion of Fund Performance
Investment Summary
Schedule of Investments
Financial Statements
Fidelity Advisor® Consumer Discretionary Fund
Performance
Management's Discussion of Fund Performance
Investment Summary
Schedule of Investments
Financial Statements
Fidelity Advisor® Energy Fund
Performance
Management's Discussion of Fund Performance
Investment Summary
Schedule of Investments
Financial Statements
Fidelity Advisor® Financial Services Fund
Performance
Management's Discussion of Fund Performance
Investment Summary
Schedule of Investments
Financial Statements
Fidelity Advisor® Health Care Fund
Performance
Management's Discussion of Fund Performance
Investment Summary
Schedule of Investments
Financial Statements
Fidelity Advisor® Industrials Fund
Performance
Management's Discussion of Fund Performance
Investment Summary
Schedule of Investments
Financial Statements
Fidelity Advisor® Semiconductors Fund
Performance
Management's Discussion of Fund Performance
Investment Summary
Schedule of Investments
Financial Statements
Fidelity Advisor® Technology Fund
Performance
Management's Discussion of Fund Performance
Investment Summary
Schedule of Investments
Financial Statements
Fidelity Advisor® Utilities Fund
Performance
Management's Discussion of Fund Performance
Investment Summary
Schedule of Investments
Financial Statements
Notes to Financial Statements
Report of Independent Registered Public Accounting Firm
Trustees and Officers
Shareholder Expense Example
Distributions

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov.

You may also call 1-877-208-0098 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third-party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2018 FMR LLC. All rights reserved.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Funds. This report is not authorized for distribution to prospective investors in the Funds unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC’s web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.

For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.institutional.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED •MAY LOSE VALUE •NO BANK GUARANTEE

Neither the Funds nor Fidelity Distributors Corporation is a bank.

Fidelity Advisor® Biotechnology Fund

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The hypothetical investment and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund’s total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

For the periods ended July 31, 2018	Past 1 year	Past 5 years	Past 10 years
Class A (incl. 5.75% sales charge)	7.16%	10.40%	14.39%
Class M (incl. 3.50% sales charge)	9.38%	10.56%	14.31%
Class C (incl. contingent deferred sales charge)	11.86%	10.90%	14.22%
Class I	14.03%	12.02%	15.40%

 Class C shares' contingent deferred sales charges included in the past one year, past five years and past ten years total return figures are 1%, 0% and 0%, respectively.

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity Advisor® Biotechnology Fund - Class A on July 31, 2008, and the current 5.75% sales charge was paid.

The chart shows how the value of your investment would have changed, and also shows how the S&P 500® Index performed over the same period.

Period Ending Values
$38,367	Fidelity Advisor® Biotechnology Fund - Class A
$27,551	S&P 500® Index

Fidelity Advisor® Biotechnology Fund

Management's Discussion of Fund Performance

Market Recap:  The U.S. equity bellwether S&P 500® index gained 16.24% for the 12 months ending July 31, 2018, despite a resurgence in volatility that challenged the multiyear bull market. Stocks maintained their steady growth until a sharp reversal in February, as volatility spiked amid fear that rising inflation and the potential for the economy to overheat would prompt the U.S. Federal Reserve to pick up the pace of interest rate hikes. The index posted its first negative monthly result since October 2016, and then lost further ground in March on fear of a global trade war. The market stabilized in April and turned upward through mid-June, when escalating trade tension between the U.S. and China soured investor sentiment. The resulting uncertainty lingered into July, but strong corporate earnings helped the S&P 500 rise 3.72% that month to cap the period. For the full one-year period, growth handily topped value, while small-caps bested large-caps. By sector, information technology (+28%) led the way, boosted by strong earnings growth from several major index constituents. Consumer discretionary rose roughly 24%, driven by retailers (+49%). Energy (+20%) gained alongside higher oil prices. Laggards were telecommunication services (-2%), consumer staples (0%) and utilities (+3%), defensive groups that struggled amid rising interest rates and a general preference for risk. Real estate (+5%) fared a bit better but still lagged, as did financials, industrials, health care (each up 13%) and materials (+11%).

Comments from Lead Portfolio Manager Rajiv Kaul:  For the fiscal year, the fund’s share classes (excluding sales charges, if applicable) gained about 13% to 14%, comfortably ahead of the 11.68% return of the MSCI U.S. IMI Biotechnology 25/50 Index, but trailing the S&P 500®. Versus the MSCI index, stock selection in biotechnology and out-of-benchmark exposure to pharmaceuticals drove the fund’s excess return. Celgene was our top contributor versus the MSCI index. Underweighting the stock proved timely, given its roughly -33% return. The company announced in October 2017 that it would cease trials for mongersen, its candidate compound to treat Crohn’s disease. Gilead Sciences was another large-cap stock I underweighted that worked to the fund’s relative benefit. An out-of-index position in MyoKardia also lifted relative results, with our position in the stock returning about 271%. Overweighting Loxo Oncology also proved timely. Conversely, the fund’s largest relative detractor by far was strong-performing index heavyweight AbbVie, where we carried a sizable underweighting. AbbVie was our second-largest holding by period end, though still a meaningful underweighting. Radius Health, where the fund had an overweighting, also detracted.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Notes to Shareholders:  On July 14, 2018, Eirene Kontopoulos assumed co-management responsibilities, joining Rajiv Kaul. The two will manage together until later this year, when Eirene becomes sole manager. On February 9, 2018, shareholders approved proposals from the Board of Trustees to eliminate certain sector/industry funds’ fundamental “invests primarily” policies and to modify the fundamental concentration policies for certain funds. The changes took effect on March 1, 2018, and do not impact how the funds are managed.

Fidelity Advisor® Biotechnology Fund

Investment Summary (Unaudited)

Top Ten Stocks as of July 31, 2018

% of fund's net assets
Amgen, Inc.	10.1
AbbVie, Inc.	6.8
Vertex Pharmaceuticals, Inc.	5.3
Celgene Corp.	5.1
Biogen, Inc.	5.0
Alexion Pharmaceuticals, Inc.	4.9
Regeneron Pharmaceuticals, Inc.	4.3
Gilead Sciences, Inc.	3.7
Neurocrine Biosciences, Inc.	2.8
Sarepta Therapeutics, Inc.	1.8
49.8

Top Industries (% of fund's net assets)

As of July 31, 2018
Biotechnology	90.3%
Pharmaceuticals	5.4%
Life Sciences Tools & Services	0.5%
Health Care Providers & Services	0.4%
Textiles, Apparel & Luxury Goods	0.4%
All Others*	3.0%

* Includes short-term investments and net other assets (liabilities).

Fidelity Advisor® Biotechnology Fund

Schedule of Investments July 31, 2018

Showing Percentage of Net Assets

Common Stocks - 96.5%
	Shares	Value
Biotechnology - 89.3%
Biotechnology - 89.3%
AbbVie, Inc.	2,047,996	$188,886,671
Abeona Therapeutics, Inc. (a)(b)	367,928	5,316,560
ACADIA Pharmaceuticals, Inc. (a)	468,186	7,064,927
Acceleron Pharma, Inc. (a)	109,841	4,784,674
Acorda Therapeutics, Inc. (a)	311,253	7,765,762
Adamas Pharmaceuticals, Inc. (a)	89,093	2,118,632
Adaptimmune Therapeutics PLC sponsored ADR (a)	288,752	2,823,995
Adverum Biotechnologies, Inc. (a)	215,248	1,011,666
Agenus, Inc. (a)(b)	213,523	390,747
Agios Pharmaceuticals, Inc. (a)	81,571	7,048,550
Aimmune Therapeutics, Inc. (a)	98,402	2,845,786
Akebia Therapeutics, Inc. (a)	120,290	1,238,987
Albireo Pharma, Inc. (a)	131,103	4,136,300
Alder Biopharmaceuticals, Inc. (a)	230,838	4,374,380
Aldeyra Therapeutics, Inc. (a)	480,978	3,342,797
Alexion Pharmaceuticals, Inc. (a)	1,022,645	135,970,879
Alkermes PLC (a)	383,603	16,820,992
Allena Pharmaceuticals, Inc. (a)	292,411	3,131,722
Alnylam Pharmaceuticals, Inc. (a)	319,110	30,315,450
AMAG Pharmaceuticals, Inc. (a)	105,591	2,328,282
Amgen, Inc.	1,422,257	279,544,609
Amicus Therapeutics, Inc. (a)	930,970	13,545,614
AnaptysBio, Inc. (a)	128,393	10,055,740
Apellis Pharmaceuticals, Inc. (a)	176,901	3,254,978
Arena Pharmaceuticals, Inc. (a)	378,928	14,622,832
Argenx SE ADR (a)	239,800	21,761,850
Array BioPharma, Inc. (a)	1,465,554	22,554,876
Arrowhead Pharmaceuticals, Inc. (a)(b)	194,852	2,838,994
Arsanis, Inc. (a)	108,934	274,514
Ascendis Pharma A/S sponsored ADR (a)	310,218	21,076,211
Atara Biotherapeutics, Inc. (a)	492,224	18,483,011
aTyr Pharma, Inc. (a)	144,313	111,915
Audentes Therapeutics, Inc. (a)	403,400	15,188,010
Bellicum Pharmaceuticals, Inc. (a)(b)	241,936	1,538,713
BioCryst Pharmaceuticals, Inc. (a)	827,539	4,882,480
Biogen, Inc. (a)	415,311	138,867,539
Biohaven Pharmaceutical Holding Co. Ltd. (a)	159,943	5,521,232
BioMarin Pharmaceutical, Inc. (a)	265,181	26,666,601
bluebird bio, Inc. (a)	88,995	13,785,326
Blueprint Medicines Corp. (a)	531,661	31,655,096
Cara Therapeutics, Inc. (a)(b)	157,060	2,816,086
Celgene Corp. (a)	1,579,153	142,265,894
Chimerix, Inc. (a)	345,675	1,545,167
Cidara Therapeutics, Inc. (a)	258,767	1,086,821
Clovis Oncology, Inc. (a)	204,825	9,040,976
Coherus BioSciences, Inc. (a)	131,949	2,513,628
Corbus Pharmaceuticals Holdings, Inc. (a)(b)	177,119	894,451
Corvus Pharmaceuticals, Inc. (a)	530,555	5,236,578
CRISPR Therapeutics AG (a)	39,672	1,893,941
CTI BioPharma Corp. (a)(b)	257,031	570,609
Cytokinetics, Inc. (a)	223,653	1,643,850
CytomX Therapeutics, Inc. (a)(c)	64,961	1,711,073
Deciphera Pharmaceuticals, Inc. (a)	50,459	1,735,790
Dicerna Pharmaceuticals, Inc. (a)	120,565	1,519,119
Dynavax Technologies Corp. (a)(b)	348,919	4,710,407
Eagle Pharmaceuticals, Inc. (a)	58,481	4,634,619
Editas Medicine, Inc. (a)	82,557	2,455,245
Emergent BioSolutions, Inc. (a)	65,850	3,578,948
Enanta Pharmaceuticals, Inc. (a)	58,725	5,726,862
Epizyme, Inc. (a)	431,500	5,566,350
Evelo Biosciences, Inc. (b)	14,636	184,999
Exact Sciences Corp. (a)	397,545	23,236,505
Exelixis, Inc. (a)	908,232	18,800,402
Fate Therapeutics, Inc. (a)(b)	312,696	2,792,375
FibroGen, Inc. (a)	615,586	38,843,477
Five Prime Therapeutics, Inc. (a)	177,200	2,640,280
Galapagos Genomics NV sponsored ADR (a)	127,312	13,943,210
Genmab A/S (a)	35,683	6,114,638
Genomic Health, Inc. (a)	84,238	4,521,896
GenSight Biologics SA (a)(b)(c)	27,754	69,776
Geron Corp. (a)(b)	2,308,854	8,288,786
Gilead Sciences, Inc.	1,317,767	102,561,806
Global Blood Therapeutics, Inc. (a)	326,318	13,640,092
GTx, Inc. (a)(b)	236,468	3,859,158
Halozyme Therapeutics, Inc. (a)	301,931	5,464,951
Heron Therapeutics, Inc. (a)	536,392	20,087,880
Histogenics Corp. (a)	500,668	1,106,476
Idera Pharmaceuticals, Inc. (a)	105,502	602,416
Immune Design Corp. (a)	162,335	616,873
ImmunoGen, Inc. (a)	951,156	8,845,751
Immunomedics, Inc. (a)(b)	822,480	19,681,946
Incyte Corp. (a)	265,499	17,666,303
Inovio Pharmaceuticals, Inc. (a)	198,392	795,552
Insmed, Inc. (a)	24,900	619,263
Intellia Therapeutics, Inc. (a)(b)	18,058	480,704
Intercept Pharmaceuticals, Inc. (a)	168,404	15,348,341
Intrexon Corp. (a)(b)	75,089	1,100,805
Ionis Pharmaceuticals, Inc. (a)	403,938	17,644,012
Iovance Biotherapeutics, Inc. (a)	164,014	2,328,999
Ironwood Pharmaceuticals, Inc. Class A (a)	723,714	13,953,206
Jounce Therapeutics, Inc. (a)(b)	222,551	1,571,210
Karyopharm Therapeutics, Inc. (a)	333,930	5,937,275
Keryx Biopharmaceuticals, Inc. (a)(b)	383,900	1,627,736
Kiniksa Pharmaceuticals Ltd.	44,100	616,959
Krystal Biotech, Inc.	188,103	3,094,294
Kura Oncology, Inc. (a)	325,932	6,616,420
La Jolla Pharmaceutical Co. (a)(b)	549,413	18,169,088
Leap Therapeutics, Inc. (a)	249,883	1,869,125
Lexicon Pharmaceuticals, Inc. (a)(b)	264,328	3,166,649
Ligand Pharmaceuticals, Inc. Class B (a)	80,012	17,469,020
Loxo Oncology, Inc. (a)	223,130	37,394,357
Macrogenics, Inc. (a)	384,680	7,943,642
Madrigal Pharmaceuticals, Inc. (a)	10,500	2,698,815
MannKind Corp. (a)(b)	355,879	548,054
Minerva Neurosciences, Inc. (a)	1,357,162	10,925,154
Miragen Therapeutics, Inc. (a)(b)	1,292,230	8,709,630
Mirati Therapeutics, Inc. (a)	262,667	16,127,754
Momenta Pharmaceuticals, Inc. (a)	165,625	4,902,500
Myriad Genetics, Inc. (a)	171,500	7,503,125
Natera, Inc. (a)	15,072	346,053
Neurocrine Biosciences, Inc. (a)	761,252	76,498,213
Novavax, Inc. (a)(b)	995,321	1,264,058
Oragenics, Inc. (a)	10,861	6,299
Ovid Therapeutics, Inc. (a)	99,907	997,072
PDL BioPharma, Inc. (a)	208,093	522,313
Pharming Group NV (a)(b)	6,009,781	9,107,689
Portola Pharmaceuticals, Inc. (a)	243,624	8,721,739
Progenics Pharmaceuticals, Inc. (a)	373,381	2,981,447
Protagonist Therapeutics, Inc. (a)	174,423	1,207,007
Prothena Corp. PLC (a)	140,434	2,086,849
PTC Therapeutics, Inc. (a)	127,909	4,869,496
Puma Biotechnology, Inc. (a)	226,287	10,895,719
Ra Pharmaceuticals, Inc. (a)	9,200	101,200
Radius Health, Inc. (a)(b)	312,952	7,510,848
Regeneron Pharmaceuticals, Inc. (a)	319,862	117,712,415
REGENXBIO, Inc. (a)	196,499	13,813,880
Repligen Corp. (a)	155,648	7,522,468
Retrophin, Inc. (a)	174,308	4,817,873
Rigel Pharmaceuticals, Inc. (a)	268,408	756,911
Sage Therapeutics, Inc. (a)	260,215	37,554,229
Sangamo Therapeutics, Inc. (a)	491,556	6,709,739
Sarepta Therapeutics, Inc. (a)(b)	434,181	50,469,199
Seattle Genetics, Inc. (a)	262,955	18,512,032
Seres Therapeutics, Inc. (a)(c)	352,270	2,666,684
Sienna Biopharmaceuticals, Inc. (b)	63,193	956,742
Sorrento Therapeutics, Inc. (a)(b)	71,373	399,689
Spark Therapeutics, Inc. (a)	391,033	30,000,052
Spectrum Pharmaceuticals, Inc. (a)	640,896	13,644,676
Stemline Therapeutics, Inc. (a)	49,622	764,179
Surface Oncology, Inc.	353,101	3,905,297
Syndax Pharmaceuticals, Inc. (a)	21,727	146,440
Syros Pharmaceuticals, Inc. (a)	170,750	1,727,990
Syros Pharmaceuticals, Inc. (a)(c)	62,568	633,188
TESARO, Inc. (a)(b)	356,789	12,426,961
TG Therapeutics, Inc. (a)(b)	524,684	6,165,037
Tocagen, Inc. (a)(b)	99,419	919,626
Translate Bio, Inc.	417,684	4,138,831
Trevena, Inc. (a)	286,634	441,416
Ultragenyx Pharmaceutical, Inc. (a)	292,187	23,114,914
uniQure B.V. (a)	72,930	2,252,808
United Therapeutics Corp. (a)	51,280	6,302,825
Vanda Pharmaceuticals, Inc. (a)	186,304	3,884,438
Verastem, Inc. (a)(b)	636,057	4,897,639
Vertex Pharmaceuticals, Inc. (a)	834,500	146,079,225
Voyager Therapeutics, Inc. (a)	81,300	1,533,318
Xencor, Inc. (a)	375,526	13,977,078
Zafgen, Inc. (a)	389,226	4,047,950
ZIOPHARM Oncology, Inc. (a)(b)	98,729	255,708
		2,472,093,458
Capital Markets - 0.1%
Asset Management & Custody Banks - 0.1%
Arix Bioscience PLC (a)(c)	606,284	1,380,675
Diversified Financial Services - 0.2%
Other Diversified Financial Services - 0.2%
Allakos, Inc. (a)	151,900	6,192,963
Health Care Equipment & Supplies - 0.2%
Health Care Equipment - 0.2%
Bellerophon Therapeutics, Inc. (a)(b)	54,826	137,065
Novocure Ltd. (a)	155,553	5,288,802
Vermillion, Inc. (a)	173,891	101,761
		5,527,628
Health Care Providers & Services - 0.4%
Health Care Services - 0.4%
G1 Therapeutics, Inc. (a)	219,900	11,291,865
Precipio, Inc. (a)(d)	450	178
		11,292,043
Life Sciences Tools & Services - 0.5%
Life Sciences Tools & Services - 0.5%
Morphosys AG sponsored ADR	397,244	12,985,906
Personal Products - 0.0%
Personal Products - 0.0%
MYOS Corp. (a)	6,666	8,266
Pharmaceuticals - 5.4%
Pharmaceuticals - 5.4%
AcelRx Pharmaceuticals, Inc. (a)	71,800	201,040
Adimab LLC (d)(e)(f)	398,401	16,187,033
Aerie Pharmaceuticals, Inc. (a)	39,900	2,695,245
Afferent Pharmaceuticals, Inc. rights 12/31/24 (a)(f)	1,915,787	2,739,575
Akcea Therapeutics, Inc.	171,000	5,407,020
Aradigm Corp. (a)	8,241	11,702
Assembly Biosciences, Inc. (a)	14,979	662,521
Axsome Therapeutics, Inc. (a)(b)	215,263	565,065
BioXcel Therapeutics, Inc. (a)	333,386	3,350,529
Chiasma, Inc. (a)	331,092	463,529
Chiasma, Inc. warrants 12/16/24 (a)	81,298	12,302
Clearside Biomedical, Inc. (a)	41,899	373,320
CymaBay Therapeutics, Inc. (a)	246,875	2,762,531
Dova Pharmaceuticals, Inc. (a)(b)	99,075	2,137,048
Endocyte, Inc. (a)	207,915	3,185,258
GW Pharmaceuticals PLC ADR (a)(b)	17,775	2,400,869
Horizon Pharma PLC (a)	170,256	3,001,613
Kala Pharmaceuticals, Inc.	67,483	856,359
Kolltan Pharmaceuticals, Inc. rights (a)(f)	1,610,391	16
Melinta Therapeutics, Inc. (a)	951,387	5,042,351
MyoKardia, Inc. (a)	390,446	22,411,600
Nektar Therapeutics (a)	410,998	21,618,495
NeurogesX, Inc. (a)(f)	150,000	2
Ocular Therapeutix, Inc. (a)	406,686	2,257,107
Revance Therapeutics, Inc. (a)	18,283	525,636
Rhythm Pharmaceuticals, Inc.	31,736	985,085
RPI International Holdings LP (a)(d)(f)	12,210	1,744,504
Spero Therapeutics, Inc. (a)(b)	102,852	1,184,855
Stemcentrx, Inc. rights 12/31/21 (a)(f)	208,907	382,300
The Medicines Company (a)(b)	422,235	16,775,397
TherapeuticsMD, Inc. (a)(b)	306,400	1,599,408
Theravance Biopharma, Inc. (a)(b)	181,130	4,338,064
UroGen Pharma Ltd. (a)	54,766	2,475,423
Verrica Pharmaceuticals, Inc. (a)	243,854	4,206,482
WAVE Life Sciences (a)(b)	49,324	1,992,690
Xeris Pharmaceuticals, Inc.	339,749	6,183,432
Zogenix, Inc. (a)	171,949	9,758,106
		150,493,512
Textiles, Apparel & Luxury Goods - 0.4%
Textiles - 0.4%
Crinetics Pharmaceuticals, Inc. (a)	112,059	2,757,772
Homology Medicines, Inc. (a)(b)	48,443	853,081
Kezar Life Sciences, Inc.	122,900	2,004,499
Scholar Rock Holding Corp.	12,100	196,504
Scholar Rock Holding Corp.	379,709	5,549,827
		11,361,683
TOTAL COMMON STOCKS
(Cost $1,936,230,773)		2,671,336,134

Preferred Stocks - 1.1%
Convertible Preferred Stocks - 1.1%
Biotechnology - 1.0%
Biotechnology - 1.0%
23andMe, Inc. Series E (a)(d)(f)	341,730	5,929,016
Axcella Health, Inc. Series C (a)(d)(f)	341,857	4,416,792
Immunocore Ltd. Series A (a)(d)(f)	17,149	2,282,179
Moderna Therapeutics, Inc.:
Series D (a)(d)(f)	269,180	2,707,951
Series E (a)(d)(f)	544,100	5,473,646
Twist Bioscience Corp.:
Series C (a)(d)(f)	1,866,791	4,013,601
Series D (a)(d)(f)	453,587	975,212
		25,798,397
Health Care Technology - 0.1%
Health Care Technology - 0.1%
Codiak Biosciences, Inc.:
Series A 8.00% (a)(d)(f)	213,402	808,281
Series B 8.00% (a)(d)(f)	693,558	2,626,920
		3,435,201
Pharmaceuticals - 0.0%
Pharmaceuticals - 0.0%
Afferent Pharmaceuticals, Inc. Series C (a)(d)(f)	1,915,787	19

TOTAL CONVERTIBLE PREFERRED STOCKS		29,233,617

Nonconvertible Preferred Stocks - 0.0%
Biotechnology - 0.0%
Biotechnology - 0.0%
Yumanity Holdings LLC Class A (a)(d)(f)	151,084	1,264,573
TOTAL PREFERRED STOCKS
(Cost $21,391,102)		30,498,190

Money Market Funds - 6.4%
Fidelity Cash Central Fund, 1.96% (g)	72,202,802	72,217,242
Fidelity Securities Lending Cash Central Fund 1.97% (g)(h)	104,987,155	104,997,654
TOTAL MONEY MARKET FUNDS
(Cost $177,205,616)		177,214,896
TOTAL INVESTMENT IN SECURITIES - 104.0%
(Cost $2,134,827,491)		2,879,049,220
NET OTHER ASSETS (LIABILITIES) - (4.0)%		(110,614,037)
NET ASSETS - 100%		$2,768,435,183

Legend

 (a) Non-income producing

 (b) Security or a portion of the security is on loan at period end.

 (c) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $6,461,396 or 0.2% of net assets.

 (d) Restricted securities - Investment in securities not registered under the Securities Act of 1933 (excluding 144A issues). At the end of the period, the value of restricted securities (excluding 144A issues) amounted to $48,429,905 or 1.7% of net assets.

 (e) Investment is owned by a wholly-owned subsidiary (Subsidiary) that is treated as a corporation for U.S. tax purposes.

 (f) Level 3 security

 (g) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

 (h) Investment made with cash collateral received from securities on loan.

Additional information on each restricted holding is as follows:

Security	Acquisition Date	Acquisition Cost
23andMe, Inc. Series E	6/18/15	$3,700,003
Adimab LLC	9/17/14 - 6/5/15	$6,416,091
Afferent Pharmaceuticals, Inc. Series C	7/1/15	$0
Axcella Health, Inc. Series C	1/30/15	$3,445,919
Codiak Biosciences, Inc. Series A 8.00%	11/12/15	$213,402
Codiak Biosciences, Inc. Series B 8.00%	11/12/15	$2,080,674
Immunocore Ltd. Series A	7/27/15	$3,227,085
Moderna Therapeutics, Inc. Series D	11/6/13	$1,300,630
Moderna Therapeutics, Inc. Series E	12/18/14	$2,628,996
Precipio, Inc.	2/3/12 - 7/31/17	$161,441
RPI International Holdings LP	5/21/15	$1,439,559
Twist Bioscience Corp. Series C	5/29/15	$2,800,000
Twist Bioscience Corp. Series D	1/8/16	$973,262
Yumanity Holdings LLC Class A	2/8/16	$1,021,131

Affiliated Central Funds

Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:

Fund	Income earned
Fidelity Cash Central Fund	$489,026
Fidelity Securities Lending Cash Central Fund	3,278,893
Total	$3,767,919

Amounts in the income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line-item in the Statement of Operations if applicable.

Investment Valuation

The following is a summary of the inputs used, as of July 31, 2018, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

	Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Common Stocks	$2,671,336,134	$2,640,581,744	$9,700,960	$21,053,430
Preferred Stocks	30,498,190	--	--	30,498,190
Money Market Funds	177,214,896	177,214,896	--	--
Total Investments in Securities:	$2,879,049,220	$2,817,796,640	$9,700,960	$51,551,620

The following is a reconciliation of Investments in Securities and Derivative Instruments for which Level 3 inputs were used in determining value:

Investments in Securities:
Preferred Stocks
Beginning Balance	$43,160,615
Total Realized Gain (Loss)	183,400
Total Unrealized Gain (Loss)	(1,143,482)
Cost of Purchases	--
Proceeds of Sales	(11,702,343)
Amortization/Accretion	--
Transfers in to Level 3	--
Transfers out of Level 3	--
Ending Balance	$30,498,190
The change in unrealized gain (loss) for the period attributable to Level 3 securities held at July 31, 2018	$1,265,410
Other Investments in Securities
Beginning Balance	$18,025,736
Total Realized Gain (Loss)	1,250,957
Total Unrealized Gain (Loss)	4,774,098
Cost of Purchases	16,120
Proceeds of Sales	(3,013,481)
Amortization/Accretion	--
Transfers in to Level 3	--
Transfers out of Level 3	--
Ending Balance	$21,053,430
The change in unrealized gain (loss) for the period attributable to Level 3 securities held at July 31, 2018	$4,774,098

The information used in the above reconciliations represents fiscal year to date activity for any Investments in Securities identified as using Level 3 inputs at either the beginning or the end of the current fiscal period. Transfers in or out of Level 3 represent the beginning value of any Security or Instrument where a change in the pricing level occurred from the beginning to the end of the period. The cost of purchases and the proceeds of sales may include securities received or delivered through corporate actions or exchanges. Realized and unrealized gains (losses) disclosed in the reconciliations are included in Net Gain (Loss) on the Fund's Statement of Operations.

See accompanying notes which are an integral part of the financial statements.

Fidelity Advisor® Biotechnology Fund

Financial Statements

Statement of Assets and Liabilities

		July 31, 2018
Assets
Investment in securities, at value (including securities loaned of $105,660,603) — See accompanying schedule: Unaffiliated issuers (cost $1,957,621,875)	$2,701,834,324
Fidelity Central Funds (cost $177,205,616)	177,214,896
Total Investment in Securities (cost $2,134,827,491)		$2,879,049,220
Cash		3,159,759
Restricted cash		220
Receivable for investments sold		40,300,749
Receivable for fund shares sold		2,994,496
Dividends receivable		1,211,986
Distributions receivable from Fidelity Central Funds		396,955
Prepaid expenses		28,244
Other receivables		37,239
Total assets		2,927,178,868
Liabilities
Payable for investments purchased	$44,630,176
Payable for fund shares redeemed	6,588,726
Accrued management fee	1,271,411
Distribution and service plan fees payable	698,873
Other affiliated payables	505,773
Other payables and accrued expenses	83,980
Collateral on securities loaned	104,964,746
Total liabilities		158,743,685
Net Assets		$2,768,435,183
Net Assets consist of:
Paid in capital		$2,101,806,680
Accumulated net investment loss		(8,149,824)
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(69,443,411)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		744,221,738
Net Assets		$2,768,435,183
Calculation of Maximum Offering Price
Class A:
Net Asset Value and redemption price per share ($766,302,988 ÷ 27,562,489 shares)		$27.80
Maximum offering price per share (100/94.25 of $27.80)		$29.50
Class M:
Net Asset Value and redemption price per share ($135,879,382 ÷ 5,161,677 shares)		$26.32
Maximum offering price per share (100/96.50 of $26.32)		$27.27
Class C:
Net Asset Value and offering price per share ($558,419,978 ÷ 23,305,420 shares)(a)		$23.96
Class I:
Net Asset Value, offering price and redemption price per share ($1,307,832,835 ÷ 44,449,130 shares)		$29.42

 (a) Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

		Year ended July 31, 2018
Investment Income
Dividends		$10,565,764
Income from Fidelity Central Funds (including $3,278,893 from security lending)		3,767,919
Total income		14,333,683
Expenses
Management fee	$14,590,300
Transfer agent fees	5,184,288
Distribution and service plan fees	8,286,200
Accounting and security lending fees	843,494
Custodian fees and expenses	70,970
Independent trustees' fees and expenses	38,563
Registration fees	104,295
Audit	83,813
Legal	38,178
Miscellaneous	737,330
Total expenses before reductions	29,977,431
Expense reductions	(84,222)
Total expenses after reductions		29,893,209
Net investment income (loss)		(15,559,526)
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	147,748,318
Fidelity Central Funds	14,341
Foreign currency transactions	776
Total net realized gain (loss)		147,763,435
Change in net unrealized appreciation (depreciation) on:
Investment securities:
Unaffiliated issuers	208,120,478
Fidelity Central Funds	(7,514)
Assets and liabilities in foreign currencies	(363)
Total change in net unrealized appreciation (depreciation)		208,112,601
Net gain (loss)		355,876,036
Net increase (decrease) in net assets resulting from operations		$340,316,510

See accompanying notes which are an integral part of the financial statements.

Statement of Changes in Net Assets

	Year ended July 31, 2018	Year ended July 31, 2017
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$(15,559,526)	$(20,027,138)
Net realized gain (loss)	147,763,435	518,045
Change in net unrealized appreciation (depreciation)	208,112,601	341,266,027
Net increase (decrease) in net assets resulting from operations	340,316,510	321,756,934
Share transactions - net increase (decrease)	(237,264,870)	(442,352,948)
Redemption fees	–	48,144
Total increase (decrease) in net assets	103,051,640	(120,547,870)
Net Assets
Beginning of period	2,665,383,543	2,785,931,413
End of period	$2,768,435,183	$2,665,383,543
Other Information
Accumulated net investment loss end of period	$(8,149,824)	$(10,028,125)

See accompanying notes which are an integral part of the financial statements.

Financial Highlights

Fidelity Advisor Biotechnology Fund Class A

Years ended July 31,	2018	2017	2016	2015	2014
Selected Per–Share Data
Net asset value, beginning of period	$24.45	$21.39	$31.43	$20.19	$17.25
Income from Investment Operations
Net investment income (loss)A	(.14)	(.15)B	(.16)	(.20)	(.13)
Net realized and unrealized gain (loss)	3.49	3.21	(8.48)	12.04	3.12
Total from investment operations	3.35	3.06	(8.64)	11.84	2.99
Distributions from net investment income	–	–	–	–	–
Distributions from net realized gain	–	–	(1.40)	(.60)	(.05)
Total distributions	–	–	(1.40)	(.60)	(.05)
Redemption fees added to paid in capitalA	–	–C	–C	–C	–C
Net asset value, end of period	$27.80	$24.45	$21.39	$31.43	$20.19
Total ReturnD,E	13.70%	14.31%	(28.55)%	59.66%	17.38%
Ratios to Average Net AssetsF,G
Expenses before reductions	1.06%	1.05%	1.05%	1.04%	1.08%
Expenses net of fee waivers, if any	1.06%	1.05%	1.05%	1.04%	1.08%
Expenses net of all reductions	1.06%	1.04%	1.04%	1.04%	1.08%
Net investment income (loss)	(.53)%	(.69)%B	(.69)%	(.75)%	(.68)%
Supplemental Data
Net assets, end of period (000 omitted)	$766,303	$787,802	$1,080,733	$1,560,528	$602,625
Portfolio turnover rateH	45%	30%	29%	26%	50%

 A Calculated based on average shares outstanding during the period.

 B Net investment income per share reflects a large, non-recurring dividend which amounted to $.01 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been (.71) %.

 C Amount represents less than $.005 per share.

 D Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 E Total returns do not include the effect of the sales charges.

 F Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 H Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Fidelity Advisor Biotechnology Fund Class M

Years ended July 31,	2018	2017	2016	2015	2014
Selected Per–Share Data
Net asset value, beginning of period	$23.22	$20.39	$30.06	$19.39	$16.63
Income from Investment Operations
Net investment income (loss)A	(.21)	(.21)B	(.22)	(.27)	(.19)
Net realized and unrealized gain (loss)	3.31	3.04	(8.10)	11.54	3.00
Total from investment operations	3.10	2.83	(8.32)	11.27	2.81
Distributions from net investment income	–	–	–	–	–
Distributions from net realized gain	–	–	(1.35)	(.60)	(.05)
Total distributions	–	–	(1.35)	(.60)	(.05)
Redemption fees added to paid in capitalA	–	–C	–C	–C	–C
Net asset value, end of period	$26.32	$23.22	$20.39	$30.06	$19.39
Total ReturnD,E	13.35%	13.88%	(28.75)%	59.17%	16.95%
Ratios to Average Net AssetsF,G
Expenses before reductions	1.38%	1.38%	1.37%	1.35%	1.41%
Expenses net of fee waivers, if any	1.38%	1.38%	1.37%	1.35%	1.41%
Expenses net of all reductions	1.38%	1.38%	1.37%	1.34%	1.40%
Net investment income (loss)	(.84)%	(1.02)%B	(1.01)%	(1.05)%	(1.01)%
Supplemental Data
Net assets, end of period (000 omitted)	$135,879	$127,734	$131,928	$196,393	$95,945
Portfolio turnover rateH	45%	30%	29%	26%	50%

 A Calculated based on average shares outstanding during the period.

 B Net investment income per share reflects a large, non-recurring dividend which amounted to $.01 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been (1.05) %.

 C Amount represents less than $.005 per share.

 D Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 E Total returns do not include the effect of the sales charges.

 F Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 H Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Fidelity Advisor Biotechnology Fund Class C

Years ended July 31,	2018	2017	2016	2015	2014
Selected Per–Share Data
Net asset value, beginning of period	$21.23	$18.71	$27.78	$18.04	$15.53
Income from Investment Operations
Net investment income (loss)A	(.29)	(.27)B	(.29)	(.35)	(.25)
Net realized and unrealized gain (loss)	3.02	2.79	(7.46)	10.69	2.81
Total from investment operations	2.73	2.52	(7.75)	10.34	2.56
Distributions from net investment income	–	–	–	–	–
Distributions from net realized gain	–	–	(1.32)	(.60)	(.05)
Total distributions	–	–	(1.32)	(.60)	(.05)
Redemption fees added to paid in capitalA	–	–C	–C	–C	–C
Net asset value, end of period	$23.96	$21.23	$18.71	$27.78	$18.04
Total ReturnD,E	12.86%	13.47%	(29.06)%	58.43%	16.54%
Ratios to Average Net AssetsF,G
Expenses before reductions	1.80%	1.79%	1.80%	1.79%	1.83%
Expenses net of fee waivers, if any	1.80%	1.79%	1.80%	1.79%	1.83%
Expenses net of all reductions	1.80%	1.79%	1.79%	1.79%	1.83%
Net investment income (loss)	(1.27)%	(1.43)%B	(1.44)%	(1.49)%	(1.43)%
Supplemental Data
Net assets, end of period (000 omitted)	$558,420	$593,489	$665,036	$956,495	$359,967
Portfolio turnover rateH	45%	30%	29%	26%	50%

 A Calculated based on average shares outstanding during the period.

 B Net investment income per share reflects a large, non-recurring dividend which amounted to $.01 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been (1.46) %.

 C Amount represents less than $.005 per share.

 D Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 E Total returns do not include the effect of the contingent deferred sales charge.

 F Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 H Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Fidelity Advisor Biotechnology Fund Class I

Years ended July 31,	2018	2017	2016	2015	2014
Selected Per–Share Data
Net asset value, beginning of period	$25.80	$22.52	$32.95	$21.10	$17.97
Income from Investment Operations
Net investment income (loss)A	(.07)	(.10)B	(.10)	(.14)	(.08)
Net realized and unrealized gain (loss)	3.69	3.38	(8.89)	12.60	3.26
Total from investment operations	3.62	3.28	(8.99)	12.46	3.18
Distributions from net investment income	–	–	–	–C	–
Distributions from net realized gain	–	–	(1.44)	(.60)	(.05)
Total distributions	–	–	(1.44)	(.61)D	(.05)
Redemption fees added to paid in capitalA	–	–C	–C	–C	–C
Net asset value, end of period	$29.42	$25.80	$22.52	$32.95	$21.10
Total ReturnE	14.03%	14.56%	(28.32)%	60.00%	17.74%
Ratios to Average Net AssetsF,G
Expenses before reductions	.79%	.78%	.78%	.78%	.81%
Expenses net of fee waivers, if any	.79%	.78%	.78%	.78%	.81%
Expenses net of all reductions	.79%	.77%	.78%	.77%	.80%
Net investment income (loss)	(.26)%	(.42)%B	(.42)%	(.48)%	(.41)%
Supplemental Data
Net assets, end of period (000 omitted)	$1,307,833	$1,156,358	$908,234	$1,403,666	$465,889
Portfolio turnover rateH	45%	30%	29%	26%	50%

 A Calculated based on average shares outstanding during the period.

 B Net investment income per share reflects a large, non-recurring dividend which amounted to $.01 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been (.44) %.

 C Amount represents less than $.005 per share.

 D Total distributions of $.61 per share is comprised of distributions from net investment income of $.003 and distributions from net realized gain of $.604 per share.

 E Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 F Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 H Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Fidelity Advisor® Communications Equipment Fund

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The hypothetical investment and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund’s total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

For the periods ended July 31, 2018	Past 1 year	Past 5 years	Past 10 years
Class A (incl. 5.75% sales charge)	9.20%	9.07%	7.53%
Class M (incl. 3.50% sales charge)	11.64%	9.31%	7.51%
Class C (incl. contingent deferred sales charge)	14.06%	9.55%	7.36%
Class I	16.21%	10.64%	8.43%

 Class C shares' contingent deferred sales charges included in the past one year, past five years and past ten years total return figures are 1%, 0% and 0%, respectively.

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity Advisor® Communications Equipment Fund - Class A on July 31, 2008, and the current 5.75% sales charge was paid.

The chart shows how the value of your investment would have changed, and also shows how the S&P 500® Index performed over the same period.

Period Ending Values
$20,664	Fidelity Advisor® Communications Equipment Fund - Class A
$27,551	S&P 500® Index

Fidelity Advisor® Communications Equipment Fund

Management's Discussion of Fund Performance

Market Recap:  The U.S. equity bellwether S&P 500® index gained 16.24% for the 12 months ending July 31, 2018, despite a resurgence in volatility that challenged the multiyear bull market. Stocks maintained their steady growth until a sharp reversal in February, as volatility spiked amid fear that rising inflation and the potential for the economy to overheat would prompt the U.S. Federal Reserve to pick up the pace of interest rate hikes. The index posted its first negative monthly result since October 2016, and then lost further ground in March on fear of a global trade war. The market stabilized in April and turned upward through mid-June, when escalating trade tension between the U.S. and China soured investor sentiment. The resulting uncertainty lingered into July, but strong corporate earnings helped the S&P 500 rise 3.72% that month to cap the period. For the full one-year period, growth handily topped value, while small-caps bested large-caps. By sector, information technology (+28%) led the way, boosted by strong earnings growth from several major index constituents. Consumer discretionary rose roughly 24%, driven by retailers (+49%). Energy (+20%) gained alongside higher oil prices. Laggards were telecommunication services (-2%), consumer staples (0%) and utilities (+3%), defensive groups that struggled amid rising interest rates and a general preference for risk. Real estate (+5%) fared a bit better but still lagged, as did financials, industrials, health care (each up 13%) and materials (+11%).

Comments from Lead Portfolio Manager Colin Anderson:  For the year, the fund’s share classes (excluding sales charges, if applicable) gained roughly 15% to 16%, trailing the 16.51% return of the MSCI North America IMI + ADR Custom Communications Equipment 25/50 Linked Index, and also lagging the S&P 500®. Versus the MSCI index, CommScope Holding was our largest detractor. Although first-quarter earnings beat expectations, the maker of cables, antennas and other network-infrastructure equipment disappointed on revenue and operating income, and lowered its guidance for the remainder of the year. Elsewhere, several of our largest relative detractors were strong-performing index names we underweighted. One of these was Arista Networks, which supplies networking solutions for cloud-service providers and other customers. An overweighting in optical-component supplier Finisar also detracted. Conversely, our top relative contributor was an underweighting in weak-performing index name Sierra Wireless. The company provides modules enabling wireless connectivity for cars and industrial equipment. It also helped to overweight F5 Networks, an application-delivery services provider, as well as military communications provider Harris Corp. Harris was reclassified from communications equipment to aerospace & defense during the period. The stock was removed from the MSCI index at the end of 2017, and I significantly reduced the fund’s position.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Notes to Shareholders:  On July 31, 2018, Caroline Tall assumed co-management responsibilities for the fund, joining Colin Anderson.
On February 9, 2018, shareholders approved proposals from the Board of Trustees to eliminate certain sector/industry funds’ fundamental “invests primarily” policies and to modify the fundamental concentration policies for certain funds. The changes took effect on March 1, 2018, and do not impact how the funds are managed.

Fidelity Advisor® Communications Equipment Fund

Investment Summary (Unaudited)

Top Ten Stocks as of July 31, 2018

% of fund's net assets
Cisco Systems, Inc.	22.8
Nokia Corp. sponsored ADR	6.5
CommScope Holding Co., Inc.	6.0
F5 Networks, Inc.	5.6
Telefonaktiebolaget LM Ericsson (B Shares) sponsored ADR	5.1
Juniper Networks, Inc.	4.2
Palo Alto Networks, Inc.	3.7
Arista Networks, Inc.	2.5
Motorola Solutions, Inc.	2.3
Viavi Solutions, Inc.	2.0
60.7

Top Industries (% of fund's net assets)

As of July 31, 2018
Communications Equipment	82.8%
Semiconductors & Semiconductor Equipment	5.0%
Electronic Equipment & Components	3.3%
Internet Software & Services	2.6%
Software	2.2%
All Others*	4.1%

* Includes short-term investments and net other assets (liabilities).

Fidelity Advisor® Communications Equipment Fund

Schedule of Investments July 31, 2018

Showing Percentage of Net Assets

Common Stocks - 99.4%
	Shares	Value
Aerospace & Defense - 0.5%
Aerospace & Defense - 0.5%
Harris Corp.	700	$115,465
Communications Equipment - 82.8%
Communications Equipment - 82.8%
ADTRAN, Inc.	23,480	381,550
Arista Networks, Inc. (a)	2,100	537,033
Arris International PLC (a)	14,270	360,460
Calix Networks, Inc. (a)	5,240	36,942
Ciena Corp. (a)	2,890	73,406
Cisco Systems, Inc.	114,714	4,851,253
CommScope Holding Co., Inc. (a)	39,770	1,277,015
Comtech Telecommunications Corp.	2,200	73,920
EchoStar Holding Corp. Class A (a)	3,820	171,862
Extreme Networks, Inc. (a)	3,020	25,670
F5 Networks, Inc. (a)	6,985	1,197,089
Finisar Corp. (a)	22,400	377,440
Infinera Corp. (a)	23,257	193,498
InterDigital, Inc.	4,530	373,499
Juniper Networks, Inc.	33,828	891,030
Lumentum Holdings, Inc. (a)	7,700	402,325
Mitel Networks Corp. (a)	35,100	385,047
Motorola Solutions, Inc.	3,979	482,653
NETGEAR, Inc. (a)	2,700	177,795
NetScout Systems, Inc. (a)	7,600	203,680
Nokia Corp. sponsored ADR (b)	255,070	1,377,378
Oclaro, Inc. (a)	44,250	374,355
Palo Alto Networks, Inc. (a)	3,910	775,197
Plantronics, Inc.	3,690	253,355
Quantenna Communications, Inc. (a)	17,620	280,687
Radware Ltd. (a)	2,730	72,127
Sierra Wireless, Inc. (a)	3,200	51,905
Sonus Networks, Inc. (a)	40,030	271,604
Telefonaktiebolaget LM Ericsson (B Shares) sponsored ADR	137,930	1,084,130
ViaSat, Inc. (a)(b)	2,180	153,341
Viavi Solutions, Inc. (a)	42,840	433,541
		17,600,787
Electronic Equipment & Components - 3.3%
Electronic Components - 0.4%
Corning, Inc.	2,300	76,314
Electronic Manufacturing Services - 2.0%
Fabrinet	5,280	206,554
IPG Photonics Corp. (a)	130	21,325
Jabil, Inc.	4,190	118,032
TE Connectivity Ltd.	880	82,342
		428,253
Technology Distributors - 0.9%
CDW Corp.	1,110	93,340
Dell Technologies, Inc. (a)	1,044	96,591
		189,931

TOTAL ELECTRONIC EQUIPMENT & COMPONENTS		694,498

Internet Software & Services - 2.6%
Internet Software & Services - 2.6%
Alphabet, Inc.:
Class A (a)	259	317,850
Class C (a)	108	131,464
LogMeIn, Inc.	1,330	107,797
		557,111
IT Services - 1.7%
Data Processing & Outsourced Services - 0.4%
WNS Holdings Ltd. sponsored ADR (a)	1,670	81,262
IT Consulting & Other Services - 1.3%
Amdocs Ltd.	1,630	110,155
Cognizant Technology Solutions Corp. Class A	730	59,495
Presidio, Inc. (a)	7,810	109,028
		278,678

TOTAL IT SERVICES		359,940

Media - 0.6%
Cable & Satellite - 0.6%
Comcast Corp. Class A	3,450	123,441
Semiconductors & Semiconductor Equipment - 5.0%
Semiconductors - 5.0%
Acacia Communications, Inc. (a)(b)	10,610	341,005
Analog Devices, Inc.	680	65,375
Broadcom, Inc.	475	105,341
Marvell Technology Group Ltd.	362	7,714
Maxim Integrated Products, Inc.	560	34,238
NXP Semiconductors NV (a)	1,210	115,361
ON Semiconductor Corp. (a)	3,060	67,473
Qualcomm, Inc.	5,171	331,409
		1,067,916
Software - 2.2%
Application Software - 0.9%
Citrix Systems, Inc. (a)	860	94,574
Micro Focus International PLC	5,900	96,273
SailPoint Technologies Holding, Inc. (a)	230	5,541
		196,388
Systems Software - 1.3%
Check Point Software Technologies Ltd. (a)	970	109,290
Oracle Corp.	3,180	151,622
		260,912

TOTAL SOFTWARE		457,300

Technology Hardware, Storage & Peripherals - 0.7%
Technology Hardware, Storage & Peripherals - 0.7%
HP, Inc.	4,220	97,398
Samsung Electronics Co. Ltd.	1,300	53,998
		151,396
TOTAL COMMON STOCKS
(Cost $16,583,363)		21,127,854

Money Market Funds - 8.5%
Fidelity Cash Central Fund, 1.96% (c)	253,152	253,202
Fidelity Securities Lending Cash Central Fund 1.97% (c)(d)	1,557,928	1,558,084
TOTAL MONEY MARKET FUNDS
(Cost $1,811,286)		1,811,286
TOTAL INVESTMENT IN SECURITIES - 107.9%
(Cost $18,394,649)		22,939,140
NET OTHER ASSETS (LIABILITIES) - (7.9)%		(1,679,729)
NET ASSETS - 100%		$21,259,411

Legend

 (a) Non-income producing

 (b) Security or a portion of the security is on loan at period end.

 (c) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

 (d) Investment made with cash collateral received from securities on loan.

Affiliated Central Funds

Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:

Fund	Income earned
Fidelity Cash Central Fund	$3,486
Fidelity Securities Lending Cash Central Fund	22,196
Total	$25,682

Amounts in the income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line-item in the Statement of Operations if applicable.

Investment Valuation

The following is a summary of the inputs used, as of July 31, 2018, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

	Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Common Stocks	$21,127,854	$21,031,581	$96,273	$--
Money Market Funds	1,811,286	1,811,286	--	--
Total Investments in Securities:	$22,939,140	$22,842,867	$96,273	$--

Other Information

Distribution of investments by country or territory of incorporation, as a percentage of Total Net Assets, is as follows (Unaudited):

United States of America	80.3%
Finland	6.5%
Sweden	5.1%
United Kingdom	2.2%
Canada	2.0%
Cayman Islands	1.0%
Others (Individually Less Than 1%)	2.9%
100.0%

See accompanying notes which are an integral part of the financial statements.

Fidelity Advisor® Communications Equipment Fund

Financial Statements

Statement of Assets and Liabilities

		July 31, 2018
Assets
Investment in securities, at value (including securities loaned of $1,486,248) — See accompanying schedule: Unaffiliated issuers (cost $16,583,363)	$21,127,854
Fidelity Central Funds (cost $1,811,286)	1,811,286
Total Investment in Securities (cost $18,394,649)		$22,939,140
Receivable for investments sold		61,091
Receivable for fund shares sold		11,402
Dividends receivable		2,678
Distributions receivable from Fidelity Central Funds		1,048
Prepaid expenses		179
Other receivables		534
Total assets		23,016,072
Liabilities
Payable for investments purchased	$60,621
Payable for fund shares redeemed	74,931
Accrued management fee	10,055
Distribution and service plan fees payable	8,080
Other affiliated payables	5,541
Other payables and accrued expenses	39,358
Collateral on securities loaned	1,558,075
Total liabilities		1,756,661
Net Assets		$21,259,411
Net Assets consist of:
Paid in capital		$15,976,159
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		738,759
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		4,544,493
Net Assets		$21,259,411
Calculation of Maximum Offering Price
Class A:
Net Asset Value and redemption price per share ($8,860,485 ÷ 583,985 shares)		$15.17
Maximum offering price per share (100/94.25 of $15.17)		$16.10
Class M:
Net Asset Value and redemption price per share ($4,942,595 ÷ 338,879 shares)		$14.59
Maximum offering price per share (100/96.50 of $14.59)		$15.12
Class C:
Net Asset Value and offering price per share ($4,683,543 ÷ 351,210 shares)(a)		$13.34
Class I:
Net Asset Value, offering price and redemption price per share ($2,772,788 ÷ 175,635 shares)		$15.79

 (a) Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

		Year ended July 31, 2018
Investment Income
Dividends		$248,709
Income from Fidelity Central Funds (including $22,196 from security lending)		25,682
Total income		274,391
Expenses
Management fee	$92,576
Transfer agent fees	50,084
Distribution and service plan fees	73,669
Accounting and security lending fees	6,886
Custodian fees and expenses	8,197
Independent trustees' fees and expenses	238
Registration fees	51,160
Audit	46,354
Legal	2,443
Miscellaneous	4,183
Total expenses before reductions	335,790
Expense reductions	(66,919)
Total expenses after reductions		268,871
Net investment income (loss)		5,520
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	1,373,879
Fidelity Central Funds	9
Foreign currency transactions	(725)
Total net realized gain (loss)		1,373,163
Change in net unrealized appreciation (depreciation) on:
Investment securities:
Unaffiliated issuers	757,728
Assets and liabilities in foreign currencies	1
Total change in net unrealized appreciation (depreciation)		757,729
Net gain (loss)		2,130,892
Net increase (decrease) in net assets resulting from operations		$2,136,412

See accompanying notes which are an integral part of the financial statements.

Statement of Changes in Net Assets

	Year ended July 31, 2018	Year ended July 31, 2017
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$5,520	$81,778
Net realized gain (loss)	1,373,163	316,784
Change in net unrealized appreciation (depreciation)	757,729	2,113,533
Net increase (decrease) in net assets resulting from operations	2,136,412	2,512,095
Distributions to shareholders from net investment income	(27,072)	(70,636)
Distributions to shareholders from net realized gain	(595,291)	(269,855)
Total distributions	(622,363)	(340,491)
Share transactions - net increase (decrease)	1,462,219	4,211,380
Redemption fees	967	684
Total increase (decrease) in net assets	2,977,235	6,383,668
Net Assets
Beginning of period	18,282,176	11,898,508
End of period	$21,259,411	$18,282,176
Other Information
Undistributed net investment income end of period	$–	$71,090

See accompanying notes which are an integral part of the financial statements.

Financial Highlights

Fidelity Advisor Communications Equipment Fund Class A

Years ended July 31,	2018	2017	2016	2015	2014
Selected Per–Share Data
Net asset value, beginning of period	$13.69	$12.09	$12.57	$11.94	$10.22
Income from Investment Operations
Net investment income (loss)A	.03	.07	.09	.02	.04B
Net realized and unrealized gain (loss)	2.08	1.76	(.20)	.64	1.68
Total from investment operations	2.11	1.83	(.11)	.66	1.72
Distributions from net investment income	(.04)C	(.05)	–	(.03)	–
Distributions from net realized gain	(.59)C	(.18)	(.37)	–	–
Total distributions	(.63)	(.23)	(.37)	(.03)	–
Redemption fees added to paid in capitalA,D	–	–	–	–	–
Net asset value, end of period	$15.17	$13.69	$12.09	$12.57	$11.94
Total ReturnE,F	15.86%	15.24%	(.53)%	5.54%	16.83%
Ratios to Average Net AssetsG,H
Expenses before reductions	1.76%	1.78%	2.10%	1.90%	1.96%
Expenses net of fee waivers, if any	1.40%	1.40%	1.40%	1.40%	1.40%
Expenses net of all reductions	1.39%	1.39%	1.40%	1.39%	1.39%
Net investment income (loss)	.21%	.56%	.81%	.16%	.40%B
Supplemental Data
Net assets, end of period (000 omitted)	$8,860	$6,247	$4,536	$4,806	$4,725
Portfolio turnover rateI	60%	71%	29%	60%	160%

 A Calculated based on average shares outstanding during the period.

 B Net investment income per share reflects a large, non-recurring dividend which amounted to $.03 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been .14%.

 C The amounts shown reflect certain reclassifications related to book to tax differences that were made in the year shown.

 D Amount represents less than $.005 per share.

 E Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 F Total returns do not include the effect of the sales charges.

 G Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 I Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Fidelity Advisor Communications Equipment Fund Class M

Years ended July 31,	2018	2017	2016	2015	2014
Selected Per–Share Data
Net asset value, beginning of period	$13.18	$11.65	$12.15	$11.55	$9.91
Income from Investment Operations
Net investment income (loss)A	–	.04	.06	(.01)	.02B
Net realized and unrealized gain (loss)	2.00	1.69	(.20)	.62	1.62
Total from investment operations	2.00	1.73	(.14)	.61	1.64
Distributions from net investment income	(.02)C	(.02)	–	(.01)	–
Distributions from net realized gain	(.57)C	(.18)	(.36)	–	–
Total distributions	(.59)	(.20)	(.36)	(.01)	–
Redemption fees added to paid in capitalA,D	–	–	–	–	–
Net asset value, end of period	$14.59	$13.18	$11.65	$12.15	$11.55
Total ReturnE,F	15.69%	14.94%	(.83)%	5.24%	16.55%
Ratios to Average Net AssetsG,H
Expenses before reductions	2.11%	2.11%	2.41%	2.19%	2.25%
Expenses net of fee waivers, if any	1.65%	1.65%	1.65%	1.65%	1.65%
Expenses net of all reductions	1.64%	1.64%	1.65%	1.64%	1.64%
Net investment income (loss)	(.04)%	.31%	.56%	(.09)%	.14%B
Supplemental Data
Net assets, end of period (000 omitted)	$4,943	$4,236	$3,674	$4,029	$3,995
Portfolio turnover rateI	60%	71%	29%	60%	160%

 A Calculated based on average shares outstanding during the period.

 B Net investment income per share reflects a large, non-recurring dividend which amounted to $.03 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been (.11) %.

 C The amounts shown reflect certain reclassifications related to book to tax differences that were made in the year shown.

 D Amount represents less than $.005 per share.

 E Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 F Total returns do not include the effect of the sales charges.

 G Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 I Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Fidelity Advisor Communications Equipment Fund Class C

Years ended July 31,	2018	2017	2016	2015	2014
Selected Per–Share Data
Net asset value, beginning of period	$12.10	$10.74	$11.27	$10.76	$9.28
Income from Investment Operations
Net investment income (loss)A	(.07)	(.02)	.01	(.07)	(.04)B
Net realized and unrealized gain (loss)	1.84	1.56	(.19)	.58	1.52
Total from investment operations	1.77	1.54	(.18)	.51	1.48
Distributions from net investment income	–	–	–	–	–
Distributions from net realized gain	(.53)	(.18)	(.35)	–	–
Total distributions	(.53)	(.18)	(.35)	–	–
Redemption fees added to paid in capitalA,C	–	–	–	–	–
Net asset value, end of period	$13.34	$12.10	$10.74	$11.27	$10.76
Total ReturnD,E	15.06%	14.39%	(1.29)%	4.74%	15.95%
Ratios to Average Net AssetsF,G
Expenses before reductions	2.54%	2.55%	2.86%	2.65%	2.73%
Expenses net of fee waivers, if any	2.15%	2.15%	2.15%	2.15%	2.15%
Expenses net of all reductions	2.14%	2.14%	2.15%	2.14%	2.14%
Net investment income (loss)	(.54)%	(.19)%	.06%	(.59)%	(.35)%B
Supplemental Data
Net assets, end of period (000 omitted)	$4,684	$3,066	$2,479	$2,966	$2,744
Portfolio turnover rateH	60%	71%	29%	60%	160%

 A Calculated based on average shares outstanding during the period.

 B Net investment income per share reflects a large, non-recurring dividend which amounted to $.03 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been (.61) %.

 C Amount represents less than $.005 per share.

 D Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 E Total returns do not include the effect of the contingent deferred sales charge.

 F Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 H Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Fidelity Advisor Communications Equipment Fund Class I

Years ended July 31,	2018	2017	2016	2015	2014
Selected Per–Share Data
Net asset value, beginning of period	$14.22	$12.54	$13.01	$12.35	$10.55
Income from Investment Operations
Net investment income (loss)A	.07	.11	.12	.05	.08B
Net realized and unrealized gain (loss)	2.16	1.83	(.20)	.67	1.72
Total from investment operations	2.23	1.94	(.08)	.72	1.80
Distributions from net investment income	(.05)C	(.08)	–	(.06)	–
Distributions from net realized gain	(.61)C	(.18)	(.39)	–	–
Total distributions	(.66)	(.26)	(.39)	(.06)	–
Redemption fees added to paid in capitalA,D	–	–	–	–	–
Net asset value, end of period	$15.79	$14.22	$12.54	$13.01	$12.35
Total ReturnE	16.21%	15.55%	(.33)%	5.83%	17.06%
Ratios to Average Net AssetsF,G
Expenses before reductions	1.42%	1.46%	1.69%	1.57%	1.45%
Expenses net of fee waivers, if any	1.15%	1.15%	1.15%	1.15%	1.15%
Expenses net of all reductions	1.14%	1.14%	1.14%	1.14%	1.14%
Net investment income (loss)	.47%	.81%	1.06%	.41%	.65%B
Supplemental Data
Net assets, end of period (000 omitted)	$2,773	$4,733	$1,209	$1,024	$2,592
Portfolio turnover rateH	60%	71%	29%	60%	160%

 A Calculated based on average shares outstanding during the period.

 B Net investment income per share reflects a large, non-recurring dividend which amounted to $.03 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been .39%.

 C The amounts shown reflect certain reclassifications related to book to tax differences that were made in the year shown.

 D Amount represents less than $.005 per share.

 E Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 F Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 H Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Fidelity Advisor® Consumer Discretionary Fund

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The hypothetical investment and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund’s total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

For the periods ended July 31, 2018	Past 1 year	Past 5 years	Past 10 years
Class A (incl. 5.75% sales charge)	16.04%	11.17%	13.17%
Class M (incl. 3.50% sales charge)	18.48%	11.37%	13.12%
Class C (incl. contingent deferred sales charge)	21.20%	11.65%	12.99%
Class I	23.46%	12.81%	14.18%

 Class C shares' contingent deferred sales charges included in the past one year, past five years and past ten years total return figures are 1%, 0% and 0%, respectively.

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity Advisor® Consumer Discretionary Fund - Class A on July 31, 2008, and the current 5.75% sales charge was paid.

The chart shows how the value of your investment would have changed, and also shows how the S&P 500® Index performed over the same period.

Period Ending Values
$34,453	Fidelity Advisor® Consumer Discretionary Fund - Class A
$27,551	S&P 500® Index

Fidelity Advisor® Consumer Discretionary Fund

Management's Discussion of Fund Performance

Market Recap:  The U.S. equity bellwether S&P 500® index gained 16.24% for the 12 months ending July 31, 2018, despite a resurgence in volatility that challenged the multiyear bull market. Stocks maintained their steady growth until a sharp reversal in February, as volatility spiked amid fear that rising inflation and the potential for the economy to overheat would prompt the U.S. Federal Reserve to pick up the pace of interest rate hikes. The index posted its first negative monthly result since October 2016, and then lost further ground in March on fear of a global trade war. The market stabilized in April and turned upward through mid-June, when escalating trade tension between the U.S. and China soured investor sentiment. The resulting uncertainty lingered into July, but strong corporate earnings helped the S&P 500 rise 3.72% that month to cap the period. For the full one-year period, growth handily topped value, while small-caps bested large-caps. By sector, information technology (+28%) led the way, boosted by strong earnings growth from several major index constituents. Consumer discretionary rose roughly 24%, driven by retailers (+49%). Energy (+20%) gained alongside higher oil prices. Laggards were telecommunication services (-2%), consumer staples (0%) and utilities (+3%), defensive groups that struggled amid rising interest rates and a general preference for risk. Real estate (+5%) fared a bit better but still lagged, as did financials, industrials, health care (each up 13%) and materials (+11%).

Comments from Portfolio Manager Katherine Shaw:  For the fiscal year, the fund's share classes (excluding sales charges, if applicable) advanced between 22% and 23%, outpacing the 21.44% advance of the MSCI U.S. IMI Consumer Discretionary 25/50 Index, as well as the broad-market S&P 500® index. The sector benefited from positive business and consumer sentiment. Jobs data trended positive and investors remained confident that the sweeping $1.5 trillion U.S. tax reform plan was passed in December could boost consumers' discretionary spending in 2018. Versus the MSCI sector index, industry positioning overall contributed to the fund’s performance. The fund avoided or underweighted some industries that fared poorly, including housewares & specialties, broadcasting, automobile manufacturers and advertising. Amazon.com was our biggest holding and largest individual contributor this period. Shares of Amazon gained 80%, rising largely due to the firm’s sustained dominance in its core e-commerce and cloud markets. It also helped to avoid index component Newell Brands (-49%). Conversely, overweighting the hotels, resorts & cruise lines industry group held back the fund’s relative result, as returns here were positive but, on average, lagged the sector index. An overweighting in Charter Communications was the fund’s biggest individual detractor. The stock returned about -22%, weighed down by concerns over consumers' trend toward cord cutting. Largely avoiding media & entertainment company Twenty-First Century Fox (+57%) also detracted; we did not own the stock at period end.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Note to Shareholders:  On February 9, 2018, shareholders approved proposals from the Board of Trustees to eliminate certain sector/industry funds’ fundamental “invests primarily” policies and to modify the fundamental concentration policies for certain funds. The changes took effect on March 1, 2018, and do not impact how the funds are managed.

Fidelity Advisor® Consumer Discretionary Fund

Investment Summary (Unaudited)

Top Ten Stocks as of July 31, 2018

% of fund's net assets
Amazon.com, Inc.	19.4
Home Depot, Inc.	7.0
The Walt Disney Co.	3.8
Netflix, Inc.	3.8
McDonald's Corp.	3.6
Comcast Corp. Class A	3.1
Lowe's Companies, Inc.	2.9
Charter Communications, Inc. Class A	2.6
The Booking Holdings, Inc.	2.6
NIKE, Inc. Class B	2.3
51.1

Top Industries (% of fund's net assets)

As of July 31, 2018
Internet & Direct Marketing Retail	26.3%
Hotels, Restaurants & Leisure	21.9%
Specialty Retail	18.1%
Media	10.5%
Textiles, Apparel & Luxury Goods	5.4%
All Others*	17.8%

* Includes short-term investments and net other assets (liabilities).

Fidelity Advisor® Consumer Discretionary Fund

Schedule of Investments July 31, 2018

Showing Percentage of Net Assets

Common Stocks - 97.8%
	Shares	Value
Air Freight & Logistics - 0.1%
Air Freight & Logistics - 0.1%
XPO Logistics, Inc. (a)	3,500	$349,020
Auto Components - 0.2%
Auto Parts & Equipment - 0.2%
Aptiv PLC	7,300	715,911
Lear Corp.	1,000	180,130
Tenneco, Inc.	400	18,440
		914,481
Automobiles - 2.2%
Automobile Manufacturers - 2.2%
Ferrari NV (b)	5,100	676,362
General Motors Co.	52,300	1,982,693
Tesla, Inc. (a)	16,246	4,843,582
Thor Industries, Inc.	13,600	1,289,960
		8,792,597
Beverages - 0.7%
Distillers & Vintners - 0.5%
Constellation Brands, Inc. Class A (sub. vtg.)	10,500	2,207,415
Soft Drinks - 0.2%
Monster Beverage Corp. (a)	11,716	703,194

TOTAL BEVERAGES		2,910,609

Building Products - 0.1%
Building Products - 0.1%
Masco Corp.	11,900	479,927
Chemicals - 0.1%
Specialty Chemicals - 0.1%
Sherwin-Williams Co.	800	352,584
Commercial Services & Supplies - 0.2%
Diversified Support Services - 0.2%
Copart, Inc. (a)	12,688	728,164
Distributors - 0.6%
Distributors - 0.6%
LKQ Corp. (a)	54,597	1,830,091
Pool Corp.	4,151	636,141
		2,466,232
Diversified Consumer Services - 1.0%
Education Services - 0.6%
Adtalem Global Education, Inc. (a)	8,900	485,495
Grand Canyon Education, Inc. (a)	14,036	1,635,615
New Oriental Education & Technology Group, Inc. sponsored ADR	3,900	335,556
		2,456,666
Specialized Consumer Services - 0.4%
Service Corp. International	4,200	165,270
ServiceMaster Global Holdings, Inc. (a)	5,700	324,843
Weight Watchers International, Inc. (a)	14,443	1,293,082
		1,783,195

TOTAL DIVERSIFIED CONSUMER SERVICES		4,239,861

Electronic Equipment & Components - 0.1%
Electronic Equipment & Instruments - 0.1%
ADT, Inc. (b)	28,000	252,280
Food & Staples Retailing - 1.1%
Food Distributors - 0.7%
Performance Food Group Co. (a)	75,500	2,706,675
Hypermarkets & Super Centers - 0.4%
BJ's Wholesale Club Holdings, Inc.	28,700	711,473
Costco Wholesale Corp.	1,000	218,710
Walmart, Inc.	7,300	651,379
		1,581,562

TOTAL FOOD & STAPLES RETAILING		4,288,237

Health Care Providers & Services - 0.0%
Health Care Services - 0.0%
National Vision Holdings, Inc.	4,200	170,772
Hotels, Restaurants & Leisure - 21.9%
Casinos & Gaming - 3.3%
Boyd Gaming Corp.	17,100	638,685
Caesars Entertainment Corp. (a)	85,200	962,760
Churchill Downs, Inc.	1,600	457,520
Eldorado Resorts, Inc. (a)	49,191	2,107,834
Las Vegas Sands Corp.	73,680	5,297,592
Melco Crown Entertainment Ltd. sponsored ADR	8,800	227,568
MGM Mirage, Inc.	78,400	2,459,408
Penn National Gaming, Inc. (a)	28,796	922,912
PlayAGS, Inc. (a)	7,100	202,705
Wynn Resorts Ltd.	1,091	181,957
		13,458,941
Hotels, Resorts & Cruise Lines - 8.0%
Accor SA	4,800	247,416
Bluegreen Vacations Corp.	25,000	642,750
Carnival Corp.	53,500	3,169,340
Hilton Grand Vacations, Inc. (a)	46,300	1,601,517
Hilton Worldwide Holdings, Inc.	79,600	6,261,336
Hyatt Hotels Corp. Class A	11,100	868,353
Marriott International, Inc. Class A	50,575	6,465,508
Marriott Vacations Worldwide Corp.	19,600	2,334,556
Royal Caribbean Cruises Ltd.	60,900	6,867,084
Wyndham Destinations, Inc.	37,320	1,721,198
Wyndham Hotels & Resorts, Inc.	38,680	2,243,440
		32,422,498
Leisure Facilities - 1.5%
Cedar Fair LP (depositary unit)	8,900	508,546
Drive Shack, Inc. (a)	60,400	374,480
Planet Fitness, Inc. (a)	35,300	1,677,456
Vail Resorts, Inc.	12,240	3,388,889
		5,949,371
Restaurants - 9.1%
ARAMARK Holdings Corp.	45,800	1,841,618
Chipotle Mexican Grill, Inc. (a)	1,400	607,124
Compass Group PLC	10,100	217,345
Darden Restaurants, Inc.	16,161	1,728,257
Del Frisco's Restaurant Group, Inc. (a)	19,000	162,450
Dine Brands Global, Inc.	3,000	213,090
Domino's Pizza, Inc.	7,000	1,838,620
Dunkin' Brands Group, Inc.	20,000	1,392,600
Jack in the Box, Inc.	5,100	429,624
McDonald's Corp.	92,300	14,540,942
Papa John's International, Inc. (b)	8,200	344,072
Restaurant Brands International, Inc.	28,800	1,837,346
Ruth's Hospitality Group, Inc.	9,654	279,483
Shake Shack, Inc. Class A (a)	2,600	162,058
Starbucks Corp.	139,638	7,315,635
Texas Roadhouse, Inc. Class A	10,000	628,400
U.S. Foods Holding Corp. (a)	58,100	1,964,361
Wendy's Co.	10,900	181,812
Wingstop, Inc.	7,500	370,125
Yum! Brands, Inc.	13,000	1,030,770
		37,085,732

TOTAL HOTELS, RESTAURANTS & LEISURE		88,916,542

Household Durables - 2.6%
Home Furnishings - 0.2%
Mohawk Industries, Inc. (a)	5,000	941,800
Homebuilding - 2.3%
Cavco Industries, Inc. (a)	3,167	672,829
D.R. Horton, Inc.	70,000	3,059,000
Lennar Corp.:
Class A	45,700	2,388,739
Class B	446	19,267
LGI Homes, Inc. (a)(b)	3,000	155,070
New Home Co. LLC (a)	12,500	115,250
NVR, Inc. (a)	720	1,986,790
Taylor Morrison Home Corp. (a)	9,200	179,676
TRI Pointe Homes, Inc. (a)	41,500	588,055
		9,164,676
Household Appliances - 0.1%
Techtronic Industries Co. Ltd.	77,000	428,702

TOTAL HOUSEHOLD DURABLES		10,535,178

Internet & Direct Marketing Retail - 26.3%
Internet & Direct Marketing Retail - 26.3%
Amazon.com, Inc. (a)	44,258	78,665,942
Boohoo.Com PLC (a)	54,000	142,606
Liberty Interactive Corp. QVC Group Series A (a)	73,616	1,567,285
Netflix, Inc. (a)	44,970	15,175,127
Start Today Co. Ltd.	3,300	132,366
The Booking Holdings, Inc. (a)	5,190	10,529,057
Wayfair LLC Class A (a)	1,261	137,222
Zalando SE (a)	1,600	91,789
		106,441,394
Internet Software & Services - 0.7%
Internet Software & Services - 0.7%
2U, Inc. (a)	10,485	793,295
Alphabet, Inc. Class A (a)	1,600	1,963,552
MINDBODY, Inc. (a)	2,800	104,580
		2,861,427
IT Services - 0.4%
Data Processing & Outsourced Services - 0.4%
Adyen BV (c)	100	63,893
Global Payments, Inc.	4,400	495,308
PayPal Holdings, Inc. (a)	11,166	917,175
		1,476,376
Leisure Products - 0.5%
Leisure Products - 0.5%
Mattel, Inc. (b)	124,870	1,981,687
Media - 10.5%
Advertising - 0.0%
Interpublic Group of Companies, Inc.	4,500	101,475
Broadcasting - 0.2%
CBS Corp. Class B	13,619	717,313
Cable & Satellite - 5.9%
Charter Communications, Inc. Class A (a)	35,049	10,675,224
Comcast Corp. Class A	346,971	12,414,622
Naspers Ltd. Class N	3,300	812,500
		23,902,346
Movies & Entertainment - 4.4%
Cinemark Holdings, Inc.	37,700	1,354,184
Liberty Media Corp. Liberty Formula One Group Series C (a)	8,500	299,625
Lions Gate Entertainment Corp. Class B	1,800	41,166
Live Nation Entertainment, Inc. (a)	14,900	734,272
The Walt Disney Co.	135,006	15,331,281
		17,760,528

TOTAL MEDIA		42,481,662

Multiline Retail - 4.3%
Department Stores - 0.5%
Future Retail Ltd.	35,755	279,209
Macy's, Inc.	44,800	1,779,904
		2,059,113
General Merchandise Stores - 3.8%
B&M European Value Retail S.A.	71,554	387,600
Dollar General Corp.	50,700	4,976,205
Dollar Tree, Inc. (a)	96,560	8,813,997
Ollie's Bargain Outlet Holdings, Inc. (a)	4,600	319,700
Target Corp.	10,300	831,004
		15,328,506

TOTAL MULTILINE RETAIL		17,387,619

Personal Products - 0.0%
Personal Products - 0.0%
Estee Lauder Companies, Inc. Class A	1,100	148,434
Real Estate Management & Development - 0.1%
Real Estate Services - 0.1%
Redfin Corp. (b)	12,800	313,600
Software - 0.2%
Application Software - 0.1%
Adobe Systems, Inc. (a)	1,200	293,616
Home Entertainment Software - 0.1%
Activision Blizzard, Inc.	5,009	367,761

TOTAL SOFTWARE		661,377

Specialty Retail - 18.1%
Apparel Retail - 5.4%
Burlington Stores, Inc. (a)	45,400	6,937,574
Inditex SA	10,638	348,614
Ross Stores, Inc.	69,891	6,110,570
The Children's Place Retail Stores, Inc.	6,100	749,690
TJX Companies, Inc.	80,811	7,859,678
		22,006,126
Automotive Retail - 2.0%
AutoZone, Inc. (a)	4,300	3,033,779
Monro, Inc.	8,200	553,090
O'Reilly Automotive, Inc. (a)	15,397	4,711,482
		8,298,351
Computer & Electronics Retail - 0.1%
Best Buy Co., Inc.	5,100	382,653
Home Improvement Retail - 10.0%
Floor & Decor Holdings, Inc. Class A (a)	8,811	420,725
Home Depot, Inc.	143,920	28,427,078
Lowe's Companies, Inc.	116,400	11,563,176
		40,410,979
Specialty Stores - 0.6%
Five Below, Inc. (a)	500	48,580
Tiffany & Co., Inc.	3,100	426,436
Ulta Beauty, Inc. (a)	7,804	1,907,220
		2,382,236

TOTAL SPECIALTY RETAIL		73,480,345

Technology Hardware, Storage & Peripherals - 0.2%
Technology Hardware, Storage & Peripherals - 0.2%
Apple, Inc.	5,000	951,450
Textiles, Apparel & Luxury Goods - 5.4%
Apparel, Accessories & Luxury Goods - 3.1%
adidas AG	3,328	736,096
Canada Goose Holdings, Inc. (a)	5,600	321,445
Carter's, Inc.	9,600	1,006,368
G-III Apparel Group Ltd. (a)	8,993	410,980
Kering SA	1,378	734,782
lululemon athletica, Inc. (a)	2,200	263,890
LVMH Moet Hennessy - Louis Vuitton SA	3,399	1,184,511
Michael Kors Holdings Ltd. (a)	5,200	346,996
Prada SpA	64,300	305,974
PVH Corp.	37,599	5,772,198
Swatch Group AG (Bearer)	620	278,582
Tapestry, Inc.	15,200	716,224
VF Corp.	4,300	395,901
		12,473,947
Footwear - 2.3%
NIKE, Inc. Class B	123,534	9,501,000

TOTAL TEXTILES, APPAREL & LUXURY GOODS		21,974,947

Tobacco - 0.2%
Tobacco - 0.2%
Philip Morris International, Inc.	7,500	647,250
TOTAL COMMON STOCKS
(Cost $282,372,805)		396,204,052

Money Market Funds - 2.9%
Fidelity Cash Central Fund, 1.96% (d)	8,039,106	8,040,714
Fidelity Securities Lending Cash Central Fund 1.97% (d)(e)	3,545,503	3,545,857
TOTAL MONEY MARKET FUNDS
(Cost $11,586,571)		11,586,571
TOTAL INVESTMENT IN SECURITIES - 100.7%
(Cost $293,959,376)		407,790,623
NET OTHER ASSETS (LIABILITIES) - (0.7)%		(2,736,216)
NET ASSETS - 100%		$405,054,407

Legend

 (a) Non-income producing

 (b) Security or a portion of the security is on loan at period end.

 (c) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $63,893 or 0.0% of net assets.

 (d) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

 (e) Investment made with cash collateral received from securities on loan.

Affiliated Central Funds

Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:

Fund	Income earned
Fidelity Cash Central Fund	$44,798
Fidelity Securities Lending Cash Central Fund	25,270
Total	$70,068

Amounts in the income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line-item in the Statement of Operations if applicable.

Investment Valuation

The following is a summary of the inputs used, as of July 31, 2018, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

	Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Common Stocks	$396,204,052	$394,670,927	$1,533,125	$--
Money Market Funds	11,586,571	11,586,571	--	--
Total Investments in Securities:	$407,790,623	$406,257,498	$1,533,125	$--

See accompanying notes which are an integral part of the financial statements.

Fidelity Advisor® Consumer Discretionary Fund

Financial Statements

Statement of Assets and Liabilities

		July 31, 2018
Assets
Investment in securities, at value (including securities loaned of $3,456,906) — See accompanying schedule: Unaffiliated issuers (cost $282,372,805)	$396,204,052
Fidelity Central Funds (cost $11,586,571)	11,586,571
Total Investment in Securities (cost $293,959,376)		$407,790,623
Receivable for fund shares sold		1,778,663
Dividends receivable		100,173
Distributions receivable from Fidelity Central Funds		8,308
Prepaid expenses		3,664
Other receivables		5,478
Total assets		409,686,909
Liabilities
Payable to custodian bank	$1,633
Payable for investments purchased	171,026
Payable for fund shares redeemed	517,483
Accrued management fee	178,172
Distribution and service plan fees payable	103,165
Other affiliated payables	75,525
Other payables and accrued expenses	41,343
Collateral on securities loaned	3,544,155
Total liabilities		4,632,502
Net Assets		$405,054,407
Net Assets consist of:
Paid in capital		$288,288,033
Distributions in excess of net investment income		(96,301)
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		3,032,342
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		113,830,333
Net Assets		$405,054,407
Calculation of Maximum Offering Price
Class A:
Net Asset Value and redemption price per share ($146,605,198 ÷ 5,195,466 shares)		$28.22
Maximum offering price per share (100/94.25 of $28.22)		$29.94
Class M:
Net Asset Value and redemption price per share ($34,621,944 ÷ 1,313,203 shares)		$26.36
Maximum offering price per share (100/96.50 of $26.36)		$27.32
Class C:
Net Asset Value and offering price per share ($71,116,446 ÷ 3,105,582 shares)(a)		$22.90
Class I:
Net Asset Value, offering price and redemption price per share ($152,710,819 ÷ 5,020,762 shares)		$30.42

 (a) Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

		Year ended July 31, 2018
Investment Income
Dividends		$3,203,460
Interest		869
Income from Fidelity Central Funds (including $25,270 from security lending)		70,068
Total income		3,274,397
Expenses
Management fee	$1,718,416
Transfer agent fees	635,260
Distribution and service plan fees	1,074,238
Accounting and security lending fees	124,180
Custodian fees and expenses	15,993
Independent trustees' fees and expenses	4,140
Registration fees	87,481
Audit	53,604
Legal	3,896
Miscellaneous	80,275
Total expenses before reductions	3,797,483
Expense reductions	(12,887)
Total expenses after reductions		3,784,596
Net investment income (loss)		(510,199)
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	5,172,748
Fidelity Central Funds	456
Foreign currency transactions	(13,363)
Total net realized gain (loss)		5,159,841
Change in net unrealized appreciation (depreciation) on:
Investment securities:
Unaffiliated issuers	58,200,769
Fidelity Central Funds	(201)
Assets and liabilities in foreign currencies	(988)
Total change in net unrealized appreciation (depreciation)		58,199,580
Net gain (loss)		63,359,421
Net increase (decrease) in net assets resulting from operations		$62,849,222

See accompanying notes which are an integral part of the financial statements.

Statement of Changes in Net Assets

	Year ended July 31, 2018	Year ended July 31, 2017
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$(510,199)	$423,702
Net realized gain (loss)	5,159,841	13,394,770
Change in net unrealized appreciation (depreciation)	58,199,580	11,650,274
Net increase (decrease) in net assets resulting from operations	62,849,222	25,468,746
Distributions to shareholders from net investment income	–	(1,067,067)
Share transactions - net increase (decrease)	64,351,041	(62,438,702)
Redemption fees	–	5,343
Total increase (decrease) in net assets	127,200,263	(38,031,680)
Net Assets
Beginning of period	277,854,144	315,885,824
End of period	$405,054,407	$277,854,144
Other Information
Distributions in excess of net investment income end of period	$(96,301)	$(1)

See accompanying notes which are an integral part of the financial statements.

Financial Highlights

Fidelity Advisor Consumer Discretionary Fund Class A

Years ended July 31,	2018	2017	2016	2015	2014
Selected Per–Share Data
Net asset value, beginning of period	$22.92	$20.94	$21.51	$19.75	$19.59
Income from Investment Operations
Net investment income (loss)A	(.02)	.06	.10B	.05	(.04)
Net realized and unrealized gain (loss)	5.32	2.01	(.21)	3.99	1.75
Total from investment operations	5.30	2.07	(.11)	4.04	1.71
Distributions from net investment income	–	(.09)	(.02)	–	–
Distributions from net realized gain	–	–	(.44)	(2.28)	(1.55)
Total distributions	–	(.09)	(.46)	(2.28)	(1.55)
Redemption fees added to paid in capitalA	–	–C	–C	–C	–C
Net asset value, end of period	$28.22	$22.92	$20.94	$21.51	$19.75
Total ReturnD,E	23.12%	9.93%	(.38)%	22.26%	9.28%
Ratios to Average Net AssetsF,G
Expenses before reductions	1.12%	1.10%	1.10%	1.15%	1.20%
Expenses net of fee waivers, if any	1.12%	1.10%	1.10%	1.15%	1.20%
Expenses net of all reductions	1.11%	1.10%	1.09%	1.14%	1.19%
Net investment income (loss)	(.08)%	.26%	.49%B	.27%	(.21)%
Supplemental Data
Net assets, end of period (000 omitted)	$146,605	$109,303	$144,578	$115,027	$59,089
Portfolio turnover rateH	60%	47%	59%	71%	171%

 A Calculated based on average shares outstanding during the period.

 B Net investment income per share reflects a large, non-recurring dividend which amounted to $.03 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been .33%.

 C Amount represents less than $.005 per share.

 D Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 E Total returns do not include the effect of the sales charges.

 F Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 H Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Fidelity Advisor Consumer Discretionary Fund Class M

Years ended July 31,	2018	2017	2016	2015	2014
Selected Per–Share Data
Net asset value, beginning of period	$21.47	$19.66	$20.26	$18.75	$18.68
Income from Investment Operations
Net investment income (loss)A	(.08)	–B	.03C	(.01)	(.10)
Net realized and unrealized gain (loss)	4.97	1.89	(.19)	3.77	1.67
Total from investment operations	4.89	1.89	(.16)	3.76	1.57
Distributions from net investment income	–	(.08)	–	–	–
Distributions from net realized gain	–	–	(.44)	(2.25)	(1.50)
Total distributions	–	(.08)	(.44)	(2.25)	(1.50)
Redemption fees added to paid in capitalA	–	–B	–B	–B	–B
Net asset value, end of period	$26.36	$21.47	$19.66	$20.26	$18.75
Total ReturnD,E	22.78%	9.62%	(.68)%	21.92%	8.94%
Ratios to Average Net AssetsF,G
Expenses before reductions	1.38%	1.39%	1.40%	1.46%	1.50%
Expenses net of fee waivers, if any	1.38%	1.39%	1.40%	1.45%	1.50%
Expenses net of all reductions	1.38%	1.39%	1.39%	1.45%	1.49%
Net investment income (loss)	(.35)%	(.02)%	.19%C	(.03)%	(.51)%
Supplemental Data
Net assets, end of period (000 omitted)	$34,622	$26,398	$28,259	$25,948	$18,779
Portfolio turnover rateH	60%	47%	59%	71%	171%

 A Calculated based on average shares outstanding during the period.

 B Amount represents less than $.005 per share.

 C Net investment income per share reflects a large, non-recurring dividend which amounted to $.03 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been .03%.

 D Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 E Total returns do not include the effect of the sales charges.

 F Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 H Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Fidelity Advisor Consumer Discretionary Fund Class C

Years ended July 31,	2018	2017	2016	2015	2014
Selected Per–Share Data
Net asset value, beginning of period	$18.74	$17.18	$17.84	$16.79	$16.90
Income from Investment Operations
Net investment income (loss)A	(.17)	(.09)	(.04)B	(.08)	(.16)
Net realized and unrealized gain (loss)	4.33	1.65	(.18)	3.34	1.49
Total from investment operations	4.16	1.56	(.22)	3.26	1.33
Distributions from net investment income	–	–	–	–	–
Distributions from net realized gain	–	–	(.44)	(2.21)	(1.44)
Total distributions	–	–	(.44)	(2.21)	(1.44)
Redemption fees added to paid in capitalA	–	–C	–C	–C	–C
Net asset value, end of period	$22.90	$18.74	$17.18	$17.84	$16.79
Total ReturnD,E	22.20%	9.08%	(1.11)%	21.37%	8.44%
Ratios to Average Net AssetsF,G
Expenses before reductions	1.87%	1.85%	1.86%	1.91%	1.97%
Expenses net of fee waivers, if any	1.87%	1.85%	1.86%	1.91%	1.97%
Expenses net of all reductions	1.86%	1.85%	1.85%	1.90%	1.96%
Net investment income (loss)	(.83)%	(.49)%	(.27)%B	(.49)%	(.97)%
Supplemental Data
Net assets, end of period (000 omitted)	$71,116	$59,958	$67,306	$43,999	$20,726
Portfolio turnover rateH	60%	47%	59%	71%	171%

 A Calculated based on average shares outstanding during the period.

 B Net investment income per share reflects a large, non-recurring dividend which amounted to $.03 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been (.42) %.

 C Amount represents less than $.005 per share.

 D Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 E Total returns do not include the effect of the contingent deferred sales charge.

 F Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 H Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Fidelity Advisor Consumer Discretionary Fund Class I

Years ended July 31,	2018	2017	2016	2015	2014
Selected Per–Share Data
Net asset value, beginning of period	$24.64	$22.48	$23.06	$21.00	$20.72
Income from Investment Operations
Net investment income (loss)A	.06	.12	.16B	.12	.02
Net realized and unrealized gain (loss)	5.72	2.18	(.22)	4.26	1.85
Total from investment operations	5.78	2.30	(.06)	4.38	1.87
Distributions from net investment income	–	(.14)	(.08)	–	–
Distributions from net realized gain	–	–	(.44)	(2.32)	(1.59)
Total distributions	–	(.14)	(.52)	(2.32)	(1.59)
Redemption fees added to paid in capitalA	–	–C	–C	–C	–C
Net asset value, end of period	$30.42	$24.64	$22.48	$23.06	$21.00
Total ReturnD	23.46%	10.27%	(.13)%	22.60%	9.61%
Ratios to Average Net AssetsE,F
Expenses before reductions	.84%	.83%	.84%	.87%	.91%
Expenses net of fee waivers, if any	.83%	.83%	.84%	.87%	.91%
Expenses net of all reductions	.83%	.83%	.83%	.87%	.91%
Net investment income (loss)	.20%	.54%	.75%B	.55%	.08%
Supplemental Data
Net assets, end of period (000 omitted)	$152,711	$82,195	$75,742	$48,329	$21,708
Portfolio turnover rateG	60%	47%	59%	71%	171%

 A Calculated based on average shares outstanding during the period.

 B Net investment income per share reflects a large, non-recurring dividend which amounted to $.03 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been .60%.

 C Amount represents less than $.005 per share.

 D Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 E Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 G Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Fidelity Advisor® Energy Fund

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The hypothetical investment and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund’s total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

For the periods ended July 31, 2018	Past 1 year	Past 5 years	Past 10 years
Class A (incl. 5.75% sales charge)	16.94%	(0.29)%	(0.41)%
Class M (incl. 3.50% sales charge)	19.42%	(0.07)%	(0.41)%
Class C (incl. contingent deferred sales charge)	22.16%	0.16%	(0.55)%
Class I	24.43%	1.18%	0.47%

 Class C shares' contingent deferred sales charges included in the past one year, past five years and past ten years total return figures are 1%, 0% and 0%, respectively.

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity Advisor® Energy Fund - Class A on July 31, 2008, and the current 5.75% sales charge was paid.

The chart shows how the value of your investment would have changed, and also shows how the S&P 500® Index performed over the same period.

Period Ending Values
$9,600	Fidelity Advisor® Energy Fund - Class A
$27,551	S&P 500® Index

Fidelity Advisor® Energy Fund

Management's Discussion of Fund Performance

Market Recap:  The U.S. equity bellwether S&P 500® index gained 16.24% for the 12 months ending July 31, 2018, despite a resurgence in volatility that challenged the multiyear bull market. Stocks maintained their steady growth until a sharp reversal in February, as volatility spiked amid fear that rising inflation and the potential for the economy to overheat would prompt the U.S. Federal Reserve to pick up the pace of interest rate hikes. The index posted its first negative monthly result since October 2016, and then lost further ground in March on fear of a global trade war. The market stabilized in April and turned upward through mid-June, when escalating trade tension between the U.S. and China soured investor sentiment. The resulting uncertainty lingered into July, but strong corporate earnings helped the S&P 500 rise 3.72% that month to cap the period. For the full one-year period, growth handily topped value, while small-caps bested large-caps. By sector, information technology (+28%) led the way, boosted by strong earnings growth from several major index constituents. Consumer discretionary rose roughly 24%, driven by retailers (+49%). Energy (+20%) gained alongside higher oil prices. Laggards were telecommunication services (-2%), consumer staples (0%) and utilities (+3%), defensive groups that struggled amid rising interest rates and a general preference for risk. Real estate (+5%) fared a bit better but still lagged, as did financials, industrials, health care (each up 13%) and materials (+11%).

Comments from Portfolio Manager John Dowd:  For the fiscal year, the fund's share classes (excluding sales charges, if applicable) gained roughly 23% to 24%, outpacing the 20.93% return of the MSCI U.S. IMI Energy 25/50 Index, as well as the broad-market S&P 500 index. Versus the MSCI sector index, positioning in the integrated oil & gas and oil & gas exploration & production (E&P) industries contributed most. Here, our long-standing strategy of overweighting the E&P group worked out well, as we favored companies in this strong industry given what we believe are more-attractive long-term growth prospects relative to integrated oil & gas companies, a group that lagged the sector and in which the fund was significantly underweighted the past year. Stock selection in oil & gas refining & marketing also contributed to the fund's relative result. The top individual relative contributor by a wide margin was a sizable underweighting in integrated oil & gas company Exxon Mobil, which significantly lagged the MSCI sector index this period. A large position in refining firm Delek US Holdings also added value, as crude-oil pipeline bottlenecks in the Permian Basin of Texas helped contain oil prices, boosting the company's profit margins. Conversely, stock selection in oil & gas drilling held back the fund's return versus the sector index. The biggest individual relative detractor was a large underweighting in E&P company ConocoPhillips, which rallied on improving operational excellence and shareholder-friendly capital-allocation policies. Untimely ownership of refining firm Valero Energy also detracted. I bought this stock in January, and therefore missed out on its strong gain earlier in the period. Valero was an overweighting and among our largest holdings as of July 31.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Fidelity Advisor® Energy Fund

Investment Summary (Unaudited)

Top Ten Stocks as of July 31, 2018

% of fund's net assets
Chevron Corp.	8.6
EOG Resources, Inc.	7.2
Valero Energy Corp.	4.8
Delek U.S. Holdings, Inc.	4.8
Phillips 66 Co.	4.3
Pioneer Natural Resources Co.	4.2
Anadarko Petroleum Corp.	3.9
Occidental Petroleum Corp.	3.5
Baker Hughes, a GE Co. Class A	3.4
Diamondback Energy, Inc.	3.3
48.0

Top Industries (% of fund's net assets)

As of July 31, 2018
Oil, Gas & Consumable Fuels	86.3%
Energy Equipment & Services	9.8%
Chemicals	1.5%
Machinery	0.5%
Diversified Consumer Services	0.4%
All Others*	1.5%

* Includes short-term investments and net other assets (liabilities).

Fidelity Advisor® Energy Fund

Schedule of Investments July 31, 2018

Showing Percentage of Net Assets

Common Stocks - 99.1%
	Shares	Value
Capital Markets - 0.3%
Investment Banking & Brokerage - 0.3%
TPG Pace Energy Holdings Corp. (a)	232,200	$2,856,060
Chemicals - 1.5%
Commodity Chemicals - 1.5%
LG Chemical Ltd.	5,775	1,944,933
LyondellBasell Industries NV Class A	110,500	12,242,295
		14,187,228
Diversified Consumer Services - 0.4%
Specialized Consumer Services - 0.4%
Berry Petroleum Corp.	326,300	4,486,625
Energy Equipment & Services - 9.8%
Oil & Gas Drilling - 1.7%
Nabors Industries Ltd.	681,252	4,073,887
Odfjell Drilling Ltd.	564,256	2,168,712
Precision Drilling Corp. (a)	899,100	3,255,380
Shelf Drilling Ltd. (a)(b)	656,169	4,823,536
Trinidad Drilling Ltd. (a)	843,400	1,011,419
Xtreme Drilling & Coil Services Corp. (a)	975,802	1,485,250
		16,818,184
Oil & Gas Equipment & Services - 8.1%
Baker Hughes, a GE Co. Class A	943,800	32,636,604
Dril-Quip, Inc. (a)	60,191	3,102,846
Halliburton Co.	455,600	19,326,552
Liberty Oilfield Services, Inc. Class A (c)	199,800	3,916,080
NCS Multistage Holdings, Inc. (a)	113,069	1,793,274
RigNet, Inc. (a)	274,950	3,381,885
Schlumberger Ltd.	173,018	11,682,175
Smart Sand, Inc. (a)(c)	113,800	660,040
TechnipFMC PLC	59,400	1,933,470
		78,432,926

TOTAL ENERGY EQUIPMENT & SERVICES		95,251,110

Gas Utilities - 0.2%
Gas Utilities - 0.2%
Indraprastha Gas Ltd.	411,560	1,827,252
Machinery - 0.5%
Industrial Machinery - 0.5%
Cactus, Inc. (a)	58,400	1,910,848
Gardner Denver Holdings, Inc. (a)	73,700	2,108,557
ProPetro Holding Corp. (a)	38,800	637,872
		4,657,277
Oil, Gas & Consumable Fuels - 86.3%
Coal & Consumable Fuels - 0.2%
Peabody Energy Corp.	57,500	2,443,175
Integrated Oil & Gas - 17.5%
Cenovus Energy, Inc.	2,500	25,080
Chevron Corp.	656,209	82,859,513
Exxon Mobil Corp.	374,361	30,514,165
Occidental Petroleum Corp.	405,800	34,058,794
Suncor Energy, Inc.	530,400	22,335,636
		169,793,188
Oil & Gas Exploration & Production - 46.2%
Aker Bp ASA	25,500	911,624
Anadarko Petroleum Corp.	518,883	37,956,291
Cabot Oil & Gas Corp.	837,400	19,678,900
California Resources Corp. (a)	46,898	1,707,556
Centennial Resource Development, Inc.:
Class A (a)	45,200	811,792
Class A (a)	315,300	5,662,788
Concho Resources, Inc. (a)	191,872	27,984,531
ConocoPhillips Co.	162,300	11,713,191
Continental Resources, Inc. (a)	420,900	26,882,883
Denbury Resources, Inc. (a)	629,400	2,838,594
Devon Energy Corp.	622,100	28,000,721
Diamondback Energy, Inc.	245,700	32,420,115
Encana Corp.	2,020,400	27,878,833
EOG Resources, Inc.	542,986	70,012,615
Extraction Oil & Gas, Inc. (a)	381,662	5,770,729
Gran Tierra Energy, Inc. (U.S.) (a)	905,400	3,014,982
Hess Corp.	188,700	12,384,381
Magnolia Oil & Gas Corp. (d)	424,000	4,693,680
Noble Energy, Inc.	384,500	13,876,605
Parex Resources, Inc. (a)	492,100	8,685,564
Parsley Energy, Inc. Class A (a)	681,200	21,410,116
PDC Energy, Inc. (a)	135,388	8,526,736
Penn Virginia Corp. (a)	10,300	870,556
Pioneer Natural Resources Co.	216,016	40,885,348
Ring Energy, Inc. (a)	178,932	2,211,600
Viper Energy Partners LP	381,800	12,209,964
W&T Offshore, Inc. (a)	111,600	774,504
Whiting Petroleum Corp. (a)	267,600	13,286,340
WPX Energy, Inc. (a)	215,421	4,043,452
		447,104,991
Oil & Gas Refining & Marketing - 18.6%
Andeavor	123,600	18,547,416
Delek U.S. Holdings, Inc.	861,900	45,956,508
HollyFrontier Corp.	102,800	7,666,824
Marathon Petroleum Corp.	177,500	14,347,325
Phillips 66 Co.	340,118	41,950,154
Reliance Industries Ltd.	290,335	5,029,759
Valero Energy Corp.	390,500	46,215,675
		179,713,661
Oil & Gas Storage & Transport - 3.8%
Cheniere Energy, Inc. (a)	177,400	11,264,900
Enterprise Products Partners LP	268,800	7,795,200
Euronav NV	444,980	3,760,081
Golar LNG Ltd.	196,500	5,110,965
Noble Midstream Partners LP (a)(d)	48,372	2,566,135
Teekay LNG Partners LP	38,300	612,800
The Williams Companies, Inc.	200,500	5,964,875
		37,074,956

TOTAL OIL, GAS & CONSUMABLE FUELS		836,129,971

Semiconductors & Semiconductor Equipment - 0.1%
Semiconductor Equipment - 0.1%
SolarEdge Technologies, Inc. (a)	12,000	639,000
TOTAL COMMON STOCKS
(Cost $737,316,945)		960,034,523

Money Market Funds - 1.5%
Fidelity Cash Central Fund, 1.96% (e)	10,083,538	10,085,555
Fidelity Securities Lending Cash Central Fund 1.97% (e)(f)	4,093,070	4,093,479
TOTAL MONEY MARKET FUNDS
(Cost $14,179,034)		14,179,034
TOTAL INVESTMENT IN SECURITIES - 100.6%
(Cost $751,495,979)		974,213,557
NET OTHER ASSETS (LIABILITIES) - (0.6)%		(5,595,295)
NET ASSETS - 100%		$968,618,262

Legend

 (a) Non-income producing

 (b) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $4,823,536 or 0.5% of net assets.

 (c) Security or a portion of the security is on loan at period end.

 (d) Restricted securities - Investment in securities not registered under the Securities Act of 1933 (excluding 144A issues). At the end of the period, the value of restricted securities (excluding 144A issues) amounted to $7,259,815 or 0.7% of net assets.

 (e) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

 (f) Investment made with cash collateral received from securities on loan.

Additional information on each restricted holding is as follows:

Security	Acquisition Date	Acquisition Cost
Magnolia Oil & Gas Corp.	7/30/18	$4,240,000
Noble Midstream Partners LP	6/21/17	$1,956,647

Affiliated Central Funds

Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:

Fund	Income earned
Fidelity Cash Central Fund	$90,192
Fidelity Securities Lending Cash Central Fund	96,644
Total	$186,836

Amounts in the income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line-item in the Statement of Operations if applicable.

Investment Valuation

The following is a summary of the inputs used, as of July 31, 2018, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

	Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Common Stocks	$960,034,523	$955,340,843	$4,693,680	$--
Money Market Funds	14,179,034	14,179,034	--	--
Total Investments in Securities:	$974,213,557	$969,519,877	$4,693,680	$--

Other Information

Distribution of investments by country or territory of incorporation, as a percentage of Total Net Assets, is as follows (Unaudited):

United States of America	87.5%
Canada	6.7%
Netherlands	1.3%
Curacao	1.2%
Bermuda	1.1%
Others (Individually Less Than 1%)	2.2%
100.0%

See accompanying notes which are an integral part of the financial statements.

Fidelity Advisor® Energy Fund

Financial Statements

Statement of Assets and Liabilities

		July 31, 2018
Assets
Investment in securities, at value (including securities loaned of $4,132,414) — See accompanying schedule: Unaffiliated issuers (cost $737,316,945)	$960,034,523
Fidelity Central Funds (cost $14,179,034)	14,179,034
Total Investment in Securities (cost $751,495,979)		$974,213,557
Foreign currency held at value (cost $1,483,565)		1,483,565
Receivable for investments sold		2,095,411
Receivable for fund shares sold		1,330,859
Dividends receivable		161,840
Distributions receivable from Fidelity Central Funds		26,254
Prepaid expenses		8,899
Other receivables		155,889
Total assets		979,476,274
Liabilities
Payable for investments purchased	$4,350,189
Payable for fund shares redeemed	949,886
Accrued management fee	426,311
Distribution and service plan fees payable	260,784
Other affiliated payables	195,809
Other payables and accrued expenses	588,675
Collateral on securities loaned	4,086,358
Total liabilities		10,858,012
Net Assets		$968,618,262
Net Assets consist of:
Paid in capital		$919,827,305
Distributions in excess of net investment income		(558,139)
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(172,888,651)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		222,237,747
Net Assets		$968,618,262
Calculation of Maximum Offering Price
Class A:
Net Asset Value and redemption price per share ($278,555,031 ÷ 7,424,364 shares)		$37.52
Maximum offering price per share (100/94.25 of $37.52)		$39.81
Class M:
Net Asset Value and redemption price per share ($136,827,845 ÷ 3,566,793 shares)		$38.36
Maximum offering price per share (100/96.50 of $38.36)		$39.75
Class C:
Net Asset Value and offering price per share ($179,521,360 ÷ 5,219,677 shares)(a)		$34.39
Class I:
Net Asset Value, offering price and redemption price per share ($373,714,026 ÷ 9,444,351 shares)		$39.57

 (a) Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

		Year ended July 31, 2018
Investment Income
Dividends		$12,913,218
Income from Fidelity Central Funds (including $96,644 from security lending)		186,836
Total income		13,100,054
Expenses
Management fee	$4,852,020
Transfer agent fees	1,978,278
Distribution and service plan fees	3,247,518
Accounting and security lending fees	308,824
Custodian fees and expenses	32,412
Independent trustees' fees and expenses	12,788
Registration fees	105,331
Audit	52,130
Legal	13,043
Interest	1,570
Miscellaneous	238,275
Total expenses before reductions	10,842,189
Expense reductions	(66,841)
Total expenses after reductions		10,775,348
Net investment income (loss)		2,324,706
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	(1,405,158)
Fidelity Central Funds	4,741
Foreign currency transactions	(69,532)
Total net realized gain (loss)		(1,469,949)
Change in net unrealized appreciation (depreciation) on:
Investment securities:
Unaffiliated issuers (net of increase in deferred foreign taxes of $117,069)	188,030,149
Fidelity Central Funds	(1,394)
Assets and liabilities in foreign currencies	(5,040)
Total change in net unrealized appreciation (depreciation)		188,023,715
Net gain (loss)		186,553,766
Net increase (decrease) in net assets resulting from operations		$188,878,472

See accompanying notes which are an integral part of the financial statements.

Statement of Changes in Net Assets

	Year ended July 31, 2018	Year ended July 31, 2017
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$2,324,706	$10,286,493
Net realized gain (loss)	(1,469,949)	14,559,379
Change in net unrealized appreciation (depreciation)	188,023,715	(43,915,461)
Net increase (decrease) in net assets resulting from operations	188,878,472	(19,069,589)
Distributions to shareholders from net investment income	(11,701,838)	(574,320)
Distributions to shareholders from net realized gain	(106,751)	(1,566,619)
Total distributions	(11,808,589)	(2,140,939)
Share transactions - net increase (decrease)	(101,270,438)	(24,365,448)
Redemption fees	–	21,760
Total increase (decrease) in net assets	75,799,445	(45,554,216)
Net Assets
Beginning of period	892,818,817	938,373,033
End of period	$968,618,262	$892,818,817
Other Information
Undistributed net investment income end of period	$–	$9,122,175
Distributions in excess of net investment income end of period	$(558,139)	$–

See accompanying notes which are an integral part of the financial statements.

Financial Highlights

Fidelity Advisor Energy Fund Class A

Years ended July 31,	2018	2017	2016	2015	2014
Selected Per–Share Data
Net asset value, beginning of period	$30.70	$31.12	$30.96	$45.71	$40.59
Income from Investment Operations
Net investment income (loss)A	.12	.38B	.16	.28	.15
Net realized and unrealized gain (loss)	7.18	(.72)	.20	(12.89)	7.06
Total from investment operations	7.30	(.34)	.36	(12.61)	7.21
Distributions from net investment income	(.48)	–	(.20)	(.18)C	(.17)
Distributions from net realized gain	–D	(.08)	–	(1.96)C	(1.93)
Total distributions	(.48)	(.08)	(.20)	(2.14)	(2.09)E
Redemption fees added to paid in capitalA	–	–D	–D	–D	–D
Net asset value, end of period	$37.52	$30.70	$31.12	$30.96	$45.71
Total ReturnF,G	24.07%	(1.14)%	1.25%	(28.92)%	18.46%
Ratios to Average Net AssetsH,I
Expenses before reductions	1.11%	1.09%	1.12%	1.12%	1.12%
Expenses net of fee waivers, if any	1.11%	1.09%	1.12%	1.12%	1.12%
Expenses net of all reductions	1.10%	1.08%	1.11%	1.11%	1.12%
Net investment income (loss)	.36%	1.15%B	.54%	.76%	.36%
Supplemental Data
Net assets, end of period (000 omitted)	$278,555	$277,378	$347,885	$292,288	$369,400
Portfolio turnover rateJ	56%	90%	85%	61%	112%

 A Calculated based on average shares outstanding during the period.

 B Net investment income per share reflects a large, non-recurring dividend which amounted to $.35 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been .11%.

 C The amounts shown reflect certain reclassifications related to book to tax differences that were made in the year shown.

 D Amount represents less than $.005 per share.

 E Total distributions of $2.09 per share is comprised of distributions from net investment income of $.165 and distributions from net realized gain of $1.929 per share.

 F Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 G Total returns do not include the effect of the sales charges.

 H Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 J Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Fidelity Advisor Energy Fund Class M

Years ended July 31,	2018	2017	2016	2015	2014
Selected Per–Share Data
Net asset value, beginning of period	$31.37	$31.82	$31.63	$46.64	$41.38
Income from Investment Operations
Net investment income (loss)A	.03	.30B	.08	.20	.06
Net realized and unrealized gain (loss)	7.35	(.75)	.22	(13.18)	7.21
Total from investment operations	7.38	(.45)	.30	(12.98)	7.27
Distributions from net investment income	(.39)	–	(.11)	(.08)C	(.08)
Distributions from net realized gain	–D	–	–	(1.95)C	(1.93)
Total distributions	(.39)	–	(.11)	(2.03)	(2.01)
Redemption fees added to paid in capitalA	–	–D	–D	–D	–D
Net asset value, end of period	$38.36	$31.37	$31.82	$31.63	$46.64
Total ReturnE,F	23.75%	(1.41)%	.98%	(29.09)%	18.19%
Ratios to Average Net AssetsG,H
Expenses before reductions	1.38%	1.36%	1.38%	1.36%	1.34%
Expenses net of fee waivers, if any	1.38%	1.36%	1.38%	1.35%	1.34%
Expenses net of all reductions	1.37%	1.35%	1.37%	1.35%	1.34%
Net investment income (loss)	.09%	.88%B	.28%	.52%	.14%
Supplemental Data
Net assets, end of period (000 omitted)	$136,828	$125,951	$155,856	$164,848	$245,828
Portfolio turnover rateI	56%	90%	85%	61%	112%

 A Calculated based on average shares outstanding during the period.

 B Net investment income per share reflects a large, non-recurring dividend which amounted to $.35 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been (.16) %.

 C The amounts shown reflect certain reclassifications related to book to tax differences that were made in the year shown.

 D Amount represents less than $.005 per share.

 E Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 F Total returns do not include the effect of the sales charges.

 G Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 I Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Fidelity Advisor Energy Fund Class C

Years ended July 31,	2018	2017	2016	2015	2014
Selected Per–Share Data
Net asset value, beginning of period	$28.16	$28.69	$28.58	$42.40	$37.92
Income from Investment Operations
Net investment income (loss)A	(.11)	.13B	(.05)	.01	(.15)
Net realized and unrealized gain (loss)	6.59	(.66)	.19	(11.93)	6.57
Total from investment operations	6.48	(.53)	.14	(11.92)	6.42
Distributions from net investment income	(.24)	–	(.03)	(.03)C	(.01)
Distributions from net realized gain	–D	–	–	(1.88)C	(1.93)
Total distributions	(.25)E	–	(.03)	(1.90)F	(1.94)
Redemption fees added to paid in capitalA	–	–D	–D	–D	–D
Net asset value, end of period	$34.39	$28.16	$28.69	$28.58	$42.40
Total ReturnG,H	23.16%	(1.85)%	.52%	(29.44)%	17.57%
Ratios to Average Net AssetsI,J
Expenses before reductions	1.84%	1.82%	1.84%	1.85%	1.86%
Expenses net of fee waivers, if any	1.83%	1.81%	1.84%	1.85%	1.86%
Expenses net of all reductions	1.83%	1.80%	1.83%	1.85%	1.86%
Net investment income (loss)	(.37)%	.42%B	(.18)%	.02%	(.38)%
Supplemental Data
Net assets, end of period (000 omitted)	$179,521	$212,105	$240,949	$162,322	$130,881
Portfolio turnover rateK	56%	90%	85%	61%	112%

 A Calculated based on average shares outstanding during the period.

 B Net investment income per share reflects a large, non-recurring dividend which amounted to $.32 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been (.62) %.

 C The amounts shown reflect certain reclassifications related to book to tax differences that were made in the year shown.

 D Amount represents less than $.005 per share.

 E Total distributions of $.25 per share is comprised of distributions from net investment income of $.244 and distributions from net realized gain of $.004 per share.

 F Total distributions of $1.90 per share is comprised of distributions from net investment income of $.027 and distributions from net realized gain of $1.877 per share.

 G Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 H Total returns do not include the effect of the contingent deferred sales charge.

 I Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 J Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 K Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Fidelity Advisor Energy Fund Class I

Years ended July 31,	2018	2017	2016	2015	2014
Selected Per–Share Data
Net asset value, beginning of period	$32.36	$32.78	$32.62	$48.05	$42.55
Income from Investment Operations
Net investment income (loss)A	.23	.50B	.25	.39	.28
Net realized and unrealized gain (loss)	7.57	(.75)	.20	(13.56)	7.42
Total from investment operations	7.80	(.25)	.45	(13.17)	7.70
Distributions from net investment income	(.58)	(.08)	(.29)	(.30)C	(.27)
Distributions from net realized gain	–D	(.09)	–	(1.96)C	(1.93)
Total distributions	(.59)E	(.17)	(.29)	(2.26)	(2.20)
Redemption fees added to paid in capitalA	–	–D	–D	–D	–D
Net asset value, end of period	$39.57	$32.36	$32.78	$32.62	$48.05
Total ReturnF	24.43%	(.86)%	1.50%	(28.73)%	18.80%
Ratios to Average Net AssetsG,H
Expenses before reductions	.83%	.81%	.85%	.85%	.85%
Expenses net of fee waivers, if any	.83%	.81%	.85%	.85%	.85%
Expenses net of all reductions	.82%	.80%	.83%	.85%	.85%
Net investment income (loss)	.64%	1.43%B	.82%	1.02%	.63%
Supplemental Data
Net assets, end of period (000 omitted)	$373,714	$277,385	$193,683	$130,308	$110,795
Portfolio turnover rateI	56%	90%	85%	61%	112%

 A Calculated based on average shares outstanding during the period.

 B Net investment income per share reflects a large, non-recurring dividend which amounted to $.36 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been .39%.

 C The amounts shown reflect certain reclassifications related to book to tax differences that were made in the year shown.

 D Amount represents less than $.005 per share.

 E Total distributions of $.59 per share is comprised of distributions from net investment income of $.584 and distributions from net realized gain of $.004 per share.

 F Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 G Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 I Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Fidelity Advisor® Financial Services Fund

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The hypothetical investment and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund’s total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

For the periods ended July 31, 2018	Past 1 year	Past 5 years	Past 10 years
Class A (incl. 5.75% sales charge)	5.68%	9.51%	5.30%
Class M (incl. 3.50% sales charge)	7.93%	9.73%	5.28%
Class C (incl. contingent deferred sales charge)	10.29%	10.01%	5.15%
Class I	12.43%	11.16%	6.25%

 Class C shares' contingent deferred sales charges included in the past one year, past five years and past ten years total return figures are 1%, 0% and 0%, respectively.

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity Advisor® Financial Services Fund - Class A on July 31, 2018, and the current 5.75% sales charge was paid.

The chart shows how the value of your investment would have changed, and also shows how the S&P 500® Index performed over the same period.

Period Ending Values
$16,765	Fidelity Advisor® Financial Services Fund - Class A
$27,551	S&P 500® Index

Fidelity Advisor® Financial Services Fund

Management's Discussion of Fund Performance

Market Recap:  The U.S. equity bellwether S&P 500® index gained 16.24% for the 12 months ending July 31, 2018, despite a resurgence in volatility that challenged the multiyear bull market. Stocks maintained their steady growth until a sharp reversal in February, as volatility spiked amid fear that rising inflation and the potential for the economy to overheat would prompt the U.S. Federal Reserve to pick up the pace of interest rate hikes. The index posted its first negative monthly result since October 2016, and then lost further ground in March on fear of a global trade war. The market stabilized in April and turned upward through mid-June, when escalating trade tension between the U.S. and China soured investor sentiment. The resulting uncertainty lingered into July, but strong corporate earnings helped the S&P 500 rise 3.72% that month to cap the period. For the full one-year period, growth handily topped value, while small-caps bested large-caps. By sector, information technology (+28%) led the way, boosted by strong earnings growth from several major index constituents. Consumer discretionary rose roughly 24%, driven by retailers (+49%). Energy (+20%) gained alongside higher oil prices. Laggards were telecommunication services (-2%), consumer staples (0%) and utilities (+3%), defensive groups that struggled amid rising interest rates and a general preference for risk. Real estate (+5%) fared a bit better but still lagged, as did financials, industrials, health care (each up 13%) and materials (+11%).

Comments from Portfolio Manager Christopher Lee:  For the year, the fund’s share classes (excluding sales charges, if applicable) gained roughly 11% to 12%, in line with the 12.16% return of the MSCI U.S. IMI Financials 5% Capped Linked Index but trailing the 16.24% advance of the broad-based S&P 500®. Financials outperformed the broader market in the first half of the period, but then lagged in the second half amid rising inflation expectations and growing worries that the U.S. economy might slow. Security selection in investment banking & brokerage and in data processing & outsourced services, a group that is not in the MSCI sector index, helped relative performance. Top fund contributors included online broker E*TRADE Financial (+46%), which benefited from increased market volatility, rising interest rates and optimism the company might be sold. A non-index stake in fleet card company Wex returned 74%, helped by improved economic growth and higher oil prices that bolstered transaction volumes. By contrast, stock picks in the financial exchanges & data, property & casualty (P&C) insurance and consumer finance industries hindered relative performance. Individual detractors included the fund’s stake in P&C insurer Chubb (-9%), which was pressured by rising inflation expectations and higher catastrophe losses. Shares of private label credit card company Synchrony Financial (-3%) retreated ahead of Walmart’s July decision to sever ties with the company. E*TRADE, Chubb and Synchrony were sizable overweightings for the fund, on average. We eliminated Chubb from the portfolio before period end.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Fidelity Advisor® Financial Services Fund

Investment Summary (Unaudited)

Top Ten Stocks as of July 31, 2018

% of fund's net assets
Citigroup, Inc.	5.5
Bank of America Corp.	5.4
Capital One Financial Corp.	5.1
Huntington Bancshares, Inc.	4.6
TD Ameritrade Holding Corp.	4.4
Goldman Sachs Group, Inc.	3.6
The Travelers Companies, Inc.	3.6
PNC Financial Services Group, Inc.	3.6
Hartford Financial Services Group, Inc.	3.5
E*TRADE Financial Corp.	3.3
42.6

Top Industries (% of fund's net assets)

As of July 31, 2018
Banks	34.9%
Capital Markets	23.0%
Insurance	21.3%
Consumer Finance	10.4%
Diversified Financial Services	3.2%
All Others*	7.2%

* Includes short-term investments and net other assets (liabilities).

Fidelity Advisor® Financial Services Fund

Schedule of Investments July 31, 2018

Showing Percentage of Net Assets

Common Stocks - 98.1%
	Shares	Value
Banks - 34.9%
Diversified Banks - 16.2%
Bank of America Corp.	894,356	$27,617,713
Citigroup, Inc.	391,605	28,152,482
JPMorgan Chase & Co.	116,131	13,349,258
Wells Fargo & Co.	238,578	13,668,134
		82,787,587
Regional Banks - 18.7%
Bank of the Ozarks, Inc.	117,800	4,818,020
CoBiz, Inc.	149,991	3,284,803
East West Bancorp, Inc.	100,000	6,474,000
First Citizen Bancshares, Inc.	6,100	2,481,602
First Hawaiian, Inc.	71,300	2,014,938
First Horizon National Corp.	428,400	7,664,076
Huntington Bancshares, Inc.	1,536,720	23,726,957
M&T Bank Corp.	53,600	9,291,560
PNC Financial Services Group, Inc.	128,031	18,542,730
Popular, Inc.	88,917	4,412,951
Preferred Bank, Los Angeles	21,300	1,325,712
Signature Bank	45,900	5,035,689
SunTrust Banks, Inc.	64,200	4,626,894
United Community Bank, Inc.	18,400	552,552
Wintrust Financial Corp.	17,700	1,552,821
		95,805,305

TOTAL BANKS		178,592,892

Capital Markets - 23.0%
Asset Management & Custody Banks - 6.4%
Apollo Global Management LLC Class A	142,900	5,072,950
BlackRock, Inc. Class A	22,300	11,211,548
Northern Trust Corp.	129,700	14,165,834
Oaktree Capital Group LLC Class A	46,000	1,952,700
		32,403,032
Financial Exchanges & Data - 2.8%
Cboe Global Markets, Inc.	80,973	7,864,907
IntercontinentalExchange, Inc.	89,320	6,601,641
		14,466,548
Investment Banking & Brokerage - 13.8%
E*TRADE Financial Corp. (a)	285,680	17,086,521
Goldman Sachs Group, Inc.	78,540	18,647,752
Greenhill & Co., Inc. (b)	19,200	627,840
Hamilton Lane, Inc. Class A	64,300	3,148,771
Investment Technology Group, Inc.	142,875	3,164,681
Lazard Ltd. Class A	53,600	2,910,480
PJT Partners, Inc.	46,400	2,793,744
TD Ameritrade Holding Corp.	390,300	22,305,645
		70,685,434

TOTAL CAPITAL MARKETS		117,555,014

Consumer Finance - 10.4%
Consumer Finance - 10.4%
Capital One Financial Corp.	278,438	26,262,272
OneMain Holdings, Inc. (a)	166,900	5,549,425
SLM Corp. (a)	808,200	9,124,578
Synchrony Financial	427,300	12,366,062
		53,302,337
Diversified Financial Services - 3.2%
Multi-Sector Holdings - 3.2%
Berkshire Hathaway, Inc. Class B (a)	82,819	16,387,396
Insurance - 21.3%
Life & Health Insurance - 5.2%
MetLife, Inc.	323,700	14,806,038
Torchmark Corp.	132,080	11,632,286
		26,438,324
Multi-Line Insurance - 6.0%
American International Group, Inc.	232,100	12,814,241
Hartford Financial Services Group, Inc.	337,300	17,775,710
		30,589,951
Property & Casualty Insurance - 7.7%
Aspen Insurance Holdings Ltd.	13,400	542,030
Axis Capital Holdings Ltd.	53,500	3,025,960
Beazley PLC	357,000	2,628,736
FNF Group	206,850	8,377,425
Hiscox Ltd.	160,700	3,370,610
RSA Insurance Group PLC	350,400	2,962,789
The Travelers Companies, Inc.	143,000	18,610,020
		39,517,570
Reinsurance - 2.4%
Reinsurance Group of America, Inc.	86,400	12,225,600

TOTAL INSURANCE		108,771,445

IT Services - 2.2%
Data Processing & Outsourced Services - 2.2%
Adyen BV (c)	300	191,680
Visa, Inc. Class A	42,820	5,855,207
WEX, Inc. (a)	28,600	5,428,852
		11,475,739
Mortgage Real Estate Investment Trusts - 1.0%
Mortgage REITs - 1.0%
AGNC Investment Corp.	142,800	2,780,316
MFA Financial, Inc.	321,400	2,587,270
		5,367,586
Software - 0.7%
Application Software - 0.7%
Black Knight, Inc. (a)	66,683	3,444,177
Thrifts & Mortgage Finance - 1.4%
Thrifts & Mortgage Finance - 1.4%
MGIC Investment Corp. (a)	404,000	5,041,920
NMI Holdings, Inc. (a)	40,600	848,540
Radian Group, Inc.	66,700	1,277,305
		7,167,765
TOTAL COMMON STOCKS
(Cost $450,263,152)		502,064,351

Money Market Funds - 2.4%
Fidelity Cash Central Fund, 1.96% (d)	11,801,752	11,804,112
Fidelity Securities Lending Cash Central Fund 1.97% (d)(e)	265,355	265,381
TOTAL MONEY MARKET FUNDS
(Cost $12,069,493)		12,069,493
TOTAL INVESTMENT IN SECURITIES - 100.5%
(Cost $462,332,645)		514,133,844
NET OTHER ASSETS (LIABILITIES) - (0.5)%		(2,497,918)
NET ASSETS - 100%		$511,635,926

Legend

 (a) Non-income producing

 (b) Security or a portion of the security is on loan at period end.

 (c) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $191,680 or 0.0% of net assets.

 (d) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

 (e) Investment made with cash collateral received from securities on loan.

Affiliated Central Funds

Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:

Fund	Income earned
Fidelity Cash Central Fund	$125,037
Fidelity Securities Lending Cash Central Fund	1,145
Total	$126,182

Amounts in the income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line-item in the Statement of Operations if applicable.

Investment Valuation

All investments are categorized as Level 1 under the Fair Value Hierarchy. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

See accompanying notes which are an integral part of the financial statements.

Fidelity Advisor® Financial Services Fund

Financial Statements

Statement of Assets and Liabilities

		July 31, 2018
Assets
Investment in securities, at value (including securities loaned of $264,870) — See accompanying schedule: Unaffiliated issuers (cost $450,263,152)	$502,064,351
Fidelity Central Funds (cost $12,069,493)	12,069,493
Total Investment in Securities (cost $462,332,645)		$514,133,844
Cash		50,469
Receivable for investments sold		1,002,283
Receivable for fund shares sold		918,158
Dividends receivable		232,170
Distributions receivable from Fidelity Central Funds		17,984
Prepaid expenses		5,485
Other receivables		12,816
Total assets		516,373,209
Liabilities
Payable for investments purchased	$1,926,283
Payable for fund shares redeemed	2,009,921
Accrued management fee	228,989
Distribution and service plan fees payable	159,420
Other affiliated payables	103,663
Other payables and accrued expenses	43,732
Collateral on securities loaned	265,275
Total liabilities		4,737,283
Net Assets		$511,635,926
Net Assets consist of:
Paid in capital		$450,540,198
Undistributed net investment income		817,591
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		8,476,938
Net unrealized appreciation (depreciation) on investments		51,801,199
Net Assets		$511,635,926
Calculation of Maximum Offering Price
Class A:
Net Asset Value and redemption price per share ($174,786,078 ÷ 8,002,411 shares)		$21.84
Maximum offering price per share (100/94.25 of $21.84)		$23.17
Class M:
Net Asset Value and redemption price per share ($53,178,448 ÷ 2,462,088 shares)		$21.60
Maximum offering price per share (100/96.50 of $21.60)		$22.38
Class C:
Net Asset Value and offering price per share ($120,947,428 ÷ 5,926,321 shares)(a)		$20.41
Class I:
Net Asset Value, offering price and redemption price per share ($162,723,972 ÷ 7,240,435 shares)		$22.47

 (a) Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

		Year ended July 31, 2018
Investment Income
Dividends		$7,586,877
Income from Fidelity Central Funds (including $1,145 from security lending)		126,182
Total income		7,713,059
Expenses
Management fee	$2,539,396
Transfer agent fees	963,492
Distribution and service plan fees	1,780,652
Accounting and security lending fees	181,564
Custodian fees and expenses	10,227
Independent trustees' fees and expenses	6,094
Registration fees	87,654
Audit	48,840
Legal	7,529
Miscellaneous	123,890
Total expenses before reductions	5,749,338
Expense reductions	(32,570)
Total expenses after reductions		5,716,768
Net investment income (loss)		1,996,291
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	33,134,302
Fidelity Central Funds	(148)
Foreign currency transactions	3,679
Total net realized gain (loss)		33,137,833
Change in net unrealized appreciation (depreciation) on:
Investment securities:
Unaffiliated issuers	8,327,717
Assets and liabilities in foreign currencies	121
Total change in net unrealized appreciation (depreciation)		8,327,838
Net gain (loss)		41,465,671
Net increase (decrease) in net assets resulting from operations		$43,461,962

See accompanying notes which are an integral part of the financial statements.

Statement of Changes in Net Assets

	Year ended July 31, 2018	Year ended July 31, 2017
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$1,996,291	$974,795
Net realized gain (loss)	33,137,833	22,817,692
Change in net unrealized appreciation (depreciation)	8,327,838	38,934,675
Net increase (decrease) in net assets resulting from operations	43,461,962	62,727,162
Distributions to shareholders from net investment income	(1,262,427)	(502,160)
Distributions to shareholders from net realized gain	(200,477)	–
Total distributions	(1,462,904)	(502,160)
Share transactions - net increase (decrease)	90,190,966	122,064,772
Redemption fees	–	8,334
Total increase (decrease) in net assets	132,190,024	184,298,108
Net Assets
Beginning of period	379,445,902	195,147,794
End of period	$511,635,926	$379,445,902
Other Information
Undistributed net investment income end of period	$817,591	$357,795

See accompanying notes which are an integral part of the financial statements.

Financial Highlights

Fidelity Advisor Financial Services Fund Class A

Years ended July 31,	2018	2017	2016	2015	2014
Selected Per–Share Data
Net asset value, beginning of period	$19.55	$15.43	$16.53	$14.97	$13.41
Income from Investment Operations
Net investment income (loss)A	.12	.08	.11	.10	.10
Net realized and unrealized gain (loss)	2.25	4.08	(1.13)	1.59B	1.55
Total from investment operations	2.37	4.16	(1.02)	1.69	1.65
Distributions from net investment income	(.07)	(.04)	(.07)	(.13)	(.08)
Distributions from net realized gain	(.01)	–	(.01)	–	(.01)
Total distributions	(.08)	(.04)	(.08)	(.13)	(.09)
Redemption fees added to paid in capitalA	–	–C	–C	–C	–C
Net asset value, end of period	$21.84	$19.55	$15.43	$16.53	$14.97
Total ReturnD,E	12.13%	26.97%	(6.15)%	11.29%B	12.39%
Ratios to Average Net AssetsF,G
Expenses before reductions	1.10%	1.12%	1.15%	1.17%	1.22%
Expenses net of fee waivers, if any	1.10%	1.12%	1.15%	1.17%	1.22%
Expenses net of all reductions	1.09%	1.12%	1.15%	1.17%	1.22%
Net investment income (loss)	.55%	.48%	.77%	.61%	.68%
Supplemental Data
Net assets, end of period (000 omitted)	$174,786	$144,144	$97,011	$102,983	$77,674
Portfolio turnover rateH	46%	81%	63%	44%	49%

 A Calculated based on average shares outstanding during the period.

 B Net realized and unrealized gain (loss) per share reflects proceeds received from litigation which amounted to $.05 per share. Excluding these litigation proceeds, the total return would have been 10.97%

 C Amount represents less than $.005 per share.

 D Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 E Total returns do not include the effect of the sales charges.

 F Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 H Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Fidelity Advisor Financial Services Fund Class M

Years ended July 31,	2018	2017	2016	2015	2014
Selected Per–Share Data
Net asset value, beginning of period	$19.34	$15.29	$16.41	$14.86	$13.31
Income from Investment Operations
Net investment income (loss)A	.06	.04	.07	.05	.06
Net realized and unrealized gain (loss)	2.23	4.03	(1.13)	1.58B	1.55
Total from investment operations	2.29	4.07	(1.06)	1.63	1.61
Distributions from net investment income	(.02)	(.02)	(.05)	(.08)	(.05)
Distributions from net realized gain	(.01)	–	(.01)	–	(.01)
Total distributions	(.03)	(.02)	(.06)	(.08)	(.06)
Redemption fees added to paid in capitalA	–	–C	–C	–C	–C
Net asset value, end of period	$21.60	$19.34	$15.29	$16.41	$14.86
Total ReturnD,E	11.84%	26.63%	(6.43)%	10.98%B	12.10%
Ratios to Average Net AssetsF,G
Expenses before reductions	1.37%	1.40%	1.45%	1.45%	1.48%
Expenses net of fee waivers, if any	1.37%	1.40%	1.45%	1.45%	1.48%
Expenses net of all reductions	1.36%	1.40%	1.44%	1.45%	1.48%
Net investment income (loss)	.28%	.20%	.47%	.33%	.42%
Supplemental Data
Net assets, end of period (000 omitted)	$53,178	$45,920	$30,044	$34,314	$31,596
Portfolio turnover rateH	46%	81%	63%	44%	49%

 A Calculated based on average shares outstanding during the period.

 B Net realized and unrealized gain (loss) per share reflects proceeds received from litigation which amounted to $.05 per share. Excluding these litigation proceeds, the total return would have been 10.66%

 C Amount represents less than $.005 per share.

 D Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 E Total returns do not include the effect of the sales charges.

 F Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 H Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Fidelity Advisor Financial Services Fund Class C

Years ended July 31,	2018	2017	2016	2015	2014
Selected Per–Share Data
Net asset value, beginning of period	$18.34	$14.55	$15.67	$14.22	$12.75
Income from Investment Operations
Net investment income (loss)A	(.04)	(.05)	–B	(.02)	–B
Net realized and unrealized gain (loss)	2.11	3.84	(1.08)	1.51C	1.48
Total from investment operations	2.07	3.79	(1.08)	1.49	1.48
Distributions from net investment income	–	–B	(.03)	(.04)	(.01)
Distributions from net realized gain	–	–	(.01)	–	–
Total distributions	–	–B	(.04)	(.04)	(.01)
Redemption fees added to paid in capitalA	–	–B	–B	–B	–B
Net asset value, end of period	$20.41	$18.34	$14.55	$15.67	$14.22
Total ReturnD,E	11.29%	26.06%	(6.88)%	10.45%C	11.65%
Ratios to Average Net AssetsF,G
Expenses before reductions	1.86%	1.87%	1.90%	1.90%	1.94%
Expenses net of fee waivers, if any	1.85%	1.87%	1.90%	1.90%	1.94%
Expenses net of all reductions	1.85%	1.87%	1.89%	1.90%	1.93%
Net investment income (loss)	(.20)%	(.27)%	.02%	(.12)%	(.03)%
Supplemental Data
Net assets, end of period (000 omitted)	$120,947	$92,593	$47,505	$50,206	$36,740
Portfolio turnover rateH	46%	81%	63%	44%	49%

 A Calculated based on average shares outstanding during the period.

 B Amount represents less than $.005 per share.

 C Net realized and unrealized gain (loss) per share reflects proceeds received from litigation which amounted to $.05 per share. Excluding these litigation proceeds, the total return would have been 10.13%

 D Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 E Total returns do not include the effect of the contingent deferred sales charge.

 F Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 H Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Fidelity Advisor Financial Services Fund Class I

Years ended July 31,	2018	2017	2016	2015	2014
Selected Per–Share Data
Net asset value, beginning of period	$20.11	$15.84	$16.94	$15.34	$13.73
Income from Investment Operations
Net investment income (loss)A	.18	.14	.17	.15	.15
Net realized and unrealized gain (loss)	2.32	4.19	(1.17)	1.62B	1.60
Total from investment operations	2.50	4.33	(1.00)	1.77	1.75
Distributions from net investment income	(.13)	(.06)	(.09)	(.17)	(.13)
Distributions from net realized gain	(.01)	–	(.01)	–	(.01)
Total distributions	(.14)	(.06)	(.10)	(.17)	(.14)
Redemption fees added to paid in capitalA	–	–C	–C	–C	–C
Net asset value, end of period	$22.47	$20.11	$15.84	$16.94	$15.34
Total ReturnD	12.43%	27.36%	(5.89)%	11.61%B	12.85%
Ratios to Average Net AssetsE,F
Expenses before reductions	.83%	.84%	.85%	.84%	.87%
Expenses net of fee waivers, if any	.83%	.84%	.85%	.84%	.87%
Expenses net of all reductions	.82%	.83%	.84%	.84%	.86%
Net investment income (loss)	.83%	.76%	1.07%	.94%	1.04%
Supplemental Data
Net assets, end of period (000 omitted)	$162,724	$96,789	$20,588	$42,443	$16,164
Portfolio turnover rateG	46%	81%	63%	44%	49%

 A Calculated based on average shares outstanding during the period.

 B Net realized and unrealized gain (loss) per share reflects proceeds received from litigation which amounted to $.05 per share. Excluding these litigation proceeds, the total return would have been 11.29%

 C Amount represents less than $.005 per share.

 D Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 E Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 G Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Fidelity Advisor® Health Care Fund

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The hypothetical investment and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund’s total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

For the periods ended July 31, 2018	Past 1 year	Past 5 years	Past 10 years
Class A (incl. 5.75% sales charge)	12.92%	15.04%	15.14%
Class M (incl. 3.50% sales charge)	15.28%	15.28%	15.10%
Class C (incl. contingent deferred sales charge)	17.89%	15.54%	14.96%
Class I	20.09%	16.71%	16.12%

 Class C shares' contingent deferred sales charges included in the past one year, past five years and past ten years total return figures are 1%, 0% and 0%, respectively.

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity Advisor® Health Care Fund - Class A on July 31, 2008, and the current 5.75% sales charge was paid.

The chart shows how the value of your investment would have changed, and also shows how the S&P 500® Index performed over the same period.

Period Ending Values
$40,936	Fidelity Advisor® Health Care Fund - Class A
$27,551	S&P 500® Index

Fidelity Advisor® Health Care Fund

Management's Discussion of Fund Performance

Market Recap:  The U.S. equity bellwether S&P 500® index gained 16.24% for the 12 months ending July 31, 2018, despite a resurgence in volatility that challenged the multiyear bull market. Stocks maintained their steady growth until a sharp reversal in February, as volatility spiked amid fear that rising inflation and the potential for the economy to overheat would prompt the U.S. Federal Reserve to pick up the pace of interest rate hikes. The index posted its first negative monthly result since October 2016, and then lost further ground in March on fear of a global trade war. The market stabilized in April and turned upward through mid-June, when escalating trade tension between the U.S. and China soured investor sentiment. The resulting uncertainty lingered into July, but strong corporate earnings helped the S&P 500 rise 3.72% that month to cap the period. For the full one-year period, growth handily topped value, while small-caps bested large-caps. By sector, information technology (+28%) led the way, boosted by strong earnings growth from several major index constituents. Consumer discretionary rose roughly 24%, driven by retailers (+49%). Energy (+20%) gained alongside higher oil prices. Laggards were telecommunication services (-2%), consumer staples (0%) and utilities (+3%), defensive groups that struggled amid rising interest rates and a general preference for risk. Real estate (+5%) fared a bit better but still lagged, as did financials, industrials, health care (each up 13%) and materials (+11%).

Comments from Portfolio Manager Eddie Yoon:  For the fiscal year, the fund's share classes (excluding sales charges, if applicable) advanced in a range roughly between 19% and 20%, comfortably outpacing the 15.46% result of the MSCI U.S. IMI Health Care 25/50 Index, as well as the broad-market S&P 500® index. Health care companies generally benefited from continued strong demand for products and services, strong fundamentals and financial results, among other factors. Versus the MSCI sector index, the fund generally benefited from owning more-opportunistic stocks and avoiding some more-defensive index names. From an industry standpoint, our stock picks in biotechnology made the biggest contribution to the fund’s relative result. Our positioning in the health care equipment and health care distributors industries also added value. Meanwhile, stock picking in pharmaceuticals held back fund performance this period, as did a significant underweighting in the strong-performing life sciences tools & services group. Among individual stocks, the fund’s out-of-index stake in Belgium-based biotech firm Ablynx (+264%) was its biggest relative contributor. We sold our position in Ablynx during the period. It also helped to avoid lagging index components Celgene (-33%), a biotech firm, and diversified health care products company Johnson & Johnson (+2%). Conversely, an overweighting in pharmaceutical firm Allergan (-26%) was the fund’s biggest individual detractor. An large stake in bio/pharma company Tesaro (-73%) also hurt.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Fidelity Advisor® Health Care Fund

Investment Summary (Unaudited)

Top Ten Stocks as of July 31, 2018

% of fund's net assets
UnitedHealth Group, Inc.	9.9
Becton, Dickinson & Co.	7.6
Boston Scientific Corp.	6.9
Humana, Inc.	4.8
Amgen, Inc.	4.0
AstraZeneca PLC (United Kingdom)	3.5
HCA Holdings, Inc.	3.1
Baxter International, Inc.	2.8
Alexion Pharmaceuticals, Inc.	2.5
Cigna Corp.	2.5
47.6

Top Industries (% of fund's net assets)

As of July 31, 2018
Health Care Equipment & Supplies	30.4%
Health Care Providers & Services	25.6%
Biotechnology	23.6%
Pharmaceuticals	14.7%
Health Care Technology	1.3%
All Others*	4.4%

* Includes short-term investments and net other assets (liabilities).

Fidelity Advisor® Health Care Fund

Schedule of Investments July 31, 2018

Showing Percentage of Net Assets

Common Stocks - 97.4%
	Shares	Value
Biotechnology - 23.4%
Biotechnology - 23.4%
Abeona Therapeutics, Inc. (a)(b)	760,000	$10,982,000
AC Immune SA (a)	410,460	3,960,939
Acceleron Pharma, Inc. (a)	260,000	11,325,600
Acorda Therapeutics, Inc. (a)	440,000	10,978,000
Alexion Pharmaceuticals, Inc. (a)	620,000	82,435,200
Alnylam Pharmaceuticals, Inc. (a)	242,700	23,056,500
Amgen, Inc.	664,000	130,509,200
AnaptysBio, Inc. (a)	192,300	15,060,936
Argenx SE ADR (a)	238,200	21,616,650
Ascendis Pharma A/S sponsored ADR (a)	295,144	20,052,083
Atara Biotherapeutics, Inc. (a)	500,000	18,775,000
Audentes Therapeutics, Inc. (a)	130,200	4,902,030
BeiGene Ltd. ADR (a)	200,000	37,932,000
Biogen, Inc. (a)	62,000	20,730,940
bluebird bio, Inc. (a)	110,730	17,152,077
Blueprint Medicines Corp. (a)	356,500	21,226,010
Cellectis SA sponsored ADR (a)	256,226	7,404,931
CytomX Therapeutics, Inc. (a)	195,231	5,142,385
FibroGen, Inc. (a)	150,000	9,465,000
Five Prime Therapeutics, Inc. (a)	260,000	3,874,000
GlycoMimetics, Inc. (a)	500,000	7,345,000
GTx, Inc. (a)	55,802	910,689
Insmed, Inc. (a)	1,052,800	26,183,136
Intercept Pharmaceuticals, Inc. (a)	119,144	10,858,784
La Jolla Pharmaceutical Co. (a)(b)	240,000	7,936,800
Neurocrine Biosciences, Inc. (a)	520,000	52,254,800
Sage Therapeutics, Inc. (a)	7,600	1,096,832
Sarepta Therapeutics, Inc. (a)	604,300	70,243,832
Spark Therapeutics, Inc. (a)	42,810	3,284,383
TESARO, Inc. (a)(b)	290,000	10,100,700
uniQure B.V. (a)	234,682	7,249,327
Vertex Pharmaceuticals, Inc. (a)	408,000	71,420,400
Xencor, Inc. (a)	459,700	17,110,034
Zai Lab Ltd. ADR (b)	303,700	6,657,104
		769,233,302
Diversified Consumer Services - 0.2%
Specialized Consumer Services - 0.2%
Carriage Services, Inc.	240,000	5,997,600
Health Care Equipment & Supplies - 30.4%
Health Care Equipment - 29.2%
Atricure, Inc. (a)	650,000	18,622,500
Baxter International, Inc.	1,290,000	93,460,500
Becton, Dickinson & Co.	1,000,000	250,370,000
Boston Scientific Corp. (a)	6,750,000	226,867,500
Danaher Corp.	200,000	20,516,000
DexCom, Inc. (a)	190,000	18,074,700
Edwards Lifesciences Corp. (a)	22,000	3,133,900
Fisher & Paykel Healthcare Corp.	1,000,000	10,087,680
Insulet Corp. (a)	472,700	39,309,732
Integra LifeSciences Holdings Corp. (a)	760,000	47,370,800
Intuitive Surgical, Inc. (a)	160,000	81,310,400
Penumbra, Inc. (a)	240,000	34,140,000
Stryker Corp.	480,000	78,360,000
Wright Medical Group NV (a)	1,500,000	38,145,000
		959,768,712
Health Care Supplies - 1.2%
Align Technology, Inc. (a)	108,000	38,518,200

TOTAL HEALTH CARE EQUIPMENT & SUPPLIES		998,286,912

Health Care Providers & Services - 25.5%
Health Care Distributors & Services - 2.5%
Amplifon SpA	400,000	8,961,898
EBOS Group Ltd.	1,274,589	17,548,949
Henry Schein, Inc. (a)	680,000	53,998,800
		80,509,647
Health Care Facilities - 3.1%
HCA Holdings, Inc.	830,000	103,110,900
Health Care Services - 1.6%
Diplomat Pharmacy, Inc. (a)	500,000	10,390,000
G1 Therapeutics, Inc. (a)	327,200	16,801,720
Premier, Inc. (a)	280,000	10,472,000
United Drug PLC (United Kingdom)	1,280,000	14,112,538
		51,776,258
Managed Health Care - 18.3%
Cigna Corp.	455,000	81,636,100
Humana, Inc.	508,000	159,603,440
Molina Healthcare, Inc. (a)	220,000	22,899,800
Notre Dame Intermedica Participacoes SA	1,900,000	12,402,419
UnitedHealth Group, Inc.	1,290,000	326,653,801
		603,195,560

TOTAL HEALTH CARE PROVIDERS & SERVICES		838,592,365

Health Care Technology - 1.3%
Health Care Technology - 1.3%
Castlight Health, Inc. (a)	336,800	1,111,440
Castlight Health, Inc. Class B (a)	551,100	1,818,630
Teladoc, Inc. (a)(b)	690,000	41,296,500
		44,226,570
Internet Software & Services - 0.7%
Internet Software & Services - 0.7%
Benefitfocus, Inc. (a)	722,015	21,732,652
Life Sciences Tools & Services - 1.2%
Life Sciences Tools & Services - 1.2%
Lonza Group AG	80,000	24,666,970
Morphosys AG (a)	107,300	14,102,969
		38,769,939
Pharmaceuticals - 14.7%
Pharmaceuticals - 14.7%
Allergan PLC	155,000	28,533,950
Amneal Pharmaceuticals, Inc. (a)	200,000	3,834,000
Amneal Pharmaceuticals, Inc. (c)	675,676	12,952,709
AstraZeneca PLC (United Kingdom)	1,511,000	116,311,154
Bristol-Myers Squibb Co.	180,000	10,575,000
Dechra Pharmaceuticals PLC	960,000	37,625,033
Indivior PLC (a)	2,700,000	10,837,200
Jazz Pharmaceuticals PLC (a)	90,000	15,577,200
Jiangsu Hengrui Medicine Co. Ltd. (A Shares)	1,800,000	18,196,310
Mylan NV (a)	580,000	21,639,800
MyoKardia, Inc. (a)	142,400	8,173,760
Nektar Therapeutics (a)	860,000	45,236,000
Perrigo Co. PLC	540,000	43,480,800
Recordati SpA	241,324	9,024,507
Roche Holding AG (participation certificate)	220,000	54,042,232
RPI International Holdings LP (a)(c)(d)	61,683	8,812,959
The Medicines Company (a)	454,652	18,063,324
Theravance Biopharma, Inc. (a)(b)	543,635	13,020,058
Tonghua Dongbao Pharmaceutical Co. Ltd. Class A	2,800,000	8,955,627
		484,891,623
Textiles, Apparel & Luxury Goods - 0.0%
Textiles - 0.0%
Scholar Rock Holding Corp.	17,200	279,328
TOTAL COMMON STOCKS
(Cost $2,293,992,150)		3,202,010,291

Convertible Preferred Stocks - 0.5%
Biotechnology - 0.2%
Biotechnology - 0.2%
BioNTech AG Series A (c)(d)	27,793	5,932,178
Health Care Providers & Services - 0.1%
Health Care Services - 0.1%
1Life Healthcare, Inc. Series G (a)(c)(d)	322,145	2,461,188
Software - 0.1%
Application Software - 0.1%
Outset Medical, Inc. Series C (a)(c)(d)	1,003,280	3,120,201
Textiles, Apparel & Luxury Goods - 0.1%
Textiles - 0.1%
Generation Bio Series B (c)(d)	52,700	481,978
Harmony Biosciences II, Inc. Series A (c)(d)	4,262,580	4,262,580
		4,744,558
TOTAL CONVERTIBLE PREFERRED STOCKS
(Cost $15,553,048)		16,258,125

Money Market Funds - 2.2%
Fidelity Cash Central Fund, 1.96% (e)	57,137,636	57,149,063
Fidelity Securities Lending Cash Central Fund 1.97% (e)(f)	15,817,040	15,818,622
TOTAL MONEY MARKET FUNDS
(Cost $72,967,685)		72,967,685
TOTAL INVESTMENT IN SECURITIES - 100.1%
(Cost $2,382,512,883)		3,291,236,101
NET OTHER ASSETS (LIABILITIES) - (0.1)%		(3,302,597)
NET ASSETS - 100%		$3,287,933,504

Legend

 (a) Non-income producing

 (b) Security or a portion of the security is on loan at period end.

 (c) Restricted securities - Investment in securities not registered under the Securities Act of 1933 (excluding 144A issues). At the end of the period, the value of restricted securities (excluding 144A issues) amounted to $38,023,793 or 1.2% of net assets.

 (d) Level 3 security

 (e) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

 (f) Investment made with cash collateral received from securities on loan.

Additional information on each restricted holding is as follows:

Security	Acquisition Date	Acquisition Cost
1Life Healthcare, Inc. Series G	4/10/14	$2,121,583
Amneal Pharmaceuticals, Inc.	5/4/18	$12,331,087
BioNTech AG Series A	12/29/17	$6,086,907
Generation Bio Series B	2/21/18	$481,978
Harmony Biosciences II, Inc. Series A	9/22/17	$4,262,580
Outset Medical, Inc. Series C	4/19/17	$2,600,000
RPI International Holdings LP	5/21/15 - 3/23/16	$8,207,868

Affiliated Central Funds

Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:

Fund	Income earned
Fidelity Cash Central Fund	$714,389
Fidelity Securities Lending Cash Central Fund	739,949
Total	$1,454,338

Amounts in the income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line-item in the Statement of Operations if applicable.

Investment Valuation

The following is a summary of the inputs used, as of July 31, 2018, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

	Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Common Stocks	$3,202,010,291	$3,022,843,946	$170,353,386	$8,812,959
Convertible Preferred Stocks	16,258,125	--	--	16,258,125
Money Market Funds	72,967,685	72,967,685	--	--
Total Investments in Securities:	$3,291,236,101	$3,095,811,631	$170,353,386	$25,071,084

Other Information

Distribution of investments by country or territory of incorporation, as a percentage of Total Net Assets, is as follows (Unaudited):

United States of America	80.4%
United Kingdom	4.9%
Ireland	3.2%
Netherlands	2.8%
Switzerland	2.5%
Cayman Islands	2.1%
Others (Individually Less Than 1%)	4.1%
100.0%

See accompanying notes which are an integral part of the financial statements.

Fidelity Advisor® Health Care Fund

Financial Statements

Statement of Assets and Liabilities

		July 31, 2018
Assets
Investment in securities, at value (including securities loaned of $15,652,293) — See accompanying schedule: Unaffiliated issuers (cost $2,309,545,198)	$3,218,268,416
Fidelity Central Funds (cost $72,967,685)	72,967,685
Total Investment in Securities (cost $2,382,512,883)		$3,291,236,101
Receivable for investments sold		24,986,011
Receivable for fund shares sold		6,380,084
Dividends receivable		713,787
Distributions receivable from Fidelity Central Funds		112,691
Prepaid expenses		29,901
Other receivables		119,767
Total assets		3,323,578,342
Liabilities
Payable for investments purchased	$14,800,021
Payable for fund shares redeemed	2,033,554
Accrued management fee	1,463,561
Distribution and service plan fees payable	890,010
Other affiliated payables	571,023
Other payables and accrued expenses	74,244
Collateral on securities loaned	15,812,425
Total liabilities		35,644,838
Net Assets		$3,287,933,504
Net Assets consist of:
Paid in capital		$2,266,875,195
Accumulated net investment loss		(7,538,744)
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		119,892,834
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		908,704,219
Net Assets		$3,287,933,504
Calculation of Maximum Offering Price
Class A:
Net Asset Value and redemption price per share ($1,003,429,857 ÷ 20,013,993 shares)		$50.14
Maximum offering price per share (100/94.25 of $50.14)		$53.20
Class M:
Net Asset Value and redemption price per share ($298,060,752 ÷ 6,356,039 shares)		$46.89
Maximum offering price per share (100/96.50 of $46.89)		$48.59
Class C:
Net Asset Value and offering price per share ($669,638,713 ÷ 16,653,444 shares)(a)		$40.21
Class I:
Net Asset Value, offering price and redemption price per share ($1,316,804,182 ÷ 24,190,604 shares)		$54.43

 (a) Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

		Year ended July 31, 2018
Investment Income
Dividends		$23,544,607
Income from Fidelity Central Funds (including $739,949 from security lending)		1,454,338
Total income		24,998,945
Expenses
Management fee	$15,403,120
Transfer agent fees	5,439,708
Distribution and service plan fees	9,860,024
Accounting and security lending fees	855,684
Custodian fees and expenses	78,154
Independent trustees' fees and expenses	39,401
Registration fees	126,042
Audit	50,573
Legal	36,323
Miscellaneous	688,712
Total expenses before reductions	32,577,741
Expense reductions	(325,369)
Total expenses after reductions		32,252,372
Net investment income (loss)		(7,253,427)
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	188,602,511
Fidelity Central Funds	4,960
Foreign currency transactions	(138,459)
Total net realized gain (loss)		188,469,012
Change in net unrealized appreciation (depreciation) on:
Investment securities:
Unaffiliated issuers	338,724,135
Fidelity Central Funds	(3,898)
Assets and liabilities in foreign currencies	(19,965)
Total change in net unrealized appreciation (depreciation)		338,700,272
Net gain (loss)		527,169,284
Net increase (decrease) in net assets resulting from operations		$519,915,857

See accompanying notes which are an integral part of the financial statements.

Statement of Changes in Net Assets

	Year ended July 31, 2018	Year ended July 31, 2017
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$(7,253,427)	$(5,993,802)
Net realized gain (loss)	188,469,012	38,032,674
Change in net unrealized appreciation (depreciation)	338,700,272	178,567,888
Net increase (decrease) in net assets resulting from operations	519,915,857	210,606,760
Distributions to shareholders from net realized gain	(585,049)	–
Share transactions - net increase (decrease)	93,098,490	(342,516,356)
Redemption fees	–	20,759
Total increase (decrease) in net assets	612,429,298	(131,888,837)
Net Assets
Beginning of period	2,675,504,206	2,807,393,043
End of period	$3,287,933,504	$2,675,504,206
Other Information
Accumulated net investment loss end of period	$(7,538,744)	$(17)

See accompanying notes which are an integral part of the financial statements.

Financial Highlights

Fidelity Advisor Health Care Fund Class A

Years ended July 31,	2018	2017	2016	2015	2014
Selected Per–Share Data
Net asset value, beginning of period	$41.85	$38.23	$45.17	$37.72	$31.29
Income from Investment Operations
Net investment income (loss)A	(.07)	(.04)	(.09)	(.19)	(.18)
Net realized and unrealized gain (loss)	8.36	3.66	(4.30)	12.03	10.13
Total from investment operations	8.29	3.62	(4.39)	11.84	9.95
Distributions from net realized gain	–	–	(2.55)	(4.39)	(3.52)
Total distributions	–	–	(2.55)	(4.39)	(3.52)
Redemption fees added to paid in capitalA	–	–B	–B	–B	–B
Net asset value, end of period	$50.14	$41.85	$38.23	$45.17	$37.72
Total ReturnC,D	19.81%	9.47%	(9.82)%	34.07%	34.79%
Ratios to Average Net AssetsE,F
Expenses before reductions	1.05%	1.04%	1.04%	1.04%	1.08%
Expenses net of fee waivers, if any	1.05%	1.04%	1.04%	1.04%	1.08%
Expenses net of all reductions	1.04%	1.04%	1.04%	1.04%	1.07%
Net investment income (loss)	(.16)%	(.10)%	(.25)%	(.45)%	(.54)%
Supplemental Data
Net assets, end of period (000 omitted)	$1,003,430	$875,176	$1,159,614	$1,374,654	$613,995
Portfolio turnover rateG	81%	64%	67%	80%	111%

 A Calculated based on average shares outstanding during the period.

 B Amount represents less than $.005 per share.

 C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 D Total returns do not include the effect of the sales charges.

 E Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 G Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Fidelity Advisor Health Care Fund Class M

Years ended July 31,	2018	2017	2016	2015	2014
Selected Per–Share Data
Net asset value, beginning of period	$39.25	$35.95	$42.68	$35.87	$29.91
Income from Investment Operations
Net investment income (loss)A	(.18)	(.13)	(.18)	(.28)	(.26)
Net realized and unrealized gain (loss)	7.82	3.43	(4.06)	11.39	9.67
Total from investment operations	7.64	3.30	(4.24)	11.11	9.41
Distributions from net realized gain	–	–	(2.49)	(4.30)	(3.45)
Total distributions	–	–	(2.49)	(4.30)	(3.45)
Redemption fees added to paid in capitalA	–	–B	–B	–B	–B
Net asset value, end of period	$46.89	$39.25	$35.95	$42.68	$35.87
Total ReturnC,D	19.46%	9.18%	(10.05)%	33.69%	34.49%
Ratios to Average Net AssetsE,F
Expenses before reductions	1.32%	1.31%	1.31%	1.31%	1.34%
Expenses net of fee waivers, if any	1.32%	1.31%	1.31%	1.31%	1.34%
Expenses net of all reductions	1.31%	1.31%	1.31%	1.30%	1.34%
Net investment income (loss)	(.43)%	(.37)%	(.52)%	(.72)%	(.80)%
Supplemental Data
Net assets, end of period (000 omitted)	$298,061	$269,332	$293,556	$348,886	$216,973
Portfolio turnover rateG	81%	64%	67%	80%	111%

 A Calculated based on average shares outstanding during the period.

 B Amount represents less than $.005 per share.

 C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 D Total returns do not include the effect of the sales charges.

 E Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 G Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Fidelity Advisor Health Care Fund Class C

Years ended July 31,	2018	2017	2016	2015	2014
Selected Per–Share Data
Net asset value, beginning of period	$33.82	$31.12	$37.45	$32.03	$27.11
Income from Investment Operations
Net investment income (loss)A	(.33)	(.26)	(.30)	(.41)	(.38)
Net realized and unrealized gain (loss)	6.72	2.96	(3.57)	10.05	8.68
Total from investment operations	6.39	2.70	(3.87)	9.64	8.30
Distributions from net realized gain	–	–	(2.46)	(4.22)	(3.38)
Total distributions	–	–	(2.46)	(4.22)	(3.38)
Redemption fees added to paid in capitalA	–	–B	–B	–B	–B
Net asset value, end of period	$40.21	$33.82	$31.12	$37.45	$32.03
Total ReturnC,D	18.89%	8.68%	(10.50)%	33.04%	33.83%
Ratios to Average Net AssetsE,F
Expenses before reductions	1.80%	1.79%	1.79%	1.79%	1.83%
Expenses net of fee waivers, if any	1.80%	1.79%	1.79%	1.79%	1.83%
Expenses net of all reductions	1.79%	1.79%	1.79%	1.79%	1.82%
Net investment income (loss)	(.91)%	(.85)%	(1.00)%	(1.20)%	(1.29)%
Supplemental Data
Net assets, end of period (000 omitted)	$669,639	$619,991	$695,374	$761,070	$257,859
Portfolio turnover rateG	81%	64%	67%	80%	111%

 A Calculated based on average shares outstanding during the period.

 B Amount represents less than $.005 per share.

 C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 D Total returns do not include the effect of the contingent deferred sales charge.

 E Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 G Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Fidelity Advisor Health Care Fund Class I

Years ended July 31,	2018	2017	2016	2015	2014
Selected Per–Share Data
Net asset value, beginning of period	$45.35	$41.31	$48.53	$40.22	$33.12
Income from Investment Operations
Net investment income (loss)A	.05	.07	–B	(.09)	(.10)
Net realized and unrealized gain (loss)	9.06	3.97	(4.62)	12.88	10.80
Total from investment operations	9.11	4.04	(4.62)	12.79	10.70
Distributions from net realized gain	(.03)	–	(2.60)	(4.48)	(3.60)
Total distributions	(.03)	–	(2.60)	(4.48)	(3.60)
Redemption fees added to paid in capitalA	–	–B	–B	–B	–B
Net asset value, end of period	$54.43	$45.35	$41.31	$48.53	$40.22
Total ReturnC	20.09%	9.78%	(9.60)%	34.40%	35.21%
Ratios to Average Net AssetsD,E
Expenses before reductions	.79%	.78%	.78%	.79%	.81%
Expenses net of fee waivers, if any	.79%	.78%	.78%	.79%	.81%
Expenses net of all reductions	.78%	.78%	.78%	.78%	.81%
Net investment income (loss)	.10%	.16%	.01%	(.20)%	(.27)%
Supplemental Data
Net assets, end of period (000 omitted)	$1,316,804	$911,005	$658,848	$832,415	$292,654
Portfolio turnover rateF	81%	64%	67%	80%	111%

 A Calculated based on average shares outstanding during the period.

 B Amount represents less than $.005 per share.

 C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 E Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 F Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Fidelity Advisor® Industrials Fund

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The hypothetical investment and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund’s total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

For the periods ended July 31, 2018	Past 1 year	Past 5 years	Past 10 years
Class A (incl. 5.75% sales charge)	9.30%	9.49%	9.90%
Class M (incl. 3.50% sales charge)	11.65%	9.73%	9.88%
Class C (incl. contingent deferred sales charge)	14.13%	9.97%	9.72%
Class I	16.30%	11.10%	10.85%

 Class C shares' contingent deferred sales charges included in the past one year, past five years and past ten years total return figures are 1%, 0% and 0%, respectively.

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity Advisor® Industrials Fund - Class A on July 31, 2008, and the current 5.75% sales charge was paid.

The chart shows how the value of your investment would have changed, and also shows how the S&P 500® Index performed over the same period.

Period Ending Values
$25,693	Fidelity Advisor® Industrials Fund - Class A
$27,551	S&P 500® Index

Fidelity Advisor® Industrials Fund

Management's Discussion of Fund Performance

Market Recap:  The U.S. equity bellwether S&P 500® index gained 16.24% for the 12 months ending July 31, 2018, despite a resurgence in volatility that challenged the multiyear bull market. Stocks maintained their steady growth until a sharp reversal in February, as volatility spiked amid fear that rising inflation and the potential for the economy to overheat would prompt the U.S. Federal Reserve to pick up the pace of interest rate hikes. The index posted its first negative monthly result since October 2016, and then lost further ground in March on fear of a global trade war. The market stabilized in April and turned upward through mid-June, when escalating trade tension between the U.S. and China soured investor sentiment. The resulting uncertainty lingered into July, but strong corporate earnings helped the S&P 500 rise 3.72% that month to cap the period. For the full one-year period, growth handily topped value, while small-caps bested large-caps. By sector, information technology (+28%) led the way, boosted by strong earnings growth from several major index constituents. Consumer discretionary rose roughly 24%, driven by retailers (+49%). Energy (+20%) gained alongside higher oil prices. Laggards were telecommunication services (-2%), consumer staples (0%) and utilities (+3%), defensive groups that struggled amid rising interest rates and a general preference for risk. Real estate (+5%) fared a bit better but still lagged, as did financials, industrials, health care (each up 13%) and materials (+11%).

Comments from Portfolio Manager Tobias Welo:  For the fiscal year, the fund’s share classes (excluding sales charges, if applicable) gained roughly 15% to 16%, outpacing the 14.67% return of the MSCI U.S. IMI Industrials 25/50 Index, but mostly trailing the S&P 500®. Versus the MSCI index, a sizable underweighting in industrial conglomerates – mainly due to relatively less exposure to weak-performing General Electric (-45%) – provided a meaningful performance boost for the fund. GE’s shares had a sizable meltdown amid a change of leadership, its first dividend cut since 2009 and, in the third quarter of 2017, its largest quarterly earnings miss in roughly 17 years. Positioning in construction machinery & heavy trucks also helped, as did our picks in construction & engineering. In the former category, the major boost came from our overweighted stake in Caterpillar (+29%). An out-of-index position in Canada-based commercial jet manufacturer Bombardier (+65%) – which I purchased in January – also aided our relative result. Conversely, positioning in trading companies & distributors, as well as in security & alarm services, detracted. Choices in aerospace & defense and research & consulting services were additional negatives. Among individual stocks, an underweighting in the strong-performing shares of aircraft manufacturer and defense contractor Boeing (+50%) was the fund’s largest relative detractor. Rail-freight hauler CSX (+45%), where we had an underweighting, also worked against us and I exited the position. Home security provider ADT (-11%) – a non-index position I bought and then sold off entirely during the period – detracted as well.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Note to Shareholders:  On February 9, 2018, shareholders approved proposals from the Board of Trustees to eliminate certain sector/industry funds’ fundamental “invests primarily” policies and to modify the fundamental concentration policies for certain funds. The changes took effect on March 1, 2018, and do not impact how the funds are managed.

Fidelity Advisor® Industrials Fund

Investment Summary (Unaudited)

Top Ten Stocks as of July 31, 2018

% of fund's net assets
United Technologies Corp.	6.6
Honeywell International, Inc.	5.7
Union Pacific Corp.	5.3
General Electric Co.	5.0
Northrop Grumman Corp.	4.7
The Boeing Co.	3.9
General Dynamics Corp.	3.7
Ingersoll-Rand PLC	3.2
Fortive Corp.	3.0
Caterpillar, Inc.	2.6
43.7

Top Industries (% of fund's net assets)

As of July 31, 2018
Aerospace & Defense	28.5%
Machinery	20.3%
Industrial Conglomerates	12.0%
Road & Rail	9.5%
Electrical Equipment	7.1%
All Others*	22.6%

* Includes short-term investments and net other assets (liabilities).

Fidelity Advisor® Industrials Fund

Schedule of Investments July 31, 2018

Showing Percentage of Net Assets

Common Stocks - 100.0%
	Shares	Value
Aerospace & Defense - 28.5%
Aerospace & Defense - 28.5%
Bombardier, Inc. Class B (sub. vtg.) (a)	2,759,700	$10,395,149
General Dynamics Corp.	153,862	30,735,473
Huntington Ingalls Industries, Inc.	64,600	15,055,030
Moog, Inc. Class A	60,500	4,538,105
Northrop Grumman Corp.	129,200	38,823,308
Raytheon Co.	100,300	19,862,409
Spirit AeroSystems Holdings, Inc. Class A	76,700	7,152,275
Teledyne Technologies, Inc. (a)	30,765	6,750,456
Textron, Inc.	134,400	9,175,488
The Boeing Co.	91,900	32,743,970
TransDigm Group, Inc.	19,900	7,473,246
United Technologies Corp.	404,051	54,845,883
		237,550,792
Air Freight & Logistics - 3.6%
Air Freight & Logistics - 3.6%
FedEx Corp.	79,100	19,448,317
XPO Logistics, Inc. (a)	102,500	10,221,300
		29,669,617
Airlines - 4.5%
Airlines - 4.5%
Delta Air Lines, Inc.	226,500	12,326,130
Southwest Airlines Co.	287,700	16,732,632
Spirit Airlines, Inc. (a)	195,800	8,505,552
		37,564,314
Building Products - 2.0%
Building Products - 2.0%
A.O. Smith Corp.	76,784	4,570,952
Masco Corp.	309,200	12,470,036
		17,040,988
Commercial Services & Supplies - 3.5%
Diversified Support Services - 1.8%
Cintas Corp.	72,100	14,743,008
Environmental & Facility Services - 1.7%
Waste Connection, Inc. (United States)	185,100	14,365,611

TOTAL COMMERCIAL SERVICES & SUPPLIES		29,108,619

Construction & Engineering - 3.9%
Construction & Engineering - 3.9%
Fluor Corp.	212,500	10,890,625
Jacobs Engineering Group, Inc.	215,900	14,601,317
KBR, Inc.	346,600	6,925,068
		32,417,010
Electrical Equipment - 7.1%
Electrical Components & Equipment - 6.7%
Acuity Brands, Inc.	30,900	4,296,027
AMETEK, Inc.	118,226	9,197,983
Emerson Electric Co.	238,700	17,253,236
Fortive Corp.	304,166	24,965,945
		55,713,191
Heavy Electrical Equipment - 0.4%
Melrose Industries PLC	1,235,402	3,500,877

TOTAL ELECTRICAL EQUIPMENT		59,214,068

Industrial Conglomerates - 12.0%
Industrial Conglomerates - 12.0%
3M Co.	4,300	912,976
General Electric Co.	3,043,748	41,486,285
Honeywell International, Inc.	298,933	47,724,653
ITT, Inc.	180,200	10,211,934
		100,335,848
Machinery - 20.3%
Agricultural & Farm Machinery - 1.5%
Deere & Co.	85,400	12,365,066
Construction Machinery & Heavy Trucks - 7.4%
Allison Transmission Holdings, Inc.	452,800	21,281,600
Caterpillar, Inc.	153,900	22,130,820
PACCAR, Inc.	95,900	6,302,548
WABCO Holdings, Inc. (a)	47,100	5,919,528
Wabtec Corp. (b)	61,100	6,740,552
		62,375,048
Industrial Machinery - 11.4%
Flowserve Corp.	142,000	6,294,860
Gardner Denver Holdings, Inc. (a)	449,600	12,863,056
IDEX Corp.	37,429	5,748,346
Ingersoll-Rand PLC	268,500	26,449,935
Lincoln Electric Holdings, Inc.	61,400	5,767,916
Parker Hannifin Corp.	50,200	8,486,310
Snap-On, Inc.	113,900	19,316,301
The Weir Group PLC	145,600	3,723,725
Xylem, Inc.	81,900	6,270,264
		94,920,713

TOTAL MACHINERY		169,660,827

Professional Services - 2.8%
Research & Consulting Services - 2.8%
Equifax, Inc.	6,400	803,200
IHS Markit Ltd. (a)	263,600	13,978,708
Nielsen Holdings PLC	359,500	8,469,820
		23,251,728
Road & Rail - 9.5%
Railroads - 8.1%
Genesee & Wyoming, Inc. Class A (a)	63,900	5,495,400
Norfolk Southern Corp.	106,000	17,914,000
Union Pacific Corp.	293,400	43,977,726
		67,387,126
Trucking - 1.4%
J.B. Hunt Transport Services, Inc.	44,884	5,381,592
Knight-Swift Transportation Holdings, Inc. Class A	187,800	6,112,890
		11,494,482

TOTAL ROAD & RAIL		78,881,608

Specialty Retail - 1.0%
Home Improvement Retail - 1.0%
Lowe's Companies, Inc.	85,500	8,493,570
Trading Companies & Distributors - 1.3%
Trading Companies & Distributors - 1.3%
Bunzl PLC	134,700	4,004,531
Univar, Inc. (a)	258,900	7,117,161
		11,121,692
TOTAL COMMON STOCKS
(Cost $631,570,508)		834,310,681

Money Market Funds - 0.9%
Fidelity Cash Central Fund, 1.96% (c)	1,369,709	1,369,983
Fidelity Securities Lending Cash Central Fund 1.97% (c)(d)	6,407,358	6,407,999
TOTAL MONEY MARKET FUNDS
(Cost $7,777,982)		7,777,982
TOTAL INVESTMENT IN SECURITIES - 100.9%
(Cost $639,348,490)		842,088,663
NET OTHER ASSETS (LIABILITIES) - (0.9)%		(7,594,256)
NET ASSETS - 100%		$834,494,407

Legend

 (a) Non-income producing

 (b) Security or a portion of the security is on loan at period end.

 (c) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

 (d) Investment made with cash collateral received from securities on loan.

Affiliated Central Funds

Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:

Fund	Income earned
Fidelity Cash Central Fund	$76,571
Fidelity Securities Lending Cash Central Fund	34,062
Total	$110,633

Amounts in the income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line-item in the Statement of Operations if applicable.

Investment Valuation

All investments are categorized as Level 1 under the Fair Value Hierarchy. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

Other Information

Distribution of investments by country or territory of incorporation, as a percentage of Total Net Assets, is as follows (Unaudited):

United States of America	89.9%
Ireland	3.2%
Canada	2.9%
United Kingdom	2.3%
Bermuda	1.7%
100.0%

See accompanying notes which are an integral part of the financial statements.

Fidelity Advisor® Industrials Fund

Financial Statements

Statement of Assets and Liabilities

		July 31, 2018
Assets
Investment in securities, at value (including securities loaned of $6,354,432) — See accompanying schedule: Unaffiliated issuers (cost $631,570,508)	$834,310,681
Fidelity Central Funds (cost $7,777,982)	7,777,982
Total Investment in Securities (cost $639,348,490)		$842,088,663
Receivable for investments sold		1,512,303
Receivable for fund shares sold		755,003
Dividends receivable		620,776
Distributions receivable from Fidelity Central Funds		10,843
Prepaid expenses		9,089
Other receivables		18,905
Total assets		845,015,582
Liabilities
Payable for investments purchased	$1,497,018
Payable for fund shares redeemed	1,846,411
Accrued management fee	366,771
Distribution and service plan fees payable	203,965
Other affiliated payables	154,632
Other payables and accrued expenses	44,378
Collateral on securities loaned	6,408,000
Total liabilities		10,521,175
Net Assets		$834,494,407
Net Assets consist of:
Paid in capital		$578,400,440
Undistributed net investment income		889,880
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		52,463,914
Net unrealized appreciation (depreciation) on investments		202,740,173
Net Assets		$834,494,407
Calculation of Maximum Offering Price
Class A:
Net Asset Value and redemption price per share ($303,200,684 ÷ 7,113,290 shares)		$42.62
Maximum offering price per share (100/94.25 of $42.62)		$45.22
Class M:
Net Asset Value and redemption price per share ($72,142,754 ÷ 1,732,199 shares)		$41.65
Maximum offering price per share (100/96.50 of $41.65)		$43.16
Class C:
Net Asset Value and offering price per share ($138,249,138 ÷ 3,629,677 shares)(a)		$38.09
Class I:
Net Asset Value, offering price and redemption price per share ($320,901,831 ÷ 7,155,770 shares)		$44.85

 (a) Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

		Year ended July 31, 2018
Investment Income
Dividends		$11,586,541
Income from Fidelity Central Funds (including $34,062 from security lending)		110,633
Total income		11,697,174
Expenses
Management fee	$4,597,331
Transfer agent fees	1,616,308
Distribution and service plan fees	2,599,570
Accounting and security lending fees	292,320
Custodian fees and expenses	15,259
Independent trustees' fees and expenses	12,142
Registration fees	83,660
Audit	46,887
Legal	13,189
Miscellaneous	180,730
Total expenses before reductions	9,457,396
Expense reductions	(63,979)
Total expenses after reductions		9,393,417
Net investment income (loss)		2,303,757
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	70,292,101
Fidelity Central Funds	(1,719)
Foreign currency transactions	(45,024)
Total net realized gain (loss)		70,245,358
Change in net unrealized appreciation (depreciation) on investment securities		49,664,575
Net gain (loss)		119,909,933
Net increase (decrease) in net assets resulting from operations		$122,213,690

See accompanying notes which are an integral part of the financial statements.

Statement of Changes in Net Assets

	Year ended July 31, 2018	Year ended July 31, 2017
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$2,303,757	$3,272,070
Net realized gain (loss)	70,245,358	32,815,156
Change in net unrealized appreciation (depreciation)	49,664,575	43,945,008
Net increase (decrease) in net assets resulting from operations	122,213,690	80,032,234
Distributions to shareholders from net investment income	(2,287,828)	(2,760,974)
Distributions to shareholders from net realized gain	(23,731,779)	(36,711,218)
Total distributions	(26,019,607)	(39,472,192)
Share transactions - net increase (decrease)	(77,388,887)	171,262,093
Redemption fees	–	14,879
Total increase (decrease) in net assets	18,805,196	211,837,014
Net Assets
Beginning of period	815,689,211	603,852,197
End of period	$834,494,407	$815,689,211
Other Information
Undistributed net investment income end of period	$889,880	$1,058,375

See accompanying notes which are an integral part of the financial statements.

Financial Highlights

Fidelity Advisor Industrials Fund Class A

Years ended July 31,	2018	2017	2016	2015	2014
Selected Per–Share Data
Net asset value, beginning of period	$37.89	$35.52	$37.06	$36.92	$34.50
Income from Investment Operations
Net investment income (loss)A	.13	.19	.15	.17	.13
Net realized and unrealized gain (loss)	5.87	4.24	1.34	2.76	4.01
Total from investment operations	6.00	4.43	1.49	2.93	4.14
Distributions from net investment income	(.10)	(.16)	(.14)	(.11)	(.15)
Distributions from net realized gain	(1.17)	(1.90)	(2.89)	(2.68)	(1.58)
Total distributions	(1.27)	(2.06)	(3.03)	(2.79)	(1.72)B
Redemption fees added to paid in capitalA	–	–C	–C	–C	–C
Net asset value, end of period	$42.62	$37.89	$35.52	$37.06	$36.92
Total ReturnD,E	15.97%	12.62%	5.04%	8.17%	12.52%
Ratios to Average Net AssetsF,G
Expenses before reductions	1.06%	1.06%	1.06%	1.06%	1.09%
Expenses net of fee waivers, if any	1.06%	1.06%	1.06%	1.06%	1.09%
Expenses net of all reductions	1.05%	1.06%	1.06%	1.06%	1.09%
Net investment income (loss)	.32%	.53%	.45%	.46%	.37%
Supplemental Data
Net assets, end of period (000 omitted)	$303,201	$309,204	$279,055	$333,405	$378,826
Portfolio turnover rateH	61%	57%	53%	70%	57%

 A Calculated based on average shares outstanding during the period.

 B Total distributions of $1.72 per share is comprised of distributions from net investment income of $.146 and distributions from net realized gain of $1.577 per share.

 C Amount represents less than $.005 per share.

 D Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 E Total returns do not include the effect of the sales charges.

 F Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 H Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Fidelity Advisor Industrials Fund Class M

Years ended July 31,	2018	2017	2016	2015	2014
Selected Per–Share Data
Net asset value, beginning of period	$37.03	$34.77	$36.35	$36.29	$33.93
Income from Investment Operations
Net investment income (loss)A	.03	.10	.06	.07	.04
Net realized and unrealized gain (loss)	5.74	4.14	1.31	2.71	3.95
Total from investment operations	5.77	4.24	1.37	2.78	3.99
Distributions from net investment income	–	(.08)	(.06)	(.05)	(.06)
Distributions from net realized gain	(1.15)	(1.90)	(2.89)	(2.67)	(1.58)
Total distributions	(1.15)	(1.98)	(2.95)	(2.72)	(1.63)B
Redemption fees added to paid in capitalA	–	–C	–C	–C	–C
Net asset value, end of period	$41.65	$37.03	$34.77	$36.35	$36.29
Total ReturnD,E	15.70%	12.33%	4.74%	7.88%	12.27%
Ratios to Average Net AssetsF,G
Expenses before reductions	1.32%	1.32%	1.33%	1.33%	1.33%
Expenses net of fee waivers, if any	1.32%	1.32%	1.33%	1.32%	1.33%
Expenses net of all reductions	1.31%	1.32%	1.32%	1.32%	1.33%
Net investment income (loss)	.07%	.27%	.19%	.20%	.12%
Supplemental Data
Net assets, end of period (000 omitted)	$72,143	$87,253	$79,196	$88,116	$90,509
Portfolio turnover rateH	61%	57%	53%	70%	57%

 A Calculated based on average shares outstanding during the period.

 B Total distributions of $1.63 per share is comprised of distributions from net investment income of $.057 and distributions from net realized gain of $1.577 per share.

 C Amount represents less than $.005 per share.

 D Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 E Total returns do not include the effect of the sales charges.

 F Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 H Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Fidelity Advisor Industrials Fund Class C

Years ended July 31,	2018	2017	2016	2015	2014
Selected Per–Share Data
Net asset value, beginning of period	$34.09	$32.24	$34.02	$34.13	$32.08
Income from Investment Operations
Net investment income (loss)A	(.16)	(.08)	(.09)	(.10)	(.13)
Net realized and unrealized gain (loss)	5.28	3.83	1.20	2.54	3.73
Total from investment operations	5.12	3.75	1.11	2.44	3.60
Distributions from net investment income	–	–	–	–	–
Distributions from net realized gain	(1.12)	(1.90)	(2.89)	(2.55)	(1.55)
Total distributions	(1.12)	(1.90)	(2.89)	(2.55)	(1.55)
Redemption fees added to paid in capitalA	–	–B	–B	–B	–B
Net asset value, end of period	$38.09	$34.09	$32.24	$34.02	$34.13
Total ReturnC,D	15.13%	11.76%	4.25%	7.36%	11.71%
Ratios to Average Net AssetsE,F
Expenses before reductions	1.82%	1.82%	1.82%	1.82%	1.83%
Expenses net of fee waivers, if any	1.82%	1.82%	1.82%	1.82%	1.83%
Expenses net of all reductions	1.81%	1.81%	1.81%	1.81%	1.83%
Net investment income (loss)	(.43)%	(.23)%	(.30)%	(.30)%	(.38)%
Supplemental Data
Net assets, end of period (000 omitted)	$138,249	$134,505	$112,425	$141,494	$147,749
Portfolio turnover rateG	61%	57%	53%	70%	57%

 A Calculated based on average shares outstanding during the period.

 B Amount represents less than $.005 per share.

 C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 D Total returns do not include the effect of the contingent deferred sales charge.

 E Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 G Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Fidelity Advisor Industrials Fund Class I

Years ended July 31,	2018	2017	2016	2015	2014
Selected Per–Share Data
Net asset value, beginning of period	$39.80	$37.21	$38.67	$38.42	$35.83
Income from Investment Operations
Net investment income (loss)A	.25	.31	.25	.28	.25
Net realized and unrealized gain (loss)	6.18	4.44	1.42	2.87	4.16
Total from investment operations	6.43	4.75	1.67	3.15	4.41
Distributions from net investment income	(.21)	(.25)	(.24)	(.22)	(.24)
Distributions from net realized gain	(1.17)	(1.90)	(2.89)	(2.68)	(1.58)
Total distributions	(1.38)	(2.16)B	(3.13)	(2.90)	(1.82)
Redemption fees added to paid in capitalA	–	–C	–C	–C	–C
Net asset value, end of period	$44.85	$39.80	$37.21	$38.67	$38.42
Total ReturnD	16.30%	12.91%	5.33%	8.45%	12.82%
Ratios to Average Net AssetsE,F
Expenses before reductions	.80%	.80%	.80%	.80%	.81%
Expenses net of fee waivers, if any	.80%	.80%	.80%	.80%	.81%
Expenses net of all reductions	.79%	.80%	.79%	.79%	.81%
Net investment income (loss)	.59%	.79%	.72%	.72%	.64%
Supplemental Data
Net assets, end of period (000 omitted)	$320,902	$284,727	$133,176	$207,462	$242,772
Portfolio turnover rateG	61%	57%	53%	70%	57%

 A Calculated based on average shares outstanding during the period.

 B Total distributions of $2.16 per share is comprised of distributions from net investment income of $.254 and distributions from net realized gain of $1.901 per share.

 C Amount represents less than $.005 per share.

 D Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 E Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 G Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Fidelity Advisor® Semiconductors Fund

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The hypothetical investment and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund’s total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

For the periods ended July 31, 2018	Past 1 year	Past 5 years	Past 10 years
Class A (incl. 5.75% sales charge)	20.03%	23.06%	15.73%
Class M (incl. 3.50% sales charge)	22.51%	23.24%	15.68%
Class C (incl. contingent deferred sales charge)	25.38%	23.59%	15.54%
Class I	27.74%	24.90%	16.74%

 Class C shares' contingent deferred sales charges included in the past one year, past five years and past ten years total return figures are 1%, 0% and 0%, respectively.

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity Advisor® Semiconductors Fund - Class A on July 31, 2008, and the current 5.75% sales charge was paid.

The chart shows how the value of your investment would have changed, and also shows how the S&P 500® Index performed over the same period.

Period Ending Values
$43,086	Fidelity Advisor® Semiconductors Fund - Class A
$27,551	S&P 500® Index

Fidelity Advisor® Semiconductors Fund

Management's Discussion of Fund Performance

Market Recap:  The U.S. equity bellwether S&P 500® index gained 16.24% for the 12 months ending July 31, 2018, despite a resurgence in volatility that challenged the multiyear bull market. Stocks maintained their steady growth until a sharp reversal in February, as volatility spiked amid fear that rising inflation and the potential for the economy to overheat would prompt the U.S. Federal Reserve to pick up the pace of interest rate hikes. The index posted its first negative monthly result since October 2016, and then lost further ground in March on fear of a global trade war. The market stabilized in April and turned upward through mid-June, when escalating trade tension between the U.S. and China soured investor sentiment. The resulting uncertainty lingered into July, but strong corporate earnings helped the S&P 500 rise 3.72% that month to cap the period. For the full one-year period, growth handily topped value, while small-caps bested large-caps. By sector, information technology (+28%) led the way, boosted by strong earnings growth from several major index constituents. Consumer discretionary rose roughly 24%, driven by retailers (+49%). Energy (+20%) gained alongside higher oil prices. Laggards were telecommunication services (-2%), consumer staples (0%) and utilities (+3%), defensive groups that struggled amid rising interest rates and a general preference for risk. Real estate (+5%) fared a bit better but still lagged, as did financials, industrials, health care (each up 13%) and materials (+11%).

Comments from Portfolio Manager Stephen Barwikowski:  For the fiscal year, the fund’s share classes (excluding sales charges, if applicable) gained roughly 26% to 28%, topping the 25.79% return of the MSCI U.S. IMI Semiconductors & Semiconductor Equipment 25/50 Index, and well ahead of the S&P 500®. Versus the MSCI industry index, stock selection in semiconductors and a sizable underweighting in semiconductor equipment both added measurably to the fund’s performance. ON Semiconductor finished the period as our top relative contributor. The company, a specialist in chips for power management, imaging and analog solutions, enjoyed continued strong demand from the automotive industry, which accounts for more than a third of its revenue. DRAM memory supplier Micron Technology and wireless chipmaker Qualcomm also worked in our favor. Lam Research and Applied Materials, two semiconductor equipment stocks, both underperformed this period, so our fairly large underweightings in these stocks, on average, made them relative contributors. However, we carried overweightings here by period end. Conversely, a cash position of roughly 3%, on average, was the biggest drag on relative performance. Non-index exposure to communications equipment and electronic manufacturing services also detracted. At the stock level, largely avoiding Texas Instruments was the fund’s largest relative detractor. I eliminated our small position in January, but the stock rode a strong overall semiconductor environment. Underweighting graphics chipmaker Nvidia – where I significantly increased the fund’s stake – also hurt, as did overweighting Inphi, a provider of optical components and data-transmission semiconductors.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Fidelity Advisor® Semiconductors Fund

Investment Summary (Unaudited)

Top Ten Stocks as of July 31, 2018

% of fund's net assets
Intel Corp.	18.4
Broadcom, Inc.	11.5
Qualcomm, Inc.	9.3
NVIDIA Corp.	8.6
Lam Research Corp.	4.9
Marvell Technology Group Ltd.	4.9
Applied Materials, Inc.	4.9
Micron Technology, Inc.	4.9
Analog Devices, Inc.	4.2
NXP Semiconductors NV	3.3
74.9

Top Industries (% of fund's net assets)

As of July 31, 2018
Semiconductors & Semiconductor Equipment	90.3%
Electronic Equipment & Components	4.3%
Communications Equipment	1.4%
Technology Hardware, Storage & Peripherals	1.3%
All Others*	2.7%

* Includes short-term investments and net other assets (liabilities).

Fidelity Advisor® Semiconductors Fund

Schedule of Investments July 31, 2018

Showing Percentage of Net Assets

Common Stocks - 97.3%
	Shares	Value
Communications Equipment - 1.4%
Communications Equipment - 1.4%
Finisar Corp. (a)	139,600	$2,352,260
Quantenna Communications, Inc. (a)	125,144	1,993,544
		4,345,804
Electronic Equipment & Components - 4.3%
Electronic Manufacturing Services - 4.2%
Flextronics International Ltd. (a)	144,300	2,014,428
Jabil, Inc.	264,676	7,455,923
TTM Technologies, Inc. (a)	216,100	3,751,496
		13,221,847
Technology Distributors - 0.1%
SYNNEX Corp.	4,900	472,703

TOTAL ELECTRONIC EQUIPMENT & COMPONENTS		13,694,550

Semiconductors & Semiconductor Equipment - 90.3%
Semiconductor Equipment - 11.3%
Advanced Energy Industries, Inc. (a)	13,000	796,120
Applied Materials, Inc.	320,800	15,600,504
Ichor Holdings Ltd. (a)	37,400	785,400
Lam Research Corp.	82,081	15,647,922
MKS Instruments, Inc.	18,900	1,782,270
PDF Solutions, Inc. (a)	60,795	638,348
Xperi Corp.	40,900	680,985
		35,931,549
Semiconductors - 79.0%
Acacia Communications, Inc. (a)(b)	73,000	2,346,220
Advanced Micro Devices, Inc. (a)	121,500	2,227,095
Alpha & Omega Semiconductor Ltd. (a)	69,500	928,520
Ambarella, Inc. (a)(b)	13,100	513,258
Analog Devices, Inc.	139,170	13,379,804
Broadcom, Inc.	165,600	36,725,112
Cirrus Logic, Inc. (a)	36,500	1,578,990
Dialog Semiconductor PLC (a)	137,300	2,381,785
Inphi Corp. (a)(b)	139,538	4,387,075
Intel Corp.	1,213,375	58,363,337
MACOM Technology Solutions Holdings, Inc. (a)(b)	237,000	4,936,710
Marvell Technology Group Ltd.	733,604	15,633,101
MaxLinear, Inc. Class A (a)	321,549	5,566,013
Microchip Technology, Inc.	67,800	6,334,554
Micron Technology, Inc. (a)	295,212	15,584,241
NVIDIA Corp.	111,623	27,332,008
NXP Semiconductors NV (a)	108,499	10,344,295
O2Micro International Ltd. sponsored ADR (a)	60,600	112,110
ON Semiconductor Corp. (a)	338,800	7,470,540
Qorvo, Inc. (a)	18,746	1,532,673
Qualcomm, Inc.	460,326	29,502,293
Renesas Electronics Corp. (a)	117,300	1,044,858
Synaptics, Inc. (a)	37,200	1,864,092
Tower Semiconductor Ltd. (a)	54,100	1,117,165
		251,205,849

TOTAL SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT		287,137,398

Technology Hardware, Storage & Peripherals - 1.3%
Technology Hardware, Storage & Peripherals - 1.3%
Samsung Electronics Co. Ltd.	100,134	4,159,248
TOTAL COMMON STOCKS
(Cost $258,542,498)		309,337,000

Money Market Funds - 4.8%
Fidelity Cash Central Fund, 1.96% (c)	8,960,191	8,961,983
Fidelity Securities Lending Cash Central Fund 1.97% (c)(d)	6,502,724	6,503,374
TOTAL MONEY MARKET FUNDS
(Cost $15,465,156)		15,465,357
TOTAL INVESTMENT IN SECURITIES - 102.1%
(Cost $274,007,654)		324,802,357
NET OTHER ASSETS (LIABILITIES) - (2.1)%		(6,812,351)
NET ASSETS - 100%		$317,990,006

Legend

 (a) Non-income producing

 (b) Security or a portion of the security is on loan at period end.

 (c) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

 (d) Investment made with cash collateral received from securities on loan.

Affiliated Central Funds

Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:

Fund	Income earned
Fidelity Cash Central Fund	$129,173
Fidelity Securities Lending Cash Central Fund	177,446
Total	$306,619

Amounts in the income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line-item in the Statement of Operations if applicable.

Investment Valuation

All investments are categorized as Level 1 under the Fair Value Hierarchy. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

Other Information

Distribution of investments by country or territory of incorporation, as a percentage of Total Net Assets, is as follows (Unaudited):

United States of America	87.8%
Bermuda	5.2%
Netherlands	3.3%
Korea (South)	1.3%
Others (Individually Less Than 1%)	2.4%
100.0%

See accompanying notes which are an integral part of the financial statements.

Fidelity Advisor® Semiconductors Fund

Financial Statements

Statement of Assets and Liabilities

		July 31, 2018
Assets
Investment in securities, at value (including securities loaned of $6,316,535) — See accompanying schedule: Unaffiliated issuers (cost $258,542,498)	$309,337,000
Fidelity Central Funds (cost $15,465,156)	15,465,357
Total Investment in Securities (cost $274,007,654)		$324,802,357
Cash		251,037
Foreign currency held at value (cost $9)		9
Receivable for investments sold		4,498,481
Receivable for fund shares sold		261,710
Dividends receivable		16,010
Distributions receivable from Fidelity Central Funds		14,645
Prepaid expenses		3,187
Other receivables		22,705
Total assets		329,870,141
Liabilities
Payable for investments purchased	$4,432,612
Payable for fund shares redeemed	603,538
Accrued management fee	143,907
Distribution and service plan fees payable	78,181
Other affiliated payables	65,319
Other payables and accrued expenses	53,528
Collateral on securities loaned	6,503,050
Total liabilities		11,880,135
Net Assets		$317,990,006
Net Assets consist of:
Paid in capital		$240,425,776
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		26,769,312
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		50,794,918
Net Assets		$317,990,006
Calculation of Maximum Offering Price
Class A:
Net Asset Value and redemption price per share ($97,882,868 ÷ 3,905,983 shares)		$25.06
Maximum offering price per share (100/94.25 of $25.06)		$26.59
Class M:
Net Asset Value and redemption price per share ($21,829,795 ÷ 907,909 shares)		$24.04
Maximum offering price per share (100/96.50 of $24.04)		$24.91
Class C:
Net Asset Value and offering price per share ($57,915,115 ÷ 2,646,734 shares)(a)		$21.88
Class I:
Net Asset Value, offering price and redemption price per share ($140,362,228 ÷ 5,331,701 shares)		$26.33

 (a) Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

		Year ended July 31, 2018
Investment Income
Dividends		$3,109,969
Interest		3,084
Income from Fidelity Central Funds (including $177,446 from security lending)		306,619
Total income		3,419,672
Expenses
Management fee	$1,517,178
Transfer agent fees	590,805
Distribution and service plan fees	841,269
Accounting and security lending fees	110,724
Custodian fees and expenses	46,894
Independent trustees' fees and expenses	3,664
Registration fees	77,130
Audit	46,445
Legal	6,807
Miscellaneous	94,204
Total expenses before reductions	3,335,120
Expense reductions	(56,139)
Total expenses after reductions		3,278,981
Net investment income (loss)		140,691
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	38,499,853
Fidelity Central Funds	223
Foreign currency transactions	(18,464)
Total net realized gain (loss)		38,481,612
Change in net unrealized appreciation (depreciation) on:
Investment securities:
Unaffiliated issuers	21,918,927
Fidelity Central Funds	(308)
Assets and liabilities in foreign currencies	197
Total change in net unrealized appreciation (depreciation)		21,918,816
Net gain (loss)		60,400,428
Net increase (decrease) in net assets resulting from operations		$60,541,119

See accompanying notes which are an integral part of the financial statements.

Statement of Changes in Net Assets

	Year ended July 31, 2018	Year ended July 31, 2017
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$140,691	$836,854
Net realized gain (loss)	38,481,612	23,781,922
Change in net unrealized appreciation (depreciation)	21,918,816	16,843,356
Net increase (decrease) in net assets resulting from operations	60,541,119	41,462,132
Distributions to shareholders from net investment income	(641,765)	(392,430)
Distributions to shareholders from net realized gain	(23,866,944)	(190,781)
Total distributions	(24,508,709)	(583,211)
Share transactions - net increase (decrease)	60,021,575	90,258,265
Redemption fees	32,964	17,812
Total increase (decrease) in net assets	96,086,949	131,154,998
Net Assets
Beginning of period	221,903,057	90,748,059
End of period	$317,990,006	$221,903,057
Other Information
Undistributed net investment income end of period	$–	$459,047

See accompanying notes which are an integral part of the financial statements.

Financial Highlights

Fidelity Advisor Semiconductors Fund Class A

Years ended July 31,	2018	2017	2016	2015	2014
Selected Per–Share Data
Net asset value, beginning of period	$21.57	$16.50	$15.29	$13.86	$10.33
Income from Investment Operations
Net investment income (loss)A	.02	.11	.09	.03	(.02)
Net realized and unrealized gain (loss)	5.73	5.03	2.67	1.48	3.55
Total from investment operations	5.75	5.14	2.76	1.51	3.53
Distributions from net investment income	(.05)B	(.05)	(.05)	(.01)	–
Distributions from net realized gain	(2.21)B	(.02)	(1.49)	(.07)	–
Total distributions	(2.26)	(.07)	(1.55)C	(.08)	–
Redemption fees added to paid in capitalA,D	–	–	–	–	–
Net asset value, end of period	$25.06	$21.57	$16.50	$15.29	$13.86
Total ReturnE,F	27.35%	31.21%	20.46%	10.85%	34.17%
Ratios to Average Net AssetsG,H
Expenses before reductions	1.15%	1.17%	1.31%	1.28%	1.84%
Expenses net of fee waivers, if any	1.15%	1.17%	1.31%	1.28%	1.40%
Expenses net of all reductions	1.13%	1.16%	1.28%	1.27%	1.39%
Net investment income (loss)	.09%	.55%	.61%	.20%	(.16)%
Supplemental Data
Net assets, end of period (000 omitted)	$97,883	$72,040	$34,066	$38,237	$16,542
Portfolio turnover rateI	133%	99%	185%	156%	156%

 A Calculated based on average shares outstanding during the period.

 B The amounts shown reflect certain reclassifications related to book to tax differences that were made in the year shown.

 C Total distributions of $1.55 per share is comprised of distributions from net investment income of $.053 and distributions from net realized gain of $1.494 per share.

 D Amount represents less than $.005 per share.

 E Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 F Total returns do not include the effect of the sales charges.

 G Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 I Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Fidelity Advisor Semiconductors Fund Class M

Years ended July 31,	2018	2017	2016	2015	2014
Selected Per–Share Data
Net asset value, beginning of period	$20.77	$15.91	$14.81	$13.45	$10.05
Income from Investment Operations
Net investment income (loss)A	(.05)	.04	.04	(.02)	(.05)
Net realized and unrealized gain (loss)	5.50	4.84	2.57	1.44	3.45
Total from investment operations	5.45	4.88	2.61	1.42	3.40
Distributions from net investment income	–B	–	(.04)	–	–
Distributions from net realized gain	(2.18)B	(.02)	(1.47)	(.06)	–
Total distributions	(2.18)	(.02)	(1.51)	(.06)	–
Redemption fees added to paid in capitalA,C	–	–	–	–	–
Net asset value, end of period	$24.04	$20.77	$15.91	$14.81	$13.45
Total ReturnD,E	26.95%	30.72%	20.01%	10.55%	33.83%
Ratios to Average Net AssetsF,G
Expenses before reductions	1.48%	1.53%	1.65%	1.62%	2.19%
Expenses net of fee waivers, if any	1.47%	1.53%	1.65%	1.62%	1.65%
Expenses net of all reductions	1.46%	1.52%	1.62%	1.61%	1.64%
Net investment income (loss)	(.23)%	.20%	.27%	(.14)%	(.42)%
Supplemental Data
Net assets, end of period (000 omitted)	$21,830	$16,127	$9,766	$10,826	$7,144
Portfolio turnover rateH	133%	99%	185%	156%	156%

 A Calculated based on average shares outstanding during the period.

 B The amounts shown reflect certain reclassifications related to book to tax differences that were made in the year shown.

 C Amount represents less than $.005 per share.

 D Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 E Total returns do not include the effect of the sales charges.

 F Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 H Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Fidelity Advisor Semiconductors Fund Class C

Years ended July 31,	2018	2017	2016	2015	2014
Selected Per–Share Data
Net asset value, beginning of period	$19.10	$14.69	$13.80	$12.58	$9.44
Income from Investment Operations
Net investment income (loss)A	(.14)	(.04)	(.02)	(.08)	(.10)
Net realized and unrealized gain (loss)	5.05	4.47	2.37	1.34	3.24
Total from investment operations	4.91	4.43	2.35	1.26	3.14
Distributions from net investment income	–	–	(.02)	–	–
Distributions from net realized gain	(2.13)	(.02)	(1.44)	(.04)	–
Total distributions	(2.13)	(.02)	(1.46)	(.04)	–
Redemption fees added to paid in capitalA,B	–	–	–	–	–
Net asset value, end of period	$21.88	$19.10	$14.69	$13.80	$12.58
Total ReturnC,D	26.38%	30.21%	19.48%	10.03%	33.26%
Ratios to Average Net AssetsE,F
Expenses before reductions	1.91%	1.95%	2.08%	2.06%	2.60%
Expenses net of fee waivers, if any	1.91%	1.95%	2.08%	2.06%	2.15%
Expenses net of all reductions	1.89%	1.94%	2.05%	2.05%	2.14%
Net investment income (loss)	(.67)%	(.23)%	(.16)%	(.58)%	(.91)%
Supplemental Data
Net assets, end of period (000 omitted)	$57,915	$42,684	$21,088	$20,864	$7,381
Portfolio turnover rateG	133%	99%	185%	156%	156%

 A Calculated based on average shares outstanding during the period.

 B Amount represents less than $.005 per share.

 C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 D Total returns do not include the effect of the contingent deferred sales charge.

 E Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 G Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Fidelity Advisor Semiconductors Fund Class I

Years ended July 31,	2018	2017	2016	2015	2014
Selected Per–Share Data
Net asset value, beginning of period	$22.56	$17.24	$15.89	$14.37	$10.68
Income from Investment Operations
Net investment income (loss)A	.10	.17	.14	.08	.01
Net realized and unrealized gain (loss)	5.99	5.26	2.79	1.53	3.68
Total from investment operations	6.09	5.43	2.93	1.61	3.69
Distributions from net investment income	(.11)B	(.09)	(.09)	(.02)	–
Distributions from net realized gain	(2.21)B	(.02)	(1.49)	(.07)	–
Total distributions	(2.32)	(.11)	(1.58)	(.09)	–
Redemption fees added to paid in capitalA,C	–	–	–	–	–
Net asset value, end of period	$26.33	$22.56	$17.24	$15.89	$14.37
Total ReturnD	27.74%	31.62%	20.85%	11.17%	34.55%
Ratios to Average Net AssetsE,F
Expenses before reductions	.86%	.88%	.98%	.98%	1.34%
Expenses net of fee waivers, if any	.86%	.88%	.98%	.98%	1.15%
Expenses net of all reductions	.84%	.87%	.95%	.96%	1.14%
Net investment income (loss)	.38%	.84%	.94%	.51%	.10%
Supplemental Data
Net assets, end of period (000 omitted)	$140,362	$91,052	$25,827	$35,943	$25,050
Portfolio turnover rateG	133%	99%	185%	156%	156%

 A Calculated based on average shares outstanding during the period.

 B The amounts shown reflect certain reclassifications related to book to tax differences that were made in the year shown.

 C Amount represents less than $.005 per share.

 D Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 E Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 G Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Fidelity Advisor® Technology Fund

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The hypothetical investment and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund’s total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

For the periods ended July 31, 2018	Past 1 year	Past 5 years	Past 10 years
Class A (incl. 5.75% sales charge)	18.22%	19.30%	15.54%
Class M (incl. 3.50% sales charge)	20.71%	19.56%	15.52%
Class C (incl. contingent deferred sales charge)	23.48%	19.82%	15.36%
Class I	25.75%	21.10%	16.58%

 Class C shares' contingent deferred sales charges included in the past one year, past five years and past ten years total return figures are 1%, 0% and 0%, respectively.

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity Advisor® Technology Fund - Class A on July 31, 2008, and the current 5.75% sales charge was paid.

The chart shows how the value of your investment would have changed, and also shows how the S&P 500® Index performed over the same period.

Period Ending Values
$42,404	Fidelity Advisor® Technology Fund - Class A
$27,551	S&P 500® Index

Fidelity Advisor® Technology Fund

Management's Discussion of Fund Performance

Market Recap:  The U.S. equity bellwether S&P 500® index gained 16.24% for the 12 months ending July 31, 2018, despite a resurgence in volatility that challenged the multiyear bull market. Stocks maintained their steady growth until a sharp reversal in February, as volatility spiked amid fear that rising inflation and the potential for the economy to overheat would prompt the U.S. Federal Reserve to pick up the pace of interest rate hikes. The index posted its first negative monthly result since October 2016, and then lost further ground in March on fear of a global trade war. The market stabilized in April and turned upward through mid-June, when escalating trade tension between the U.S. and China soured investor sentiment. The resulting uncertainty lingered into July, but strong corporate earnings helped the S&P 500 rise 3.72% that month to cap the period. For the full one-year period, growth handily topped value, while small-caps bested large-caps. By sector, information technology (+28%) led the way, boosted by strong earnings growth from several major index constituents. Consumer discretionary rose roughly 24%, driven by retailers (+49%). Energy (+20%) gained alongside higher oil prices. Laggards were telecommunication services (-2%), consumer staples (0%) and utilities (+3%), defensive groups that struggled amid rising interest rates and a general preference for risk. Real estate (+5%) fared a bit better but still lagged, as did financials, industrials, health care (each up 13%) and materials (+11%).

Comments from Lead Portfolio Manager Charlie Chai:  For the year, the fund’s share classes (excluding sales charges, if applicable) gained about 25% to 26%, trailing the 28.08% return of the MSCI U.S. IMI Information Technology 25/50 Index but handily outpacing the S&P 500®. Versus the MSCI index, stock selection in semiconductors and a large non-index position in electric vehicle maker Tesla were the two biggest detractors from fund performance. Tesla shares took a particularly steep drop in March after reports of a fatal crash in California. Within semiconductors, Taiwan-based Himax Technologies was a significant detractor, as was Austria-based AMS. Both companies supply components for the 3D sensors used in smartphones. Untimely ownership of wireless infrastructure provider Qualcomm also hurt us. Conversely, a large overweighting in application software and stock picking in semiconductor equipment added the most value. Choices in systems software also contributed. An out-of-benchmark stake in GlobalWafers – a Taiwan-based firm that produces silicon wafers for semiconductor manufacturers – was our top relative contributor. We also owned shares of the parent company of GlobalWafers, Sino-American Silicon Products – another non-index holding that strongly contributed. Chip demand rose overall this period, which translated into strong demand for both companies’ products. An underweighting in Facebook also bolstered our relative result.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Note to Shareholders:  On July 14, 2018, Nidhi Gupta became Co-Portfolio Manager of the fund, joining Charlie Chai. The two will manage the fund together until December 31, 2018, at which point Charlie plans to retire and Nidhi will become sole Portfolio Manager.

Fidelity Advisor® Technology Fund

Investment Summary (Unaudited)

Top Ten Stocks as of July 31, 2018

% of fund's net assets
Microsoft Corp.	12.4
NVIDIA Corp.	5.5
Facebook, Inc. Class A	3.8
Salesforce.com, Inc.	3.4
Adobe Systems, Inc.	3.0
Qualcomm, Inc.	2.9
Parametric Technology Corp.	2.9
Alibaba Group Holding Ltd. sponsored ADR	2.7
Electronic Arts, Inc.	2.7
PayPal Holdings, Inc.	2.5
41.8

Top Industries (% of fund's net assets)

As of July 31, 2018
Software	39.3%
Semiconductors & Semiconductor Equipment	20.7%
Internet Software & Services	15.7%
IT Services	5.9%
Electronic Equipment & Components	5.3%
All Others*	13.1%

* Includes short-term investments and net other assets (liabilities).

Fidelity Advisor® Technology Fund

Schedule of Investments July 31, 2018

Showing Percentage of Net Assets

Common Stocks - 96.5%
	Shares	Value
Air Freight & Logistics - 0.1%
Air Freight & Logistics - 0.1%
Best, Inc. ADR	312,800	$3,012,264
Automobiles - 2.0%
Automobile Manufacturers - 2.0%
Tesla, Inc. (a)(b)	150,409	44,842,939
Biotechnology - 0.3%
Biotechnology - 0.3%
BeiGene Ltd. ADR (a)	38,700	7,339,842
Communications Equipment - 0.8%
Communications Equipment - 0.8%
CommScope Holding Co., Inc. (a)	241,600	7,757,776
Hytera Communications Corp. Ltd. Class A	1,379,554	1,931,825
Lumentum Holdings, Inc. (a)	36,000	1,881,000
Palo Alto Networks, Inc. (a)	27,100	5,372,846
		16,943,447
Consumer Finance - 0.1%
Consumer Finance - 0.1%
51 Credit Card, Inc.	824,500	865,567
Diversified Consumer Services - 1.2%
Education Services - 1.2%
China Online Education Group sponsored ADR (a)(b)	2,563	25,630
TAL Education Group ADR (a)	807,142	25,820,473
		25,846,103
Diversified Financial Services - 0.1%
Other Diversified Financial Services - 0.1%
Jianpu Technology, Inc. ADR (a)(b)	559,600	2,887,536
Electrical Equipment - 0.1%
Electrical Components & Equipment - 0.1%
BizLink Holding, Inc.	386,010	2,461,396
Electronic Equipment & Components - 5.3%
Electronic Components - 2.6%
E Ink Holdings, Inc.	4,675,000	6,000,253
Ledlink Optics, Inc.	608,609	728,396
LG Innotek Co. Ltd.	130,522	19,107,013
Murata Manufacturing Co. Ltd.	78,700	13,724,903
Samsung Electro-Mechanics Co. Ltd.	81,809	11,277,970
Taiyo Yuden Co. Ltd.	78,000	2,332,843
Yageo Corp.	165,000	4,213,891
		57,385,269
Electronic Equipment & Instruments - 1.8%
Chroma ATE, Inc.	2,752,173	15,524,340
Hitachi High-Technologies Corp.	156,500	6,382,328
Trimble, Inc. (a)	498,196	17,586,319
		39,492,987
Technology Distributors - 0.9%
Dell Technologies, Inc. (a)	226,560	20,961,331

TOTAL ELECTRONIC EQUIPMENT & COMPONENTS		117,839,587

Equity Real Estate Investment Trusts (REITs) - 0.4%
Diversified REITs - 0.4%
Ant International Co. Ltd. (c)(d)	1,469,829	8,245,741
Internet & Direct Marketing Retail - 1.6%
Internet & Direct Marketing Retail - 1.6%
Amazon.com, Inc. (a)	10,600	18,840,864
Netflix, Inc. (a)	46,500	15,691,425
		34,532,289
Internet Software & Services - 15.0%
Internet Software & Services - 15.0%
Alibaba Group Holding Ltd. sponsored ADR (a)	319,700	59,857,431
Alphabet, Inc.:
Class A (a)	27,087	33,241,708
Class C (a)	27,155	33,054,695
eBay, Inc. (a)	120,300	4,024,035
Envestnet, Inc. (a)	145	8,497
Facebook, Inc. Class A (a)	486,411	83,944,810
GoDaddy, Inc. (a)	173,400	12,765,708
MercadoLibre, Inc.	37,700	12,927,707
NetEase, Inc. ADR	120,500	31,089,000
New Relic, Inc. (a)	52,100	5,090,170
Nutanix, Inc.:
Class A (a)	242,200	11,841,158
Class B (a)(e)	39,963	1,953,791
Okta, Inc. (a)	50,900	2,527,185
SMS Co., Ltd.	624,800	12,684,309
Tencent Holdings Ltd.	116,100	5,284,222
Xunlei Ltd. sponsored ADR (a)	747,844	7,882,276
Yandex NV Series A (a)	340,400	12,240,784
		330,417,486
IT Services - 5.9%
Data Processing & Outsourced Services - 4.7%
Adyen BV (e)	1,200	766,719
FleetCor Technologies, Inc. (a)	105,900	22,980,300
Global Payments, Inc.	68,300	7,688,531
PayPal Holdings, Inc. (a)	671,200	55,132,368
Square, Inc. (a)	220,500	14,255,325
Total System Services, Inc.	38,153	3,492,526
		104,315,769
IT Consulting & Other Services - 1.2%
Cognizant Technology Solutions Corp. Class A	234,209	19,088,034
DXC Technology Co.	86,400	7,321,536
		26,409,570

TOTAL IT SERVICES		130,725,339

Life Sciences Tools & Services - 0.0%
Life Sciences Tools & Services - 0.0%
JHL Biotech, Inc. (a)(c)	387,462	623,365
Machinery - 0.8%
Industrial Machinery - 0.8%
Minebea Mitsumi, Inc.	1,010,700	18,139,159
Professional Services - 0.1%
Human Resource & Employment Services - 0.1%
WageWorks, Inc. (a)	28,744	1,517,683
Semiconductors & Semiconductor Equipment - 20.7%
Semiconductor Equipment - 3.4%
ASM Pacific Technology Ltd.	1,181,400	14,216,145
ASML Holding NV	44,600	9,544,400
ASML Holding NV (Netherlands)	29,000	6,210,884
Ferrotec Holdings Corp.	205,900	3,069,671
Lam Research Corp.	83,000	15,823,120
Screen Holdings Co. Ltd.	76,400	5,573,847
Sino-American Silicon Products, Inc.	6,239,000	21,421,634
SunEdison, Inc. (a)(c)	500	0
		75,859,701
Semiconductors - 17.3%
Advanced Micro Devices, Inc. (a)	1,358,900	24,908,637
ams AG	297,644	21,481,230
ChipMOS TECHNOLOGIES, Inc. sponsored ADR	107,627	1,569,202
Cree, Inc. (a)	137,700	6,492,555
Global Unichip Corp.	14,000	151,761
Himax Technologies, Inc. sponsored ADR (b)	2,132,645	14,096,783
Inphi Corp. (a)(b)	146,800	4,615,392
International Quantum Epitaxy PLC (a)(b)	4,508,942	5,853,111
MACOM Technology Solutions Holdings, Inc. (a)	341,200	7,107,196
Marvell Technology Group Ltd.	2,343,561	49,941,285
Monolithic Power Systems, Inc.	25,201	3,343,669
Nanya Technology Corp.	9,767,000	25,103,371
NVIDIA Corp.	497,150	121,732,149
NXP Semiconductors NV (a)	214,100	20,412,294
Qorvo, Inc. (a)	55,864	4,567,441
Qualcomm, Inc.	992,750	63,625,348
Semtech Corp. (a)	110,998	5,266,855
Silicon Laboratories, Inc. (a)	21,100	2,009,775
Win Semiconductors Corp.	24,000	116,151
		382,394,205

TOTAL SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT		458,253,906

Software - 39.3%
Application Software - 18.2%
Adobe Systems, Inc. (a)	266,116	65,113,263
Atlassian Corp. PLC (a)	33,300	2,411,253
Autodesk, Inc. (a)	350,900	45,069,596
Citrix Systems, Inc. (a)	300,892	33,089,093
Ellie Mae, Inc. (a)	63,400	6,290,548
HubSpot, Inc. (a)	6,900	856,290
Intuit, Inc.	118,400	24,182,016
Kingsoft Corp. Ltd.	818,000	1,980,112
Parametric Technology Corp. (a)	685,340	62,989,599
RealPage, Inc. (a)	5,800	319,580
SailPoint Technologies Holding, Inc. (a)	10,800	260,172
Salesforce.com, Inc. (a)	538,519	73,857,881
SAP SE	93,366	10,866,498
Snap, Inc. Class A (a)(b)	345,000	4,312,500
Splunk, Inc. (a)	55,300	5,314,330
SS&C Technologies Holdings, Inc.	79,200	4,203,144
Ultimate Software Group, Inc. (a)	152,244	42,154,841
Workday, Inc. Class A (a)	60,600	7,515,612
Zendesk, Inc. (a)	211,700	11,531,299
		402,317,627
Home Entertainment Software - 6.9%
Activision Blizzard, Inc.	726,670	53,352,111
Electronic Arts, Inc. (a)	455,400	58,632,750
Nintendo Co. Ltd.	54,800	18,532,651
Nintendo Co. Ltd. ADR	185,900	7,932,353
Take-Two Interactive Software, Inc. (a)	113,500	12,827,770
		151,277,635
Systems Software - 14.2%
Microsoft Corp.	2,588,400	274,577,474
Oracle Corp.	235,900	11,247,712
Red Hat, Inc. (a)	150,400	21,240,992
ServiceNow, Inc. (a)	41,300	7,267,148
		314,333,326

TOTAL SOFTWARE		867,928,588

Technology Hardware, Storage & Peripherals - 2.4%
Technology Hardware, Storage & Peripherals - 2.4%
Apple, Inc.	281,629	53,591,182
Textiles, Apparel & Luxury Goods - 0.3%
Textiles - 0.3%
Pinduoduo, Inc. ADR	321,300	7,258,167
TOTAL COMMON STOCKS
(Cost $1,646,895,292)		2,133,271,586

Convertible Preferred Stocks - 1.5%
Internet& Direct Marketing Retail - 0.8%
Internet & Direct Marketing Retail - 0.8%
China Internet Plus Holdings Ltd.:
Series A-11 (a)(c)(d)	1,516,912	7,584,560
Series B (a)(c)(d)	2,042,487	10,212,435
		17,796,995
Internet Software & Services - 0.7%
Internet Software & Services - 0.7%
Lyft, Inc. Series I (c)(d)	116,442	5,513,983
Uber Technologies, Inc. Series D, 8.00% (a)(c)(d)	232,064	9,282,560
		14,796,543
TOTAL CONVERTIBLE PREFERRED STOCKS
(Cost $21,794,164)		32,593,538

Money Market Funds - 5.2%
Fidelity Cash Central Fund, 1.96% (f)	65,787,133	65,800,290
Fidelity Securities Lending Cash Central Fund 1.97% (f)(g)	49,796,129	49,801,109
TOTAL MONEY MARKET FUNDS
(Cost $115,601,399)		115,601,399
TOTAL INVESTMENT IN SECURITIES - 103.2%
(Cost $1,784,290,855)		2,281,466,523
NET OTHER ASSETS (LIABILITIES) - (3.2)%		(71,363,250)
NET ASSETS - 100%		$2,210,103,273

Legend

 (a) Non-income producing

 (b) Security or a portion of the security is on loan at period end.

 (c) Level 3 security

 (d) Restricted securities - Investment in securities not registered under the Securities Act of 1933 (excluding 144A issues). At the end of the period, the value of restricted securities (excluding 144A issues) amounted to $40,839,279 or 1.8% of net assets.

 (e) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $2,720,510 or 0.1% of net assets.

 (f) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

 (g) Investment made with cash collateral received from securities on loan.

Additional information on each restricted holding is as follows:

Security	Acquisition Date	Acquisition Cost
Ant International Co. Ltd.	5/16/18	$8,245,741
China Internet Plus Holdings Ltd. Series A-11	1/26/15	$4,794,731
China Internet Plus Holdings Ltd. Series B	12/11/15	$7,885,430
Lyft, Inc. Series I	6/27/18	$5,513,983
Uber Technologies, Inc. Series D, 8.00%	6/6/14	$3,600,020

Affiliated Central Funds

Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:

Fund	Income earned
Fidelity Cash Central Fund	$410,994
Fidelity Securities Lending Cash Central Fund	2,696,875
Total	$3,107,869

Amounts in the income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line-item in the Statement of Operations if applicable.

Investment Valuation

The following is a summary of the inputs used, as of July 31, 2018, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

	Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Common Stocks	$2,133,271,586	$2,057,462,376	$66,940,104	$8,869,106
Convertible Preferred Stocks	32,593,538	--	--	32,593,538
Money Market Funds	115,601,399	115,601,399	--	--
Total Investments in Securities:	$2,281,466,523	$2,173,063,775	$66,940,104	$41,462,644

The following is a reconciliation of Investments in Securities and Derivative Instruments for which Level 3 inputs were used in determining value:

Investments in Securities:
Convertible Preferred Stocks
Beginning Balance	$31,464,476
Total Realized Gain (Loss)	--
Total Unrealized Gain (Loss)	(4,384,921)
Cost of Purchases	5,513,983
Proceeds of Sales	--
Amortization/Accretion	--
Transfers in to Level 3	--
Transfers out of Level 3	--
Ending Balance	$32,593,538
The change in unrealized gain (loss) for the period attributable to Level 3 securities held at July 31, 2018	$(4,384,921)
Other Investments in Securities
Beginning Balance	$--
Total Realized Gain (Loss)	--
Total Unrealized Gain (Loss)	(182,355)
Cost of Purchases	8,245,741
Proceeds of Sales	--
Amortization/Accretion	--
Transfers in to Level 3	805,720
Transfers out of Level 3	--
Ending Balance	$8,869,106
The change in unrealized gain (loss) for the period attributable to Level 3 securities held at July 31, 2018	$(182,355)

The information used in the above reconciliation represents fiscal year to date activity for any Investments in Securities identified as using Level 3 inputs at either the beginning or the end of the current fiscal period. Transfers in or out of Level 3 represent the beginning value of any Security or Instrument where a change in the pricing level occurred from the beginning to the end of the period. The cost of purchases and the proceeds of sales may include securities received or delivered through corporate actions or exchanges. Realized and unrealized gains (losses) disclosed in the reconciliation are included in Net Gain (Loss) on the Fund's Statement of Operations.

Other Information

Distribution of investments by country or territory of incorporation, as a percentage of Total Net Assets, is as follows (Unaudited):

United States of America	75.6%
Cayman Islands	9.0%
Japan	4.0%
Taiwan	3.4%
Bermuda	2.3%
Netherlands	2.2%
Korea (South)	1.4%
Austria	1.0%
Others (Individually Less Than 1%)	1.1%
100.0%

See accompanying notes which are an integral part of the financial statements.

Fidelity Advisor® Technology Fund

Financial Statements

Statement of Assets and Liabilities

		July 31, 2018
Assets
Investment in securities, at value (including securities loaned of $47,995,273) — See accompanying schedule: Unaffiliated issuers (cost $1,668,689,456)	$2,165,865,124
Fidelity Central Funds (cost $115,601,399)	115,601,399
Total Investment in Securities (cost $1,784,290,855)		$2,281,466,523
Cash		7,027
Receivable for investments sold		23,455,421
Receivable for fund shares sold		3,394,804
Dividends receivable		945,487
Distributions receivable from Fidelity Central Funds		270,130
Prepaid expenses		21,426
Other receivables		213,882
Total assets		2,309,774,700
Liabilities
Payable for investments purchased	$42,905,737
Payable for fund shares redeemed	4,792,024
Accrued management fee	1,007,136
Distribution and service plan fees payable	586,604
Other affiliated payables	400,082
Other payables and accrued expenses	192,054
Collateral on securities loaned	49,787,790
Total liabilities		99,671,427
Net Assets		$2,210,103,273
Net Assets consist of:
Paid in capital		$1,381,217,007
Accumulated net investment loss		(98,578)
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		331,809,685
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		497,175,159
Net Assets		$2,210,103,273
Calculation of Maximum Offering Price
Class A:
Net Asset Value and redemption price per share ($825,117,701 ÷ 13,668,277 shares)		$60.37
Maximum offering price per share (100/94.25 of $60.37)		$64.05
Class M:
Net Asset Value and redemption price per share ($328,708,871 ÷ 5,743,603 shares)		$57.23
Maximum offering price per share (100/96.50 of $57.23)		$59.31
Class C:
Net Asset Value and offering price per share ($321,615,945 ÷ 6,284,543 shares)(a)		$51.18
Class I:
Net Asset Value, offering price and redemption price per share ($734,660,756 ÷ 11,326,315 shares)		$64.86

 (a) Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

		Year ended July 31, 2018
Investment Income
Dividends		$12,244,702
Income from Fidelity Central Funds (including $2,696,875 from security lending)		3,107,869
Total income		15,352,571
Expenses
Management fee	$10,314,188
Transfer agent fees	3,648,960
Distribution and service plan fees	6,267,323
Accounting and security lending fees	607,942
Custodian fees and expenses	122,026
Independent trustees' fees and expenses	25,040
Registration fees	128,779
Audit	64,703
Legal	23,782
Interest	1,255
Miscellaneous	268,343
Total expenses before reductions	21,472,341
Expense reductions	(216,921)
Total expenses after reductions		21,255,420
Net investment income (loss)		(5,902,849)
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	407,662,954
Fidelity Central Funds	6,578
Foreign currency transactions	(158,798)
Total net realized gain (loss)		407,510,734
Change in net unrealized appreciation (depreciation) on:
Investment securities:
Unaffiliated issuers	2,431,153
Fidelity Central Funds	(2,328)
Assets and liabilities in foreign currencies	(2,561)
Total change in net unrealized appreciation (depreciation)		2,426,264
Net gain (loss)		409,936,998
Net increase (decrease) in net assets resulting from operations		$404,034,149

See accompanying notes which are an integral part of the financial statements.

Statement of Changes in Net Assets

	Year ended July 31, 2018	Year ended July 31, 2017
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$(5,902,849)	$(3,129,929)
Net realized gain (loss)	407,510,734	237,775,079
Change in net unrealized appreciation (depreciation)	2,426,264	196,019,117
Net increase (decrease) in net assets resulting from operations	404,034,149	430,664,267
Distributions to shareholders from net realized gain	(137,302,162)	(16,883,284)
Share transactions - net increase (decrease)	390,532,086	(366,177,411)
Redemption fees	–	16,813
Total increase (decrease) in net assets	657,264,073	47,620,385
Net Assets
Beginning of period	1,552,839,200	1,505,218,815
End of period	$2,210,103,273	$1,552,839,200
Other Information
Accumulated net investment loss end of period	$(98,578)	$(64,088)

See accompanying notes which are an integral part of the financial statements.

Financial Highlights

Fidelity Advisor Technology Fund Class A

Years ended July 31,	2018	2017	2016	2015	2014
Selected Per–Share Data
Net asset value, beginning of period	$52.11	$37.86	$36.83	$36.06	$29.90
Income from Investment Operations
Net investment income (loss)A	(.13)	(.07)	(.10)	(.02)B	(.12)
Net realized and unrealized gain (loss)	12.80	14.95	2.74	3.75	6.70
Total from investment operations	12.67	14.88	2.64	3.73	6.58
Distributions from net investment income	–	–	–	(.02)	–
Distributions from net realized gain	(4.41)	(.63)	(1.61)	(2.94)	(.42)
Total distributions	(4.41)	(.63)	(1.61)	(2.96)	(.42)
Redemption fees added to paid in capitalA	–	–C	–C	–C	–C
Net asset value, end of period	$60.37	$52.11	$37.86	$36.83	$36.06
Total ReturnD,E	25.43%	39.85%	7.86%	10.94%	22.15%
Ratios to Average Net AssetsF,G
Expenses before reductions	1.05%	1.07%	1.09%	1.09%	1.14%
Expenses net of fee waivers, if any	1.05%	1.07%	1.09%	1.09%	1.14%
Expenses net of all reductions	1.04%	1.07%	1.07%	1.08%	1.12%
Net investment income (loss)	(.23)%	(.17)%	(.28)%	(.05)%B	(.35)%
Supplemental Data
Net assets, end of period (000 omitted)	$825,118	$637,315	$480,573	$468,819	$408,687
Portfolio turnover rateH,I	84%	73%I	102%	142%I	186%

 A Calculated based on average shares outstanding during the period.

 B Net investment income per share reflects a large, non-recurring dividend which amounted to $.07 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been (.25) %.

 C Amount represents less than $.005 per share.

 D Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 E Total returns do not include the effect of the sales charges.

 F Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 H Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

 I Portfolio turnover rate excludes securities received or delivered in-kind.

See accompanying notes which are an integral part of the financial statements.

Fidelity Advisor Technology Fund Class M

Years ended July 31,	2018	2017	2016	2015	2014
Selected Per–Share Data
Net asset value, beginning of period	$49.63	$36.14	$35.26	$34.66	$28.79
Income from Investment Operations
Net investment income (loss)A	(.27)	(.18)	(.18)	(.11)B	(.19)
Net realized and unrealized gain (loss)	12.16	14.26	2.61	3.60	6.45
Total from investment operations	11.89	14.08	2.43	3.49	6.26
Distributions from net investment income	–	–	–	–	–
Distributions from net realized gain	(4.29)	(.59)	(1.55)	(2.89)	(.39)
Total distributions	(4.29)	(.59)	(1.55)	(2.89)	(.39)
Redemption fees added to paid in capitalA	–	–C	–C	–C	–C
Net asset value, end of period	$57.23	$49.63	$36.14	$35.26	$34.66
Total ReturnD,E	25.09%	39.50%	7.60%	10.63%	21.89%
Ratios to Average Net AssetsF,G
Expenses before reductions	1.31%	1.33%	1.35%	1.35%	1.38%
Expenses net of fee waivers, if any	1.31%	1.33%	1.35%	1.35%	1.38%
Expenses net of all reductions	1.30%	1.33%	1.34%	1.34%	1.37%
Net investment income (loss)	(.49)%	(.43)%	(.54)%	(.31)%B	(.60)%
Supplemental Data
Net assets, end of period (000 omitted)	$328,709	$274,918	$203,727	$208,192	$196,067
Portfolio turnover rateH,I	84%	73%I	102%	142%I	186%

 A Calculated based on average shares outstanding during the period.

 B Net investment income per share reflects a large, non-recurring dividend which amounted to $.07 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been (.51) %.

 C Amount represents less than $.005 per share.

 D Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 E Total returns do not include the effect of the sales charges.

 F Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 H Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

 I Portfolio turnover rate excludes securities received or delivered in-kind.

See accompanying notes which are an integral part of the financial statements.

Fidelity Advisor Technology Fund Class C

Years ended July 31,	2018	2017	2016	2015	2014
Selected Per–Share Data
Net asset value, beginning of period	$44.86	$32.83	$32.27	$31.99	$26.68
Income from Investment Operations
Net investment income (loss)A	(.49)	(.35)	(.31)	(.25)B	(.33)
Net realized and unrealized gain (loss)	10.95	12.92	2.37	3.29	5.98
Total from investment operations	10.46	12.57	2.06	3.04	5.65
Distributions from net investment income	–	–	–	–	–
Distributions from net realized gain	(4.14)	(.54)	(1.50)	(2.76)	(.34)
Total distributions	(4.14)	(.54)	(1.50)	(2.76)	(.34)
Redemption fees added to paid in capitalA	–	–C	–C	–C	–C
Net asset value, end of period	$51.18	$44.86	$32.83	$32.27	$31.99
Total ReturnD,E	24.48%	38.79%	7.08%	10.07%	21.31%
Ratios to Average Net AssetsF,G
Expenses before reductions	1.81%	1.83%	1.85%	1.84%	1.87%
Expenses net of fee waivers, if any	1.81%	1.83%	1.85%	1.84%	1.87%
Expenses net of all reductions	1.80%	1.82%	1.83%	1.83%	1.86%
Net investment income (loss)	(.99)%	(.93)%	(1.04)%	(.80)%B	(1.09)%
Supplemental Data
Net assets, end of period (000 omitted)	$321,616	$237,583	$151,321	$138,205	$105,499
Portfolio turnover rateH,I	84%	73%I	102%	142%I	186%

 A Calculated based on average shares outstanding during the period.

 B Net investment income per share reflects a large, non-recurring dividend which amounted to $.06 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been (1.00) %.

 C Amount represents less than $.005 per share.

 D Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 E Total returns do not include the effect of the contingent deferred sales charge.

 F Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 H Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

 I Portfolio turnover rate excludes securities received or delivered in-kind.

See accompanying notes which are an integral part of the financial statements.

Fidelity Advisor Technology Fund Class I

Years ended July 31,	2018	2017	2016	2015	2014
Selected Per–Share Data
Net asset value, beginning of period	$55.69	$40.30	$39.03	$38.06	$31.47
Income from Investment Operations
Net investment income (loss)A	.02	.06	.02	.11B	(.02)
Net realized and unrealized gain (loss)	13.71	15.96	2.92	3.96	7.06
Total from investment operations	13.73	16.02	2.94	4.07	7.04
Distributions from net investment income	–	–	–	(.07)	–
Distributions from net realized gain	(4.56)	(.63)	(1.67)	(3.03)	(.45)
Total distributions	(4.56)	(.63)	(1.67)	(3.10)	(.45)
Redemption fees added to paid in capitalA	–	–C	–C	–C	–C
Net asset value, end of period	$64.86	$55.69	$40.30	$39.03	$38.06
Total ReturnD	25.75%	40.26%	8.24%	11.30%	22.55%
Ratios to Average Net AssetsE,F
Expenses before reductions	.78%	.77%	.75%	.75%	.83%
Expenses net of fee waivers, if any	.78%	.77%	.75%	.75%	.83%
Expenses net of all reductions	.77%	.77%	.74%	.74%	.82%
Net investment income (loss)	.03%	.13%	.06%	.29%B	(.05)%
Supplemental Data
Net assets, end of period (000 omitted)	$734,661	$403,024	$669,599	$783,945	$455,612
Portfolio turnover rateG,H	84%	73%H	102%	142%H	186%

 A Calculated based on average shares outstanding during the period.

 B Net investment income per share reflects a large, non-recurring dividend which amounted to $.08 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been .09%.

 C Amount represents less than $.005 per share.

 D Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 E Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 G Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

 H Portfolio turnover rate excludes securities received or delivered in-kind.

See accompanying notes which are an integral part of the financial statements.

Fidelity Advisor® Utilities Fund

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The hypothetical investment and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund’s total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

For the periods ended July 31, 2018	Past 1 year	Past 5 years	Past 10 years
Class A (incl. 5.75% sales charge)	3.53%	8.92%	7.04%
Class M (incl. 3.50% sales charge)	5.70%	9.10%	6.99%
Class C (incl. contingent deferred sales charge)	8.04%	9.39%	6.88%
Class I	10.14%	10.53%	7.98%

 Class C shares' contingent deferred sales charges included in the past one year, past five years and past ten years total return figures are 1%, 0% and 0%, respectively.

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity Advisor® Utilities Fund - Class A on July 31, 2008, and the current 5.75% sales charge was paid.

The chart shows how the value of your investment would have changed, and also shows how the S&P 500® Index performed over the same period.

Period Ending Values
$19,736	Fidelity Advisor® Utilities Fund - Class A
$27,551	S&P 500® Index

Fidelity Advisor® Utilities Fund

Management's Discussion of Fund Performance

Market Recap:  The U.S. equity bellwether S&P 500® index gained 16.24% for the 12 months ending July 31, 2018, despite a resurgence in volatility that challenged the multiyear bull market. Stocks maintained their steady growth until a sharp reversal in February, as volatility spiked amid fear that rising inflation and the potential for the economy to overheat would prompt the U.S. Federal Reserve to pick up the pace of interest rate hikes. The index posted its first negative monthly result since October 2016, and then lost further ground in March on fear of a global trade war. The market stabilized in April and turned upward through mid-June, when escalating trade tension between the U.S. and China soured investor sentiment. The resulting uncertainty lingered into July, but strong corporate earnings helped the S&P 500 rise 3.72% that month to cap the period. For the full one-year period, growth handily topped value, while small-caps bested large-caps. By sector, information technology (+28%) led the way, boosted by strong earnings growth from several major index constituents. Consumer discretionary rose roughly 24%, driven by retailers (+49%). Energy (+20%) gained alongside higher oil prices. Laggards were telecommunication services (-2%), consumer staples (0%) and utilities (+3%), defensive groups that struggled amid rising interest rates and a general preference for risk. Real estate (+5%) fared a bit better but still lagged, as did financials, industrials, health care (each up 13%) and materials (+11%).

Comments from Lead Portfolio Manager Douglas Simmons:  For the fiscal year, the fund's share classes gained roughly 10%, far exceeding the 4.01% result of the sector benchmark, the MSCI U.S. IMI Utilities 25/50 Index, but trailing the S&P® 500 index. In a rising policy interest rate environment, investors shifted their focus to utility stocks valued for their dividend growth and business fundamentals, a number of which were owned by the fund and contributed to fund performance. Versus the MSCI index, a significant overweighting and choices among independent power producers and energy traders – led by the fund's stakes in NRG Energy, AES and Vistra Energy – delivered the biggest boost to the fund's result. As interest rates and commodity prices increased, shares of these stocks rose strongly. Stock selection in electric utilities, including Florida-based NextEra Energy, also added to the fund's relative result. Conversely, choices in multi-utilities detracted. However, the fund's biggest detractor was California-based electric utility PG&E, which was hampered by the potential of litigation relating to the state's October wildfires. I continued to hold a stake in this utility at period end.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Note to Shareholders:  On February 9, 2018, shareholders approved proposals from the Board of Trustees to eliminate certain sector/industry funds' fundamental “invests primarily” policies and to modify the fundamental concentration policies for certain funds. The changes took effect on March 1, 2018, and do not impact how the funds are managed.

Fidelity Advisor® Utilities Fund

Investment Summary (Unaudited)

Top Ten Stocks as of July 31, 2018

% of fund's net assets
NextEra Energy, Inc.	8.8
Evergy, Inc.	6.8
Exelon Corp.	6.6
Dominion Resources, Inc.	6.6
FirstEnergy Corp.	6.1
American Electric Power Co., Inc.	6.0
Public Service Enterprise Group, Inc.	5.6
Entergy Corp.	4.6
Sempra Energy	4.2
Comcast Corp. Class A	3.4
58.7

Top Industries (% of fund's net assets)

As of July 31, 2018
Electric Utilities	55.5%
Multi-Utilities	21.2%
Independent Power and Renewable Electricity Producers	7.4%
Media	4.8%
Diversified Telecommunication Services	3.4%
All Others*	7.7%

* Includes short-term investments and net other assets (liabilities).

Fidelity Advisor® Utilities Fund

Schedule of Investments July 31, 2018

Showing Percentage of Net Assets

Common Stocks - 99.3%
	Shares	Value
Diversified Telecommunication Services - 3.4%
Integrated Telecommunication Services - 3.4%
AT&T, Inc.	351,272	$11,230,166
Electric Utilities - 55.5%
Electric Utilities - 55.5%
American Electric Power Co., Inc.	277,600	19,748,464
Duke Energy Corp.	104,837	8,556,796
Edison International	90,200	6,010,026
El Paso Electric Co.	61,200	3,812,760
Entergy Corp.	185,100	15,044,928
Evergy, Inc.	400,423	22,459,726
Eversource Energy	182,700	11,093,544
Exelon Corp.	515,591	21,912,618
FirstEnergy Corp.	565,360	20,030,705
NextEra Energy, Inc.	172,350	28,875,517
PG&E Corp.	127,871	5,508,683
PPL Corp.	362,623	10,432,664
Vistra Energy Corp. (a)	405,588	9,166,289
		182,652,720
Equity Real Estate Investment Trusts (REITs) - 2.1%
Specialized REITs - 2.1%
InfraReit, Inc.	327,695	6,865,210
Gas Utilities - 2.6%
Gas Utilities - 2.6%
AltaGas Ltd.	32,300	657,248
South Jersey Industries, Inc.	235,804	8,000,830
		8,658,078
Independent Power and Renewable Electricity Producers - 7.4%
Independent Power Producers & Energy Traders - 5.0%
NRG Energy, Inc.	123,872	3,923,026
NRG Yield, Inc. Class C	138,500	2,576,100
The AES Corp.	743,020	9,926,747
		16,425,873
Renewable Electricity - 2.4%
NextEra Energy Partners LP	155,618	7,324,939
Pattern Energy Group, Inc. (b)	27,424	509,264
		7,834,203

TOTAL INDEPENDENT POWER AND RENEWABLE ELECTRICITY PRODUCERS		24,260,076

Media - 4.8%
Cable & Satellite - 3.4%
Comcast Corp. Class A	314,200	11,242,076
Movies & Entertainment - 1.4%
Twenty-First Century Fox, Inc. Class A	103,400	4,653,000

TOTAL MEDIA		15,895,076

Multi-Utilities - 21.2%
Multi-Utilities - 21.2%
Ameren Corp.	16,200	1,005,372
Avangrid, Inc.	108,194	5,416,192
Dominion Resources, Inc.	304,800	21,857,208
Public Service Enterprise Group, Inc.	355,338	18,321,227
SCANA Corp.	236,863	9,472,151
Sempra Energy	119,668	13,832,424
		69,904,574
Oil, Gas & Consumable Fuels - 2.3%
Oil & Gas Storage & Transport - 2.3%
Cheniere Energy Partners LP Holdings LLC	135,097	4,150,180
Cheniere Energy, Inc. (a)	52,566	3,337,941
		7,488,121
TOTAL COMMON STOCKS
(Cost $274,192,271)		326,954,021

Money Market Funds - 1.5%
Fidelity Cash Central Fund, 1.96% (c)	4,484,800	4,485,697
Fidelity Securities Lending Cash Central Fund 1.97% (c)(d)	527,397	527,450
TOTAL MONEY MARKET FUNDS
(Cost $5,013,147)		5,013,147
TOTAL INVESTMENT IN SECURITIES - 100.8%
(Cost $279,205,418)		331,967,168
NET OTHER ASSETS (LIABILITIES) - (0.8)%		(2,738,728)
NET ASSETS - 100%		$329,228,440

Legend

 (a) Non-income producing

 (b) Security or a portion of the security is on loan at period end.

 (c) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

 (d) Investment made with cash collateral received from securities on loan.

Affiliated Central Funds

Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:

Fund	Income earned
Fidelity Cash Central Fund	$62,125
Fidelity Securities Lending Cash Central Fund	2,201
Total	$64,326

Amounts in the income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line-item in the Statement of Operations if applicable.

Investment Valuation

All investments are categorized as Level 1 under the Fair Value Hierarchy. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

See accompanying notes which are an integral part of the financial statements.

Fidelity Advisor® Utilities Fund

Financial Statements

Statement of Assets and Liabilities

		July 31, 2018
Assets
Investment in securities, at value (including securities loaned of $508,818) — See accompanying schedule: Unaffiliated issuers (cost $274,192,271)	$326,954,021
Fidelity Central Funds (cost $5,013,147)	5,013,147
Total Investment in Securities (cost $279,205,418)		$331,967,168
Receivable for fund shares sold		586,097
Dividends receivable		175,018
Distributions receivable from Fidelity Central Funds		12,986
Prepaid expenses		2,975
Other receivables		19,862
Total assets		332,764,106
Liabilities
Payable for investments purchased	$2,266,746
Payable for fund shares redeemed	388,265
Accrued management fee	146,517
Distribution and service plan fees payable	99,689
Other affiliated payables	67,909
Other payables and accrued expenses	39,090
Collateral on securities loaned	527,450
Total liabilities		3,535,666
Net Assets		$329,228,440
Net Assets consist of:
Paid in capital		$245,283,380
Undistributed net investment income		1,958,037
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		29,225,212
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		52,761,811
Net Assets		$329,228,440
Calculation of Maximum Offering Price
Class A:
Net Asset Value and redemption price per share ($173,998,638 ÷ 5,515,940 shares)		$31.54
Maximum offering price per share (100/94.25 of $31.54)		$33.46
Class M:
Net Asset Value and redemption price per share ($46,668,564 ÷ 1,477,654 shares)		$31.58
Maximum offering price per share (100/96.50 of $31.58)		$32.73
Class C:
Net Asset Value and offering price per share ($53,099,459 ÷ 1,723,430 shares)(a)		$30.81
Class I:
Net Asset Value, offering price and redemption price per share ($55,461,779 ÷ 1,721,656 shares)		$32.21

 (a) Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

		Year ended July 31, 2018
Investment Income
Dividends		$8,432,476
Income from Fidelity Central Funds (including $2,201 from security lending)		64,326
Total income		8,496,802
Expenses
Management fee	$1,671,023
Transfer agent fees	698,158
Distribution and service plan fees	1,176,191
Accounting and security lending fees	120,286
Custodian fees and expenses	6,482
Independent trustees' fees and expenses	4,478
Registration fees	65,253
Audit	45,695
Legal	4,702
Miscellaneous	74,973
Total expenses before reductions	3,867,241
Expense reductions	(65,623)
Total expenses after reductions		3,801,618
Net investment income (loss)		4,695,184
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	38,777,223
Fidelity Central Funds	275
Foreign currency transactions	3,222
Total net realized gain (loss)		38,780,720
Change in net unrealized appreciation (depreciation) on:
Investment securities:
Unaffiliated issuers	(15,073,640)
Assets and liabilities in foreign currencies	(163)
Total change in net unrealized appreciation (depreciation)		(15,073,803)
Net gain (loss)		23,706,917
Net increase (decrease) in net assets resulting from operations		$28,402,101

See accompanying notes which are an integral part of the financial statements.

Statement of Changes in Net Assets

	Year ended July 31, 2018	Year ended July 31, 2017
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$4,695,184	$5,298,095
Net realized gain (loss)	38,780,720	8,737,250
Change in net unrealized appreciation (depreciation)	(15,073,803)	9,995,559
Net increase (decrease) in net assets resulting from operations	28,402,101	24,030,904
Distributions to shareholders from net investment income	(4,657,557)	(5,090,651)
Distributions to shareholders from net realized gain	(6,020,491)	–
Total distributions	(10,678,048)	(5,090,651)
Share transactions - net increase (decrease)	(595,170)	(74,927,988)
Redemption fees	–	11,601
Total increase (decrease) in net assets	17,128,883	(55,976,134)
Net Assets
Beginning of period	312,099,557	368,075,691
End of period	$329,228,440	$312,099,557
Other Information
Undistributed net investment income end of period	$1,958,037	$2,020,917

See accompanying notes which are an integral part of the financial statements.

Financial Highlights

Fidelity Advisor Utilities Fund Class A

Years ended July 31,	2018	2017	2016	2015	2014
Selected Per–Share Data
Net asset value, beginning of period	$29.74	$27.59	$25.48	$26.77	$23.48
Income from Investment Operations
Net investment income (loss)A	.49	.50	.44	.44	.41
Net realized and unrealized gain (loss)	2.38	2.14	2.75	.18	3.35
Total from investment operations	2.87	2.64	3.19	.62	3.76
Distributions from net investment income	(.49)	(.49)	(.46)	(.38)	(.46)
Distributions from net realized gain	(.58)	–	(.61)	(1.52)	(.01)
Total distributions	(1.07)	(.49)	(1.08)B	(1.91)C	(.47)
Redemption fees added to paid in capitalA	–	–D	–D	–D	–D
Net asset value, end of period	$31.54	$29.74	$27.59	$25.48	$26.77
Total ReturnE,F	9.84%	9.87%	13.49%	2.01%	16.38%
Ratios to Average Net AssetsG,H
Expenses before reductions	1.12%	1.12%	1.13%	1.13%	1.16%
Expenses net of fee waivers, if any	1.11%	1.12%	1.13%	1.13%	1.16%
Expenses net of all reductions	1.09%	1.11%	1.12%	1.11%	1.15%
Net investment income (loss)	1.66%	1.87%	1.78%	1.65%	1.64%
Supplemental Data
Net assets, end of period (000 omitted)	$173,999	$160,040	$178,116	$140,148	$154,134
Portfolio turnover rateI	106%	37%	73%	105%	112%

 A Calculated based on average shares outstanding during the period.

 B Total distributions of $1.08 per share is comprised of distributions from net investment income of $.462 and distributions from net realized gain of $.613 per share.

 C Total distributions of $1.91 per share is comprised of distributions from net investment income of $.384 and distributions from net realized gain of $1.524 per share.

 D Amount represents less than $.005 per share.

 E Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 F Total returns do not include the effect of the sales charges.

 G Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 I Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Fidelity Advisor Utilities Fund Class M

Years ended July 31,	2018	2017	2016	2015	2014
Selected Per–Share Data
Net asset value, beginning of period	$29.77	$27.62	$25.49	$26.78	$23.50
Income from Investment Operations
Net investment income (loss)A	.41	.42	.36	.36	.34
Net realized and unrealized gain (loss)	2.38	2.14	2.77	.18	3.35
Total from investment operations	2.79	2.56	3.13	.54	3.69
Distributions from net investment income	(.40)	(.41)	(.39)	(.31)	(.40)
Distributions from net realized gain	(.58)	–	(.61)	(1.52)	(.01)
Total distributions	(.98)	(.41)	(1.00)	(1.83)	(.41)
Redemption fees added to paid in capitalA	–	–B	–B	–B	–B
Net asset value, end of period	$31.58	$29.77	$27.62	$25.49	$26.78
Total ReturnC,D	9.53%	9.51%	13.19%	1.72%	15.99%
Ratios to Average Net AssetsE,F
Expenses before reductions	1.41%	1.41%	1.43%	1.42%	1.45%
Expenses net of fee waivers, if any	1.41%	1.41%	1.43%	1.42%	1.45%
Expenses net of all reductions	1.39%	1.41%	1.42%	1.41%	1.44%
Net investment income (loss)	1.36%	1.57%	1.47%	1.35%	1.35%
Supplemental Data
Net assets, end of period (000 omitted)	$46,669	$48,152	$56,403	$46,366	$49,272
Portfolio turnover rateG	106%	37%	73%	105%	112%

 A Calculated based on average shares outstanding during the period.

 B Amount represents less than $.005 per share.

 C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 D Total returns do not include the effect of the sales charges.

 E Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 G Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Fidelity Advisor Utilities Fund Class C

Years ended July 31,	2018	2017	2016	2015	2014
Selected Per–Share Data
Net asset value, beginning of period	$29.07	$26.98	$24.91	$26.23	$23.03
Income from Investment Operations
Net investment income (loss)A	.26	.29	.25	.23	.23
Net realized and unrealized gain (loss)	2.33	2.09	2.70	.19	3.29
Total from investment operations	2.59	2.38	2.95	.42	3.52
Distributions from net investment income	(.27)	(.29)	(.27)	(.22)	(.31)
Distributions from net realized gain	(.58)	–	(.61)	(1.52)	(.01)
Total distributions	(.85)	(.29)	(.88)	(1.74)	(.32)
Redemption fees added to paid in capitalA	–	–B	–B	–B	–B
Net asset value, end of period	$30.81	$29.07	$26.98	$24.91	$26.23
Total ReturnC,D	9.04%	9.01%	12.64%	1.29%	15.52%
Ratios to Average Net AssetsE,F
Expenses before reductions	1.87%	1.87%	1.88%	1.88%	1.89%
Expenses net of fee waivers, if any	1.87%	1.87%	1.88%	1.88%	1.89%
Expenses net of all reductions	1.85%	1.86%	1.88%	1.86%	1.88%
Net investment income (loss)	.90%	1.11%	1.02%	.89%	.91%
Supplemental Data
Net assets, end of period (000 omitted)	$53,099	$56,964	$70,957	$52,172	$54,810
Portfolio turnover rateG	106%	37%	73%	105%	112%

 A Calculated based on average shares outstanding during the period.

 B Amount represents less than $.005 per share.

 C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 D Total returns do not include the effect of the contingent deferred sales charge.

 E Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 G Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Fidelity Advisor Utilities Fund Class I

Years ended July 31,	2018	2017	2016	2015	2014
Selected Per–Share Data
Net asset value, beginning of period	$30.35	$28.14	$25.97	$27.24	$23.87
Income from Investment Operations
Net investment income (loss)A	.59	.59	.53	.52	.51
Net realized and unrealized gain (loss)	2.43	2.17	2.78	.20	3.39
Total from investment operations	3.02	2.76	3.31	.72	3.90
Distributions from net investment income	(.58)	(.55)	(.53)	(.46)	(.52)
Distributions from net realized gain	(.58)	–	(.61)	(1.52)	(.01)
Total distributions	(1.16)	(.55)	(1.14)	(1.99)B	(.53)
Redemption fees added to paid in capitalA	–	–C	–C	–C	–C
Net asset value, end of period	$32.21	$30.35	$28.14	$25.97	$27.24
Total ReturnD	10.14%	10.17%	13.81%	2.35%	16.74%
Ratios to Average Net AssetsE,F
Expenses before reductions	.84%	.85%	.84%	.83%	.85%
Expenses net of fee waivers, if any	.84%	.85%	.84%	.83%	.85%
Expenses net of all reductions	.82%	.84%	.84%	.81%	.84%
Net investment income (loss)	1.93%	2.14%	2.06%	1.94%	1.95%
Supplemental Data
Net assets, end of period (000 omitted)	$55,462	$46,943	$62,600	$31,710	$46,135
Portfolio turnover rateG	106%	37%	73%	105%	112%

 A Calculated based on average shares outstanding during the period.

 B Total distributions of $1.99 per share is comprised of distributions from net investment income of $.463 and distributions from net realized gain of $1.524 per share.

 C Amount represents less than $.005 per share.

 D Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 E Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 G Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Notes to Financial Statements

For the period ended July 31, 2018

1. Organization.

Fidelity Advisor Biotechnology Fund, Fidelity Advisor Communications Equipment Fund, Fidelity Advisor Consumer Discretionary Fund, Fidelity Advisor Energy Fund, Fidelity Advisor Financial Services Fund, Fidelity Advisor Health Care Fund, Fidelity Advisor Industrials Fund, Fidelity Advisor Semiconductors Fund, Fidelity Advisor Technology Fund and Fidelity Advisor Utilities Fund (the Funds) are funds of Fidelity Advisor Series VII (the Trust) and are authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Funds are non-diversified with the exception of Fidelity Advisor Financial Services Fund and Fidelity Advisor Health Care Fund. Each Fund offers Class A, Class M, Class C, and Class I shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class.

2. Investments in Fidelity Central Funds.

The Funds invest in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Funds' Schedules of Investments list each of the Fidelity Central Funds held as of period end, if any, as an investment of each Fund, but do not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, each Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of the investment adviser. Annualized expenses of the Money Market Central Funds as of their most recent shareholder report date are less than .005%.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Funds' Report of Independent Registered Public Accounting Firm, are available on the SEC website or upon request.

3. Significant Accounting Policies.

Each Fund is an investment company and applies the accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services – Investments Companies. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Funds:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has delegated the day to day responsibility for the valuation of each Fund's investments to the Fair Value Committee (the Committee) established by each Fund's investment adviser. In accordance with valuation policies and procedures approved by the Board, each Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees each Fund's valuation policies and procedures and reports to the Board on the Committee's activities and fair value determinations. The Board monitors the appropriateness of the procedures used in valuing each Fund's investments and ratifies the fair value determinations of the Committee.

Each Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

  Level 1 – quoted prices in active markets for identical investments
  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
  Level 3 – unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value each Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. Utilizing these techniques may result in transfers between Level 1 and Level 2. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy. Equity securities, including restricted securities, for which observable inputs are not available are valued using alternate valuation approaches, including the market approach and the income approach and are categorized as Level 3 in the hierarchy. The market approach generally consists of using comparable market transactions while the income approach generally consists of using the net present value of estimated future cash flows, adjusted as appropriate for liquidity, credit, market and/or other risk factors.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

The following provides information on Level 3 securities held by Fidelity Advisor Biotechnology Fund and Fidelity Advisor Technology Fund that were valued at period end based on unobservable inputs. These amounts exclude valuations provided by a broker.

Fidelity Advisor Biotechnology Fund:

Asset Type	Fair Value	Valuation Technique (s)	Unobservable Input	Amount or Range / Weighted Average	Impact to Valuation from an Increase in Input(a)
Equities	$51,551,620	Market Comparable	Transaction price	$3.79 - $132.95 / $23.18	Increase
			Proxy premium	28.2%	Increase
		Market approach	Transaction price	$2.15 - $142.88 / $35.37	Increase
		Discount cash flow	Discount rate	8.0%	Decrease
			Discount for lack of marketability	10.0%	Decrease
		Recovery value	Recovery value	0.0%	Increase

 (a) Represents the expected directional change in the fair value of the Level 3 investments that would result from an increase in the corresponding input. A decrease to the unobservable input would have the opposite effect. Significant changes in these inputs could result in significantly higher or lower fair value measurements.

Fidelity Advisor Technology Fund:

Asset Type	Fair Value	Valuation Technique (s)	Unobservable Input	Amount or Range / Weighted Average	Impact to Valuation from an Increase in Input(a)
Equities	$41,462,644	Market Comparable	Enterprise value/Gross Profit multiple (EV/GP)	4.3	Increase
			Discount rate	57.0%	Decrease
			Discount for lack of marketability	10.0%	Decrease
		Market approach	Transaction price	$5.61 - $47.35 / $29.45	Increase
			Discount for the lack of marketability	20.0%	Decrease
		Recovery value	Recovery value	0.0%	Increase

 (a) Represents the expected directional change in the fair value of the Level 3 investments that would result from an increase in the corresponding input. A decrease to the unobservable input would have the opposite effect. Significant changes in these inputs could result in significantly higher or lower fair value measurements.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of July 31, 2018, as well as a roll forward of Level 3 investments, is included at the end of each applicable Fund's Schedule of Investments.

Foreign Currency. The Funds may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Funds' investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and for certain Funds include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Funds are informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Certain distributions received by the Funds represent a return of capital or capital gain. The Funds determine the components of these distributions subsequent to the ex-dividend date, based upon receipt of tax filings or other correspondence relating to the underlying investment. These distributions are recorded as a reduction of cost of investments and/or as a realized gain. During the period, dividend income has been reduced $779,765 for Fidelity Advisor Semiconductors Fund, with a corresponding increase to net unrealized appreciation (depreciation) as a result of a change in the prior period estimate, which had no impact on the total net assets or total return of the Fund. Interest income is accrued as earned and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Class Allocations and Expenses. Investment income, realized and unrealized capital gains and losses, common expenses of each Fund, and certain fund-level expense reductions, if any, are allocated daily on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of each Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions may also differ by class. For the reporting period, the allocated portion of income and expenses to each class as a percent of its average net assets may vary due to the timing of recording these transactions in relation to fluctuating net assets of the classes. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Deferred Trustee Compensation. Under a Deferred Compensation Plan (the Plan) for Fidelity Advisor Energy Fund and Fidelity Advisor Technology Fund, certain independent Trustees have elected to defer receipt of a portion of their annual compensation. Deferred amounts are invested in a cross-section of Fidelity funds, are marked-to-market and remain in the Fund until distributed in accordance with the Plan. The investment of deferred amounts and the offsetting payable to the Trustees of $60,806 for Fidelity Advisor Energy Fund and $97,328 for Fidelity Advisor Technology Fund are included in the accompanying Statement of Assets and Liabilities in other receivables and other payables and accrued expenses, respectively.

Income Tax Information and Distributions to Shareholders. Each year, each Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of July 31, 2018, each Fund did not have any unrecognized tax benefits in the financial statements; nor is each Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. Each Fund files a U.S. federal tax return, in addition to state and local tax returns as required. Each Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on each Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests. Fidelity Advisor Energy Fund is subject to a tax imposed on capital gains by certain countries in which it invests. An estimated deferred tax liability for net unrealized appreciation on the applicable securities is included in Other payables and accrued expenses on each applicable Fund's Statement of Assets & Liabilities.

Distributions are declared and recorded on the ex-dividend date. Income and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences resulted in distribution reclassifications. In addition, certain Funds claimed a portion of the payment made to redeeming shareholders as a distribution for income tax purposes.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, certain foreign taxes, passive foreign investment companies (PFIC), deferred trustees compensation, net operating losses, capital loss carryforwards, partnerships, losses deferred due to wash sales and excise tax regulations.

As of period end, the cost and unrealized appreciation (depreciation) in securities, and derivatives if applicable, for federal income tax purposes were as follows for each Fund:

	Tax cost	Gross unrealized appreciation	Gross unrealized depreciation	Net unrealized appreciation (depreciation)
Fidelity Advisor Biotechnology Fund	$2,140,477,411	$ 835,631,622	$(97,059,813)	$ 738,571,809
Fidelity Advisor Communications Equipment Fund	18,538,705	4,970,202	(569,767)	4,400,435
Fidelity Advisor Consumer Discretionary Fund	294,793,939	120,804,416	(7,807,732)	112,996,684
Fidelity Advisor Energy Fund	754,338,932	236,330,149	(16,455,524)	219,874,625
Fidelity Advisor Financial Services Fund	462,417,032	65,500,113	(13,783,301)	51,716,812
Fidelity Advisor Health Care Fund	2,391,616,703	959,254,304	(59,634,906)	899,619,398
Fidelity Advisor Industrials Fund	640,968,485	219,134,730	(18,014,552)	201,120,178
Fidelity Advisor Semiconductors Fund	275,754,683	58,175,269	(9,127,595)	49,047,674
Fidelity Advisor Technology Fund	1,787,403,129	539,902,673	(45,839,279)	494,063,394
Fidelity Advisor Utilities Fund	281,870,121	52,622,410	(2,525,363)	50,097,047

The tax-based components of distributable earnings as of period end were as follows for each Fund:

	Undistributed ordinary income	Undistributed long-term capital gain	Capital loss carryforward	Net unrealized appreciation (depreciation) on securities and other investments
Fidelity Advisor Biotechnology Fund	$–	$–	$(63,793,493)	$ 738,571,818
Fidelity Advisor Communications Equipment Fund	–	882,814	–	4,400,437
Fidelity Advisor Consumer Discretionary Fund	–	3,866,906	–	112,995,770
Fidelity Advisor Energy Fund	811,508	–	(170,118,670)	218,633,621
Fidelity Advisor Financial Services Fund	817,591	8,561,326	–	51,716,812
Fidelity Advisor Health Care Fund	–	128,996,655	–	899,600,399
Fidelity Advisor Industrials Fund	889,880	54,083,909	–	201,120,178
Fidelity Advisor Semiconductors Fund	12,515,505	16,000,835	–	49,047,889
Fidelity Advisor Technology Fund	61,547,674	273,374,287	–	494,061,634
Fidelity Advisor Utilities Fund	2,893,520	30,954,431	–	50,097,107

Capital loss carryforwards are only available to offset future capital gains of the Funds to the extent provided by regulations and may be limited. Under the Regulated Investment Company Modernization Act of 2010 (the Act), the Funds are permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period and such capital losses are required to be used prior to any losses that expire. The capital loss carryforward information presented below, including any applicable limitation, is estimated as of fiscal period end and is subject to adjustment.

	No expiration
	Short-term	Long-term	Total no expiration	Total capital loss carryfoward
Fidelity Advisor Biotechnology Fund	$(63,793,493)	$–	$(63,793,493)	$(63,793,493)
Fidelity Advisor Energy Fund	$(104,186,750)	$(65,931,921)	$(170,118,671)	$(170,118,671)

Certain of the Funds intend to elect to defer to the next fiscal year ordinary losses recognized during the period January 1, 2018 to July 31, 2018. Loss deferrals were as follows:

Ordinary losses
Fidelity Advisor Biotechnology Fund	$8,149,824
Fidelity Advisor Consumer Discretionary Fund	96,300
Fidelity Advisor Health Care Fund	7,538,744

The tax character of distributions paid was as follows:

July 31, 2018
	Ordinary Income	Long-term Capital Gains	Total
Fidelity Advisor Communications Equipment Fund	235,802	386,561	622,363
Fidelity Advisor Consumer Discretionary Fund	–	–	–
Fidelity Advisor Energy Fund	11,808,589	–	11,808,589
Fidelity Advisor Financial Services Fund	1,462,904	–	1,462,904
Fidelity Advisor Health Care Fund	585,049	–	585,049
Fidelity Advisor Industrials Fund	3,086,519	22,933,088	26,019,607
Fidelity Advisor Semiconductors Fund	9,653,263	14,855,446	24,508,709
Fidelity Advisor Technology Fund	66,899,337	70,402,825	137,302,162
Fidelity Advisor Utilities Fund	4,657,557	6,020,491	10,678,048

July 31, 2017
	Ordinary Income	Long-term Capital Gains	Total
Fidelity Advisor Communications Equipment Fund	70,636	269,855	340,491
Fidelity Advisor Consumer Discretionary Fund	1,067,067	–	1,067,067
Fidelity Advisor Energy Fund	2,140,939	–	2,140,939
Fidelity Advisor Financial Services Fund	502,160	–	502,160
Fidelity Advisor Health Care Fund	–	–	–
Fidelity Advisor Industrials Fund	2,760,974	36,711,218	39,472,192
Fidelity Advisor Semiconductors Fund	392,430	190,781	583,211
Fidelity Advisor Technology Fund	4,575,606	12,307,678	16,883,284
Fidelity Advisor Utilities Fund	5,090,651	–	5,090,651

Short-Term Trading (Redemption) Fees. Shares held by investors in Fidelity Advisor Communications Equipment Fund and Fidelity Advisor Semiconductors Fund less than 30 days may be subject to a redemption fee equal to .75% of the NAV of shares redeemed. All redemption fees, which reduce the proceeds of the shareholder redemption, are retained by the Funds and accounted for as an addition to paid in capital. In November 2017, the Board of Trustees approved the elimination of these redemption fees effective December 18, 2017.

Restricted Securities. The Funds may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of each applicable Fund's Schedule of Investments.

Consolidated Subsidiary. Fidelity Advisor Biotechnology Fund invests in certain investments through a wholly-owned subsidiary ("Subsidiary"), which may be subject to federal and state taxes upon disposition.

As of period end, the Fund held an investment of $16,187,253 in this Subsidiary, representing .58% of the Fund's net assets. The financial statements have been consolidated and include accounts of the Fund and the Subsidiary. Accordingly, all inter-company transactions and balances have been eliminated.

Any cash held by the Subsidiary is restricted as to its use and is presented as Restricted cash in the Statement of Assets and Liabilities.

4. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, are noted in the table below.

	Purchases ($)	Sales ($)
Fidelity Advisor Biotechnology Fund	1,190,350,985	1,491,426,455
Fidelity Advisor Communications Equipment Fund	11,625,430	10,329,177
Fidelity Advisor Consumer Discretionary Fund	248,006,866	191,044,868
Fidelity Advisor Energy Fund	497,849,377	607,607,980
Fidelity Advisor Financial Services Fund	298,289,065	208,880,229
Fidelity Advisor Health Care Fund	2,299,283,671	2,258,545,011
Fidelity Advisor Industrials Fund	516,448,346	602,482,482
Fidelity Advisor Semiconductors Fund	394,592,396	357,089,294
Fidelity Advisor Technology Fund	1,778,076,275	1,561,699,935
Fidelity Advisor Utilities Fund	324,428,501	333,444,521

5. Fees and Other Transactions with Affiliates.

Management Fee. Fidelity SelectCo, LLC (the investment adviser) and its affiliates provide the Funds with investment management related services for which the Funds pay a monthly management fee. The management fee is the sum of an individual fund fee rate and an annualized group fee rate. The individual fund fee rate is applied to each Fund's average net assets. The group fee rate is based upon the average net assets of all the mutual funds advised by Fidelity Management & Research Company (FMR) and the investment adviser. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the reporting period, each Fund's annual management fee rate expressed as a percentage of each Fund's average net assets was as follows:

	Individual Rate	Group Rate	Total
Fidelity Advisor Biotechnology Fund	.30%	.24%	.54%
Fidelity Advisor Communications Equipment Fund	.30%	.24%	.54%
Fidelity Advisor Consumer Discretionary Fund	.30%	.24%	.54%
Fidelity Advisor Energy Fund	.30%	.24%	.54%
Fidelity Advisor Financial Services Fund	.30%	.24%	.54%
Fidelity Advisor Health Care Fund	.30%	.24%	.54%
Fidelity Advisor Industrials Fund	.30%	.24%	.54%
Fidelity Advisor Semiconductors Fund	.30%	.24%	.54%
Fidelity Advisor Technology Fund	.30%	.24%	.54%
Fidelity Advisor Utilities Fund	.30%	.24%	.54%

Distribution and Service Plan Fees. In accordance with Rule 12b-1 of the 1940 Act, each Fund has adopted separate Distribution and Service Plans for each class of shares, except for the Class I. Certain classes pay Fidelity Distributors Corporation (FDC), an affiliate of the investment adviser, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition, FDC may pay financial intermediaries for selling shares of each Fund and providing shareholder support services. For the period, the Distribution and Service Fee rates, total fees and amounts retained by FDC were as follows:

	Distribution Fee	Service Fee	Total Fees	Retained by FDC
Fidelity Advisor Biotechnology Fund
Class A	-%	.25%	$1,927,093	$45,207
Class M	.25%	.25%	648,020	438
Class C	.75%	.25%	5,711,087	486,015
			$8,286,200	$531,660
Fidelity Advisor Communications Equipment Fund
Class A	-%	.25%	$17,012	$1,147
Class M	.25%	.25%	23,334	128
Class C	.75%	.25%	33,323	4,236
			$73,669	$5,511
Fidelity Advisor Consumer Discretionary Fund
Class A	-%	.25%	$290,648	$9,158
Class M	.25%	.25%	154,894	7,004
Class C	.75%	.25%	628,696	59,686
			$1,074,238	$75,848
Fidelity Advisor Energy Fund
Class A	-%	.25%	$691,405	$11,488
Class M	.25%	.25%	639,064	520,448
Class C	.75%	.25%	1,917,049	216,738
			$3,247,518	$748,674
Fidelity Advisor Financial Services Fund
Class A	-%	.25%	$419,231	$42,214
Class M	.25%	.25%	254,864	2,196
Class C	.75%	.25%	1,106,557	310,946
			$1,780,652	$355,356
Fidelity Advisor Health Care Fund
Class A	-%	.25%	$2,253,946	$74,053
Class M	.25%	.25%	1,369,042	13,728
Class C	.75%	.25%	6,237,036	588,333
			$9,860,024	$676,114
Fidelity Advisor Industrials Fund
Class A	-%	.25%	$791,962	$38,190
Class M	.25%	.25%	402,588	–
Class C	.75%	.25%	1,405,020	247,538
			$2,599,570	$285,728
Fidelity Advisor Semiconductors Fund
Class A	-%	.25%	$217,298	$18,492
Class M	.25%	.25%	100,904	5,066
Class C	.75%	.25%	523,067	133,562
			$841,269	$157,120
Fidelity Advisor Technology Fund
Class A	-%	.25%	$1,861,075	$143,931
Class M	.25%	.25%	1,547,700	39,414
Class C	.75%	.25%	2,858,548	642,810
			$6,267,323	$826,155
Fidelity Advisor Utilities Fund
Class A	-%	.25%	$400,095	$14,881
Class M	.25%	.25%	232,636	520
Class C	.75%	.25%	543,460	37,584
			$1,176,191	$52,985

Sales Load. FDC may receive a front-end sales charge of up to 5.75% for selling Class A shares and 3.50% for selling Class M shares, some of which is paid to financial intermediaries for selling shares of each Fund. Depending on the holding period, FDC may receive contingent deferred sales charges levied on Class A, Class M and Class C redemptions. The deferred sales charges are 1.00% for Class C shares, 1.00% for certain purchases of Class A shares and .25% for certain purchases of Class M shares.

For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC
Fidelity Advisor Biotechnology Fund
Class A	$319,144
Class M	28,446
Class C(a)	39,138
$386,728
Fidelity Advisor Communications Equipment Fund
Class A	$5,357
Class M	844
Class C(a)	81
$6,282
Fidelity Advisor Consumer Discretionary Fund
Class A	$108,100
Class M	8,580
Class C(a)	3,080
$119,760
Fidelity Advisor Energy Fund
Class A	$91,865
Class M	-
Class C(a)	40,929
$132,794
Fidelity Advisor Financial Services Fund
Class A	$123,161
Class M	14,978
Class C(a)	16,141
$154,280
Fidelity Advisor Health Care Fund
Class A	$404,778
Class M	40,044
Class C(a)	35,639
$480,461
Fidelity Advisor Industrials Fund
Class A	$120,327
Class M	13,662
Class C(a)	18,213
$152,202
Fidelity Advisor Semiconductors Fund
Class A	$133,453
Class M	7,803
Class C(a)	8,550
$149,806
Fidelity Advisor Technology Fund
Class A	$449,241
Class M	45,197
Class C(a)	37,266
$531,704
Fidelity Advisor Utilities Fund
Class A	$78,759
Class M	10,287
Class C(a)	4,822
$93,868

 (a) When Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc., (FIIOC), an affiliate of the investment adviser, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Funds. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of each Fund. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements. For the period, transfer agent fees for each class were as follows:

	Amount	% of Class-Level Average Net Assets
Fidelity Advisor Biotechnology Fund
Class A	$1,534,465.20
Class M	345,004.27
Class C	1,091,777.19
Class I	2,213,042.18
	$5,184,288
Fidelity Advisor Communications Equipment Fund
Class A	$19,631.29
Class M	16,382.35
Class C	10,245.31
Class I	3,826.16
	$50,084
Fidelity Advisor Consumer Discretionary Fund
Class A	$242,513.21
Class M	69,357.22
Class C	132,053.21
Class I	191,337.18
	$635,260
Fidelity Advisor Energy Fund
Class A	$652,845.24
Class M	323,034.25
Class C	401,097.21
Class I	601,302.20
	$1,978,278
Fidelity Advisor Financial Services Fund
Class A	$352,524.21
Class M	115,514.23
Class C	235,365.21
Class I	260,089.19
	$963,492
Fidelity Advisor Health Care Fund
Class A	$1,766,500.20
Class M	575,236.21
Class C	1,197,808.19
Class I	1,900,164.18
	$5,439,708
Fidelity Advisor Industrials Fund
Class A	$615,782.19
Class M	162,603.20
Class C	279,588.20
Class I	558,335.18
	$1,616,308
Fidelity Advisor Semiconductors Fund
Class A	$188,929.22
Class M	59,609.30
Class C	121,983.23
Class I	220,284.18
	$590,805
Fidelity Advisor Technology Fund
Class A	$1,446,443.19
Class M	621,797.20
Class C	577,863.20
Class I	1,002,857.18
	$3,648,960
Fidelity Advisor Utilities Fund
Class A	$353,411.22
Class M	124,604.27
Class C	124,738.23
Class I	95,405.20
	$698,158

Accounting and Security Lending Fees. Fidelity Service Company,Inc.(FSC), an affiliate of the investment adviser, maintains each Fund's accounting records. The accounting fee is based on the level of average net assets for each month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions. For the period, the fees were equivalent to the following annual rates:

% of Average Net Assets
Fidelity Advisor Biotechnology Fund	.03
Fidelity Advisor Communications Equipment Fund	.04
Fidelity Advisor Consumer Discretionary Fund	.04
Fidelity Advisor Energy Fund	.03
Fidelity Advisor Financial Services Fund	.04
Fidelity Advisor Health Care Fund	.03
Fidelity Advisor Industrials Fund	.03
Fidelity Advisor Semiconductors Fund	.04
Fidelity Advisor Technology Fund	.03
Fidelity Advisor Utilities Fund	.04

Brokerage Commissions. Certain Funds placed a portion of their portfolio transactions with brokerage firms which are affiliates of the investment adviser. Brokerage commissions are included in net realized gain (loss) and change in net unrealized appreciation (depreciation) in the Statement of Operations. The commissions paid to these affiliated firms were as follows:

Amount
Fidelity Advisor Biotechnology Fund	$112,320
Fidelity Advisor Communications Equipment Fund	473
Fidelity Advisor Consumer Discretionary Fund	3,922
Fidelity Advisor Energy Fund	15,332
Fidelity Advisor Financial Services Fund	4,268
Fidelity Advisor Health Care Fund	56,703
Fidelity Advisor Industrials Fund	15,082
Fidelity Advisor Semiconductors Fund	13,619
Fidelity Advisor Technology Fund	44,143
Fidelity Advisor Utilities Fund	7,939

Interfund Lending Program. Pursuant to an Exemptive Order issued by the SEC, the Funds, along with other registered investment companies having management contracts with Fidelity Management & Research Company (FMR) or other affiliated entities of FMR, may participate in an interfund lending program. This program provides an alternative credit facility allowing the funds to borrow from, or lend money to, other participating affiliated funds. At period end, there were no interfund loans outstanding. Each applicable fund's activity in this program during the period for which loans were outstanding was as follows:

	Borrower or Lender	Average Loan Balance	Weighted Average Interest Rate	Interest Expense
Fidelity Advisor Energy Fund	Borrower	$5,114,500	1.38%	$1,570
Fidelity Advisor Technology Fund	Borrower	$6,194,250	1.82%	$1,255

Interfund Trades. The Funds may purchase from or sell securities to other Fidelity Funds under procedures adopted by the Board. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act. Interfund trades are included within the respective purchases and sales amounts shown in the Purchases and Sales of Investments note.

Prior Fiscal Year Redemptions In-Kind. During the prior period, 10,768,828 shares of Fidelity Advisor Technology Fund held by an affiliated entity were redeemed in-kind for investments and cash with a value of $442,814,201. The Fund had a net realized gain of $120,776,424 on investments delivered through in-kind redemptions. The amount of the in-kind redemptions is included in share transactions in the accompanying Statement of Changes in Net Assets as well as the Notes to Financial Statements. The Fidelity Advisor Technology Fund recognized no gain or loss for federal income tax purposes.

6. Committed Line of Credit.

Certain Funds participate with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The participating funds have agreed to pay commitment fees on their pro-rata portion of the line of credit, which are reflected in Miscellaneous expenses on the Statement of Operations, and are as follows:

Fidelity Advisor Biotechnology Fund	$7,554
Fidelity Advisor Communications Equipment Fund	47
Fidelity Advisor Consumer Discretionary Fund	859
Fidelity Advisor Energy Fund	2,526
Fidelity Advisor Financial Services Fund	1,282
Fidelity Advisor Health Care Fund	7,864
Fidelity Advisor Industrials Fund	2,408
Fidelity Advisor Semiconductors Fund	757
Fidelity Advisor Technology Fund	5,144
Fidelity Advisor Utilities Fund	871

During the period, the Funds did not borrow on this line of credit.

7. Security Lending.

Certain Funds lend portfolio securities through a lending agent from time to time in order to earn additional income. On the settlement date of the loan, each applicable Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Funds and any additional required collateral is delivered to the Funds on the next business day. The Funds or borrower may terminate the loan at any time, and if the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, the Funds may apply collateral received from the borrower against the obligation. The Funds may experience delays and costs in recovering the securities loaned. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on each applicable Fund's Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented on each applicable Fund's Statement of Operations as a component of income from Fidelity Central Funds.

8. Expense Reductions.

The investment adviser voluntarily agreed to reimburse each class of each Fund to the extent annual operating expenses exceeded certain levels of class-level average net assets as noted in the table below. Some expenses, for example the compensation of the independent Trustees, and certain other expenses such as interest expense, are excluded from this reimbursement.

The following classes of each applicable Fund were in reimbursement during the period:

	Expense Limitations	Reimbursement
Fidelity Advisor Communications Equipment Fund
Class A	1.40%	$24,476
Class M	1.65%	21,406
Class C	2.15%	12,911
Class I	1.15%	6,331

Commissions paid to certain brokers with whom the investment adviser, or its affiliates, places trades on behalf of Certain Funds include an amount in addition to trade execution, which may be rebated back to the Funds to offset certain expenses. In addition, through arrangements with each applicable Fund's custodian credits realized as a result of certain uninvested cash balances were used to reduce the Fund's expenses. All of the applicable expense reductions are noted in the table below.

	Brokerage Service reduction	Custody Expense reduction
Fidelity Advisor Biotechnology Fund	$60,604	$365
Fidelity Advisor Communications Equipment Fund	1,664	–
Fidelity Advisor Consumer Discretionary Fund	10,314	–
Fidelity Advisor Energy Fund	58,202	654
Fidelity Advisor Financial Services Fund	28,487	61
Fidelity Advisor Health Care Fund	299,117	2,110
Fidelity Advisor Industrials Fund	56,182	–
Fidelity Advisor Semiconductors Fund	53,693	–
Fidelity Advisor Technology Fund	200,086	746
Fidelity Advisor Utilities Fund	62,796	–

In addition, during the period the investment adviser reimbursed and/or waived a portion of fund-level operating expenses as follows:

Fund-Level Amount
Fidelity Advisor Biotechnology Fund	$23,253
Fidelity Advisor Communications Equipment Fund	131
Fidelity Advisor Consumer Discretionary Fund	2,573
Fidelity Advisor Energy Fund	7,985
Fidelity Advisor Financial Services Fund	4,022
Fidelity Advisor Health Care Fund	24,142
Fidelity Advisor Industrials Fund	7,797
Fidelity Advisor Semiconductors Fund	2,446
Fidelity Advisor Technology Fund	16,089
Fidelity Advisor Utilities Fund	2,827

9. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

	Year ended July 31, 2018	Year ended July 31, 2017
Fidelity Advisor Communications Equipment Fund
From net investment income
Class A	$14,488	$22,884
Class M	7,578	7,287
Class I	5,006	40,465
Total	$27,072	$70,636
From net realized gain
Class A	$237,596	$76,855
Class M	176,738	56,397
Class C	120,142	45,429
Class I	60,815	91,174
Total	$595,291	$269,855
Fidelity Advisor Consumer Discretionary Fund
From net investment income
Class A	$–	$574,093
Class M	–	128,898
Class I	–	364,076
Total	$ -	$1,067,067
Fidelity Advisor Energy Fund
From net investment income
Class A	$3,962,831	$–
Class M	1,446,535	–
Class C	1,622,297	–
Class I	4,670,175	574,320
Total	$11,701,838	$574,320
From net realized gain
Class A	$33,167	$877,435
Class M	15,002	–
Class C	26,595	–
Class I	31,987	689,184
Total	$106,751	$1,566,619
Fidelity Advisor Financial Services Fund
From net investment income
Class A	$506,031	$277,513
Class M	39,368	40,519
Class C	–	7,495
Class I	717,028	176,633
Total	$1,262,427	$502,160
From net realized gain
Class A	$96,397	$–
Class M	30,104	–
Class I	73,976	–
Total	$200,477	$–
Fidelity Advisor Health Care Fund
From net realized gain
Class I	$585,049	$–
Total	$585,049	$–
Fidelity Advisor Industrials Fund
From net investment income
Class A	$780,663	$1,317,451
Class M	–	189,934
Class I	1,507,165	1,253,589
Total	$2,287,828	$2,760,974
From net realized gain
Class A	$8,925,958	$15,952,070
Class M	2,317,270	4,629,029
Class C	4,255,486	6,747,943
Class I	8,233,065	9,382,176
Total	$23,731,779	$36,711,218
Fidelity Advisor Semiconductors Fund
From net investment income
Class A	$136,368	$125,591
Class I	505,397	266,839
Total	$641,765	$392,430
From net realized gain
Class A	$7,207,679	$63,188
Class M	1,725,353	16,965
Class C	4,824,021	39,995
Class I	10,109,891	70,633
Total	$23,866,944	$190,781
Fidelity Advisor Technology Fund
From net realized gain
Class A	$53,381,170	$7,901,048
Class M	23,208,435	3,251,710
Class C	22,813,687	2,523,567
Class I	37,898,870	3,206,959
Total	$137,302,162	$16,883,284
Fidelity Advisor Utilities Fund
From net investment income
Class A	$2,587,471	$2,833,535
Class M	623,640	721,535
Class C	518,405	680,072
Class I	928,041	855,509
Total	$4,657,557	$5,090,651
From net realized gain
Class A	$3,055,354	$–
Class M	907,882	–
Class C	1,119,531	–
Class I	937,724	–
Total	$6,020,491	$–

10. Share Transactions.

Share transactions for each class were as follows and may contain automatic conversions between classes or exchanges between affiliated funds:

	Shares	Shares	Dollars	Dollars
	Year ended July 31, 2018	Year ended July 31, 2017	Year ended July 31, 2018	Year ended July 31, 2017
Fidelity Advisor Biotechnology Fund
Class A
Shares sold	4,489,461	7,653,403	$117,335,379	$167,894,976
Shares redeemed	(9,153,167)	(25,942,034)	(237,146,069)	(575,800,593)
Net increase (decrease)	(4,663,706)	(18,288,631)	$(119,810,690)	$(407,905,617)
Class M
Shares sold	922,950	1,036,607	$22,890,680	$21,755,495
Shares redeemed	(1,262,202)	(2,006,142)	(31,094,295)	(41,093,048)
Net increase (decrease)	(339,252)	(969,535)	$(8,203,615)	$(19,337,553)
Class C
Shares sold	2,264,684	4,574,019	$51,128,106	$87,561,745
Shares redeemed	(6,920,490)	(12,148,694)	(154,651,855)	(229,492,656)
Net increase (decrease)	(4,655,806)	(7,574,675)	$(103,523,749)	$(141,930,911)
Class I
Shares sold	14,300,108	24,415,611	$394,886,039	$579,987,789
Shares redeemed	(14,667,225)	(19,929,416)	(400,612,855)	(453,166,656)
Net increase (decrease)	(367,117)	4,486,195	$(5,726,816)	$126,821,133
Fidelity Advisor Communications Equipment Fund
Class A
Shares sold	240,842	196,585	$3,607,551	$2,537,011
Reinvestment of distributions	18,317	7,376	249,841	96,328
Shares redeemed	(131,537)	(122,799)	(1,894,331)	(1,616,350)
Net increase (decrease)	127,622	81,162	$1,963,061	$1,016,989
Class M
Shares sold	124,711	45,088	$1,797,699	$566,811
Reinvestment of distributions	14,023	5,034	184,116	63,422
Shares redeemed	(121,118)	(44,106)	(1,708,377)	(560,530)
Net increase (decrease)	17,616	6,016	$273,438	$69,703
Class C
Shares sold	158,604	86,903	$2,105,283	$1,000,007
Reinvestment of distributions	9,839	3,816	118,457	44,267
Shares redeemed	(70,659)	(68,095)	(888,706)	(804,053)
Net increase (decrease)	97,784	22,624	$1,335,034	$240,221
Class I
Shares sold	180,193	696,847	$2,805,233	$9,244,140
Reinvestment of distributions	4,027	9,441	57,058	127,920
Shares redeemed	(341,435)	(469,873)	(4,971,605)	(6,487,593)
Net increase (decrease)	(157,215)	236,415	$(2,109,314)	$2,884,467
Fidelity Advisor Consumer Discretionary Fund
Class A
Shares sold	2,248,158	1,563,667	$59,989,967	$33,991,245
Reinvestment of distributions	–	25,062	–	533,815
Shares redeemed	(1,821,427)	(3,724,571)	(45,906,961)	(80,253,124)
Net increase (decrease)	426,731	(2,135,842)	$14,083,006	$(45,728,064)
Class M
Shares sold	875,533	504,914	$21,446,215	$9,997,379
Reinvestment of distributions	–	6,315	–	126,233
Shares redeemed	(791,689)	(719,118)	(19,230,008)	(14,255,751)
Net increase (decrease)	83,844	(207,889)	$2,216,207	$(4,132,139)
Class C
Shares sold	737,358	557,081	$15,838,368	$9,835,047
Shares redeemed	(831,010)	(1,276,483)	(17,067,044)	(22,490,171)
Net increase (decrease)	(93,652)	(719,402)	$(1,228,676)	$(12,655,124)
Class I
Shares sold	3,539,647	2,729,213	$99,528,546	$63,547,711
Reinvestment of distributions	–	13,622	–	311,266
Shares redeemed	(1,855,164)	(2,775,350)	(50,248,042)	(63,782,352)
Net increase (decrease)	1,684,483	(32,515)	$49,280,504	$76,625
Fidelity Advisor Energy Fund
Class A
Shares sold	2,010,255	3,731,782	$68,355,026	$126,063,464
Reinvestment of distributions	122,986	22,919	3,904,807	837,681
Shares redeemed	(3,744,347)	(5,899,065)	(126,255,245)	(197,164,038)
Net increase (decrease)	(1,611,106)	(2,144,364)	$(53,995,412)	$(70,262,893)
Class M
Shares sold	661,725	633,035	$23,576,811	$21,820,862
Reinvestment of distributions	43,874	–	1,426,363	–
Shares redeemed	(1,153,394)	(1,516,413)	(39,436,080)	(51,021,698)
Net increase (decrease)	(447,795)	(883,378)	$(14,432,906)	$(29,200,836)
Class C
Shares sold	666,274	2,155,681	$20,703,593	$67,036,181
Reinvestment of distributions	54,288	–	1,586,840	–
Shares redeemed	(3,033,482)	(3,021,436)	(92,256,812)	(91,933,200)
Net increase (decrease)	(2,312,920)	(865,755)	$(69,966,379)	$(24,897,019)
Class I
Shares sold	5,429,294	7,723,732	$193,924,922	$275,440,495
Reinvestment of distributions	125,558	27,291	4,196,161	1,049,878
Shares redeemed	(4,682,047)	(5,087,252)	(160,996,824)	(176,495,073)
Net increase (decrease)	872,805	2,663,771	$37,124,259	$99,995,300
Fidelity Advisor Financial Services Fund
Class A
Shares sold	2,694,850	4,464,580	$58,668,845	$79,656,792
Reinvestment of distributions	26,593	14,068	580,794	258,984
Shares redeemed	(2,090,965)	(3,395,590)	(44,613,971)	(61,313,608)
Net increase (decrease)	630,478	1,083,058	$14,635,668	$18,602,168
Class M
Shares sold	758,763	882,368	$16,347,774	$15,952,818
Reinvestment of distributions	3,172	2,145	68,610	39,121
Shares redeemed	(673,927)	(475,808)	(14,170,761)	(8,428,160)
Net increase (decrease)	88,008	408,705	$2,245,623	$7,563,779
Class C
Shares sold	2,105,833	3,210,445	$43,305,642	$55,106,415
Reinvestment of distributions	–	381	–	6,602
Shares redeemed	(1,228,211)	(1,427,464)	(24,460,182)	(24,008,233)
Net increase (decrease)	877,622	1,783,362	$18,845,460	$31,104,784
Class I
Shares sold	5,000,148	6,135,135	$111,196,062	$113,873,501
Reinvestment of distributions	33,129	8,203	743,087	155,027
Shares redeemed	(2,604,882)	(2,631,101)	(57,474,934)	(49,234,487)
Net increase (decrease)	2,428,395	3,512,237	$54,464,215	$64,794,041
Fidelity Advisor Health Care Fund
Class A
Shares sold	3,820,700	4,544,454	$174,179,057	$169,771,747
Reinvestment of distributions	–	–	–	–
Shares redeemed	(4,717,099)	(13,969,231)	(210,240,925)	(524,686,394)
Net increase (decrease)	(896,399)	(9,424,777)	$(36,061,868)	$(354,914,647)
Class M
Shares sold	576,984	700,958	$24,727,597	$24,882,156
Reinvestment of distributions	–	–	–	–
Shares redeemed	(1,082,800)	(2,005,513)	(45,253,288)	(69,983,106)
Net increase (decrease)	(505,816)	(1,304,555)	$(20,525,691)	$(45,100,950)
Class C
Shares sold	1,981,630	3,257,257	$72,552,352	$99,280,372
Reinvestment of distributions	–	–	–	–
Shares redeemed	(3,660,984)	(7,269,106)	(131,526,868)	(219,465,705)
Net increase (decrease)	(1,679,354)	(4,011,849)	$(58,974,516)	$(120,185,333)
Class I
Shares sold	9,258,420	12,916,139	$459,345,254	$530,550,261
Reinvestment of distributions	10,985	–	509,046	–
Shares redeemed	(5,167,599)	(8,776,012)	(251,193,735)	(352,865,687)
Net increase (decrease)	4,101,806	4,140,127	$208,660,565	$177,684,574
Fidelity Advisor Industrials Fund
Class A
Shares sold	1,497,116	3,473,128	$61,793,037	$129,731,002
Reinvestment of distributions	226,150	435,669	9,283,440	16,089,246
Shares redeemed	(2,770,461)	(3,604,639)	(113,411,149)	(134,343,693)
Net increase (decrease)	(1,047,195)	304,158	$(42,334,672)	$11,476,555
Class M
Shares sold	286,248	687,232	$11,557,916	$25,114,383
Reinvestment of distributions	57,090	129,732	2,293,883	4,689,810
Shares redeemed	(967,134)	(738,370)	(38,592,300)	(27,015,212)
Net increase (decrease)	(623,796)	78,594	$(24,740,501)	$2,788,981
Class C
Shares sold	566,263	1,417,937	$20,919,630	$47,806,010
Reinvestment of distributions	107,041	173,011	3,945,516	5,776,837
Shares redeemed	(988,699)	(1,132,989)	(36,415,774)	(37,861,806)
Net increase (decrease)	(315,395)	457,959	$(11,550,628)	$15,721,041
Class I
Shares sold	2,581,269	6,108,219	$111,557,552	$239,674,929
Reinvestment of distributions	205,495	241,469	8,860,965	9,349,688
Shares redeemed	(2,784,650)	(2,774,981)	(119,181,603)	(107,749,101)
Net increase (decrease)	2,114	3,574,707	$1,236,914	$141,275,516
Fidelity Advisor Semiconductors Fund
Class A
Shares sold	1,668,711	2,867,916	$40,716,736	$55,505,336
Reinvestment of distributions	305,588	9,674	7,166,032	176,700
Shares redeemed	(1,408,788)	(1,601,800)	(34,081,400)	(31,487,416)
Net increase (decrease)	565,511	1,275,790	$13,801,368	$24,194,620
Class M
Shares sold	316,181	423,364	$7,446,796	$7,881,848
Reinvestment of distributions	76,374	903	1,722,235	15,741
Shares redeemed	(260,992)	(261,715)	(6,169,057)	(5,068,409)
Net increase (decrease)	131,563	162,552	$2,999,974	$2,829,180
Class C
Shares sold	749,134	1,355,856	$16,152,447	$23,363,381
Reinvestment of distributions	227,506	2,356	4,682,073	37,856
Shares redeemed	(564,806)	(558,596)	(11,999,565)	(9,836,334)
Net increase (decrease)	411,834	799,616	$8,834,955	$13,564,903
Class I
Shares sold	2,700,418	4,699,271	$69,688,220	$93,678,192
Reinvestment of distributions	411,599	16,678	10,121,229	316,449
Shares redeemed	(1,816,854)	(2,177,251)	(45,424,171)	(44,325,079)
Net increase (decrease)	1,295,163	2,538,698	$34,385,278	$49,669,562
Fidelity Advisor Technology Fund
Class A
Shares sold	3,632,315	3,055,890	$209,434,785	$135,662,012
Reinvestment of distributions	960,124	188,871	51,174,597	7,435,860
Shares redeemed	(3,153,557)	(3,709,517)	(179,792,848)	(163,600,241)
Net increase (decrease)	1,438,882	(464,756)	$80,816,534	$(20,502,369)
Class M
Shares sold	989,362	921,794	$54,150,425	$39,317,522
Reinvestment of distributions	451,464	84,422	22,848,570	3,170,901
Shares redeemed	(1,236,642)	(1,104,127)	(67,046,356)	(45,466,739)
Net increase (decrease)	204,184	(97,911)	$9,952,639	$(2,978,316)
Class C
Shares sold	1,780,368	1,894,715	$87,758,581	$72,854,963
Reinvestment of distributions	474,339	66,095	21,535,003	2,251,207
Shares redeemed	(1,266,229)	(1,274,568)	(61,788,663)	(49,720,750)
Net increase (decrease)	988,478	686,242	$47,504,921	$25,385,420
Class I
Shares sold	6,670,752	4,625,431	$412,237,755	$221,194,715
Reinvestment of distributions	621,718	71,165	35,543,634	2,988,203
Shares redeemed	(3,202,897)	(14,076,328)(a)	(195,523,397)	(592,265,064)(a)
Net increase (decrease)	4,089,573	(9,379,732)	$252,257,992	$(368,082,146)
Fidelity Advisor Utilities Fund
Class A
Shares sold	1,188,046	1,163,884	$35,486,347	$31,313,776
Reinvestment of distributions	180,860	105,052	5,431,226	2,653,670
Shares redeemed	(1,234,740)	(2,342,072)	(36,590,564)	(62,630,474)
Net increase (decrease)	134,166	(1,073,136)	$4,327,009	$(28,663,028)
Class M
Shares sold	170,574	188,461	$5,112,824	$5,062,955
Reinvestment of distributions	50,196	26,982	1,511,910	683,792
Shares redeemed	(360,617)	(640,220)	(10,729,871)	(17,005,411)
Net increase (decrease)	(139,847)	(424,777)	$(4,105,137)	$(11,258,664)
Class C
Shares sold	227,468	395,852	$6,648,453	$10,347,902
Reinvestment of distributions	52,741	24,717	1,554,276	613,397
Shares redeemed	(516,236)	(1,091,078)	(14,887,168)	(28,375,968)
Net increase (decrease)	(236,027)	(670,509)	$(6,684,439)	$(17,414,669)
Class I
Shares sold	1,003,462	1,075,499	$30,966,089	$29,795,613
Reinvestment of distributions	56,328	29,368	1,724,202	755,627
Shares redeemed	(885,101)	(1,782,322)	(26,822,894)	(48,142,867)
Net increase (decrease)	174,689	(677,455)	$5,867,397	$(17,591,627)

 (a) Amount includes in-kind redemptions (see the Prior Fiscal Year Redemption In-Kind note for additional details).

11. Other.

The Funds' organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Funds. In the normal course of business, the Funds may also enter into contracts that provide general indemnifications. The Funds' maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Funds. The risk of material loss from such claims is considered remote.

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Advisor Series VII and the Shareholders of Fidelity Advisor Biotechnology Fund, Fidelity Advisor Communications Equipment Fund, Fidelity Advisor Consumer Discretionary Fund, Fidelity Advisor Energy Fund, Fidelity Advisor Financial Services Fund, Fidelity Advisor Health Care Fund, Fidelity Advisor Industrials Fund, Fidelity Advisor Semiconductors Fund, Fidelity Advisor Technology Fund and Fidelity Advisor Utilities Fund:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statements of assets and liabilities of Fidelity Advisor Biotechnology Fund, Fidelity Advisor Communications Equipment Fund, Fidelity Advisor Consumer Discretionary Fund, Fidelity Advisor Energy Fund, Fidelity Advisor Financial Services Fund, Fidelity Advisor Health Care Fund, Fidelity Advisor Industrials Fund, Fidelity Advisor Semiconductors Fund, Fidelity Advisor Technology Fund and Fidelity Advisor Utilities Fund (the "Funds"), each a fund of Fidelity Advisor Series VII, including the schedules of investments, as of July 31, 2018, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of each of the Funds as of July 31, 2018, and the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on the Funds' financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Funds are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Funds' internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of July 31, 2018, by correspondence with the custodians and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ Deloitte & Touche LLP

Boston, Massachusetts

September 14, 2018

We have served as the auditor of one or more of the Fidelity investment companies since 1999.

Trustees and Officers

The Trustees, Members of the Advisory Board (if any), and officers of the trust and funds, as applicable, are listed below. The Board of Trustees governs each fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee each fund's activities, review contractual arrangements with companies that provide services to each fund, oversee management of the risks associated with such activities and contractual arrangements, and review each fund's performance.  Except for Michael E. Wiley, each of the Trustees oversees 286 funds. Mr. Wiley oversees 197 funds.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust.  Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the funds is referred to herein as an Independent Trustee.  Each Independent Trustee shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs.  The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees.  Officers and Advisory Board Members hold office without limit in time, except that any officer or Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

Each fund’s Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-877-208-0098.

Experience, Skills, Attributes, and Qualifications of the Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing each fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the funds, is provided below.

Board Structure and Oversight Function. James C. Curvey is an interested person and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the funds. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Ned C. Lautenbach serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity® funds are overseen by different Boards of Trustees. The funds' Board oversees Fidelity's high income and certain equity funds, and other Boards oversee Fidelity's investment-grade bond, money market, asset allocation, and other equity funds. The asset allocation funds may invest in Fidelity® funds overseen by the funds' Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity® funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity® funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, each fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the funds' activities and associated risks.  The Board, acting through its committees, has charged SelectCo and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the funds' business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above.  Because the day-to-day operations and activities of the funds are carried out by or through SelectCo, its affiliates, and other service providers, the funds' exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees.  While each of the Board's committees has responsibility for overseeing different aspects of the funds' activities, oversight is exercised primarily through the Operations, Audit, and Compliance Committees.  In addition, the Independent Trustees have worked with Fidelity to enhance the Board's oversight of investment and financial risks, legal and regulatory risks, technology risks, and operational risks, including the development of additional risk reporting to the Board.  Appropriate personnel, including but not limited to the funds' Chief Compliance Officer (CCO), SelectCo's internal auditor, the independent accountants, the funds' Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of Fidelity's risk management program for the Fidelity® funds.  The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Trustees."

Interested Trustees*:

Correspondence intended for a Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

James C. Curvey (1935)

Year of Election or Appointment: 2018

Trustee

Chairman of the Board of Trustees

Mr. Curvey also serves as Trustee of other Fidelity® funds. Mr. Curvey is Vice Chairman (2007-present) and Director of FMR LLC (diversified financial services company). In addition, Mr. Curvey is an Overseer Emeritus for the Boston Symphony Orchestra, a Director of Artis-Naples, and a Trustee of Brewster Academy in Wolfeboro, New Hampshire. Previously, Mr. Curvey served as a Director of Fidelity Research & Analysis Co. (investment adviser firm, 2009-2018), Director of Fidelity Investments Money Management, Inc. (investment adviser firm, 2009-2014) and a Director of FMR and FMR Co., Inc. (investment adviser firms, 2007-2014).

Charles S. Morrison (1960)

Year of Election or Appointment: 2018

Trustee

Mr. Morrison also serves as Trustee of other funds. He serves as President of Fidelity SelectCo, LLC (investment adviser firm, 2017-present) and Fidelity Management & Research Company (FMR) (investment adviser firm, 2016-present), a Director of Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2014-present), Director of Fidelity SelectCo, LLC (investment adviser firm, 2014-present), President, Asset Management (2014-present), and is an employee of Fidelity Investments. Previously, Mr. Morrison served as Vice President of Fidelity's Fixed Income and Asset Allocation Funds (2012-2014), President, Fixed Income (2011-2014), Vice President of Fidelity's Money Market Funds (2005-2009), President, Money Market Group Leader of FMR (investment adviser firm, 2009), and Senior Vice President, Money Market Group of FMR (2004-2009). Mr. Morrison also served as Vice President of Fidelity's Bond Funds (2002-2005), certain Balanced Funds (2002-2005), and certain Asset Allocation Funds (2002-2007), and as Senior Vice President (2002-2005) of Fidelity's Bond Division.

 * Determined to be an "Interested Trustee" by virtue of, among other things, his or her affiliation with the trust or various entities under common control with SelectCo.

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for each fund.

Independent Trustees:

Correspondence intended for an Independent Trustee may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Dennis J. Dirks (1948)

Year of Election or Appointment: 2018

Trustee

Mr. Dirks also serves as Trustee of other Fidelity® funds. Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) and President and Board member of the National Securities Clearing Corporation (NSCC). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation, Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation, as a Trustee and a member of the Finance Committee of Manhattan College (2005-2008), as a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-2008), as a member of the Independent Directors Council (IDC) Governing Council (2010-2015), and as a member of the Board of Directors for The Brookville Center for Children’s Services, Inc. (2009-2017). Mr. Dirks is a member of the Finance Committee (2016-present), Board of Directors (2017-present) and Board of Trustees (2018-present) and is Treasurer (2018-present) of the Asolo Repertory Theatre.

Donald F. Donahue (1950)

Year of Election or Appointment: 2018

Trustee

Mr. Donahue also serves as a Trustee of other Fidelity® funds. Mr. Donahue is President and Chief Executive Officer of Miranda Partners, LLC (risk consulting for the financial services industry, 2012-present). Previously, Mr. Donahue served as a Member of the Advisory Board of certain Fidelity® funds (2015-2018) and Chief Executive Officer (2006-2012), Chief Operating Officer (2003-2006), and Managing Director, Customer Marketing and Development (1999-2003) of The Depository Trust & Clearing Corporation (financial markets infrastructure). Mr. Donahue serves as a Member (2007-present) and Co-Chairman (2016-present) of the Board of Directors of United Way of New York, Member of the Board of Directors of NYC Leadership Academy (2012-present) and Member of the Board of Advisors of Ripple Labs, Inc. (financial services, 2015-present). He also served as Chairman (2010-2012) and Member of the Board of Directors (2012-2013) of Omgeo, LLC (financial services), Treasurer of United Way of New York (2012-2016), and Member of the Board of Directors of XBRL US (financial services non-profit, 2009-2012) and the International Securities Services Association (2009-2012).

Alan J. Lacy (1953)

Year of Election or Appointment: 2018

Trustee

Mr. Lacy also serves as Trustee of other Fidelity® funds. Mr. Lacy serves as a Director of Bristol-Myers Squibb Company (global pharmaceuticals, 2008-present). He is a Trustee of the California Chapter of The Nature Conservancy (2015-present) and a Director of the Center for Advanced Study in the Behavioral Sciences at Stanford University (2015-present). In addition, Mr. Lacy served as Senior Adviser (2007-2014) of Oak Hill Capital Partners, L.P. (private equity) and also served as Chief Executive Officer (2005) and Vice Chairman (2005-2006) of Sears Holdings Corporation (retail) and Chief Executive Officer and Chairman of the Board of Sears, Roebuck and Co. (retail, 2000-2005). Previously, Mr. Lacy served as Chairman (2014-2017) and a member (2010-2017) of the Board of Directors of Dave & Buster’s Entertainment, Inc. (restaurant and entertainment complexes), as Chairman (2008-2011) and a member (2006-2015) of the Board of Trustees of the National Parks Conservation Association, and as a member of the Board of Directors for The Hillman Companies, Inc. (hardware wholesalers, 2010-2014), Earth Fare, Inc. (retail grocery, 2010-2014), and The Western Union Company (global money transfer, 2006-2011).

Ned C. Lautenbach (1944)

Year of Election or Appointment: 2018

Trustee

Chairman of the Independent Trustees

Mr. Lautenbach also serves as Trustee of other Fidelity® funds. Mr. Lautenbach currently serves as Vice Chair of the Board of Governors, State University System of Florida (2013-present) and is a member of the Council on Foreign Relations (1994-present). He is also a member and has most recently served as Chairman of the Board of Directors of Artis-Naples (2012-present). Previously, Mr. Lautenbach served as a member and then Lead Director of the Board of Directors of Eaton Corporation (diversified industrial, 1997-2016). He was also a Partner and Advisory Partner at Clayton, Dubilier & Rice, LLC (private equity investment, 1998-2010), as well as a Director of Sony Corporation (2006-2007). In addition, Mr. Lautenbach also had a 30-year career with IBM (technology company) during which time he served as Senior Vice President and a member of the Corporate Executive Committee (1968-1998).

Joseph Mauriello (1944)

Year of Election or Appointment: 2018

Trustee

Mr. Mauriello also serves as Trustee of other Fidelity® funds. Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services, 1965-2005). Mr. Mauriello currently serves as a member of the Board of Directors of XL Group plc. (global insurance and re-insurance, 2006-present) and the Independent Directors Council (IDC) Governing Council (2015-present). Previously, Mr. Mauriello served as a Director of the Hamilton Funds of the Bank of New York (2006-2007) and of Arcadia Resources Inc. (health care services and products, 2007-2012).

Cornelia M. Small (1944)

Year of Election or Appointment: 2018

Trustee

Ms. Small also serves as Trustee of other Fidelity® funds. Ms. Small is a member of the Board of Directors (2009-present) and Chair of the Investment Committee (2010-present) of the Teagle Foundation. Ms. Small also serves on the Investment Committee of the Berkshire Taconic Community Foundation (2008-present). Previously, Ms. Small served as Chairperson (2002-2008) and a member of the Investment Committee and Chairperson (2008-2012) and a member of the Board of Trustees of Smith College. In addition, Ms. Small served as Chief Investment Officer, Director of Global Equity Investments, and a member of the Board of Directors of Scudder, Stevens & Clark and Scudder Kemper Investments.

Garnett A. Smith (1947)

Year of Election or Appointment: 2013

Trustee

Mr. Smith also serves as Trustee of other Fidelity® funds. Prior to Mr. Smith's retirement, he served as Chairman and Chief Executive Officer of Inbrand Corp. (manufacturer of personal absorbent products, 1990-1997). He also served as President (1986-1990) of Inbrand Corp. Prior to his employment with Inbrand Corp., he was employed by a retail fabric chain and North Carolina National Bank. In addition, Mr. Smith served as a Member of the Advisory Board of certain Fidelity® funds (2012-2013) and as a board member of the Jackson Hole Land Trust (2009-2012).

David M. Thomas (1949)

Year of Election or Appointment: 2018

Trustee

Mr. Thomas also serves as Trustee of other Fidelity® funds. Mr. Thomas serves as Non-Executive Chairman of the Board of Directors of Fortune Brands Home and Security (home and security products, 2011-present), as a member of the Board of Directors (2004-present) and Presiding Director (2013-present) of Interpublic Group of Companies, Inc. (marketing communication), and as a member of the Board of Trustees of the University of Florida (2013-present). Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions), and a Director of Fortune Brands, Inc. (consumer products, 2000-2011).

Michael E. Wiley (1950)

Year of Election or Appointment: 2008

Trustee

Mr. Wiley also serves as Trustee or Member of the Advisory Board of other Fidelity® funds. Mr. Wiley serves as a Director of Andeavor Corporation (independent oil refiner and marketer, 2005-present), a Director of Andeavor Logistics LP (natural resources logistics, 2015-present), and a Director of Bill Barrett Corporation (exploration and production, 2005-present). In addition, Mr. Wiley also serves as a Director of Post Oak Bank (privately-held bank, 2004-present). Previously, Mr. Wiley served as a Trustee of other Fidelity® funds (2008-2013), as a Director of Asia Pacific Exploration Consolidated (international oil and gas exploration and production, 2008-2013), as a member of the Board of Trustees of the University of Tulsa (2000-2006; 2007-2010), as a Senior Energy Advisor of Katzenbach Partners, LLC (consulting, 2006-2007), as an Advisory Director of Riverstone Holdings (private investment), Chairman, President, and CEO of Baker Hughes, Inc. (oilfield services, 2000-2004), and as Director of Spinnaker Exploration Company (exploration and production, 2001-2005).

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for each fund.

Advisory Board Members and Officers:

Correspondence intended for a Member of the Advisory Board (if any) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.  Correspondence intended for an officer or Peter S. Lynch may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.  Officers appear below in alphabetical order.

Name, Year of Birth; Principal Occupation

Peter S. Lynch (1944)

Year of Election or Appointment: 2018

Member of the Advisory Board

Mr. Lynch also serves as Member of the Advisory Board of other Fidelity® funds. Mr. Lynch is Vice Chairman and a Director of FMR (investment adviser firm) and FMR Co., Inc. (investment adviser firm). In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served on the Special Olympics International Board of Directors (1997-2006).

William S. Stavropoulos (1939)

Year of Election or Appointment: 2018

Member of the Advisory Board

Mr. Stavropoulos also serves as Member of the Advisory Board of other Fidelity® funds. Mr. Stavropoulos serves as President and Founder of the Michigan Baseball Foundation, the Great Lakes Loons (2007-present). Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company, where he previously served in numerous senior management positions, including President, CEO (1995-2000; 2002-2004), Chairman of the Executive Committee (2000-2006), and as a member of the Board of Directors (1990-2006). Currently, Mr. Stavropoulos is Chairman of the Board of Directors of Univar Inc. (global distributor of commodity and specialty chemicals), a Director of Teradata Corporation (data warehousing and technology solutions), and a member of the Advisory Board for Metalmark Capital LLC (private equity investment, 2005-present). Mr. Stavropoulos is an operating advisor to Clayton, Dubilier & Rice, LLC (private equity investment). In addition, Mr. Stavropoulos is a member of the University of Notre Dame Advisory Council for the College of Science, a Trustee of the Rollin L. Gerstacker Foundation, and a Director of Artis-Naples in Naples, Florida. Previously, Mr. Stavropoulos served as Trustee of certain Fidelity® funds (2001-2018) and as a Director of Chemical Financial Corporation (bank holding company, 1993-2012) and Tyco International, Ltd. (multinational manufacturing and services, 2007-2012).

Carol B. Tomé (1957)

Year of Election or Appointment: 2017

Member of the Advisory Board

Ms. Tomé also serves as Member of the Advisory Board of other Fidelity® funds. Ms. Tomé is Chief Financial Officer (2001-present) and Executive Vice President of Corporate Services (2007-present) of The Home Depot, Inc. (home improvement retailer) and a Director (2003-present) and Chair of the Audit Committee (2004-present) of United Parcel Service, Inc. (package delivery and supply chain management). Previously, Ms. Tomé served as Trustee of certain Fidelity® funds (2017), Senior Vice President of Finance and Accounting/Treasurer (2000-2007) and Vice President and Treasurer (1995-2000) of The Home Depot, Inc. and Chair of the Board (2010-2012), Vice Chair of the Board (2009 and 2013), and a Director (2008-2013) of the Federal Reserve Bank of Atlanta. Ms. Tomé is also a director or trustee of many community and professional organizations.

Elizabeth Paige Baumann (1968)

Year of Election or Appointment: 2017

Anti-Money Laundering (AML) Officer

Ms. Baumann also serves as AML Officer of other funds. She is Chief AML Officer (2012-present) and Senior Vice President (2014-present) of FMR LLC (diversified financial services company) and is an employee of Fidelity Investments. Previously, Ms. Baumann served as AML Officer of the funds (2012-2016), and Vice President (2007-2014) and Deputy Anti-Money Laundering Officer (2007-2012) of FMR LLC.

Marc R. Bryant (1966)

Year of Election or Appointment: 2013

Secretary and Chief Legal Officer (CLO)

Mr. Bryant also serves as Secretary and CLO of other funds. Mr. Bryant serves as CLO, Secretary, and Senior Vice President of Fidelity Management & Research Company (investment adviser firm, 2015-present) and FMR Co., Inc. (investment adviser firm, 2015-present); Secretary of Fidelity SelectCo, LLC (investment adviser firm, 2015-present) and Fidelity Investments Money Management, Inc. (investment adviser firm, 2015-present); and CLO of Fidelity Management & Research (Hong Kong) Limited and FMR Investment Management (UK) Limited (investment adviser firms, 2015-present) and Fidelity Management & Research (Japan) Limited (investment adviser firm, 2016-present). He is Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company). Previously, Mr. Bryant served as Secretary and CLO of Fidelity Rutland Square Trust II (2010-2014) and Assistant Secretary of Fidelity's Fixed Income and Asset Allocation Funds (2013-2015). Prior to joining Fidelity Investments, Mr. Bryant served as a Senior Vice President and the Head of Global Retail Legal for AllianceBernstein L.P. (2006-2010), and as the General Counsel for ProFund Advisors LLC (2001-2006).

John J. Burke III (1964)

Year of Election or Appointment: 2018

Chief Financial Officer

Mr. Burke also serves as Chief Financial Officer of other funds. Mr. Burke serves as Head of Investment Operations for Fidelity Fund and Investment Operations (2018-present) and is an employee of Fidelity Investments (1998-present). Previously Mr. Burke served as head of Asset Management Investment Operations (2012-2018).

William C. Coffey (1969)

Year of Election or Appointment: 2009

Assistant Secretary

Mr. Coffey also serves as Assistant Secretary of other funds. He is Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company, 2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Vice President and Associate General Counsel of FMR LLC (2005-2009).

Timothy M. Cohen (1969)

Year of Election or Appointment: 2018

Vice President

Mr. Cohen also serves as Vice President of other funds. Mr. Cohen serves as Co-Head of Global Equity Research (2016-present), a Director of Fidelity Management & Research (Japan) Limited (investment adviser firm, 2016-present), and is an employee of Fidelity Investments. Previously, Mr. Cohen served as Chief Investment Officer - Equity and a Director of Fidelity Management & Research (U.K.) Inc. (investment adviser firm, 2013-2015) and as a Director of Fidelity Management & Research (Hong Kong) Limited (investment adviser firm, 2017).

Jonathan Davis (1968)

Year of Election or Appointment: 2010

Assistant Treasurer

Mr. Davis also serves as Assistant Treasurer of other funds. Mr. Davis serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (diversified financial services company, 2003-2010).

Adrien E. Deberghes (1967)

Year of Election or Appointment: 2018

Assistant Treasurer

Mr. Deberghes also serves as an officer of other funds. He serves as Assistant Treasurer of FMR Capital, Inc. (2017-present), Executive Vice President of Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2016-present), and is an employee of Fidelity Investments (2008-present). Previously, Mr. Deberghes served as President and Treasurer of certain Fidelity® funds (2013-2018). Prior to joining Fidelity Investments, Mr. Deberghes was Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005). Previously, Mr. Deberghes served in other fund officer roles.

Laura M. Del Prato (1964)

Year of Election or Appointment: 2018

Assistant Treasurer

Ms. Del Prato also serves as an officer of other funds. Ms. Del Prato is an employee of Fidelity Investments (2017-present). Prior to joining Fidelity Investments, Ms. Del Prato served as a Managing Director and Treasurer of the JPMorgan Mutual Funds (2014-2017). Prior to JPMorgan, Ms. Del Prato served as a partner at Cohen Fund Audit Services (accounting firm, 2012-2013) and KPMG LLP (accounting firm, 2004-2012).

Colm A. Hogan (1973)

Year of Election or Appointment: 2018

Deputy Treasurer

Mr. Hogan also serves as an officer of other funds. Mr. Hogan serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (2005-present). Previously, Mr. Hogan served as Assistant Treasurer of certain Fidelity® funds (2016-2018).

Pamela R. Holding (1964)

Year of Election or Appointment: 2018

Vice President

Ms. Holding also serves as a Vice President of other funds. Ms. Holding serves as Co-Head of Global Equity Research (2018-present) and is an employee of Fidelity Investments (2013-present).

Chris Maher (1972)

Year of Election or Appointment: 2013

Assistant Treasurer

Mr. Maher serves as Assistant Treasurer of other funds. Mr. Maher is Vice President of Valuation Oversight, serves as Assistant Treasurer of FMR Capital, Inc. (2017-present), and is an employee of Fidelity Investments. Previously, Mr. Maher served as Vice President of Asset Management Compliance (2013), Vice President of the Program Management Group of FMR (investment adviser firm, 2010-2013), and Vice President of Valuation Oversight (2008-2010).

Rieco E. Mello (1969)

Year of Election or Appointment: 2017

Assistant Treasurer

Mr. Mello also serves as Assistant Treasurer of other funds. Mr. Mello serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (1995-present).

Kenneth B. Robins (1969)

Year of Election or Appointment: 2018

Chief Compliance Officer

Mr. Robins also serves as an officer of other funds. Mr. Robins serves as Compliance Officer of Fidelity Management & Research Company and FMR Co., Inc. (investment adviser firms, 2016-present) and is an employee of Fidelity Investments (2004-present). Previously, Mr. Robins served as Executive Vice President of Fidelity Investments Money Management, Inc. (investment adviser firm, 2013-2016) and served in other fund officer roles.

Stacie M. Smith (1974)

Year of Election or Appointment: 2018

President and Treasurer

Ms. Smith also serves as an officer of other funds. Ms. Smith serves as Assistant Treasurer of FMR Capital, Inc. (2017-present), is an employee of Fidelity Investments (2009-present), and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (accounting firm, 1996-2009). Previously, Ms. Smith served as Assistant Treasurer (2013-2018) and Deputy Treasurer (2013-2016) of certain Fidelity® funds.

Marc L. Spector (1972)

Year of Election or Appointment: 2017

Assistant Treasurer

Mr. Spector also serves as an officer of other funds. Mr. Spector serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (2016-present). Prior to joining Fidelity Investments, Mr. Spector served as Director at the Siegfried Group (accounting firm, 2013-2016), and prior to Siegfried Group as audit senior manager at Deloitte & Touche (accounting firm, 2005-2013).

Renee Stagnone (1975)

Year of Election or Appointment: 2016

Assistant Treasurer

Ms. Stagnone also serves as an officer of other funds. Ms. Stagnone serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (1997-present). Previously, Ms. Stagnone served as Deputy Treasurer of certain Fidelity® funds (2013-2016).

Shareholder Expense Example

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments or redemption proceeds, redemption fees and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (February 1, 2018 to July 31, 2018).

Actual Expenses

The first line of the accompanying table for each Class of each fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a Class of the fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. In addition, each Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each Class of each fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. In addition, each Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Expense Ratio-A	Beginning Account Value February 1, 2018	Ending Account Value July 31, 2018	Expenses Paid During Period-B February 1, 2018 to July 31, 2018
Fidelity Advisor Biotechnology Fund
Class A	1.07%
Actual		$1,000.00	$1,012.40	$5.34
Hypothetical-C		$1,000.00	$1,019.49	$5.36
Class M	1.38%
Actual		$1,000.00	$1,010.80	$6.88
Hypothetical-C		$1,000.00	$1,017.95	$6.90
Class C	1.81%
Actual		$1,000.00	$1,008.40	$9.01
Hypothetical-C		$1,000.00	$1,015.82	$9.05
Class I	.80%
Actual		$1,000.00	$1,013.40	$3.99
Hypothetical-C		$1,000.00	$1,020.83	$4.01
Fidelity Advisor Communications Equipment Fund
Class A	1.42%
Actual		$1,000.00	$1,061.60	$7.26
Hypothetical-C		$1,000.00	$1,017.75	$7.10
Class M	1.61%
Actual		$1,000.00	$1,060.30	$8.22
Hypothetical-C		$1,000.00	$1,016.81	$8.05
Class C	2.15%
Actual		$1,000.00	$1,057.90	$10.97
Hypothetical-C		$1,000.00	$1,014.13	$10.74
Class I	1.11%
Actual		$1,000.00	$1,063.30	$5.68
Hypothetical-C		$1,000.00	$1,019.29	$5.56
Fidelity Advisor Consumer Discretionary Fund
Class A	1.10%
Actual		$1,000.00	$1,020.20	$5.51
Hypothetical-C		$1,000.00	$1,019.34	$5.51
Class M	1.37%
Actual		$1,000.00	$1,018.90	$6.86
Hypothetical-C		$1,000.00	$1,018.00	$6.85
Class C	1.85%
Actual		$1,000.00	$1,016.40	$9.25
Hypothetical-C		$1,000.00	$1,015.62	$9.25
Class I	.82%
Actual		$1,000.00	$1,021.80	$4.11
Hypothetical-C		$1,000.00	$1,020.73	$4.11
Fidelity Advisor Energy Fund
Class A	1.09%
Actual		$1,000.00	$1,074.10	$5.61
Hypothetical-C		$1,000.00	$1,019.39	$5.46
Class M	1.36%
Actual		$1,000.00	$1,072.70	$6.99
Hypothetical-C		$1,000.00	$1,018.05	$6.81
Class C	1.82%
Actual		$1,000.00	$1,070.00	$9.34
Hypothetical-C		$1,000.00	$1,015.77	$9.10
Class I	.81%
Actual		$1,000.00	$1,075.60	$4.17
Hypothetical-C		$1,000.00	$1,020.78	$4.06
Fidelity Advisor Financial Services Fund
Class A	1.08%
Actual		$1,000.00	$941.00	$5.20
Hypothetical-C		$1,000.00	$1,019.44	$5.41
Class M	1.35%
Actual		$1,000.00	$939.90	$6.49
Hypothetical-C		$1,000.00	$1,018.10	$6.76
Class C	1.84%
Actual		$1,000.00	$938.00	$8.84
Hypothetical-C		$1,000.00	$1,015.67	$9.20
Class I	.81%
Actual		$1,000.00	$942.10	$3.90
Hypothetical-C		$1,000.00	$1,020.78	$4.06
Fidelity Advisor Health Care Fund
Class A	1.05%
Actual		$1,000.00	$1,082.00	$5.42
Hypothetical-C		$1,000.00	$1,019.59	$5.26
Class M	1.31%
Actual		$1,000.00	$1,080.40	$6.76
Hypothetical-C		$1,000.00	$1,018.30	$6.56
Class C	1.80%
Actual		$1,000.00	$1,078.00	$9.27
Hypothetical-C		$1,000.00	$1,015.87	$9.00
Class I	.79%
Actual		$1,000.00	$1,083.20	$4.08
Hypothetical-C		$1,000.00	$1,020.88	$3.96
Fidelity Advisor Industrials Fund
Class A	1.04%
Actual		$1,000.00	$970.80	$5.08
Hypothetical-C		$1,000.00	$1,019.64	$5.21
Class M	1.30%
Actual		$1,000.00	$969.70	$6.35
Hypothetical-C		$1,000.00	$1,018.35	$6.51
Class C	1.80%
Actual		$1,000.00	$967.20	$8.78
Hypothetical-C		$1,000.00	$1,015.87	$9.00
Class I	.78%
Actual		$1,000.00	$972.30	$3.81
Hypothetical-C		$1,000.00	$1,020.93	$3.91
Fidelity Advisor Semiconductors Fund
Class A	1.13%
Actual		$1,000.00	$1,015.80	$5.65
Hypothetical-C		$1,000.00	$1,019.19	$5.66
Class M	1.45%
Actual		$1,000.00	$1,013.90	$7.24
Hypothetical-C		$1,000.00	$1,017.60	$7.25
Class C	1.89%
Actual		$1,000.00	$1,012.00	$9.43
Hypothetical-C		$1,000.00	$1,015.42	$9.44
Class I	.84%
Actual		$1,000.00	$1,017.40	$4.20
Hypothetical-C		$1,000.00	$1,020.63	$4.21
Fidelity Advisor Technology Fund
Class A	1.04%
Actual		$1,000.00	$1,032.10	$5.24
Hypothetical-C		$1,000.00	$1,019.64	$5.21
Class M	1.29%
Actual		$1,000.00	$1,030.80	$6.50
Hypothetical-C		$1,000.00	$1,018.40	$6.46
Class C	1.80%
Actual		$1,000.00	$1,028.30	$9.05
Hypothetical-C		$1,000.00	$1,015.87	$9.00
Class I	.77%
Actual		$1,000.00	$1,033.50	$3.88
Hypothetical-C		$1,000.00	$1,020.98	$3.86
Fidelity Advisor Utilities Fund
Class A	1.09%
Actual		$1,000.00	$1,082.40	$5.63
Hypothetical-C		$1,000.00	$1,019.39	$5.46
Class M	1.39%
Actual		$1,000.00	$1,080.80	$7.17
Hypothetical-C		$1,000.00	$1,017.90	$6.95
Class C	1.85%
Actual		$1,000.00	$1,078.40	$9.53
Hypothetical-C		$1,000.00	$1,015.62	$9.25
Class I	.82%
Actual		$1,000.00	$1,083.80	$4.24
Hypothetical-C		$1,000.00	$1,020.73	$4.11

 A Annualized expense ratio reflects expenses net of applicable fee waivers.

 B Expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 181/ 365 (to reflect the one-half year period).

 C 5% return per year before expenses

Distributions (Unaudited)

The funds hereby designate as capital gain dividend the amounts noted below for the taxable year ended July 31, 2018, or, if subsequently determined to be different, the net capital gain of such year.

Fidelity Advisor Communications Equipment Fund	$1,135,944
Fidelity Advisor Consumer Discretionary Fund	$4,449,970
Fidelity Advisor Financial Services Fund	$9,562,644
Fidelity Advisor Health Care Fund	$133,018,319
Fidelity Advisor Industrials Fund	$66,915,916
Fidelity Advisor Semiconductors Fund	$20,006,666
Fidelity Advisor Technology Fund	$308,231,943
Fidelity Advisor Utilities Fund	$36,974,923

A percentage of the dividends distributed during the fiscal year for the following funds qualify for the dividends–received deduction for corporate shareholders:

	Class A	Class M	Class C	Class I
Fidelity Advisor Biotechnology Fund
December, 2017	–	–	–	–
Fidelity Advisor Communications Equipment Fund
December, 2017	100%	100%	100%	100%
Fidelity Advisor Consumer Discretionary Fund
December, 2017	–	–	–	–
Fidelity Advisor Energy Fund
December, 2017	100%	100%	100%	100%
Fidelity Advisor Financial Services Fund
December, 2017	100%	100%	–	100%
Fidelity Advisor Health Care Fund
December, 2017	–	–	–	100%
Fidelity Advisor Industrials Fund
December, 2017	100%	100%	–	100%
Fidelity Advisor Semiconductors Fund
December, 2017	38%	41%	44%	35%
Fidelity Advisor Technology Fund
December, 2017	8%	9%	10%	8%
Fidelity Advisor Utilities Fund
December, 2017	100%	100%	100%	100%

A percentage of the dividends distributed during the fiscal year for the following funds may be taken into account as a dividend for purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

	Class A	Class M	Class C	Class I
Fidelity Advisor Biotechnology Fund
December, 2017	–	–	–	–
Fidelity Advisor Communications Equipment Fund
December, 2017	100%	100%	100%	100%
Fidelity Advisor Consumer Discretionary Fund
December, 2017	–	–	–	–
Fidelity Advisor Energy Fund
December, 2017	100%	100%	100%	100%
Fidelity Advisor Financial Services Fund
December, 2017	100%	100%	–	100%
Fidelity Advisor Health Care Fund
December, 2017	–	–	–	100%
Fidelity Advisor Industrials Fund
December, 2017	100%	100%	–	100%
Fidelity Advisor Semiconductors Fund
December, 2017	45%	49%	53%	42%
Fidelity Advisor Technology Fund
December, 2017	12%	12%	13%	11%
Fidelity Advisor Utilities Fund
December, 2017	100%	100%	100%	100%

The funds will notify shareholders in January 2019 of amounts for use in preparing 2018 income tax returns.

AFOC-ANN-0918
1.762411.117

Fidelity Advisor® Global Real Estate Fund Class A, Class M, Class C and Class I Annual Report July 31, 2018

Contents

Performance
Management's Discussion of Fund Performance
Investment Summary
Schedule of Investments
Financial Statements
Notes to Financial Statements
Report of Independent Registered Public Accounting Firm
Trustees and Officers
Shareholder Expense Example

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov.

You may also call 1-877-208-0098 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third-party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2018 FMR LLC. All rights reserved.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC’s web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.

For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.institutional.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED •MAY LOSE VALUE •NO BANK GUARANTEE

Neither the Fund nor Fidelity Distributors Corporation is a bank.

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The hypothetical investment and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund’s total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

For the periods ended July 31, 2018	Past 1 year	Life of fundA
Class A (incl. 5.75% sales charge)	0.05%	(0.48)%
Class M (incl. 3.50% sales charge)	2.20%	0.44%
Class C (incl. contingent deferred sales charge)	4.38%	1.77%
Class I	6.48%	2.82%

 A From August 11, 2016

 Class C shares' contingent deferred sales charges included in the past one year and life of fund total return figures are 1% and 0%, respectively.

$10,000 Over Life of Fund

Let's say hypothetically that $10,000 was invested in Fidelity Advisor® Global Real Estate Fund - Class A on August 11, 2016, when the fund started, and the current 5.75% sales charge was paid.

The chart shows how the value of your investment would have changed, and also shows how the FTSE EPRA/NAREIT Developed Index performed over the same period.

Period Ending Values
$9,906	Fidelity Advisor® Global Real Estate Fund - Class A
$10,524	FTSE EPRA/NAREIT Developed Index

Management's Discussion of Fund Performance

Market Recap:  For the 12 months ending July 31, 2018, global real estate stocks gained 5.67%, as measured by the FTSE® EPRA℠/NAREIT® Developed Index, partly held back by the headwind of a strengthening U.S. dollar against many currencies. In the U.S., it was an up-and-down 12 months for real estate investment trusts (REITs), which made up 52% of the index this period, on average. U.S. REITs corrected sharply in late 2017 and the first two months of 2018 before enjoying a strong upward trend through the end of July. For the full 12 months, the group rose about 4%. Higher interest rates posed a headwind for U.S. REITs, as income-seeking investors perceived a correlation between the two factors. Still, the fundamental backdrop for U.S. REITs remained solid, with positive, if decelerating, cash-flow growth across most categories. Continental European markets performed especially well this period, gaining roughly 11%, owing to the earlier stage of their real estate recovery. Almost every country in this region fared well, led by Austria (+35%), Germany (+23%) and Sweden (+16%). Conversely, notable laggards within Europe included France (+2%) and Switzerland (+1%). Meanwhile, Japan and Hong Kong, the next-largest index allocations, returned 5% and roughly 7%, respectively, the past 12 months, while Australia (+6%) and the U.K. (+8%) each outperformed the broader market.

Comments from Portfolio Manager Steven Buller:  For the fiscal year, the fund's share classes (excluding sales charges, if applicable) gained roughly 5% to 6%, with all but one outpacing the 5.67% return of the benchmark FTSE® EPRA℠/NAREIT® Developed Index. The fund's result versus the benchmark was helped by favorable security selection, especially in the U.S. and Australia, though security selection in Canada was negative. Also, overweighting the outperforming Austrian market added value, as did timely positioning in Japan, while underweighting outperforming Hong Kong and Sweden detracted. On an individual basis, industrial real estate investment trust (REIT) DCT gained ground, as the company agreed to merge with Prologis, a large fund holding, though not a meaningful contributor this period. In December, Buwog, an Austria-based owner and developer of apartment buildings. agreed to be acquired for a substantial premium. I subsequently sold the fund's stake. Another German residential property owner, Leg Immobilien, added value, although not owning another stock in the sector, Deutsche Wohnen, detracted. The fund's biggest individual detractor was poor-performing Land Securities Group, a U.K.-based owner of primarily London office and retail properties. Among health care REITs, an underperforming category owing to fundamental challenges in the senior housing industry, a position in Ventas further hampered our result, although not owning another poor-performing health care property owner and benchmark component, HCP, helped. Also detracting was Link Real Estate, a Hong Kong owner of retail and other properties. Shares of this benchmark component gained roughly 26% this period, and my decision to avoid the stock for valuation reasons hurt.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Investment Summary (Unaudited)

Top Ten Stocks as of July 31, 2018

% of fund's net assets
Simon Property Group, Inc.	4.1
Prologis, Inc.	3.4
UDR, Inc.	2.9
Mitsui Fudosan Co. Ltd.	2.6
Public Storage	2.5
Boston Properties, Inc.	2.5
Sun Hung Kai Properties Ltd.	2.4
Duke Realty Corp.	2.3
LEG Immobilien AG	2.3
Equity Lifestyle Properties, Inc.	2.1
27.1

Top Five Countries as of July 31, 2018

(excluding cash equivalents)	% of fund's net assets
United States of America	50.2
Japan	10.0
Australia	6.2
United Kingdom	5.3
Germany	5.0

Top Five REIT Sectors as of July 31, 2018

% of fund's net assets
REITs - Apartments	11.7
REITs - Diversified	11.4
REITs - Office Property	8.1
REITs - Management/Investment	8.0
REITs - Health Care	6.3

Asset Allocation (% of fund's net assets)

As of July 31, 2018*
Stocks	98.9%
Short-Term Investments and Net Other Assets (Liabilities)	1.1%

 * Foreign investments - 48.7%

Schedule of Investments July 31, 2018

Showing Percentage of Net Assets

Common Stocks - 98.9%
	Shares	Value
Australia - 6.2%
Abacus Property Group unit	7,990	$22,201
Arena (REIT) unit	10,270	17,549
Goodman Group unit	6,398	45,775
Ingenia Communities Group unit	9,525	22,221
National Storage (REIT) unit	20,422	25,945
Propertylink Group unit	34,600	27,248
The GPT Group unit	9,693	37,159

TOTAL AUSTRALIA		198,098

Austria - 0.6%
CA Immobilien Anlagen AG	520	18,193
Bailiwick of Guernsey - 0.4%
Sirius Real Estate Ltd.	17,500	13,414
Bermuda - 1.7%
Hongkong Land Holdings Ltd.	7,550	54,889
Canada - 1.4%
RioCan (REIT)	820	15,645
Smart (REIT)	1,226	28,594

TOTAL CANADA		44,239

Finland - 0.2%
Kojamo OYJ	700	7,408
France - 4.4%
Accor SA	452	23,298
Gecina SA	306	52,206
Unibail-Rodamco SE & WFD Unibail-Rodamco NV unit	292	64,824

TOTAL FRANCE		140,328

Germany - 5.0%
Aroundtown SA	2,029	16,940
DIC Asset AG	900	10,272
LEG Immobilien AG	650	73,150
Vonovia SE	1,200	58,107

TOTAL GERMANY		158,469

Hong Kong - 3.9%
Sino Land Ltd.	27,205	46,722
Sun Hung Kai Properties Ltd.	4,844	75,909

TOTAL HONG KONG		122,631

Ireland - 2.9%
Hibernia (REIT) PLC	37,300	63,506
Irish Residential Properties REIT PLC	17,200	27,635

TOTAL IRELAND		91,141

Italy - 0.6%
COIMA RES SpA (a)	2,100	19,547
Japan - 10.0%
Advance Residence Investment Corp.	14	36,423
Invincible Investment Corp.	24	10,593
Kenedix Office Investment Corp.	6	36,382
Kenedix Residential Investment Corp.	17	25,238
Kenedix, Inc.	2,400	13,716
Mitsubishi Estate Co. Ltd.	2,038	35,365
Mitsui Fudosan Co. Ltd.	3,450	82,495
NTT Urban Development Co.	1,900	19,558
ORIX JREIT, Inc.	27	42,064
Star Asia Investment Corp.	16	15,397

TOTAL JAPAN		317,231

Mexico - 0.6%
Concentradora Fibra Hotelera Mexicana SA de CV (a)	15,000	10,020
Terrafina	5,600	8,698

TOTAL MEXICO		18,718

Netherlands - 0.9%
Instone Real Estate Group BV (a)	1,180	30,356
Singapore - 4.3%
Mapletree Commercial Trust	28,000	33,320
Parkway Life REIT	26,100	52,915
UOL Group Ltd.	9,330	49,140

TOTAL SINGAPORE		135,375

Sweden - 0.3%
Cibus Nordic Real Estate AB	760	9,101
United Kingdom - 5.3%
Assura PLC	10,200	7,578
Capital & Counties Properties PLC	4,889	17,673
Derwent London PLC	1,215	49,804
Grainger Trust PLC	3,200	12,869
Land Securities Group PLC	1,029	12,734
Londonmetric Properity PLC	17,948	44,336
U & I Group PLC	7,691	22,360

TOTAL UNITED KINGDOM		167,354

United States of America - 50.2%
American Homes 4 Rent Class A	1,337	29,601
Apartment Investment & Management Co. Class A	306	13,051
AvalonBay Communities, Inc.	325	57,476
Boston Properties, Inc.	620	77,829
Braemar Hotels & Resorts, Inc.	400	4,572
Brandywine Realty Trust (SBI)	1,587	26,170
Camden Property Trust (SBI)	299	27,684
Crown Castle International Corp.	144	15,960
DCT Industrial Trust, Inc.	426	28,487
DiamondRock Hospitality Co.	2,244	26,748
Digital Realty Trust, Inc.	459	55,732
Duke Realty Corp.	2,525	73,528
Equinix, Inc.	55	24,160
Equity Lifestyle Properties, Inc.	746	67,879
Equity Residential (SBI)	902	59,018
Essex Property Trust, Inc.	123	29,575
Extra Space Storage, Inc.	489	45,951
Gaming & Leisure Properties	450	16,344
Healthcare Trust of America, Inc.	710	19,397
Host Hotels & Resorts, Inc.	2,635	55,177
Hudson Pacific Properties, Inc.	488	16,719
Kimco Realty Corp.	1,550	25,870
Prologis, Inc.	1,658	108,798
Public Storage	364	79,290
Regency Centers Corp.	627	39,896
RLJ Lodging Trust	590	13,328
Sabra Health Care REIT, Inc.	450	9,725
Simon Property Group, Inc.	729	128,456
SL Green Realty Corp.	382	39,388
Spirit MTA REIT	284	2,837
Spirit Realty Capital, Inc.	2,945	24,650
Sun Communities, Inc.	474	45,959
Terreno Realty Corp.	200	7,382
The Macerich Co.	482	28,467
UDR, Inc.	2,377	91,467
Urban Edge Properties	230	5,216
Ventas, Inc.	1,022	57,620
VEREIT, Inc.	2,590	19,762
VICI Properties, Inc.	1,397	28,429
Washington REIT (SBI)	350	10,672
Welltower, Inc.	867	54,274

TOTAL UNITED STATES OF AMERICA		1,592,544

TOTAL COMMON STOCKS
(Cost $2,980,450)		3,139,036

Money Market Funds - 2.1%
Fidelity Cash Central Fund, 1.96% (b)
(Cost $65,803)	65,790	65,803
TOTAL INVESTMENT IN SECURITIES - 101.0%
(Cost $3,046,253)		3,204,839
NET OTHER ASSETS (LIABILITIES) - (1.0)%		(32,894)
NET ASSETS - 100%		$3,171,945

Categorizations in the Schedule of Investments are based on country or territory of incorporation.

Legend

 (a) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $59,923 or 1.9% of net assets.

 (b) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

Affiliated Central Funds

Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:

Fund	Income earned
Fidelity Cash Central Fund	$850
Total	$850

Amounts in the income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line-item in the Statement of Operations if applicable.

Investment Valuation

The following is a summary of the inputs used, as of July 31, 2018, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

	Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Equities:
Consumer Discretionary	$32,399	$32,399	$--	$--
Financials	42,645	42,645	--	--
Real Estate	3,063,992	2,946,132	117,860	--
Money Market Funds	65,803	65,803	--	--
Total Investments in Securities:	$3,204,839	$3,086,979	$117,860	$--

The following is a summary of transfers between Level 1 and Level 2 for the period ended July 31, 2018. Transfers are assumed to have occurred at the beginning of the period, and are primarily attributable to the valuation techniques used for foreign equity securities, as discussed in the accompanying Notes to Financial Statements:

Transfers	Total
Level 1 to Level 2	$138,840
Level 2 to Level 1	$0

See accompanying notes which are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities

		July 31, 2018
Assets
Investment in securities, at value — See accompanying schedule: Unaffiliated issuers (cost $2,980,450)	$3,139,036
Fidelity Central Funds (cost $65,803)	65,803
Total Investment in Securities (cost $3,046,253)		$3,204,839
Cash		1,696
Receivable for fund shares sold		143
Dividends receivable		7,302
Distributions receivable from Fidelity Central Funds		96
Prepaid expenses		30
Receivable from investment adviser for expense reductions		36,416
Other receivables		138
Total assets		3,250,660
Liabilities
Payable for investments purchased	$18,542
Accrued management fee	1,802
Distribution and service plan fees payable	949
Other affiliated payables	555
Other payables and accrued expenses	56,867
Total liabilities		78,715
Net Assets		$3,171,945
Net Assets consist of:
Paid in capital		$3,102,543
Undistributed net investment income		33,111
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(122,317)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		158,608
Net Assets		$3,171,945
Calculation of Maximum Offering Price
Class A:
Net Asset Value and redemption price per share ($1,001,437 ÷ 98,877 shares)		$10.13
Maximum offering price per share (100/94.25 of $10.13)		$10.75
Class M:
Net Asset Value and redemption price per share ($570,455 ÷ 56,406 shares)		$10.11
Maximum offering price per share (100/96.50 of $10.11)		$10.48
Class C:
Net Asset Value and offering price per share ($614,051 ÷ 60,908 shares)(a)		$10.08
Class I:
Net Asset Value, offering price and redemption price per share ($986,002 ÷ 97,171 shares)		$10.15

 (a) Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

		Year ended July 31, 2018
Investment Income
Dividends		$99,134
Income from Fidelity Central Funds		850
Income before foreign taxes withheld		99,984
Less foreign taxes withheld		(5,882)
Total income		94,102
Expenses
Management fee	$20,470
Transfer agent fees	5,205
Distribution and service plan fees	11,569
Accounting fees and expenses	1,152
Custodian fees and expenses	21,862
Independent trustees' fees and expenses	42
Registration fees	53,211
Audit	56,892
Legal	35
Miscellaneous	1,898
Total expenses before reductions	172,336
Expense reductions	(127,205)
Total expenses after reductions		45,131
Net investment income (loss)		48,971
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	4,609
Foreign currency transactions	713
Total net realized gain (loss)		5,322
Change in net unrealized appreciation (depreciation) on:
Investment securities:
Unaffiliated issuers	115,645
Assets and liabilities in foreign currencies	(165)
Total change in net unrealized appreciation (depreciation)		115,480
Net gain (loss)		120,802
Net increase (decrease) in net assets resulting from operations		$169,773

See accompanying notes which are an integral part of the financial statements.

Statement of Changes in Net Assets

	Year ended July 31, 2018	For the period August 11, 2016 (commencement of operations) to July 31, 2017
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$48,971	$35,722
Net realized gain (loss)	5,322	(82,716)
Change in net unrealized appreciation (depreciation)	115,480	43,128
Net increase (decrease) in net assets resulting from operations	169,773	(3,866)
Distributions to shareholders from net investment income	(34,616)	(17,656)
Distributions to shareholders from net realized gain	(41,912)	(2,329)
Total distributions	(76,528)	(19,985)
Share transactions - net increase (decrease)	271,453	2,831,098
Total increase (decrease) in net assets	364,698	2,807,247
Net Assets
Beginning of period	2,807,247	–
End of period	$3,171,945	$2,807,247
Other Information
Undistributed net investment income end of period	$33,111	$18,064

See accompanying notes which are an integral part of the financial statements.

Financial Highlights

Fidelity Advisor Global Real Estate Fund Class A

Years ended July 31,	2018	2017 A
Selected Per–Share Data
Net asset value, beginning of period	$9.81	$10.00
Income from Investment Operations
Net investment income (loss)B	.18	.15
Net realized and unrealized gain (loss)	.42	(.26)
Total from investment operations	.60	(.11)
Distributions from net investment income	(.13)	(.07)
Distributions from net realized gain	(.14)	(.01)
Total distributions	(.28)C	(.08)
Net asset value, end of period	$10.13	$9.81
Total ReturnD,E,F	6.16%	(1.00)%
Ratios to Average Net AssetsG,H
Expenses before reductions	5.86%	8.94%I
Expenses net of fee waivers, if any	1.40%	1.40%I
Expenses net of all reductions	1.38%	1.39%I
Net investment income (loss)	1.80%	1.65%I
Supplemental Data
Net assets, end of period (000 omitted)	$1,001	$657
Portfolio turnover rateJ	46%	59%I

 A For the period August 11, 2016 (commencement of operations) to July 31, 2017.

 B Calculated based on average shares outstanding during the period.

 C Total distributions of $.28 per share is comprised of distributions from net investment income of $.134 and distributions from net realized gain of $.142 per share.

 D Total returns for periods of less than one year are not annualized.

 E Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 F Total returns do not include the effect of the sales charges.

 G Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 I Annualized

 J Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Fidelity Advisor Global Real Estate Fund Class M

Years ended July 31,	2018	2017 A
Selected Per–Share Data
Net asset value, beginning of period	$9.79	$10.00
Income from Investment Operations
Net investment income (loss)B	.15	.13
Net realized and unrealized gain (loss)	.42	(.27)
Total from investment operations	.57	(.14)
Distributions from net investment income	(.11)	(.06)
Distributions from net realized gain	(.14)	(.01)
Total distributions	(.25)	(.07)
Net asset value, end of period	$10.11	$9.79
Total ReturnC,D,E	5.90%	(1.30)%
Ratios to Average Net AssetsF,G
Expenses before reductions	5.90%	9.20%H
Expenses net of fee waivers, if any	1.65%	1.65%H
Expenses net of all reductions	1.63%	1.64%H
Net investment income (loss)	1.54%	1.40%H
Supplemental Data
Net assets, end of period (000 omitted)	$570	$550
Portfolio turnover rateI	46%	59%H

 A For the period August 11, 2016 (commencement of operations) to July 31, 2017.

 B Calculated based on average shares outstanding during the period.

 C Total returns for periods of less than one year are not annualized.

 D Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 E Total returns do not include the effect of the sales charges.

 F Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 H Annualized

 I Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Fidelity Advisor Global Real Estate Fund Class C

Years ended July 31,	2018	2017 A
Selected Per–Share Data
Net asset value, beginning of period	$9.76	$10.00
Income from Investment Operations
Net investment income (loss)B	.10	.08
Net realized and unrealized gain (loss)	.42	(.26)
Total from investment operations	.52	(.18)
Distributions from net investment income	(.06)	(.05)
Distributions from net realized gain	(.14)	(.01)
Total distributions	(.20)	(.06)
Net asset value, end of period	$10.08	$9.76
Total ReturnC,D,E	5.38%	(1.77)%
Ratios to Average Net AssetsF,G
Expenses before reductions	6.26%	9.75%H
Expenses net of fee waivers, if any	2.15%	2.15%H
Expenses net of all reductions	2.13%	2.14%H
Net investment income (loss)	1.04%	.90%H
Supplemental Data
Net assets, end of period (000 omitted)	$614	$737
Portfolio turnover rateI	46%	59%H

 A For the period August 11, 2016 (commencement of operations) to July 31, 2017.

 B Calculated based on average shares outstanding during the period.

 C Total returns for periods of less than one year are not annualized.

 D Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 E Total returns do not include the effect of the contingent deferred sales charge.

 F Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 H Annualized

 I Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Fidelity Advisor Global Real Estate Fund Class I

Years ended July 31,	2018	2017 A
Selected Per–Share Data
Net asset value, beginning of period	$9.82	$10.00
Income from Investment Operations
Net investment income (loss)B	.20	.17
Net realized and unrealized gain (loss)	.43	(.26)
Total from investment operations	.63	(.09)
Distributions from net investment income	(.16)	(.08)
Distributions from net realized gain	(.14)	(.01)
Total distributions	(.30)	(.09)
Net asset value, end of period	$10.15	$9.82
Total ReturnC,D	6.48%	(.80)%
Ratios to Average Net AssetsE,F
Expenses before reductions	5.41%	8.74%G
Expenses net of fee waivers, if any	1.15%	1.15%G
Expenses net of all reductions	1.13%	1.14%G
Net investment income (loss)	2.04%	1.90%G
Supplemental Data
Net assets, end of period (000 omitted)	$986	$863
Portfolio turnover rateH	46%	59%G

 A For the period August 11, 2016 (commencement of operations) to July 31, 2017.

 B Calculated based on average shares outstanding during the period.

 C Total returns for periods of less than one year are not annualized.

 D Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 E Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 G Annualized

 H Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Notes to Financial Statements

For the period ended July 31, 2018

1. Organization.

Fidelity Advisor Global Real Estate Fund (the Fund) is a fund of Fidelity Advisor Series VII (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund offers Class A, Class M, Class C and Class I shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class.

2. Investments in Fidelity Central Funds.

The Fund invests in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of the investment adviser. Annualized expenses of the Money Market Central Funds as of their most recent shareholder report date are less than .005%.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC website or upon request.

3. Significant Accounting Policies.

The Fund is an investment company and applies the accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services – Investments Companies. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has delegated the day to day responsibility for the valuation of the Fund's investments to the Fair Value Committee (the Committee) established by the Fund's investment adviser. In accordance with valuation policies and procedures approved by the Board, the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and reports to the Board on the Committee's activities and fair value determinations. The Board monitors the appropriateness of the procedures used in valuing the Fund's investments and ratifies the fair value determinations of the Committee.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

  Level 1 – quoted prices in active markets for identical investments
  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
  Level 3 – unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. Utilizing these techniques may result in transfers between Level 1 and Level 2. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of July 31, 2018, including information on transfers between Levels 1 and 2, is included at the end of the Fund's Schedule of Investments.

Foreign Currency. The Fund may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Certain distributions received by the Fund represent a return of capital or capital gain. The Fund determines the components of these distributions subsequent to the ex-dividend date, based upon receipt of tax filings or other correspondence relating to the underlying investment. These distributions are recorded as a reduction of cost of investments and/or as a realized gain. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Class Allocations and Expenses. Investment income, realized and unrealized capital gains and losses, common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated daily on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions may also differ by class. For the reporting period, the allocated portion of income and expenses to each class as a percent of its average net assets may vary due to the timing of recording these transactions in relation to fluctuating net assets of the classes. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of July 31, 2018, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are declared and recorded on the ex-dividend date. Income and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, passive foreign investment companies (PFIC), capital loss carryforwards and losses deferred due to wash sales.

As of period end, the cost and unrealized appreciation (depreciation) in securities, and derivatives if applicable, for federal income tax purposes were as follows:

Gross unrealized appreciation	$209,928
Gross unrealized depreciation	(108,789)
Net unrealized appreciation (depreciation)	$101,139
Tax Cost	$3,103,700

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$54,695
Capital loss carryforward	$(86,595)
Net unrealized appreciation (depreciation) on securities and other investments	$101,302

Capital loss carryforwards are only available to offset future capital gains of the Fund to the extent provided by regulations and may be limited. Under the Regulated Investment Company Modernization Act of 2010 (the Act), the Fund is permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period and such capital losses are required to be used prior to any losses that expire. The capital loss carryforward information presented below, including any applicable limitation, is estimated as of fiscal period end and is subject to adjustment.

No expiration
Short-term	$(75,280)
Long-term	(11,315)
Total capital loss carryforward	$(86,595)

The tax character of distributions paid was as follows:

	July 31, 2018	July 31, 2017(a)
Ordinary Income	$76,528	$ 19,985

 (a) For the period August 11, 2016 (commencement of operations) to July 31, 2017.

Restricted Securities. The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the Fund's Schedule of Investments.

4. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $1,660,277 and $1,327,220, respectively.

5. Fees and Other Transactions with Affiliates.

Management Fee. Fidelity SelectCo, LLC (the investment adviser) and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .45% of the Fund's average net assets and an annualized group fee rate that averaged .24% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by Fidelity Management & Research Company (FMR) and the investment adviser. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the reporting period, the total annual management fee rate was .69% of the Fund's average net assets.

Distribution and Service Plan Fees. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Corporation (FDC), an affiliate of the investment adviser, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition, FDC may pay financial intermediaries for selling shares of the Fund and providing shareholder support services. For the period, the Distribution and Service Fee rates, total fees and amounts retained by FDC were as follows:

	Distribution Fee	Service Fee	Total Fees	Retained by FDC
Class A	-%	.25%	$2,067	$1,119
Class M	.25%	.25%	2,798	2,260
Class C	.75%	.25%	6,704	5,677
			$11,569	$9,056

Sales Load. FDC may receive a front-end sales charge of up to 5.75% for selling Class A shares and 3.50% for selling Class M shares, some of which is paid to financial intermediaries for selling shares of the Fund. Depending on the holding period, FDC may receive contingent deferred sales charges levied on Class A, Class M and Class C redemptions. The deferred sales charges are 1.00% for Class C shares, 1.00% for certain purchases of Class A shares and .25% for certain purchases of Class M shares.

For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC
Class M	$11

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc., (FIIOC), an affiliate of the investment adviser, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the Fund. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements.

For the period, transfer agent fees for each class were as follows:

	Amount	% of Class-Level Average Net Assets
Class A	$1,986.24
Class M	1,080.19
Class C	904.13
Class I	1,235.14
	$5,205

Accounting Fees. Fidelity Service Company, Inc. (FSC), an affiliate of the investment adviser, maintains the Fund's accounting records. The fee is based on the level of average net assets for each month. For the period, the fees were equivalent to an annual rate of .04%.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. Brokerage commissions are included in net realized gain (loss) and change in net unrealized appreciation (depreciation) in the Statement of Operations. The commissions paid to these affiliated firms were $38 for the period.

Interfund Trades. The Fund may purchase from or sell securities to other Fidelity Funds under procedures adopted by the Board. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act. Interfund trades are included within the respective purchases and sales amounts shown in the Purchases and Sales of Investments note.

6. Committed Line of Credit.

The Fund participates with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $8 and is reflected in Miscellaneous expenses on the Statement of Operations. During the period, the Fund did not borrow on this line of credit.

7. Expense Reductions.

The investment adviser contractually agreed to reimburse each class to the extent annual operating expenses exceeded certain levels of class-level average net assets as noted in the table below. This reimbursement will remain in place through November 30, 2020. Some expenses, for example the compensation of the independent Trustees, and certain miscellaneous expenses such as proxy and shareholder meeting expenses, are excluded from this reimbursement.

The following classes were in reimbursement during the period:

	Expense Limitations	Reimbursement
Class A	1.40%	$36,827
Class M	1.65%	23,777
Class C	2.15%	27,555
Class I	1.15%	38,550
		$126,709

Commissions paid to certain brokers with whom the investment adviser, or its affiliates, places trades on behalf of the Fund include an amount in addition to trade execution, which may be rebated back to the Fund to offset certain expenses. This amount totaled $347 for the period. In addition, through arrangements with the Fund's custodian, credits realized as a result of certain uninvested cash balances were used to reduce the Fund's expenses. During the period, these credits reduced the Fund's custody expenses by $122.

In addition, during the period the investment adviser reimbursed and/or waived a portion of fund-level operating expenses in the amount of $27.

8. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

	Year ended July 31, 2018	Year ended July 31, 2017(a)
From net investment income
Class A	$10,565	$4,562
Class M	6,191	3,316
Class C	4,104	3,067
Class I	13,756	6,711
Total	$34,616	$17,656
From net realized gain
Class A	$11,196	$562
Class M	8,065	466
Class C	10,049	563
Class I	12,602	738
Total	$41,912	$2,329

 (a) For the period August 11, 2016 (commencement of operations) to July 31, 2017.

9. Share Transactions.

Share transactions for each class were as follows and may contain automatic conversions between classes or exchanges between affiliated funds:

	Shares	Shares	Dollars	Dollars
	Year ended July 31, 2018	Year ended July 31, 2017(a)	Year ended July 31, 2018	Year ended July 31, 2017(a)
Class A
Shares sold	43,178	81,755	$423,027	$803,455
Reinvestment of distributions	2,212	575	21,761	5,124
Shares redeemed	(13,506)	(15,337)	(131,704)	(141,193)
Net increase (decrease)	31,884	66,993	$313,084	$667,386
Class M
Shares sold	5,975	55,940	$59,008	$555,479
Reinvestment of distributions	1,449	424	14,256	3,782
Shares redeemed	(7,160)	(222)	(69,653)	(2,000)
Net increase (decrease)	264	56,142	$3,611	$557,261
Class C
Shares sold	6,324	75,177	$63,092	$736,227
Reinvestment of distributions	1,438	335	14,153	2,984
Shares redeemed	(22,353)	(13)	(213,557)	(118)
Net increase (decrease)	(14,591)	75,499	$(136,312)	$739,093
Class I
Shares sold	15,189	89,258	$148,303	$880,092
Reinvestment of distributions	2,624	835	25,818	7,448
Shares redeemed	(8,521)	(2,214)	(83,051)	(20,182)
Net increase (decrease)	9,292	87,879	$91,070	$867,358

 (a) For the period August 11, 2016 (commencement of operations) to July 31, 2017.

10. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

At the end of the period, the investment adviser or its affiliates were the owners of record of 61% of the total outstanding shares of the Fund.

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Advisor Series VII and Shareholders of Fidelity Advisor Global Real Estate Fund:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statement of assets and liabilities of Fidelity Advisor Global Real Estate Fund (the "Fund"), a fund of Fidelity Advisor Series VII, including the schedule of investments, as of July 31, 2018, the related statement of operations for the year then ended, the statement of changes in net assets and the financial highlights for the year then ended and for the period from August 11, 2016 (commencement of operations) to July 31, 2017, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of July 31, 2018, the results of its operations for the year then ended, and the changes in its net assets, and the financial highlights for the year then ended and for the period from August 11, 2016 (commencement of operations) to July 31, 2017, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on the Fund's financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of July 31, 2018, by correspondence with the custodians and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ Deloitte & Touche LLP

Boston, Massachusetts

September 13, 2018

We have served as the auditor of one or more of the Fidelity investment companies since 1999.

Trustees and Officers

The Trustees, Members of the Advisory Board (if any), and officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance.  Except for Michael E. Wiley, each of the Trustees oversees 286 funds. Mr. Wiley oversees 197 funds.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust.  Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the fund is referred to herein as an Independent Trustee.  Each Independent Trustee shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs.  The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees.  Officers and Advisory Board Members hold office without limit in time, except that any officer or Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund’s Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-877-208-0098.

Experience, Skills, Attributes, and Qualifications of the Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Board Structure and Oversight Function. James C. Curvey is an interested person and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Ned C. Lautenbach serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity® funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's high income and certain equity funds, and other Boards oversee Fidelity's investment-grade bond, money market, asset allocation, and other equity funds. The asset allocation funds may invest in Fidelity® funds overseen by the fund's Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity® funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity® funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks.  The Board, acting through its committees, has charged SelectCo and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above.  Because the day-to-day operations and activities of the fund are carried out by or through SelectCo, its affiliates, and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees.  While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations, Audit, and Compliance Committees.  In addition, the Independent Trustees have worked with Fidelity to enhance the Board's oversight of investment and financial risks, legal and regulatory risks, technology risks, and operational risks, including the development of additional risk reporting to the Board.  Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), SelectCo's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of Fidelity's risk management program for the Fidelity® funds.  The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Trustees."

Interested Trustees*:

Correspondence intended for a Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

James C. Curvey (1935)

Year of Election or Appointment: 2018

Trustee

Chairman of the Board of Trustees

Mr. Curvey also serves as Trustee of other Fidelity® funds. Mr. Curvey is Vice Chairman (2007-present) and Director of FMR LLC (diversified financial services company). In addition, Mr. Curvey is an Overseer Emeritus for the Boston Symphony Orchestra, a Director of Artis-Naples, and a Trustee of Brewster Academy in Wolfeboro, New Hampshire. Previously, Mr. Curvey served as a Director of Fidelity Research & Analysis Co. (investment adviser firm, 2009-2018), Director of Fidelity Investments Money Management, Inc. (investment adviser firm, 2009-2014) and a Director of FMR and FMR Co., Inc. (investment adviser firms, 2007-2014).

Charles S. Morrison (1960)

Year of Election or Appointment: 2018

Trustee

Mr. Morrison also serves as Trustee of other funds. He serves as President of Fidelity SelectCo, LLC (investment adviser firm, 2017-present) and Fidelity Management & Research Company (FMR) (investment adviser firm, 2016-present), a Director of Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2014-present), Director of Fidelity SelectCo, LLC (investment adviser firm, 2014-present), President, Asset Management (2014-present), and is an employee of Fidelity Investments. Previously, Mr. Morrison served as Vice President of Fidelity's Fixed Income and Asset Allocation Funds (2012-2014), President, Fixed Income (2011-2014), Vice President of Fidelity's Money Market Funds (2005-2009), President, Money Market Group Leader of FMR (investment adviser firm, 2009), and Senior Vice President, Money Market Group of FMR (2004-2009). Mr. Morrison also served as Vice President of Fidelity's Bond Funds (2002-2005), certain Balanced Funds (2002-2005), and certain Asset Allocation Funds (2002-2007), and as Senior Vice President (2002-2005) of Fidelity's Bond Division.

 * Determined to be an "Interested Trustee" by virtue of, among other things, his or her affiliation with the trust or various entities under common control with SelectCo.

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Independent Trustees:

Correspondence intended for an Independent Trustee may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Dennis J. Dirks (1948)

Year of Election or Appointment: 2018

Trustee

Mr. Dirks also serves as Trustee of other Fidelity® funds. Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) and President and Board member of the National Securities Clearing Corporation (NSCC). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation, Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation, as a Trustee and a member of the Finance Committee of Manhattan College (2005-2008), as a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-2008), as a member of the Independent Directors Council (IDC) Governing Council (2010-2015), and as a member of the Board of Directors for The Brookville Center for Children’s Services, Inc. (2009-2017). Mr. Dirks is a member of the Finance Committee (2016-present), Board of Directors (2017-present) and Board of Trustees (2018-present) and is Treasurer (2018-present) of the Asolo Repertory Theatre.

Donald F. Donahue (1950)

Year of Election or Appointment: 2018

Trustee

Mr. Donahue also serves as a Trustee of other Fidelity® funds. Mr. Donahue is President and Chief Executive Officer of Miranda Partners, LLC (risk consulting for the financial services industry, 2012-present). Previously, Mr. Donahue served as a Member of the Advisory Board of certain Fidelity® funds (2015-2018) and Chief Executive Officer (2006-2012), Chief Operating Officer (2003-2006), and Managing Director, Customer Marketing and Development (1999-2003) of The Depository Trust & Clearing Corporation (financial markets infrastructure). Mr. Donahue serves as a Member (2007-present) and Co-Chairman (2016-present) of the Board of Directors of United Way of New York, Member of the Board of Directors of NYC Leadership Academy (2012-present) and Member of the Board of Advisors of Ripple Labs, Inc. (financial services, 2015-present). He also served as Chairman (2010-2012) and Member of the Board of Directors (2012-2013) of Omgeo, LLC (financial services), Treasurer of United Way of New York (2012-2016), and Member of the Board of Directors of XBRL US (financial services non-profit, 2009-2012) and the International Securities Services Association (2009-2012).

Alan J. Lacy (1953)

Year of Election or Appointment: 2018

Trustee

Mr. Lacy also serves as Trustee of other Fidelity® funds. Mr. Lacy serves as a Director of Bristol-Myers Squibb Company (global pharmaceuticals, 2008-present). He is a Trustee of the California Chapter of The Nature Conservancy (2015-present) and a Director of the Center for Advanced Study in the Behavioral Sciences at Stanford University (2015-present). In addition, Mr. Lacy served as Senior Adviser (2007-2014) of Oak Hill Capital Partners, L.P. (private equity) and also served as Chief Executive Officer (2005) and Vice Chairman (2005-2006) of Sears Holdings Corporation (retail) and Chief Executive Officer and Chairman of the Board of Sears, Roebuck and Co. (retail, 2000-2005). Previously, Mr. Lacy served as Chairman (2014-2017) and a member (2010-2017) of the Board of Directors of Dave & Buster’s Entertainment, Inc. (restaurant and entertainment complexes), as Chairman (2008-2011) and a member (2006-2015) of the Board of Trustees of the National Parks Conservation Association, and as a member of the Board of Directors for The Hillman Companies, Inc. (hardware wholesalers, 2010-2014), Earth Fare, Inc. (retail grocery, 2010-2014), and The Western Union Company (global money transfer, 2006-2011).

Ned C. Lautenbach (1944)

Year of Election or Appointment: 2018

Trustee

Chairman of the Independent Trustees

Mr. Lautenbach also serves as Trustee of other Fidelity® funds. Mr. Lautenbach currently serves as Vice Chair of the Board of Governors, State University System of Florida (2013-present) and is a member of the Council on Foreign Relations (1994-present). He is also a member and has most recently served as Chairman of the Board of Directors of Artis-Naples (2012-present). Previously, Mr. Lautenbach served as a member and then Lead Director of the Board of Directors of Eaton Corporation (diversified industrial, 1997-2016). He was also a Partner and Advisory Partner at Clayton, Dubilier & Rice, LLC (private equity investment, 1998-2010), as well as a Director of Sony Corporation (2006-2007). In addition, Mr. Lautenbach also had a 30-year career with IBM (technology company) during which time he served as Senior Vice President and a member of the Corporate Executive Committee (1968-1998).

Joseph Mauriello (1944)

Year of Election or Appointment: 2018

Trustee

Mr. Mauriello also serves as Trustee of other Fidelity® funds. Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services, 1965-2005). Mr. Mauriello currently serves as a member of the Board of Directors of XL Group plc. (global insurance and re-insurance, 2006-present) and the Independent Directors Council (IDC) Governing Council (2015-present). Previously, Mr. Mauriello served as a Director of the Hamilton Funds of the Bank of New York (2006-2007) and of Arcadia Resources Inc. (health care services and products, 2007-2012).

Cornelia M. Small (1944)

Year of Election or Appointment: 2018

Trustee

Ms. Small also serves as Trustee of other Fidelity® funds. Ms. Small is a member of the Board of Directors (2009-present) and Chair of the Investment Committee (2010-present) of the Teagle Foundation. Ms. Small also serves on the Investment Committee of the Berkshire Taconic Community Foundation (2008-present). Previously, Ms. Small served as Chairperson (2002-2008) and a member of the Investment Committee and Chairperson (2008-2012) and a member of the Board of Trustees of Smith College. In addition, Ms. Small served as Chief Investment Officer, Director of Global Equity Investments, and a member of the Board of Directors of Scudder, Stevens & Clark and Scudder Kemper Investments.

Garnett A. Smith (1947)

Year of Election or Appointment: 2013

Trustee

Mr. Smith also serves as Trustee of other Fidelity® funds. Prior to Mr. Smith's retirement, he served as Chairman and Chief Executive Officer of Inbrand Corp. (manufacturer of personal absorbent products, 1990-1997). He also served as President (1986-1990) of Inbrand Corp. Prior to his employment with Inbrand Corp., he was employed by a retail fabric chain and North Carolina National Bank. In addition, Mr. Smith served as a Member of the Advisory Board of certain Fidelity® funds (2012-2013) and as a board member of the Jackson Hole Land Trust (2009-2012).

David M. Thomas (1949)

Year of Election or Appointment: 2018

Trustee

Mr. Thomas also serves as Trustee of other Fidelity® funds. Mr. Thomas serves as Non-Executive Chairman of the Board of Directors of Fortune Brands Home and Security (home and security products, 2011-present), as a member of the Board of Directors (2004-present) and Presiding Director (2013-present) of Interpublic Group of Companies, Inc. (marketing communication), and as a member of the Board of Trustees of the University of Florida (2013-present). Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions), and a Director of Fortune Brands, Inc. (consumer products, 2000-2011).

Michael E. Wiley (1950)

Year of Election or Appointment: 2008

Trustee

Mr. Wiley also serves as Trustee or Member of the Advisory Board of other Fidelity® funds. Mr. Wiley serves as a Director of Andeavor Corporation (independent oil refiner and marketer, 2005-present), a Director of Andeavor Logistics LP (natural resources logistics, 2015-present), and a Director of Bill Barrett Corporation (exploration and production, 2005-present). In addition, Mr. Wiley also serves as a Director of Post Oak Bank (privately-held bank, 2004-present). Previously, Mr. Wiley served as a Trustee of other Fidelity® funds (2008-2013), as a Director of Asia Pacific Exploration Consolidated (international oil and gas exploration and production, 2008-2013), as a member of the Board of Trustees of the University of Tulsa (2000-2006; 2007-2010), as a Senior Energy Advisor of Katzenbach Partners, LLC (consulting, 2006-2007), as an Advisory Director of Riverstone Holdings (private investment), Chairman, President, and CEO of Baker Hughes, Inc. (oilfield services, 2000-2004), and as Director of Spinnaker Exploration Company (exploration and production, 2001-2005).

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Advisory Board Members and Officers:

Correspondence intended for a Member of the Advisory Board (if any) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.  Correspondence intended for an officer or Peter S. Lynch may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.  Officers appear below in alphabetical order.

Name, Year of Birth; Principal Occupation

Peter S. Lynch (1944)

Year of Election or Appointment: 2018

Member of the Advisory Board

Mr. Lynch also serves as Member of the Advisory Board of other Fidelity® funds. Mr. Lynch is Vice Chairman and a Director of FMR (investment adviser firm) and FMR Co., Inc. (investment adviser firm). In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served on the Special Olympics International Board of Directors (1997-2006).

William S. Stavropoulos (1939)

Year of Election or Appointment: 2018

Member of the Advisory Board

Mr. Stavropoulos also serves as Member of the Advisory Board of other Fidelity® funds. Mr. Stavropoulos serves as President and Founder of the Michigan Baseball Foundation, the Great Lakes Loons (2007-present). Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company, where he previously served in numerous senior management positions, including President, CEO (1995-2000; 2002-2004), Chairman of the Executive Committee (2000-2006), and as a member of the Board of Directors (1990-2006). Currently, Mr. Stavropoulos is Chairman of the Board of Directors of Univar Inc. (global distributor of commodity and specialty chemicals), a Director of Teradata Corporation (data warehousing and technology solutions), and a member of the Advisory Board for Metalmark Capital LLC (private equity investment, 2005-present). Mr. Stavropoulos is an operating advisor to Clayton, Dubilier & Rice, LLC (private equity investment). In addition, Mr. Stavropoulos is a member of the University of Notre Dame Advisory Council for the College of Science, a Trustee of the Rollin L. Gerstacker Foundation, and a Director of Artis-Naples in Naples, Florida. Previously, Mr. Stavropoulos served as Trustee of certain Fidelity® funds (2001-2018) and as a Director of Chemical Financial Corporation (bank holding company, 1993-2012) and Tyco International, Ltd. (multinational manufacturing and services, 2007-2012).

Carol B. Tomé (1957)

Year of Election or Appointment: 2017

Member of the Advisory Board

Ms. Tomé also serves as Member of the Advisory Board of other Fidelity® funds. Ms. Tomé is Chief Financial Officer (2001-present) and Executive Vice President of Corporate Services (2007-present) of The Home Depot, Inc. (home improvement retailer) and a Director (2003-present) and Chair of the Audit Committee (2004-present) of United Parcel Service, Inc. (package delivery and supply chain management). Previously, Ms. Tomé served as Trustee of certain Fidelity® funds (2017), Senior Vice President of Finance and Accounting/Treasurer (2000-2007) and Vice President and Treasurer (1995-2000) of The Home Depot, Inc. and Chair of the Board (2010-2012), Vice Chair of the Board (2009 and 2013), and a Director (2008-2013) of the Federal Reserve Bank of Atlanta. Ms. Tomé is also a director or trustee of many community and professional organizations.

Elizabeth Paige Baumann (1968)

Year of Election or Appointment: 2017

Anti-Money Laundering (AML) Officer

Ms. Baumann also serves as AML Officer of other funds. She is Chief AML Officer (2012-present) and Senior Vice President (2014-present) of FMR LLC (diversified financial services company) and is an employee of Fidelity Investments. Previously, Ms. Baumann served as AML Officer of the funds (2012-2016), and Vice President (2007-2014) and Deputy Anti-Money Laundering Officer (2007-2012) of FMR LLC.

Marc R. Bryant (1966)

Year of Election or Appointment: 2013

Secretary and Chief Legal Officer (CLO)

Mr. Bryant also serves as Secretary and CLO of other funds. Mr. Bryant serves as CLO, Secretary, and Senior Vice President of Fidelity Management & Research Company (investment adviser firm, 2015-present) and FMR Co., Inc. (investment adviser firm, 2015-present); Secretary of Fidelity SelectCo, LLC (investment adviser firm, 2015-present) and Fidelity Investments Money Management, Inc. (investment adviser firm, 2015-present); and CLO of Fidelity Management & Research (Hong Kong) Limited and FMR Investment Management (UK) Limited (investment adviser firms, 2015-present) and Fidelity Management & Research (Japan) Limited (investment adviser firm, 2016-present). He is Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company). Previously, Mr. Bryant served as Secretary and CLO of Fidelity Rutland Square Trust II (2010-2014) and Assistant Secretary of Fidelity's Fixed Income and Asset Allocation Funds (2013-2015). Prior to joining Fidelity Investments, Mr. Bryant served as a Senior Vice President and the Head of Global Retail Legal for AllianceBernstein L.P. (2006-2010), and as the General Counsel for ProFund Advisors LLC (2001-2006).

John J. Burke III (1964)

Year of Election or Appointment: 2018

Chief Financial Officer

Mr. Burke also serves as Chief Financial Officer of other funds. Mr. Burke serves as Head of Investment Operations for Fidelity Fund and Investment Operations (2018-present) and is an employee of Fidelity Investments (1998-present). Previously Mr. Burke served as head of Asset Management Investment Operations (2012-2018).

William C. Coffey (1969)

Year of Election or Appointment: 2009

Assistant Secretary

Mr. Coffey also serves as Assistant Secretary of other funds. He is Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company, 2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Vice President and Associate General Counsel of FMR LLC (2005-2009).

Timothy M. Cohen (1969)

Year of Election or Appointment: 2018

Vice President

Mr. Cohen also serves as Vice President of other funds. Mr. Cohen serves as Co-Head of Global Equity Research (2016-present), a Director of Fidelity Management & Research (Japan) Limited (investment adviser firm, 2016-present), and is an employee of Fidelity Investments. Previously, Mr. Cohen served as Chief Investment Officer - Equity and a Director of Fidelity Management & Research (U.K.) Inc. (investment adviser firm, 2013-2015) and as a Director of Fidelity Management & Research (Hong Kong) Limited (investment adviser firm, 2017).

Jonathan Davis (1968)

Year of Election or Appointment: 2010

Assistant Treasurer

Mr. Davis also serves as Assistant Treasurer of other funds. Mr. Davis serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (diversified financial services company, 2003-2010).

Adrien E. Deberghes (1967)

Year of Election or Appointment: 2018

Assistant Treasurer

Mr. Deberghes also serves as an officer of other funds. He serves as Assistant Treasurer of FMR Capital, Inc. (2017-present), Executive Vice President of Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2016-present), and is an employee of Fidelity Investments (2008-present). Previously, Mr. Deberghes served as President and Treasurer of certain Fidelity® funds (2013-2018). Prior to joining Fidelity Investments, Mr. Deberghes was Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005). Previously, Mr. Deberghes served in other fund officer roles.

Laura M. Del Prato (1964)

Year of Election or Appointment: 2018

Assistant Treasurer

Ms. Del Prato also serves as an officer of other funds. Ms. Del Prato is an employee of Fidelity Investments (2017-present). Prior to joining Fidelity Investments, Ms. Del Prato served as a Managing Director and Treasurer of the JPMorgan Mutual Funds (2014-2017). Prior to JPMorgan, Ms. Del Prato served as a partner at Cohen Fund Audit Services (accounting firm, 2012-2013) and KPMG LLP (accounting firm, 2004-2012).

Colm A. Hogan (1973)

Year of Election or Appointment: 2018

Deputy Treasurer

Mr. Hogan also serves as an officer of other funds. Mr. Hogan serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (2005-present). Previously, Mr. Hogan served as Assistant Treasurer of certain Fidelity® funds (2016-2018).

Pamela R. Holding (1964)

Year of Election or Appointment: 2018

Vice President

Ms. Holding also serves as a Vice President of other funds. Ms. Holding serves as Co-Head of Global Equity Research (2018-present) and is an employee of Fidelity Investments (2013-present).

Chris Maher (1972)

Year of Election or Appointment: 2013

Assistant Treasurer

Mr. Maher serves as Assistant Treasurer of other funds. Mr. Maher is Vice President of Valuation Oversight, serves as Assistant Treasurer of FMR Capital, Inc. (2017-present), and is an employee of Fidelity Investments. Previously, Mr. Maher served as Vice President of Asset Management Compliance (2013), Vice President of the Program Management Group of FMR (investment adviser firm, 2010-2013), and Vice President of Valuation Oversight (2008-2010).

Rieco E. Mello (1969)

Year of Election or Appointment: 2017

Assistant Treasurer

Mr. Mello also serves as Assistant Treasurer of other funds. Mr. Mello serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (1995-present).

Kenneth B. Robins (1969)

Year of Election or Appointment: 2018

Chief Compliance Officer

Mr. Robins also serves as an officer of other funds. Mr. Robins serves as Compliance Officer of Fidelity Management & Research Company and FMR Co., Inc. (investment adviser firms, 2016-present) and is an employee of Fidelity Investments (2004-present). Previously, Mr. Robins served as Executive Vice President of Fidelity Investments Money Management, Inc. (investment adviser firm, 2013-2016) and served in other fund officer roles.

Stacie M. Smith (1974)

Year of Election or Appointment: 2018

President and Treasurer

Ms. Smith also serves as an officer of other funds. Ms. Smith serves as Assistant Treasurer of FMR Capital, Inc. (2017-present), is an employee of Fidelity Investments (2009-present), and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (accounting firm, 1996-2009). Previously, Ms. Smith served as Assistant Treasurer (2013-2018) and Deputy Treasurer (2013-2016) of certain Fidelity® funds.

Marc L. Spector (1972)

Year of Election or Appointment: 2017

Assistant Treasurer

Mr. Spector also serves as an officer of other funds. Mr. Spector serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (2016-present). Prior to joining Fidelity Investments, Mr. Spector served as Director at the Siegfried Group (accounting firm, 2013-2016), and prior to Siegfried Group as audit senior manager at Deloitte & Touche (accounting firm, 2005-2013).

Renee Stagnone (1975)

Year of Election or Appointment: 2016

Assistant Treasurer

Ms. Stagnone also serves as an officer of other funds. Ms. Stagnone serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (1997-present). Previously, Ms. Stagnone served as Deputy Treasurer of certain Fidelity® funds (2013-2016).

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments or redemption proceeds, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (February 1, 2018 to July 31, 2018).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Expense Ratio-A	Beginning Account Value February 1, 2018	Ending Account Value July 31, 2018	Expenses Paid During Period-B February 1, 2018 to July 31, 2018
Class A	1.40%
Actual		$1,000.00	$1,012.00	$6.98
Hypothetical-C		$1,000.00	$1,017.85	$7.00
Class M	1.65%
Actual		$1,000.00	$1,010.00	$8.22
Hypothetical-C		$1,000.00	$1,016.61	$8.25
Class C	2.15%
Actual		$1,000.00	$1,008.00	$10.70
Hypothetical-C		$1,000.00	$1,014.13	$10.74
Class I	1.15%
Actual		$1,000.00	$1,013.00	$5.74
Hypothetical-C		$1,000.00	$1,019.09	$5.76

 A Annualized expense ratio reflects expenses net of applicable fee waivers.

 B Expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

 C 5% return per year before expenses

AGRE-ANN-0918
1.9881280.101

Item 2.

Code of Ethics

As of the end of the period, July 31, 2018, Fidelity Advisor Series VII (the trust) has adopted a code of ethics, as defined in Item 2 of Form N-CSR, that applies to its President and Treasurer and its Chief Financial Officer.  A copy of the code of ethics is filed as an exhibit to this Form N-CSR.

Item 3.

Audit Committee Financial Expert

The Board of Trustees of the trust has determined that Joseph Mauriello is an audit committee financial expert, as defined in Item 3 of Form N-CSR.   Mr. Mauriello is independent for purposes of Item 3 of Form N-CSR.

Item 4.

Principal Accountant Fees and Services

Fees and Services

The following table presents fees billed by Deloitte & Touche LLP, the member firms of Deloitte Touche Tohmatsu, and their respective affiliates (collectively, “Deloitte Entities”) in each of the last two fiscal years for services rendered to Fidelity Advisor Biotechnology Fund, Fidelity Advisor Communications Equipment Fund, Fidelity Advisor Consumer Discretionary Fund, Fidelity Advisor Energy Fund, Fidelity Advisor Financial Services Fund, Fidelity Advisor Global Real Estate Fund, Fidelity Advisor Health Care Fund, Fidelity Advisor Industrials Fund, Fidelity Advisor Real Estate Fund, Fidelity Advisor Semiconductors Fund, Fidelity Advisor Technology Fund and Fidelity Advisor Utilities Fund (the “Funds”):

Services Billed by Deloitte Entities

July 31, 2018 FeesA

	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees
Fidelity Advisor Biotechnology Fund	$52,000	$100	$4,800	$1,300
Fidelity Advisor Communications Equipment Fund	$35,000	$100	$4,800	$1,100
Fidelity Advisor Consumer Discretionary Fund	$34,000	$100	$6,000	$1,000
Fidelity Advisor Energy Fund	$36,000	$100	$7,100	$1,100
Fidelity Advisor Financial Services Fund	$36,000	$100	$6,700	$1,100
Fidelity Advisor Global Real Estate Fund	$43,000	$100	$6,400	$1,200
Fidelity Advisor Health Care Fund	$36,000	$100	$6,000	$1,100
Fidelity Advisor Industrials Fund	$35,000	$100	$6,000	$1,100
Fidelity Advisor Real Estate Fund	$38,000	$100	$6,000	$1,200
Fidelity Advisor Semiconductors Fund	$34,000	$100	$5,100	$1,000
Fidelity Advisor Technology Fund	$44,000	$100	$6,000	$1,100
Fidelity Advisor Utilities Fund	$34,000	$100	$6,000	$1,000

July 31, 2017 FeesA,B

	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees
Fidelity Advisor Biotechnology Fund	$43,000	$100	$4,900	$1,300
Fidelity Advisor Communications Equipment Fund	$38,000	$100	$4,900	$1,100
Fidelity Advisor Consumer Discretionary Fund	$36,000	$100	$6,100	$1,100
Fidelity Advisor Energy Fund	$38,000	$100	$7,200	$1,200
Fidelity Advisor Financial Services Fund	$38,000	$100	$7,000	$1,200
Fidelity Advisor Global Real Estate Fund	$39,000	$100	$6,300	$1,100
Fidelity Advisor Health Care Fund	$38,000	$100	$6,100	$1,200
Fidelity Advisor Industrials Fund	$37,000	$100	$6,100	$1,100
Fidelity Advisor Real Estate Fund	$41,000	$100	$6,100	$1,200
Fidelity Advisor Semiconductors Fund	$36,000	$100	$5,200	$1,100
Fidelity Advisor Technology Fund	$40,000	$100	$6,100	$1,200
Fidelity Advisor Utilities Fund	$36,000	$100	$6,100	$1,100

A Amounts may reflect rounding.

B Fidelity Advisor Global Real Estate Fund commenced operations on August 11, 2016.

The following table presents fees billed by Deloitte Entities that were required to be approved by the Audit Committee for services that relate directly to the operations and financial reporting of the Funds and that are rendered on behalf of Fidelity SelectCo, LLC (“SelectCo”) and entities controlling, controlled by, or under common control with SelectCo (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) that provide ongoing services to the Funds (“Fund Service Providers”):

Services Billed by Deloitte Entities

	July 31, 2018A	July 31, 2017A,B
Audit-Related Fees	$5,000	$-
Tax Fees	$5,000	$25,000
All Other Fees	$-	$-

A Amounts may reflect rounding.

B May include amounts billed prior to the Fidelity Advisor Global Real Estate Fund’s commencement of operations.

“Audit-Related Fees” represent fees billed for assurance and related services that are reasonably related to the performance of the fund audit or the review of the fund's financial statements and that are not reported under Audit Fees.

“Tax Fees” represent fees billed for tax compliance, tax advice or tax planning that relate directly to the operations and financial reporting of the fund.

“All Other Fees” represent fees billed for services provided to the fund or Fund Service Provider, a significant portion of which are assurance related, that relate directly to the operations and financial reporting of the fund, excluding those services that are reported under Audit Fees, Audit-Related Fees or Tax Fees.

Assurance services must be performed by an independent public accountant.

* * *

The aggregate non-audit fees billed by Deloitte Entities for services rendered to the Funds, SelectCo (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any Fund Service Provider for each of the last two fiscal years of the Funds are as follows:

Billed By	July 31, 2018A	July 31, 2017A,B
Deloitte Entities	$430,000	$585,000

A Amounts may reflect rounding.

B May include amounts billed prior to the Fidelity Advisor Global Real Estate Fund’s commencement of operations.

The trust's Audit Committee has considered non-audit services that were not pre-approved that were provided by Deloitte Entities to Fund Service Providers to be compatible with maintaining the independence of Deloitte Entities in its audit of the Funds, taking into account representations from Deloitte Entities, in accordance with Public Company Accounting Oversight Board rules, regarding its independence from the Funds and their related entities and SelectCo’s review of the appropriateness and permissibility under applicable law of such non-audit services prior to their provision to the Fund Service Providers.

Audit Committee Pre-Approval Policies and Procedures

The trust’s Audit Committee must pre-approve all audit and non-audit services provided by a fund’s independent registered public accounting firm relating to the operations or financial reporting of the fund. Prior to the commencement of any audit or non-audit services to a fund, the Audit Committee reviews the services to determine whether they are appropriate and permissible under applicable law.

The Audit Committee has adopted policies and procedures to, among other purposes, provide a framework for the Committee’s consideration of non-audit services by the audit firms that audit the Fidelity funds. The policies and procedures require that any non-audit service provided by a fund audit firm to a Fidelity fund and any non-audit service provided by a fund auditor to a Fund Service Provider that relates directly to the operations and financial reporting of a Fidelity fund (“Covered Service”) are subject to approval by the Audit Committee before such service is provided.

All Covered Services must be approved in advance of provision of the service either: (i) by formal resolution of the Audit Committee, or (ii) by oral or written approval of the service by the Chair of the Audit Committee (or if the Chair is unavailable, such other member of the Audit Committee as may be designated by the Chair to act in the Chair’s absence). The approval contemplated by (ii) above is permitted where the Treasurer determines that action on such an engagement is necessary before the next meeting of the Audit Committee.

Non-audit services provided by a fund audit firm to a Fund Service Provider that do not relate directly to the operations and financial reporting of a Fidelity fund are reported to the Audit Committee periodically.

Non-Audit Services Approved Pursuant to Rule 2-01(c)(7)(i)(C) and (ii) of Regulation S-X (“De Minimis Exception”)

There were no non-audit services approved or required to be approved by the Audit Committee pursuant to the De Minimis Exception during the Funds’ last two fiscal years relating to services provided to (i) the Funds or (ii) any Fund Service Provider that relate directly to the operations and financial reporting of the Funds.

Item 5.

Audit Committee of Listed Registrants

Not applicable.

Item 6.

Investments

(a)

Not applicable.

(b)

Not applicable

Item 7.

Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not applicable.

Item 8.

Portfolio Managers of Closed-End Management Investment Companies

Not applicable.

Item 9.

Purchase of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

Not applicable.

Item 10.

Submission of Matters to a Vote of Security Holders

There were no material changes to the procedures by which shareholders may recommend nominees to the trust’s Board of Trustees.

Item 11.

Controls and Procedures

(a)(i)  The President and Treasurer and the Chief Financial Officer have concluded that the trust’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act) provide reasonable assurances that material information relating to the trust is made known to them by the appropriate persons, based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this report.

(a)(ii)  There was no change in the trust’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the trust’s internal control over financial reporting.

Item 12.

Disclosure of Securities Lending Activities for Closed-End Management

Investment Companies

Not applicable.

Item 13.

Exhibits

(a)	(1)	Code of Ethics pursuant to Item 2 of Form N-CSR is filed and attached hereto as EX-99.CODE ETH.
(a)	(2)	Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is filed and attached hereto as Exhibit 99.CERT.
(a)	(3)	Not applicable.
(b)		Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) is furnished and attached hereto as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Fidelity Advisor Series VII

By:	/s/Stacie M. Smith
Stacie M. Smith
President and Treasurer

Date:	September 26, 2018

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/Stacie M. Smith
Stacie M. Smith
President and Treasurer

Date:	September 26, 2018

By:	/s/John J. Burke III
John J. Burke III
Chief Financial Officer

Date:	September 26, 2018